  As filed with the U.S. Securities and Exchange Commission on October 27, 2006
                                                              File No. 033-47287
                                                              File No. 811-06637

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 |X|
     Pre-Effective Amendment No. __                                     |_|
     Post-Effective Amendment No. 54                                    |X|

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         |X|
     Amendment No. 55

                        (Check appropriate box or boxes.)

                                  THE UBS FUNDS
               (Exact Name of Registrant as Specified in Charter)

                    ONE NORTH WACKER, CHICAGO, ILLINOIS 60606
               (Address of Principal Executive Office) (Zip Code)

         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE 312-525-7100

                                 Mark F. Kemper
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             NEW YORK, NY 10019-6114
                     (Name and Address of Agent for Service)

                  Please send copies of all communications to:

                               Bruce G. Leto, Esq.
                      Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                             Philadelphia, PA 19103
                                 (215) 564-8027

It is proposed that this filing will become effective (check appropriate box):

|_|  immediately upon filing pursuant to paragraph (b)

|X|  on October 28, 2006 pursuant to paragraph (b)

|_|  60 days after filing pursuant to paragraph (a)(1)

|_|  on [Date] pursuant to paragraph (a)(1)

|_|  75 days after filing pursuant to paragraph (a)(2)

|_|  on [Date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[UBS Global Asset Management LOGO]

The UBS Funds


UBS Dynamic Alpha Fund

UBS Global Allocation Fund

UBS Global Equity Fund

UBS International Equity Fund

UBS U.S. Equity Alpha Fund

UBS U.S. Large Cap Equity Fund

UBS U.S. Large Cap Growth Fund

UBS U.S. Large Cap Value Equity Fund

UBS U.S. Mid Cap Growth Equity Fund

UBS U.S. Small Cap Growth Fund

UBS Absolute Return Bond Fund

UBS Global Bond Fund

UBS High Yield Fund

UBS U.S. Bond Fund

Prospectus

October 28, 2006

This prospectus offers Class A, Class B, Class C and Class Y shares in eleven of the fourteen series (each, a "Fund" and, collectively, the "Funds") of The UBS Funds (the "Trust") listed above. For the UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund, this prospectus offers Class A, Class C and Class Y shares only. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your Fund shares. Class Y shares are available only to certain types of investors.


As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved any Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

THE UBS FUNDS
--------------------------------------------------------------------------------

Contents


THE UBS FUNDS
WHAT EVERY INVESTOR SHOULD KNOW ABOUT THE FUNDS



UBS Dynamic Alpha Fund
   Investment objective, strategies, securities selection and
      risks                                                           Page 4
   Performance                                                        Page 8
   Expenses and fee tables                                            Page 9
UBS Global Allocation Fund
   Investment objective, strategies, securities selection and
      risks                                                           Page 11
   Performance                                                        Page 15
   Expenses and fee tables                                            Page 18
UBS Global Equity Fund
   Investment objective, strategies, securities selection and
      risks                                                           Page 20
   Performance                                                        Page 22
   Expenses and fee tables                                            Page 24
UBS International Equity Fund
   Investment objective, strategies, securities selection and
      risks                                                           Page 26
   Performance                                                        Page 28
   Expenses and fee tables                                            Page 30
UBS U.S. Equity Alpha Fund
   Investment objective, strategies, securities selection and
      risks                                                           Page 32
   Performance                                                        Page 35
   Expenses and fee tables                                            Page 36
UBS U.S. Large Cap Equity Fund
   Investment objective, strategies, securities selection and
      risks                                                           Page 38
   Performance                                                        Page 40
   Expenses and fee tables                                            Page 42
UBS U.S. Large Cap Growth Fund
   Investment objective, strategies, securities selection and
      risks                                                           Page 44
   Performance                                                        Page 46
   Expenses and fee tables                                            Page 48
UBS U.S. Large Cap Value Equity Fund
   Investment objective, strategies, securities selection and
      risks                                                           Page 50
   Performance                                                        Page 52
   Expenses and fee tables                                            Page 54
UBS U.S. Mid Cap Growth Equity Fund
   Investment objective, strategies, securities selection and
      risks                                                           Page 56
   Performance                                                        Page 58
   Expenses and fee tables                                            Page 59
UBS U.S. Small Cap Growth Fund
   Investment objective, strategies, securities selection and
      risks                                                           Page 61
   Performance                                                        Page 63
   Expenses and fee tables                                            Page 65



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2                                                    UBS Global Asset Management

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THE UBS FUNDS
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UBS Absolute Return Bond Fund
   Investment objective, strategies, securities selection and
      risks                                                           Page 67
   Performance                                                        Page 71
   Expenses and fee tables                                            Page 72
UBS Global Bond Fund
   Investment objective, strategies, securities selection and
      risks                                                           Page 74
   Performance                                                        Page 77
   Expenses and fee tables                                            Page 79
UBS High Yield Fund
   Investment objective, strategies, securities selection and
      risks                                                           Page 81
   Performance                                                        Page 84
   Expenses and fee tables                                            Page 86
UBS U.S. Bond Fund
   Investment objective, strategies, securities selection and
      risks                                                           Page 88
   Performance                                                        Page 91
   Expenses and fee tables                                            Page 93

YOUR INVESTMENT
INFORMATION FOR MANAGING YOUR FUND ACCOUNT

Managing your Fund account                                            Page 95
 -Flexible pricing
 -Buying shares
 -Selling shares
 -Exchanging shares
 -Pricing and valuation

ADDITIONAL INFORMATION

ADDITIONAL IMPORTANT INFORMATION ABOUT THE FUNDS

Management                                                            Page 107
Disclosure of portfolio holdings                                      Page 115
Dividends and taxes                                                   Page 115
Supplemental investment advisor performance information for the
   Funds                                                              Page 117
Supplemental portfolio manager and advisor performance information
   for UBS U.S. Mid Cap Growth Equity Fund                            Page 135
Financial highlights                                                  Page 139
Where to learn more about the Funds                                   Back cover


Please find the UBS FUNDS' PRIVACY NOTICE inside the back cover of this Prospectus.


THE FUNDS ARE NOT A COMPLETE OR BALANCED INVESTMENT PROGRAM.



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UBS Global Asset Management                                                    3

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THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Dynamic Alpha Fund

Investment objective, strategies, securities selection and risks

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests in securities and financial instruments to gain exposure to global equity, global fixed income and cash equivalent markets, including global currencies. The Fund may invest in equity and fixed income securities of issuers located within and outside the United States or in open-end investment companies advised by UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas) or the "Advisor"), to gain exposure to certain global equity and global fixed income markets. The Fund is a non-diversified fund.

Investments in fixed income securities may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities, equipment trusts and other collateralized debt securities. Investments in fixed income securities may include issuers in both developed (including the United States) and emerging markets.

Investments in equity securities may include, but are not limited to, common stock and preferred stock of issuers in developed nations (including the United States) and emerging markets. Equity investments may include large, intermediate and small capitalization companies.

The Fund may invest all or a portion of its assets in other open-end investment companies advised by the Advisor to gain exposure to various asset classes described above. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments.


In addition, the Fund attempts to generate positive returns and manage risk through asset allocation and sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions.


The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. The Fund may invest in Derivatives to the extent permitted by the 1940 Act. In addition, the Fund may establish net short or net long positions for individual markets, currencies and securities.


In employing its investment strategies for the Fund, the Advisor attempts to achieve a total rate of return for the Fund that meets or exceeds 5% per year on a real (i.e., inflation-adjusted) basis and net of management fees over rolling five year time horizons. The Advisor does not represent or guarantee that the Fund will meet this total return goal.

To the extent permitted by the 1940 Act, the Fund may borrow money from banks to purchase investments for the Fund. The Fund will adhere to the SEC's asset coverage requirements for all such borrowings.

SECURITIES SELECTION

The Fund is a multi-asset fund. The asset classes in which the Fund may invest include, but are not limited to, the following: US equities, non-US


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4                                                    UBS Global Asset Management

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THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Dynamic Alpha Fund


equities, emerging market equities, US fixed income, non-US fixed income, emerging market debt, US high yield fixed income and cash equivalents. Asset allocation decisions are tactical, based upon the Advisor's assessment of valuations and prevailing market conditions in the United States and abroad. Investments also may be made in selected sectors of these asset classes.


Within the equity portion of the Fund's portfolio, the Advisor selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below (above) the estimated intrinsic or fundamental value would be considered a long (short) candidate for inclusion in the Fund's portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.


While the Advisor's investment decisions with respect to the equity portion of the Fund's portfolio are based primarily on price/value discrepancies as identified by its fundamental valuation process, under certain circumstances the Advisor may utilize growth-oriented strategies within its US equity asset class for a portion of the allocation; but only after subjecting such strategies to a rigorous due diligence process to judge their suitability for the Fund.

To invest in growth equities, the Advisor will seek to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage, in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics.

In selecting fixed income securities, the Advisor uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the Advisor considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios and expected future outlook. The Fund's fixed income investments may reflect a broad range of investment maturities, qualities and sectors, including high yield (lower-rated) securities and convertible debt securities.


The Advisor's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The Advisor manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

The Fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive


--------------------------------------------------------------------------------
UBS Global Asset Management                                                    5

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THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Dynamic Alpha Fund

investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- INTEREST RATE RISK--The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.


- CREDIT RISK--The risk that the issuer of bonds with ratings of BB (Standard & Poor's Ratings Group ("S&P")) or Ba (Moody's Investors Service, Inc. ("Moody's")) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.


- PREPAYMENT OR CALL RISK--The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

- US GOVERNMENT AGENCY OBLIGATIONS RISK--Government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer's right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- SMALL AND INTERMEDIATE CAPITALIZATION COMPANY RISK--The risk that investments in small and intermediate capitalization size companies may be more volatile than investments in larger companies, as small and intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.


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6                                                    UBS Global Asset Management

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THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Dynamic Alpha Fund

- ASSET ALLOCATION RISK--The risk that the Fund may allocate assets to an asset category that underperforms other asset categories. For example, the Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

- NON-DIVERSIFICATION RISK--The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains and losses on a single security may, therefore, have a greater impact on the Fund's net asset value.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.


- LEVERAGE RISK--The Fund may borrow money from banks to purchase investments for the Fund, which is a form of leverage. If the Fund borrows money to purchase securities and the Fund's investments decrease in value, the Fund's losses will be greater than if the Fund did not borrow money for investment purposes. In addition, if the return on an investment purchased with borrowed funds is not sufficient to cover the cost of borrowing, then the net income of the Fund will be less than if borrowing were not used. Certain derivatives that the Fund may use may also create leverage. Derivative instruments that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivative instruments.

- INVESTING IN OTHER FUNDS RISKS--The investment performance of the Fund is affected by the investment performance of the underlying funds in which the Fund invests. Through its investment in the underlying funds, the Fund is subject to the risks of the underlying funds' investments and subject to the underlying funds expenses.

OTHER INFORMATION


COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                    7

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THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Dynamic Alpha Fund

Performance

There is no performance information quoted for the Fund as the Fund had not completed a full calendar year of investment operations as of the date of this prospectus.


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8                                                    UBS Global Asset Management

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THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Dynamic Alpha Fund

Expenses and fee tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)(1)



                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a % of offering price)                                5.50%      None      None      None
Maximum contingent deferred sales charge (load) (CDSC)
   (as a % of purchase or sales price, whichever is less)    None(2)    5.00%     1.00%     None
Exchange fee                                                 None       None      None      None
Redemption fee (as a % of amount redeemed within 90 days
   of purchase, if applicable)(3)                            1.00%      1.00%     1.00%     1.00%



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(4)



                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Management fees                                               0.79%     0.79%     0.79%     0.79%
Distribution and/or service (12b-1) fees                      0.25%     1.00%     1.00%     None
Other expenses(5)                                             0.16%     0.20%     0.18%     0.13%
                                                              ----      ----      ----      ----
Total annual fund operating expenses                          1.20%     1.99%     1.97%     0.92%
                                                              ====      ====      ====      ====
Management fee waiver/expense reimbursements                    --        --        --        --
                                                              ----      ----      ----      ----
Net expenses(6)                                               1.20%     1.99%     1.97%     0.92%
                                                              ====      ====      ====      ====


----------


(1) Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2) Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

(3) The redemption fees for Class B and Class C shares of the Fund will become effective on or about March 1, 2007 for shareholders who purchase Class B or Class C shares of the Fund on or after such date. The Class A and Class Y shares redemption fees are currently in effect. Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4) The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2006.

(5) "Other Expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas). "Other Expenses" also may include amounts reimbursed to the Advisor for previously waived fees and reimbursed expenses made by the Advisor under a contractual fee waiver and expense reimbursement agreement.

(6) The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2007, do not exceed 1.35% for Class A shares, 2.10% for Class B shares, 2.10% for Class C shares and 1.10% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.



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UBS Global Asset Management                                                    9

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THE UBS FUNDS
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UBS Dynamic Alpha Fund

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except as described below.* Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------
Class A                                                   $666      $910     $1,173   $1,925
Class B (assuming sale of all shares at end of period)     702       924      1,273    1,925**
Class B (assuming no sale of shares)                       202       624      1,073    1,925**
Class C (assuming sale of all shares at end of period)     300       618      1,062    2,296
Class C (assuming no sale of shares)                       200       618      1,062    2,296
Class Y                                                     94       293        509    1,131


----------


* The costs described in the example reflect the "Net expenses" of the Fund that result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only and the costs for the years thereafter reflect the "Total annual fund operating expenses" without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond this year, your costs would be expected to be lower than the amounts shown above under the 3 years, 5 years and 10 years estimates.

**   Reflects conversion to Class A shares after a maximum of six years.



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10                                                   UBS Global Asset Management

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THE UBS FUNDS
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UBS Global Allocation Fund

Investment objective, strategies, securities selection and risks

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in equity and fixed income securities of issuers located within and outside the United States. Under normal circumstances, the Fund will allocate its assets between fixed income securities and equity securities.


Investments in fixed income securities may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. Investments in equity securities may include, but are not limited to, common stock and preferred stock. The Fund may invest in emerging market issuers by investing in other open-end investment companies advised by the Advisor. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.


SECURITIES SELECTION


The Fund is a multi-asset fund, and invests in each of the major asset classes:
US fixed income, US equities, international fixed income (including emerging markets), and international equities (including emerging markets), based upon the Advisor's assessment of prevailing market conditions in the United States and abroad. The Fund invests its assets in investments that are economically tied to a number of countries throughout the world. As of June 30, 2006, the Fund was invested in securities of issuers from 35 countries either directly or through its investments in other investment companies, and approximately 70% of its assets were invested in US markets.

Within the equity portion of the Fund's portfolio, the Advisor generally selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.


For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists.

A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the Fund's portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.


While the Advisor's investment decisions with respect to the equity portion of the Fund's portfolio are based primarily on price/value discrepancies as


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   11

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--------------------------------------------------------------------------------
UBS Global Allocation Fund

identified by its fundamental valuation process, under certain circumstances the Advisor may utilize growth-oriented strategies within its US equity asset class for a portion of the allocation to manage risk exposures; but only after subjecting such strategies to a rigorous due diligence process to judge their suitability for the Fund.

To invest in growth equities, the Advisor will seek to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage, in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics.

In selecting fixed income securities, the Advisor uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the Advisor considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios and expected future outlook. These securities will have an initial maturity of more than one year. The Fund may invest in both investment grade and high yield (lower-rated) securities.


The Advisor's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The Advisor manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

The Fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- INTEREST RATE RISK--The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

- US GOVERNMENT AGENCY OBLIGATIONS RISK--Government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer's right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the US government that are


--------------------------------------------------------------------------------
12                                                   UBS Global Asset Management

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--------------------------------------------------------------------------------
UBS Global Allocation Fund

     supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

- CREDIT RISK--The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

- PREPAYMENT OR CALL RISK--The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- SMALL AND MEDIUM COMPANY RISK--The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

- ASSET ALLOCATION RISK--The risk that the Fund may allocate assets to an asset category that underperforms other asset categories. For example, the Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   13

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--------------------------------------------------------------------------------
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     rate changes and market price fluctuations). Finally, the Fund's use of
     Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.


OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.


--------------------------------------------------------------------------------
14                                                   UBS Global Asset Management

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UBS Global Allocation Fund

Performance


RISK/RETURN BAR CHART AND TABLE


The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.


The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares (including sales charges, if applicable), before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.


TOTAL RETURN OF CLASS Y SHARES

                               [CHART]

1996   14.10%
1997   11.00%
1998    8.32%
1999    1.49%
2000    6.52%
2001    2.20%
2002   -3.06%
2003   27.79%
2004   14.53%
2005    6.46%


Total return January 1 to September 30, 2006: 7.66%
Best quarter during calendar years shown: 2nd quarter 2003: 14.06% Worst quarter during calendar years shown: 3rd quarter 2002: - 12.25%



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UBS Global Asset Management                                                   15

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--------------------------------------------------------------------------------
UBS Global Allocation Fund


AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2005



                                                              1 YEAR   5 YEARS   10 YEARS   LIFE OF CLASS
-----------------------------------------------------------   ------   -------   --------   -------------
CLASS Y SHARES
(INCEPTION DATE: 8/31/92)
-----------------------------------------------------------
Return before taxes                                            6.46%    9.07%      8.64%         9.12%
Return after taxes on distributions                            5.35%    7.69%      6.60%         7.09%
Return after taxes on distributions and sale of fund shares    5.10%    7.15%      6.38%         6.83%
RUSSELL 3000 INDEX(1) (2)                                      6.13%    1.58%      9.20%        10.90%
MSCI WORLD INDEX FREE (NET US)(1) (3)                          9.82%    2.48%      7.30%         8.98%
CITIGROUP WORLD GOVERNMENT BOND INDEX(1) (4)                  -6.88%    6.92%      4.99%         6.04%
GSMI MUTUAL FUND INDEX(1) (5)                                  6.58%    5.20%      7.79%         9.06%

CLASS A SHARES(6)
(INCEPTION DATE: 6/30/97)
-----------------------------------------------------------
Return before taxes                                            0.29%    7.62%       N/A          6.48%
RUSSELL 3000 INDEX(1) (2)                                      6.13%    1.58%       N/A          6.30%
MSCI WORLD INDEX FREE (NET US)(1) (3)                          9.82%    2.48%       N/A          5.19%
CITIGROUP WORLD GOVERNMENT BOND INDEX(1) (4)                  -6.88%    6.92%       N/A          5.61%
GSMI MUTUAL FUND INDEX(1) (5)                                  6.58%    5.20%       N/A          6.44%

CLASS B SHARES(6)
(INCEPTION DATE: 12/13/01)
-----------------------------------------------------------
Return before taxes                                            0.28%     N/A        N/A          9.61%
RUSSELL 3000 INDEX(1) (2)                                      6.13%     N/A        N/A          5.77%
MSCI WORLD INDEX FREE (NET US)(1) (3)                          9.82%     N/A        N/A          8.44%
CITIGROUP WORLD GOVERNMENT BOND INDEX(1) (4)                  -6.88%     N/A        N/A          8.47%
GSMI MUTUAL FUND INDEX(1) (5)                                  6.58%     N/A        N/A           N/A

CLASS C SHARES(6)
(INCEPTION DATE: 11/22/01)
-----------------------------------------------------------
Return before taxes                                            4.37%     N/A        N/A         10.17%
RUSSELL 3000 INDEX(1) (2)                                      6.13%     N/A        N/A          5.47%
MSCI WORLD INDEX FREE (NET US)(1) (3)                          9.82%     N/A        N/A          7.83%
CITIGROUP WORLD GOVERNMENT BOND INDEX(1) (4)                  -6.88%     N/A        N/A          8.43%
GSMI MUTUAL FUND INDEX(1) (5)                                  6.58%     N/A        N/A           N/A


----------


(1)  Does not reflect the deduction of fees, expenses or taxes.

(2) The Russell 3000 Index represents a broad US equities universe representing approximately 98% of the market. It is designed to provide a representative indication of the capitalization and return for the US equity market.

(3) The MSCI World Index Free (net US) is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective.



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16                                                   UBS Global Asset Management

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--------------------------------------------------------------------------------
UBS Global Allocation Fund


(4) The Citigroup World Government Bond Index represents the broad global fixed income markets and includes debt issues of US and most developed international governments, governmental entities and supranationals.

(5) The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed currently as follows: 40% Russell 3000 Index, 22% MSCI World ex USA Index, 21% Citigroup Broad Investment Grade Index, 9% Citigroup Non-US World Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global, 3% MSCI Emerging Markets Index (net US) and 3% Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% Merrill Lynch US High Yield Cash Pay Constrained Index replaced the Merrill Lynch US High Yield Cash Pay Index.

(6) The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the annual average returns presented for the Class C shares shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.



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UBS Global Asset Management                                                   17

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Expenses and fee tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)(1)



                                                                 CLASS A   CLASS B   CLASS C   CLASS Y
                                                                 -------   -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a % of offering price)                                    5.50%      None      None      None
Maximum contingent deferred sales charge (load) (CDSC)
   (as a % of purchase or sales price, whichever is less)        None(2)    5.00%     1.00%     None
Exchange fee                                                     None       None      None      None
Redemption fee (as a % of amount redeemed within 90 days of
   purchase, if applicable)(3)                                   1.00%      1.00%     1.00%     1.00%



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(4)



                                                                 CLASS A   CLASS B   CLASS C   CLASS Y
                                                                 -------   -------   -------   -------
Management fees                                                   0.69%     0.69%     0.69%     0.69%
Distribution and/or service (12b-1) fees                          0.25%     1.00%     1.00%     None
Other expenses(5)                                                 0.20%     0.26%     0.22%     0.19%
                                                                  ----      ----      ----      ----
Total annual fund operating expenses                              1.14%     1.95%     1.91%     0.88%
                                                                  ====      ====      ====      ====


----------


(1) Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2) Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

(3) The redemption fees for Class B and Class C shares of the Fund will become effective on or about March 1, 2007 for shareholders who purchase Class B or Class C shares of the Fund on or after such date. The Class A and Class C shares redemption fees are currently in effect. Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4) The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2006.

(5) "Other expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).



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18                                                   UBS Global Asset Management

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EXAMPLE


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------
Class A                                                   $660      $892     $1,143    $1,860
Class B (assuming sale of all shares at end of period)     698       912      1,252     1,872*
Class B (assuming no sale of shares)                       198       612      1,052     1,872*
Class C (assuming sale of all shares at end of period)     294       600      1,032     2,233
Class C (assuming no sale of shares)                       194       600      1,032     2,233
Class Y                                                     90       281        488     1,084


----------


*    Reflects conversion to Class A shares after a maximum of six years.



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UBS Global Asset Management                                                   19

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UBS Global Equity Fund

Investment objective, strategies, securities selection and risks

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock and preferred stock of US and foreign issuers. The Fund may invest in issuers from both developed and emerging markets. The Fund may invest in companies of any size.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options, futures and forward currency agreements. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities.


SECURITIES SELECTION


In the global universe, the Advisor uses a disciplined price to intrinsic value approach that seeks to take advantage of pricing anomalies in markets. The Advisor, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of the Fund's assets in one or more countries if economic and business conditions warrant such investments. The Fund invests its assets in investments that are economically tied to a number of countries throughout the world. As of June 30, 2006, the Fund was invested in securities of issuers from 16 countries and approximately 50% of its assets were invested in US equity securities.

In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon country, economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks across industries and countries with attractive relative price/value characteristics.


The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to emerging market equity and small cap equity asset classes. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments.


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20                                                   UBS Global Asset Management

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UBS Global Equity Fund

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- SMALL AND MEDIUM COMPANY RISK--The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.


OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   21

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UBS Global Equity Fund

Performance


RISK/RETURN BAR CHART AND TABLE


The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.


The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares (including sales charges, if applicable), before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.



TOTAL RETURN OF CLASS Y SHARES


                                    [CHART]

1996    17.26%
1997    10.72%
1998    14.03%
1999    12.87%
2000    -0.08%
2001    -9.03%
2002   -15.54%
2003    29.57%
2004    14.26%
2005     7.15%


Total return January 1 to September 30, 2006: 9.05%
Best quarter during calendar years shown: 2nd quarter 2003: 18.45% Worst quarter during calendar years shown: 3rd quarter 2002: - 19.54%



--------------------------------------------------------------------------------
22                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Global Equity Fund


AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2005



                                                              1 YEAR   5 YEARS   10 YEARS   LIFE OF CLASS
                                                              ------   -------   --------   -------------
CLASS Y SHARES
(INCEPTION DATE: 1/28/94)
-----------------------------------------------------------
Return before taxes                                            7.15%    4.04%      7.37%       7.52%
Return after taxes on distributions                            7.04%    3.41%      5.83%       5.99%
Return after taxes on distributions and sale of fund shares    4.81%    3.07%      5.60%       5.74%
MSCI WORLD INDEX FREE (NET US)(1) (2)                          9.82%    2.48%      7.30%       7.73%(4)

CLASS A SHARES(3)
(INCEPTION DATE: 6/30/97)
-----------------------------------------------------------
Return before taxes                                            0.99%    2.50%       N/A        4.17%
MSCI WORLD INDEX FREE (NET US)(1) (2)                          9.82%    2.48%       N/A        5.19%

CLASS B SHARES(3)
(INCEPTION DATE: 12/11/01)
-----------------------------------------------------------
Return before taxes                                            1.06%     N/A        N/A        6.29%
MSCI WORLD INDEX FREE (NET US)(1) (2)                          9.82%     N/A        N/A        8.05%

CLASS C SHARES(3)
(INCEPTION DATE: 11/27/01)
-----------------------------------------------------------
Return before taxes                                            5.08%     N/A        N/A        6.58%
MSCI WORLD INDEX FREE (NET US)(1) (2)                          9.82%     N/A        N/A        7.78%


----------


(1)  Does not reflect the deduction of fees, expenses or taxes.

(2) The MSCI World Index Free (net US) is a broad-based index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective.

(3) The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

(4) For Class Y, life of class performance for the MSCI World Index (net US) is as of the inception month end.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   23

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Global Equity Fund

Expenses and fee tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)(1)



                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a % of offering price)                                5.50%      None      None      None
Maximum contingent deferred sales charge (load) (CDSC)
   (as a % of purchase or sales price, whichever is less)    None(2)    5.00%     1.00%     None
Exchange fee                                                 None       None      None      None
Redemption fee (as a % of amount redeemed within
   90 days of purchase, if applicable)(3)                    1.00%      1.00%     1.00%     1.00%



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(4)



                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Management fees                                               0.73%     0.73%     0.73%     0.73%
Distribution and/or service (12b-1) fees                      0.25%     1.00%     1.00%     None
Other expenses(5)                                             0.39%     0.62%     0.47%     0.26%
                                                              ----      ----      ----      ----
Total annual fund operating expenses                          1.37%     2.35%     2.20%     0.99%
                                                              ====      ====      ====      ====
Management fee waiver/expense reimbursements                  0.12%     0.35%     0.20%       --
                                                              ----      ----      ----      ----
Net expenses(6)                                               1.25%     2.00%     2.00%     0.99%
                                                              ====      ====      ====      ====


----------


(1) Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2) Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

(3) The redemption fees for Class B and Class C shares of the Fund will become effective on or about March 1, 2007 for shareholders who purchase Class B or Class C shares of the Fund on or after such date. The Class A and Class Y shares redemption fees are currently in effect. Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4) The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2006.

(5) "Other expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).

(6) The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2007, do not exceed 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares and 1.00% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.



--------------------------------------------------------------------------------
24                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Global Equity Fund

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except as described below.* Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------
Class A                                                   $670     $  949    $1,248   $2,096
Class B (assuming sale of all shares at end of period)     703      1,000     1,424    2,188**
Class B (assuming no sale of shares)                       203        700     1,224    2,188**
Class C (assuming sale of all shares at end of period)     303        669     1,161    2,518
Class C (assuming no sale of shares)                       203        669     1,161    2,518
Class Y                                                    101        315       547    1,213


----------


* The costs described in the example reflect the "Net expenses" of the Fund that result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only and the costs for the years thereafter reflect the "Total annual fund operating expenses" without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond this year, your costs would be expected to be lower than the amounts shown above under the 3 years, 5 years and 10 years estimates.

**   Reflects conversion to Class A shares after a maximum of six years.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   25

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS International Equity Fund

Investment Objective, strategies, securities selection and risks

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income by investing primarily in the equity securities of non-US issuers.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock and preferred stock of issuers located throughout the world. The Fund may invest in issuers from both developed and emerging markets. The Fund may invest in stocks of companies of any size.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options, futures and forward currency agreements. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities.


SECURITIES SELECTION


In the international universe, the Advisor uses a disciplined price to intrinsic value approach that seeks to take advantage of pricing anomalies in markets. The Advisor, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of the Fund's assets in one or more countries if economic and business conditions warrant such investments. The Fund invests its assets in investments that are economically tied to a number of countries throughout the world. As of June 30, 2006, the Fund was invested in securities of issuers from 19 countries and 3% of its assets were invested in US operating companies.

In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon country, economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks across industries and countries with attractive relative price/value characteristics.


The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to emerging market equity and small cap equity asset classes. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments.


--------------------------------------------------------------------------------
26                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS International Equity Fund

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- SMALL AND MEDIUM COMPANY RISK--The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

- FOREIGN INVESTING AND EMERGING MARKETS RISK--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.


OTHER INFORMATION

Commodity pool operator exemption--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   27

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS International Equity Fund

Performance


RISK/RETURN BAR CHART AND TABLE


The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.


The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares (including sales charges, if applicable), before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.


TOTAL RETURN OF CLASS Y SHARES

                                     [CHART]

1996    12.75%
1997     5.74%
1998    14.39%
1999    19.16%
2000    -9.09%
2001   -16.99%
2002   -14.12%
2003    31.66%
2004    17.25%
2005     9.69%


Total return January 1 to September 30, 2006: 12.70%
Best quarter during calendar years shown: 2nd Quarter 2003: 17.22% Worst quarter during calendar years shown: 3rd Quarter 2002: - 21.31%



--------------------------------------------------------------------------------
28                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS International Equity Fund


AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2005



                                               1 YEAR   5 YEARS   10 YEARS   LIFE OF CLASS
                                               ------   -------   --------   -------------
CLASS Y SHARES
(INCEPTION DATE: 8/31/93)
--------------------------------------------
Return before taxes                             9.69%    3.84%      5.96%        5.82%
Return after taxes on distributions             8.94%    2.31%      4.44%        4.40%
Return after taxes on distributions and sale
   of fund shares                               7.30%    2.58%      4.41%        4.34%
MSCI WORLD EX USA INDEX (NET US)(1) (2)        14.48%    4.94%      6.20%        6.48%

CLASS A SHARES(3)
(INCEPTION DATE: 6/30/97)
--------------------------------------------
Return before taxes                             3.28%    2.45%       N/A         2.98%
MSCI WORLD EX USA INDEX (NET US)(1) (2)        14.48%    4.94%       N/A         5.15%

CLASS B SHARES(3)
(INCEPTION DATE: 2/12/02)
--------------------------------------------
Return before taxes                             3.62%     N/A        N/A         9.68%
MSCI WORLD EX USA INDEX (NET US)(1) (2)        14.48%     N/A        N/A        14.78%

CLASS C SHARES(3)
(INCEPTION DATE: 1/25/02)
--------------------------------------------
Return before taxes                             7.63%     N/A        N/A         9.87%
MSCI WORLD EX USA INDEX (NET US)(1) (2)        14.48%     N/A        N/A        14.29%


----------


(1)  Does not reflect the deduction of fees, expenses or taxes.

(2) The MSCI World ex USA Index (net US) is an unmanaged, market driven broad-based securities index which includes developed international equity markets in terms of capitalization and performance. This benchmark has been calculated net of withholding tax from a US perspective.

(3) The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   29

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS International Equity Fund

Expenses and fee tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)(1)



                                                   CLASS A   CLASS B   CLASS C   CLASS Y
                                                   -------   -------   -------   -------
Maximum front-end sales charge (load) imposed
   on purchases (as a % of offering price)          5.50%      None      None      None
Maximum contingent deferred sales charge (load)
   (CDSC) (as a % of purchase or sales price,
   whichever is less)                               None(2)    5.00%     1.00%     None
Exchange fee                                        None       None      None      None
Redemption fee (as a % of amount redeemed within
   90 days of purchase, if applicable)(3)           1.00%      1.00%     1.00%     1.00%



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(4)



                                                   CLASS A   CLASS B   CLASS C   CLASS Y
                                                   -------   -------   -------   -------
Management fees                                     0.80%     0.80%     0.80%     0.80%
Distribution and/or service (12b-1) fees            0.25%     1.00%     1.00%     None
Other expenses(5)                                   0.43%     0.42%     0.37%     0.39%
                                                    ----      ----      ----      ----
Total annual fund operating expenses                1.48%     2.22%     2.17%     1.19%
                                                    ====      ====      ====      ====
Management fee waiver/expense reimbursements        0.23%     0.22%     0.17%     0.19%
                                                    ----      ----      ----      ----
Net expenses(6)                                     1.25%     2.00%     2.00%     1.00%
                                                    ====      ====      ====      ====


----------


(1) Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2) Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

(3) The redemption fees for Class B and Class C shares of the Fund will become effective on or about March 1, 2007 for shareholders who purchase Class B or Class C shares of the Fund on or after such date. The Class A and Class Y shares redemption fees are currently in effect. Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4) The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2006.

(5) "Other Expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).

(6) The Advisor has agreed irrevocably to waive its fees and reimburse certain expenses so that total operating expenses of the Fund do not exceed 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares and 1.00% for Class Y shares.



--------------------------------------------------------------------------------
30                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS International Equity Fund

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                   ------   -------   -------   --------
Class A                                             $670      $925     $1,199    $1,978
Class B (assuming sale of all shares at
   end of period)                                    703       927      1,278     1,956*
Class B (assuming no sale of shares)                 203       627      1,078     1,956*
Class C (assuming sale of all shares at
   end of period)                                    303       627      1,078     2,327
Class C (assuming no sale of shares)                 203       627      1,078     2,327
Class Y                                              102       318        552     1,225


----------


*    Reflects conversion to Class A shares after a maximum of six years.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   31

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Equity Alpha Fund


INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS


FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income, while controlling risk.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US companies. The Fund will generally invest in equity securities of large and mid capitalization companies but is permitted to invest up to 15% of its assets in small capitalization companies. The Fund will maintain both long positions and short positions in equity securities and securities with equity-like characteristics. For purposes of the Fund's investments, US companies include any company organized outside of the United States but which: (a) is included in the Fund's benchmark index; (b) has its headquarters or principal location of operations in the United States; (c) whose primary listing is on a securities exchange or market in the United States; or (d) derives a majority of its revenues in the United States.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US companies.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options, futures, forward agreements and swap agreements. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund may also invest in Exchange Traded Funds ("ETFs") and similarly structured pooled investments in order to provide exposure to the equity markets while maintaining liquidity. The Fund may also engage in short sales of ETFs and similarly structured pooled investments in order to reduce exposure to certain sectors of the equity markets.

The Fund is a non-diversified fund.

SECURITIES SELECTION

UBS Global AM (Americas) is the Fund's investment advisor. The Advisor's investment style is singularly focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

In constructing the Fund's portfolio, the Advisor uses primarily fundamental analysis and, to a lesser extent, quantitative analysis to identify securities that are underpriced and overpriced relative to their fundamental value. In general, the Advisor buys securities "long" for the Fund's portfolio that it believes are underpriced and will increase in value, and sells securities "short" that it believes are overpriced and will decline in value. The Fund anticipates that it will normally maintain long positions in equity securities and securities with equity-like characteristics equal to 120% to 140% of the value of its assets, short positions in equity securities and securities with equity-like characteristics equal to 20% to 40% of the value of its assets and cash positions equal to 0% to 10% of the value of its assets. This active management process is intended to produce performance that outperforms the Fund's benchmark.

In employing its investment strategies for the Fund, the Advisor attempts to outperform (before taking into account any Fund fees or expenses) the Russell 1000 Index by 2.50% to 5.00% per year with a


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32                                                   UBS Global Asset Management

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THE UBS FUNDS
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UBS U.S. Equity Alpha Fund

similar level of market risk as the benchmark over a full market cycle. A typical market cycle is 4 to 7 years. The Advisor does not represent or guarantee that the Fund will meet this total return goal.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

MORE ABOUT SHORT SALES. When the Fund takes a long position in a security, the Advisor purchases the security outright for the Fund's portfolio. When the Fund takes a short position in a security, the Advisor sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. To complete or close out the short sale transaction, the Fund buys the same security in the market and returns it to the lender. The Fund makes money when the market price of the security goes down after the short sale. Conversely, if the price of the security goes up after the sale, the Fund will lose money because it will have to pay more to replace the borrowed security than it received.

Until the Fund replaces the borrowed security, the Fund is required to maintain during the period of the short sale the short sale proceeds that the broker holds (which may be invested in equity securities) and any additional assets the lending broker requires as collateral. The Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked to market daily. The Fund is also required to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- MANAGEMENT RISK--The Advisor's judgments about the fundamental values of securities acquired by the Fund may prove to be incorrect. While it is the intent of the Advisor to take long positions in securities that are undervalued and are expected to subsequently outperform the market and short positions in securities that are overvalued and are expected to underperform the market, in various market conditions, there is no assurance that the Advisor will be successful in its selection process.

- SHORT SALES RISK--There are certain unique risks associated with the use of short sales strategies. When selling a security short, the Advisor will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. This would occur if the securities lender required the Fund to deliver the securities the Fund had borrowed at the commencement of the short sale and the Fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the sale security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of


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UBS Global Asset Management                                                   33

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--------------------------------------------------------------------------------
UBS U.S. Equity Alpha Fund

the security sold short, is theoretically unlimited. By contrast, a Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the Fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

- SMALL AND MID CAPITALIZATION COMPANY RISK--The risk that investments in small and mid capitalization size companies may be more volatile than investments in larger companies, as small and mid capitalization companies generally experience higher growth and failure rates than larger capitalization companies. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and this could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure than prices for larger companies.

- DERIVATIVES RISk--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

- UNSEASONED COMPANY RISK--The Fund may invest in relatively new or unseasoned companies that are in their early stages of development. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies may have greater risks because they (i) may be dependent on a small number of products or services; (ii) may lack substantial capital reserves; and (iii) do not have proven track records.

- NON-DIVERSIFICATION RISK--The risk that the Fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.


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34                                                   UBS Global Asset Management

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UBS U.S. Equity Alpha Fund

Performance

There is no performance information quoted for the Fund, as the Fund had not completed a full calendar year of investment operations as of the date of this prospectus.



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--------------------------------------------------------------------------------
UBS U.S. Equity Alpha Fund

Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)(1)



                                                             CLASS A   CLASS C   CLASS Y
                                                             -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a % of offering price)                                5.50%      None      None
Maximum contingent deferred sales charge (load) (CDSC)
   (as a % of purchase or sales price, whichever is less)    None(2)    1.00%     None
Exchange fee                                                 None       None      None
Redemption fee (as a % of amount redeemed within
   90 days of purchase, if applicable)(3)                    1.00%      1.00%     1.00%



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(4)



                                                                         CLASS A   CLASS C   CLASS Y
                                                                         -------   -------   -------
Management fees                                                           1.00%     1.00%     1.00%
Distribution and/or service (12b-1) fees                                  0.25%     1.00%     None
Other Expenses:
   Dividend expense and securities loan fees for securities sold short    0.57%     0.57%     0.57%
   Other(5)                                                               0.36%     0.38%     0.29%
                                                                          ----      ----      ----
Total other expenses                                                      0.93%     0.95%     0.86%
                                                                          ----      ----      ----
Total annual fund operating expenses                                      2.18%     2.95%     1.86%
                                                                          ====      ====      ====
Management fee waiver/expense reimbursements                              0.11%     0.13%     0.04%
                                                                          ----      ----      ----
Net expenses(6)                                                           2.07%     2.82%     1.82%
                                                                          ====      ====      ====


----------


(1) Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2) Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

(3) The redemption fees for Class B and Class C shares of the Fund will become effective on or about March 1, 2007 for shareholders who purchase Class B or Class C shares of the Fund on or after such date. The Class A and Class Y shares redemption fees are currently in effect. Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4)  The fees and expenses are based on estimates.

(5) "Other" expenses includes, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).

(6) The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding securities loan fees and dividend expense for securities sold short) to the extent necessary so that the Fund's expenses (excluding securities loan fees and dividend expense for securities sold short), through the fiscal year ending June 30, 2007, otherwise do not exceed 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.



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--------------------------------------------------------------------------------
UBS U.S. Equity Alpha Fund



EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Fund has not projected expenses beyond the three-year period shown because the Fund had only recently commenced investment operations.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except as described below.* Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                         1 YEAR   3 YEARS
                                                         ------   -------
Class A                                                   $748     $1,185
Class C (assuming sale of all shares at end of period)     385        900
Class C (assuming no sale of shares)                       285        900
Class Y                                                    185        581


----------


* The costs described in the example reflect the "Net expenses" of the Fund that result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only and the costs for the 3 years reflect the "Total annual fund operating expenses" without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond this year, your costs would be expected to be lower than the amounts shown above under the 3 years estimates.



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--------------------------------------------------------------------------------
UBS U.S. Large Cap Equity Fund


Investment objective, strategies, securities selection and risks

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US large capitalization companies. The Fund defines large capitalization companies as those with a market capitalization of at least $3 billion. The Fund may invest up to 20% of its net assets in companies that have market capitalizations within the range of the Russell 1000 Index but below $3 billion in market capitalization. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock, preferred stock, shares of investment companies, convertible securities, warrants and rights. In general, the Fund emphasizes large capitalization stocks, but also may hold small and intermediate capitalization stocks.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options and futures. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US large capitalization companies.


SECURITIES SELECTION

In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

The Fund will invest in companies within its capitalization range as described above. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks


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38                                                   UBS Global Asset Management

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THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Large Cap Equity Fund

     associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.


OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.


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UBS Global Asset Management                                                   39

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--------------------------------------------------------------------------------
UBS U.S. Large Cap Equity Fund

Performance


RISK/RETURN BAR CHART AND TABLE


The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.


The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares (including sales charges, if applicable), before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.


TOTAL RETURN OF CLASS Y SHARES

                                    [CHART]

1996    25.65%
1997    24.76%
1998    18.57%
1999    -4.05%
2000     3.23%
2001     1.87%
2002   -16.55%
2003    30.47%
2004    13.34%
2005     9.06%


Total return January 1 to September 30, 2006: 6.93%
Best quarter during calendar years shown: 2nd quarter 2003: 17.25% Worst quarter during calendar years shown: 3rd quarter 2002: - 17.20%



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40                                                   UBS Global Asset Management

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--------------------------------------------------------------------------------
UBS U.S. Large Cap Equity Fund

AVERAGE ANNUAL TOTAL RETURNS


as of December 31, 2005



                                                                    LIFE OF
                                      1 YEAR   5 YEARS   10 YEARS    CLASS
                                      ------   -------   --------   -------
CLASS Y SHARES
(INCEPTION DATE: 2/22/94)
------------------------------------
Return before taxes                    9.06%    6.51%      9.70%    11.11%
Return after taxes on distributions    8.53%    5.82%      8.21%     9.67%
Return after taxes on distributions
   and sale of fund shares             6.46%    5.37%      7.86%     9.21%
RUSSELL 1000 INDEX(1) (2)              6.27%    1.07%      9.29%    10.67%(4)

CLASS A SHARES(3)
(INCEPTION DATE: 6/30/97)
------------------------------------
Return before taxes                    2.78%    5.00%       N/A      5.56%
RUSSELL 1000 INDEX(1) (2)              6.27%    1.07%       N/A      6.24%

CLASS B SHARES(3)
(INCEPTION DATE: 11/5/01)
------------------------------------
Return before taxes                    2.84%     N/A        N/A      7.72%
RUSSELL 1000 INDEX(1) (2)              6.27%     N/A        N/A      5.76%

CLASS C SHARES(3)
(INCEPTION DATE: 11/13/01)
------------------------------------
Return before taxes                    6.90%     N/A        N/A      7.43%
RUSSELL 1000 INDEX(1) (2)              6.27%     N/A        N/A      4.95%


----------


(1)  Does not reflect the deduction of fees, expenses or taxes.

(2) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

(3) The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

(4) For Class Y, life of class performance for the Russell 1000 Index is as of the inception month end.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.


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--------------------------------------------------------------------------------
UBS U.S. Large Cap Equity Fund

Expenses and fee tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)(1)



                                                     CLASS A   CLASS B   CLASS C   CLASS Y
                                                     -------   -------   -------   -------
Maximum front-end sales charge (load)
   imposed on purchases (as a % of offering price)   5.50%      None      None      None
Maximum contingent deferred sales charge (load)
   (CDSC) (as a % of purchase or sales price,
   whichever is less)                                None(2)    5.00%     1.00%     None
Exchange fee                                         None       None      None      None
Redemption fee (as a % of amount redeemed within
   90 days of  purchase, if applicable)(3)           1.00%      1.00%     1.00%     1.00%



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(4)



                                                     CLASS A   CLASS B   CLASS C   CLASS Y
                                                     -------   -------   -------   -------
Management fees                                       0.70%     0.70%     0.70%     0.70%
Distribution and/or service (12b-1) fees              0.25%     1.00%     1.00%     None
Other expenses(5)                                     0.29%     0.31%     0.28%     0.27%
                                                      ----      ----      ----      ----
Total annual fund operating expenses                  1.24%     2.01%     1.98%     0.97%
                                                      ====      ====      ====      ====
Management fee waiver/expense reimbursements            --        --        --        --
                                                      ----      ----      ----      ----
Net expenses(6)                                       1.24%     2.01%     1.98%     0.97%
                                                      ====      ====      ====      ====


----------


(1) Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2) Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

(3) The redemption fee will become effective on or about March 1, 2007 for shareholders who purchase shares of the Fund on or after such date. Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4) The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2006.

(5) "Other Expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).

(6) The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2007, do not exceed 1.30% for Class A shares, 2.05% for Class B shares, 2.05% for Class C shares, and 1.05% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.



--------------------------------------------------------------------------------
42                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Large Cap Equity Fund

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except as described below.* Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                ------   -------   -------   --------
Class A                          $669      $922     $1,194    $1,967
Class B (assuming sale of all
   shares at end of period)       704       930      1,283     1,957**
Class B (assuming
   no sale of shares)             204       630      1,083     1,957**
Class C (assuming sale of all
   shares at end of period)       301       621      1,068     2,306
Class C (assuming no sale
   of shares)                     201       621      1,068     2,306
Class Y                            99       309        536     1,190


----------


* The costs described in the example reflect the "Net expenses" of the Fund that result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only and the costs for the years thereafter reflect the "Total annual fund operating expenses" without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond this year, your costs would be expected to be lower than the amounts shown above under the 3 years, 5 years and 10 years estimates.

**   Reflects conversion to Class A shares after a maximum of six years.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   43

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Large Cap Growth Fund

Investment objective, strategies, securities selection and risks

FUND OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US large capitalization companies. The Fund defines large capitalization companies as those with a market capitalization of at least $3 billion. In addition, up to 20% of the Fund's net assets may be invested in foreign securities. Investments in equity securities may include, but are not limited to, common stock and preferred stock. The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options, futures and forward currency agreements. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.


The Fund is a non-diversified fund.


The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US large capitalization companies.


SECURITIES SELECTION


In selecting securities, the Advisor seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage. To this end, the Advisor considers earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive stock price momentum, when selecting securities. The Advisor expects that these companies can sustain an above average return on invested capital at a higher level and over a longer period of time than is reflected in the current market prices.


The Fund will invest in companies within its capitalization range as described above. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- FOREIGN INVESTING RISK--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities


--------------------------------------------------------------------------------
44                                                   UBS Global Asset Management

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THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Large Cap Growth Fund

denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers.

- NON-DIVERSIFICATION RISK--The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.


OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   45

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Large Cap Growth Fund

Performance


RISK/RETURN BAR CHART AND TABLE


The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.


The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares (including sales charges, if applicable), before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.


TOTAL RETURN OF CLASS Y SHARES (1998 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)

                                     [CHART]

1998    24.90%
1999    32.73%
2000   -16.10%
2001   -22.75%
2002   -28.61%
2003    29.71%
2004    11.98%
2005    14.36%



Total return January 1 to September 30, 2006: - 1.14%
Best quarter during calendar years shown: 4th quarter 1998: 26.45% Worst quarter during calendar years shown: 3rd quarter 2001: - 20.02%



--------------------------------------------------------------------------------
46                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Large Cap Growth Fund

AVERAGE ANNUAL TOTAL RETURNS


as of December 31, 2005



                                      1 YEAR   5 YEARS    LIFE OF CLASS
                                      ------   -------    -------------
CLASS Y SHARES
(INCEPTION DATE: 10/14/97)
-----------------------------------
Return before taxes                   14.36%    -1.74%         2.93%
Return after taxes on distributions   14.35%    -1.76%         2.03%
Return after taxes on distributions
   and sale of fund shares             9.35%    -1.48%         2.17%
RUSSELL 1000 GROWTH INDEX(1) (2)       5.27%    -3.58%         2.05%

CLASS A SHARES(3)
(INCEPTION DATE: 12/31/98)
-----------------------------------
Return before taxes                    7.82%    -3.13%       -0.83%
RUSSELL 1000 GROWTH INDEX(1) (2)       5.27%    -3.58%       -2.12%

CLASS B SHARES(3)
(INCEPTION DATE: 11/7/01)
-----------------------------------
Return before taxes                    8.28%       N/A         3.39%
RUSSELL 1000 GROWTH INDEX(1) (2)       5.27%       N/A         1.80%

CLASS C SHARES(3)
(INCEPTION DATE: 11/19/01)
-----------------------------------
Return before taxes                   12.29%       N/A         2.83%
RUSSELL 1000 GROWTH INDEX(1) (2)       5.27%       N/A         0.85%


----------


(1)  Does not reflect the deduction of fees, expenses or taxes.

(2) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(3) The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   47

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Large Cap Growth Fund

Expenses and fee tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)(1)



                                                   CLASS A   CLASS B   CLASS C   CLASS Y
                                                   -------   -------   -------   -------
Maximum front-end sales charge (load) imposed
   on purchases (as a % of offering price)         5.50%      None      None      None
Maximum contingent deferred sales charge (load)
   (CDSC) (as a % of purchase or sales price,
   whichever is less)                              None(2)    5.00%     1.00%     None
Exchange fee                                       None       None      None      None
Redemption fee (as a % of amount redeemed within
   90 days of  purchase, if applicable)(3)         1.00%      1.00%     1.00%     1.00%



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(4)



                                                   CLASS A   CLASS B   CLASS C   CLASS Y
                                                   -------   -------   -------   -------
Management fees                                     0.70%     0.70%     0.70%     0.70%
Distribution and/or service (12b-1) fees            0.25%     1.00%     1.00%     None
Other expenses(5)                                   1.38%     1.53%     1.42%     1.40%
                                                    ----      ----      ----      ----
Total annual fund operating expenses                2.33%     3.23%     3.12%     2.10%
                                                    ====      ====      ====      ====
Management fee waiver/expense reimbursements        1.28%     1.43%     1.32%     1.30%
                                                    ----      ----      ----      ----
Net expenses(6)                                     1.05%     1.80%     1.80%     0.80%
                                                    ====      ====      ====      ====


----------


(1) Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2) Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

(3) The redemption fee will become effective on or about March 1, 2007 for shareholders who purchase shares of the Fund on or after such date. Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4) The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2006.

(5) "Other Expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).

(6) The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2007, do not exceed 1.05% for Class A shares, 1.80% for Class B shares, 1.80% for Class C shares and 0.80% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.



--------------------------------------------------------------------------------
48                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Large Cap Growth Fund

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except as described below.* Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                       ------   -------   -------   --------
Class A                                 $651     $1,121    $1,617   $2,976
Class B (assuming sale of all shares
   at end of period)                     683      1,161     1,764    3,032**
Class B (assuming no sale of shares)     183        861     1,564    3,032**
Class C (assuming sale of all shares
   at end of period)                     283        839     1,520    3,338
Class C (assuming no sale of shares)     183        839     1,520    3,338
Class Y                                   82        532     1,009    2,328


----------


* The costs described in the example reflect the "Net expenses" of the Fund that result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only and the costs for the years thereafter reflect the "Total annual fund operating expenses" without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond this year, your costs would be expected to be lower than the amounts shown above under the 3 years, 5 years and 10 years estimates.

**   Reflects conversion to Class A shares after a maximum of six years.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   49

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Large Cap Value Equity Fund


Investment objective, strategies, securities selection and risks

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US large capitalization companies. The Fund defines large capitalization companies as those with a market capitalization of at least $3 billion. The Fund may invest up to 20% of its net assets in companies that have market capitalizations within the range of the Russell 1000 Value Index but below $3 billion in market capitalization. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock, preferred stock, shares of investment companies, convertible securities, warrants and rights.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options and futures. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US large capitalization companies.


SECURITIES SELECTION

In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Fund will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. The Fund will generally only invest in stocks that at the time of purchase are contained in its benchmark.

The Fund will invest in companies within its capitalization range as described above. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The principal risks presented by an investment in the Fund are:

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks


--------------------------------------------------------------------------------
50                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Large Cap Value Equity Fund

associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.


OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   51

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Large Cap Value Equity Fund

Performance


RISK/RETURN BAR CHART AND TABLE


The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.


The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares (including sales charges, if applicable), before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.


TOTAL RETURN OF CLASS Y SHARES (2002 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)

                                     [CHART]

2002   -15.56%
2003    30.85%
2004    14.25%
2005    10.00%


Total return January 1 to September 30, 2006: 9.86%
Best quarter during calendar years shown: 2nd quarter 2003: 17.06% Worst quarter during calendar years shown: 3rd quarter 2002: - 18.23%



--------------------------------------------------------------------------------
52                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Large Cap Value Equity Fund

AVERAGE ANNUAL TOTAL RETURNS


as of December 31, 2005



                                      1 YEAR   LIFE OF CLASS
                                      ------   -------------
CLASS Y SHARES
(INCEPTION DATE: 6/29/01)
-----------------------------------
Return before taxes                   10.00%       7.48%
Return after taxes on distributions    8.09%       6.32%
Return after taxes on distributions
   and sale of fund shares             8.65%       6.28%
RUSSELL 1000 VALUE INDEX(1) (2)        7.07%       6.18%

CLASS A SHARES(3)
(INCEPTION DATE: 12/7/01)
-----------------------------------
Return before taxes                    3.71%       6.69%
RUSSELL 1000 VALUE INDEX(1) (2)        7.07%       8.13%

CLASS B SHARES(3)
(INCEPTION DATE: 11/8/01)
-----------------------------------
Return before taxes                    3.94%       7.69%
RUSSELL 1000 VALUE INDEX(1) (2)        7.07%       8.88%

CLASS C SHARES(3)
(INCEPTION DATE: 12/12/01)
-----------------------------------
Return before taxes                    7.88%       8.02%
RUSSELL 1000 VALUE INDEX(1) (2)        7.07%       8.62%


----------


(1)  Does not reflect the deduction of fees, expenses or taxes.

(2) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(3) The average annual total return for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   53

THE UBS FUNDS
--------------------------------------------------------------------------------

UBS U.S. Large Cap Value Equity Fund

Expenses and fee tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)(1)



                                                             CLASS A    CLASS B   CLASS C   CLASS Y
                                                             -------    -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a % of offering price)                                  5.50%      None      None      None
Maximum contingent deferred sales charge (load) (CDSC)
   (as a % of purchase or sales price, whichever is less)      None(2)    5.00%     1.00%     None
Exchange fee                                                   None       None      None      None
Redemption fee (as a%of amount redeemed within 90 days of
   purchase, if applicable)(3)                                 1.00%      1.00%     1.00%     1.00%
                                                               ----       ----      ----      ----



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(4)



                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Management fees                                               0.70%     0.70%     0.70%      0.70%
Distribution and/or service (12b-1) fees                      0.25%     1.00%     1.00%      None
Other expenses(5)                                             0.36%     0.45%     0.38%      0.36%
                                                              ----      ----      ----       ----
Total annual fund operating expenses                          1.31%     2.15%     2.08%      1.06%
                                                              ====      ====      ====       ====
Management fee waiver/expense reimbursements                  0.21%     0.30%     0.23%      0.21%
                                                              ----      ----      ----       ----
Net expenses(6)                                               1.10%     1.85%     1.85%      0.85%
                                                              ====      ====      ====       ====


----------


(1) Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2) Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

(3) The redemption fee will become effective on or about March 1, 2007 for shareholders who purchase shares of the Fund on or after such date. Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4) The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2006.

(5) "Other Expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).

(6) The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2007, do not exceed 1.10% for Class A shares, 1.85% for Class B shares, 1.85% for Class C shares and 0.85% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.



--------------------------------------------------------------------------------
54                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Large Cap Value Equity Fund

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except as described below.* Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------
Class A                                                   $656      $923     $1,210    $2,025
Class B (assuming sale of all shares at end of period)     688       944      1,327     2,048**
Class B (assuming no sale of shares)                       188       644      1,127     2,048**
Class C (assuming sale of all shares at end of period)     288       630      1,098     2,392
Class C (assuming no sale of shares)                       188       630      1,098     2,392
Class Y                                                     87       316        564     1,275


----------


* The costs described in the example reflect the "Net expenses" of the Fund that result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only and the costs for the years thereafter reflect the "Total annual fund operating expenses" without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond this year, your costs would be expected to be lower than the amounts shown above under the 3 years, 5 years and 10 years estimates.

**   Reflects conversion to Class A shares after a maximum of six years.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   55

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Mid Cap Growth Equity Fund

Investment objective, strategies, securities selection and risks

FUND OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US mid capitalization companies. The Fund considers mid capitalization companies to be those companies that at the time of purchase have market capitalizations within the range of market capitalizations of companies constituting the Russell Midcap(R) Growth Index. The market capitalizations of companies in the Russell Midcap Growth Index ranged from $1.412 billion to $17.210 billion as of August 31, 2006. The capitalization range of companies in the Russell Midcap Growth Index will change with the markets. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security. Investments in equity securities may include, but are not limited to, common stock and preferred stock. Up to 20% of the Fund's net assets may be invested in foreign securities.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options and forward currency agreements. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Under certain market conditions, the Fund may invest in companies at the time of their initial public offering (IPO).

The Fund will notify shareholders at least 60 days prior to any change in its investment policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US mid capitalization companies.

SECURITIES SELECTION

In selecting securities for the Fund, the Advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

-    above-average growth in revenue and earnings

-    strong competitive position

-    strong management

-    sound financial condition

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.


--------------------------------------------------------------------------------
56                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Mid Cap Growth Equity Fund

- MID CAPITALIZATION COMPANY RISK--The risk that investments in mid capitalization size companies may be more volatile than investments in larger companies, as mid capitalization companies generally experience higher growth and failure rates than larger capitalization companies. The trading volume of these securities is normally lower than that of larger companies. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure than prices for larger companies.

- FOREIGN INVESTING RISK--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers.

- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

- IPO RISK--Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   57

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Mid Cap Growth Equity Fund

Performance

There is no performance information quoted for the Fund, as the Fund had not completed a full calendar year of investment operations as of the date of this prospectus.


--------------------------------------------------------------------------------
58                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Mid Cap Growth Equity Fund

Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)(1)



                                                             CLASS A    CLASS C   CLASS Y
                                                             -------    -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a % of offering price)                                  5.50%      None      None
Maximum contingent deferred sales charge (load) (CDSC)
   (as a % of purchase or sales price, whichever is less)      None(2)    1.00%     None
Exchange fee                                                   None       None      None
Redemption fee (as a% of amount redeemed within 90 days of
   purchase, if applicable)(3)                                 1.00%      1.00%     1.00%



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(4)



                                                             CLASS A   CLASS C   CLASS Y
                                                             -------   -------   -------
Management fees                                               0.85%     0.85%      0.85%
                                                              ----      ----       ----
Distribution and/or service (12b-1) fees                      0.25%     1.00%      None
                                                              ----      ----       ----
Other expenses(5)                                             3.84%     4.94%      3.65%
                                                              ----      ----       ----
Total annual fund operating expenses                          4.94%     6.79%      4.50%
                                                              ====      ====       ====
Management fee waiver/expense reimbursements                  3.49%     4.59%      3.30%
                                                              ----      ----       ----
Net expenses(6)                                               1.45%     2.20%      1.20%
                                                              ====      ====       ====


----------


(1) Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2) Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

(3) The redemption fee will become effective on or about March 1, 2007 for shareholders who purchase shares of the Fund on or after such date. Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4)  The fees and expenses are based on estimates.

(5) "Other Expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).

(6) The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's expenses, through the fiscal year ending June 30, 2007, otherwise do not exceed 1.45% for Class A shares, 2.20% for Class C shares and 1.20% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   59

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Mid Cap Growth Equity Fund

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Fund has not projected expenses beyond the three-year period shown because the Fund had only recently commenced investment operations.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except as described below.* Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                        1 YEAR   3 YEARS
                                                        ------   -------
Class A                                                  $689     $1,657
Class C (assuming sale of all shares at end of period)    323      1,594
Class C (assuming no sale of shares)                      223      1,594
Class Y                                                   122      1,061


----------


* The costs described in the example reflect the "Net expenses" of the Fund that result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only and the costs for the 3 years reflect the "Total annual fund operating expenses" without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond this year, your costs would be expected to be lower than the amounts shown above under the 3 years estimates.



--------------------------------------------------------------------------------
60                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Small Cap Growth Fund

Investment objective, strategies, securities selection and risks

FUND OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US small capitalization companies. Small capitalization companies are those companies with market capitalizations of $2.5 billion or less at the time of purchase. Investments in equity securities may include, but are not limited to, common stock and preferred stock. The Fund may invest up to 20% of its net assets in foreign securities.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options, futures and forward currency agreements. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Under certain market conditions, the Fund may invest in companies at the time of their initial public offering (IPO).

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US small capitalization companies.


SECURITIES SELECTION


In selecting securities, the Advisor seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage. To this end, the Advisor considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities. The Fund may invest in emerging growth companies, which are companies that the Advisor expects to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values.


The Fund will invest in companies within its capitalization range as described above. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets in opportunities believed to be more promising. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   61

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Small Cap Growth Fund

- SMALL COMPANY RISK--The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

- FOREIGN INVESTING RISK--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

- IPO RISK--Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.


OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.


--------------------------------------------------------------------------------
62                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Small Cap Growth Fund

Performance


RISK/RETURN BAR CHART AND TABLE


The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.


The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares (including sales charges, if applicable), before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.


TOTAL RETURN OF CLASS Y SHARES (1998 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)

                                     [CHART]

1998     -6.70%
1999     41.70%
2000     22.44%
2001    -10.23%
2002    -18.42%
2003     44.75%
2004     10.92%
2005      6.63%


Total return January 1 to September 30, 2006: 3.10%
Best quarter during calendar years shown: 4th quarter 1999: 32.94% Worst quarter during calendar years shown: 3rd quarter 1998: -23.84%



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   63

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Small Cap Growth Fund


AVERAGE ANNUAL TOTAL RETURNS


as of December 31, 2005



                                                              1 YEAR   5 YEARS   LIFE OF CLASS
                                                              ------   -------   -------------
CLASS Y SHARES
(INCEPTION DATE: 9/30/97)
-----------------------------------------------------------
Return before taxes                                            6.63%    4.63%         8.20%
Return after taxes on distributions                            6.00%    4.24%         7.05%
Return after taxes on distributions and sale of fund shares    5.12%    3.86%         6.53%
RUSSELL 2000 GROWTH INDEX(1) (2)                               4.15%    2.28%         1.76%

CLASS A SHARES(3)
(INCEPTION DATE: 12/31/98)
-----------------------------------------------------------
Return before taxes                                            0.54%    3.18%        10.55%
RUSSELL 2000 GROWTH INDEX(1)(2)                                4.15%    2.28%         3.15%

CLASS B SHARES(3)
(INCEPTION DATE: 11/7/01)
-----------------------------------------------------------
Return before taxes                                            0.56%     N/A          9.18%
RUSSELL 2000 GROWTH INDEX(1)(2)                                4.15%     N/A          7.90%

CLASS C SHARES(3)
(INCEPTION DATE: 11/19/01)
-----------------------------------------------------------
Return before taxes                                            4.57%     N/A          9.09%
RUSSELL 2000 GROWTH INDEX(1)(2)                                4.15%     N/A          6.93%


----------


(1)  Does not reflect the deduction of fees, expenses or taxes.

(2) The Russell 2000 Growth Index is an unmanaged index composed of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(3) The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.



--------------------------------------------------------------------------------
64                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Small Cap Growth Fund

Expenses and fee tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)(1)



                                                              CLASS A    CLASS B   CLASS C   CLASS Y
                                                              -------    -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a % of offering price)                                   5.50%      None      None      None
Maximum contingent deferred sales charge (load) (CDSC)
   (as a % of purchase or sales price, whichever is less)       None(2)    5.00%     1.00%     None
Exchange fee                                                    None       None      None      None
Redemption fee (as a % of amount redeemed within 90 days of
   purchase, if applicable)(3)                                  1.00%      1.00%     1.00%     1.00%



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(4)



                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Management fees                                                0.85%    0.85%     0.85%     0.85%
Distribution and/or service (12b-1) fees                       0.25%    1.00%     1.00%     None
Other Expenses(5)                                              0.40%    0.54%     0.46%     0.28%
                                                               ----     ----      ----      ----
Total annual fund operating expenses                           1.50%    2.39%     2.31%     1.13%
                                                               ====     ====      ====      ====
Management fee waiver/expense reimbursements                   0.22%    0.36%     0.28%     0.10%
                                                               ----     ----      ----      ----
Net expenses(6)                                                1.28%    2.03%     2.03%     1.03%
                                                               ====     ====      ====      ====


----------


(1) Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2) Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

(3) The redemption fee will become effective on or about March 1, 2007 for shareholders who purchase shares of the Fund on or after such date. Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4) The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2006.

(5) "Other Expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).

(6) The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2007, do not exceed 1.28% for Class A shares, 2.03% for Class B shares, 2.03% for Class C shares and 1.03% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   65

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THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Small Cap Growth Fund

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except as described below.* Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------
Class A                                                   $673     $  978    $1,304    $2,224
Class B (assuming sale of all shares at end of period)     706      1,011     1,443     2,273**
Class B (assuming no sale of shares)                       206        711     1,243     2,273**
Class C (assuming sale of all shares at end of period)     306        695     1,210     2,624
Class C (assuming no sale of shares)                       206        695     1,210     2,624
Class Y                                                    105        349       613     1,366


----------


* The costs described in the example reflect the "Net expenses" of the Fund that result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only and the costs for the years thereafter reflect the "Total annual fund operating expenses" without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond this year, your costs would be expected to be lower than the amounts shown above under the 3 years, 5 years and 10 years estimates.

**   Reflects conversion to Class A shares after a maximum of six years.



--------------------------------------------------------------------------------
66                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Absolute Return Bond Fund

Investment objective, strategies, securities selection and risks

FUND OBJECTIVE

The Fund seeks to achieve consistent absolute positive returns over time regardless of the market environment.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in securities and other investments to gain exposure to global bond markets and generate positive returns under a variety of market cycles. The Fund invests in fixed income securities of issuers located within and outside the United States. The Fund also may invest in open-end investment companies advised by the Advisor to gain exposure to certain global bond markets. The Fund is a non-diversified fund.


Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds and/or investments that provide exposure to bonds. Investments in bonds may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation linked securities, convertible bonds, warrants, mortgage-backed securities, asset-backed securities, equipment trusts and other collateralized debt securities. The Fund's investments in debt securities also may include both fixed rate and floating rate securities. In addition to investments in issuers in developed markets, the Fund also may invest up to 20% of its net assets in debt securities of emerging market issuers.


Based on the Advisor's assessment of market conditions, up to 20% of the Fund's net assets may be invested in fixed income securities that provide higher yields and are lower-rated. Lower-rated securities are bonds rated below BBB- by S&P or below Baa3 by Moody's. Securities rated in these categories are considered to be of poorer quality and predominately speculative. Bonds in these categories may also be called "high yield bonds" or "junk bonds."


The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to various asset classes, including but not limited to, emerging market and high yield asset classes. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments.

In employing its investment strategies for the Fund, the Advisor attempts to generate positive returns over time regardless of market conditions by managing the risks and market exposures of the Fund's portfolio. The Advisor actively manages portfolio duration along with credit quality, sector and individual security selection, including country and currency exposure. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. For example, when the level of interest rates increases by 1%, the price of a fixed income security or a portfolio of fixed income securities having a positive duration of three years generally will decrease by approximately 3% and the price of a fixed income security or a portfolio of fixed income securities having a negative duration of three years generally will increase by approximately 3%. Conversely, when the level of interest rates decreases by 1%, the price of a fixed income security or a portfolio of fixed income securities having a positive duration of three years generally will increase by approximately 3% and the price of a fixed income security or a portfolio of fixed income securities having a negative duration of three years generally will decrease by approximately 3%. Price is a meaningful component of total return, but not the only component. Coupon or income is the other component, which is not materially impacted by changes in interest rate.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds,



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   67

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Absolute Return Bond Fund


interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

In addition, the Fund may establish short positions in fixed income securities through the use of Derivatives to achieve a negative portfolio duration in an effort to take advantage of periods of rising interest rates and provide the potential for appreciation. The Advisor expects that the duration of the Fund's portfolio will be between approximately +3 years and -3 years depending on the level and expected future direction of interest rates.


In employing its investment strategies for the Fund, the Advisor attempts to achieve a total rate of return for the Fund that meets or exceeds the return on LIBOR (a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates available) by 0.70% to 0.80% per year, net of fees over full (credit and interest rate) fixed income market cycles. A typical fixed income market cycle is one to three years. The Advisor does not represent or guarantee that the Fund will meet this total return goal.


The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds and/or investments that provide exposure to bonds.


SECURITIES SELECTION

The Advisor's investment style is focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define long term investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. In analyzing these price/value differences the Advisor also takes into account cyclical market drivers which may influence near term dynamics of market prices.

To implement this style, the Advisor purchases securities for the Fund by using active asset allocation strategies across global fixed income markets and active security selection within each market. In deciding which securities to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that it believes are underpriced relative to their fundamental value.

When determining fundamental value, the Advisor considers broadly based market data and indices that represent asset classes or markets and economic variables such as real interest rates, inflation and monetary policy. The valuation of asset classes reflects an integrated, fundamental analysis of global markets.

The Fund actively manages its currency exposure and attempts to generate positive returns and manage risk through sophisticated currency management techniques, including hedging strategies. These decisions are integrated with analysis of global market and economic conditions.


The Fund may invest in all types of fixed income securities of US and foreign issuers. The Advisor emphasizes those fixed income market sectors, and selects for the Fund those securities that appear to be most undervalued relative to their yields and potential risks. A stringent, research-based approach to issuer selection helps the Advisor to identify the credit quality and relative attractiveness of individual issuers. The Advisor selects individual securities for investment by using duration, yield curve and sector analysis. In analyzing the relative attractiveness of sectors and securities, the Advisor considers:


-    Duration

-    Yield

-    Potential for capital appreciation

-    Current credit quality as well as possible credit upgrades or downgrades


--------------------------------------------------------------------------------
68                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Absolute Return Bond Fund

- Narrowing or widening of spreads between sectors, securities of different credit qualities or securities of different maturities

- For mortgage-related and asset-backed securities, anticipated changes in average prepayment rates

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- INTEREST RATE RISK--The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. When the Fund has a negative portfolio duration, a decline in interest rates may negatively impact the Fund's value. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

- CREDIT RISK--The risk that the issuer of bonds with ratings below BBB- (S&P) or below Baa3 (Moody's) will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

- PREPAYMENT OR CALL RISK--The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

- US GOVERNMENT AGENCY OBLIGATIONS RISK--Government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer's right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.


- MANAGEMENT RISK--The risk that the investment strategies, techniques and risk analyses employed by the Advisor, while designed to enhance potential returns, may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund. Also, in some cases, derivatives or other investments may be unavailable or the Advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund.


- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   69

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Absolute Return Bond Fund

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

- NON-DIVERSIFICATION RISK--The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains and losses on a single security may, therefore, have a greater impact on the Fund's net asset value.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.


OTHER INFORMATION


COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.



--------------------------------------------------------------------------------
70                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Absolute Return Bond Fund

Performance

There is no performance information quoted for the Fund as the Fund had not completed a full calendar year of investment operations as of the date of this prospectus.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   71

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Absolute Return Bond Fund

Expenses and Fee Tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)(1)



                                                             CLASS A   CLASS C   CLASS Y
                                                             -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a % of offering price)                                 2.50%      None      None
Maximum contingent deferred sales charge (load) (CDSC)
   (as a % of purchase or sales price, whichever is less)     None(2)    0.50%     None
Exchange fee                                                  None       None      None
Redemption fee (as a % of amount redeemed
   within 90 days of purchase, if applicable)(3)              1.00%      1.00%     1.00%



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(4)



                                               CLASS A   CLASS C   CLASS Y
                                               -------   -------   -------
Management fees                                 0.55%     0.55%     0.55%
Distribution and/or service (12b-1) fees        0.15%     0.50%     None
Other expenses(5)                               0.29%     0.30%     0.22%
                                                ----      ----      ----
Total annual fund operating expenses            0.99%     1.35%     0.77%
                                                ====      ====      ====
Management fee waiver/expense reimbursements      --        --        --
                                                ----      ----      ----
Net expenses(6)                                 0.99%     1.35%     0.77%
                                                ====      ====      ====


----------


(1) Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2) Purchases of $250,000 or more that were not subject to a front-end sales charge are subject to a 0.50% CDSC if sold within one year of the purchase date.

(3) The redemption fee will become effective on or about March 1, 2007 for shareholders who purchase shares of the Fund on or after such date. Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4) The operating expenses shown for each class are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2006.

(5) "Other Expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas). "Other Expenses" also may include amounts reimbursed to the Advisor for previously waived fees and reimbursed expenses made by the Advisor under a contractual fee waiver and expense reimbursement agreement.

(6) The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2007, do not exceed 1.00% for Class A shares, 1.35% for Class C shares and 0.85% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.



--------------------------------------------------------------------------------
72                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Absolute Return Bond Fund

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except as described below.* Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                         1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                                         ------   -------   -------  --------
Class A                                                   $348      $557      $783    $1,433
Class C (assuming sale of all shares at end of period)     187       428       739     1,624
Class C (assuming no sale of shares)                       137       428       739     1,624
Class Y                                                     79       246       428       954


----------

* The costs described in the example reflect the "Net expenses" of the Fund that result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only and the costs for the years thereafter reflect the "Total annual fund operating expenses" without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond this year, your costs would be expected to be lower than the amounts shown above under the 3 years, 5 years and 10 years estimates.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   73

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Global Bond Fund

Investment objective, strategies, securities selection and risks

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund generally invests at least 65% of its net assets in investment grade global debt securities that may also provide the potential for capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds.


Investments in bonds may include, but are not limited to, debt securities of governments throughout the world (including the United States and emerging markets), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. The Fund may invest in bonds of any maturity, but generally invests in bonds having an initial maturity of more than one year.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.


The Fund is a non-diversified fund.


The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds.


SECURITIES SELECTION

The Advisor's investment style is focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define long term investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. In analyzing these price/value differences the Advisor also takes into account cyclical market drivers which may influence near term dynamics of market prices. The resulting investment signals are used to determine the relevant building blocks for portfolio construction.

To implement this style, the Advisor purchases securities for the Fund by using active asset allocation strategies across global fixed income markets and active security selection within each market. The Fund can hold securities that are not included in its benchmark index. Thus, the relative weightings of different types of securities in the Fund's portfolio will not necessarily match those of the benchmark. In deciding which securities to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value.

When determining fundamental value, the Advisor considers broadly based market data and indices that represent asset classes or markets and economic variables such as real interest rates, inflation and monetary policy. The valuation of asset classes reflects an integrated, fundamental analysis of global markets.

The Fund's allocation among different currencies will be identical to that of the benchmark index if the Advisor believes that global currency markets are fairly priced relative to each other and associated risks. However, the Fund may actively depart from this normal currency allocation when the Advisor deems it prudent to do so.

The Fund may invest in all types of fixed income securities of US, foreign and emerging markets issuers. The Fund invests its assets in investments that


--------------------------------------------------------------------------------
74                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Global Bond Fund


are economically tied to a number of countries throughout the world. As of June 30, 2006, the Fund was invested in securities of issuers from 14 countries and approximately 47% of its assets were invested in US securities.


The Advisor emphasizes those fixed income market sectors, and selects for the Fund those securities, that appear to be most undervalued relative to their yields and potential risks. A stringent, research based approach to issuer selection helps the Advisor to identify the credit quality and relative attractiveness of individual issuers. The Advisor selects individual securities for investment by using duration, yield curve and sector analysis. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. In analyzing the relative attractiveness of sectors and securities, the Advisor considers:

-    Duration

-    Yield

-    Potential for capital appreciation

-    Current credit quality as well as possible credit upgrades or downgrades

- Narrowing or widening of spreads between sectors, securities of different credit qualities or securities of different maturities

- For mortgage-related and asset-backed securities, anticipated changes in average prepayment rates

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to emerging markets debt and high yield asset classes. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- INTEREST RATE RISK--The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

- US GOVERNMENT AGENCY OBLIGATIONS RISK--Government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer's right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
UBS Global Bond Fund

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging markets countries.

- CREDIT RISK--The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

- PREPAYMENT OR CALL RISK--The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- NON-DIVERSIFICATION RISK--The risk that the Fund will be more volatile than a diversified Fund because the Fund invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.


OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.


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--------------------------------------------------------------------------------
UBS Global Bond Fund

Performance


RISK/RETURN BAR CHART AND Table


The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.


The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares (including sales charges, if applicable), before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the Table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.


TOTAL RETURN OF CLASS Y SHARES

                                     [CHART]

1996    9.30%
1997    1.63%
1998   11.98%
1999   -6.27%
2000    1.36%
2001   -1.33%
2002   20.55%
2003   16.10%
2004    7.12%
2005   -5.50%


Total return January 1 to September 30, 2006: 3.77%
Best quarter during calendar years shown: 2nd quarter 2002: 12.70% Worst quarter during calendar years shown: 3rd quarter 2000: -3.77%



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--------------------------------------------------------------------------------
UBS Global Bond Fund

AVERAGE ANNUAL TOTAL RETURNS


as of December 31, 2005



                                                 1 YEAR   5 YEARS   10 YEARS   LIFE OF CLASS
                                                -------   -------   --------   -------------
CLASS Y SHARES
(INCEPTION DATE: 7/31/93)
---------------------------------------------
Return before taxes                              -5.50%     6.93%     5.15%       5.71%
Return after taxes on distributions              -6.48%     5.55%     3.45%       3.74%
Return after taxes on distributions and
   sale of fund shares                           -3.57%     5.17%     3.38%       3.68%
LEHMAN BROTHERS GLOBAL AGGREGATE INDEX(1) (2)    -4.49%     6.80%     5.35%       6.12%

CLASS A SHARES(3)
(INCEPTION DATE: 11/5/01)
---------------------------------------------
Return before taxes                             -10.01%      N/A       N/A        6.34%
LEHMAN BROTHERS GLOBAL AGGREGATE INDEX(1) (2)    -4.49%      N/A       N/A        6.95%

CLASS B SHARES(3)
(INCEPTION DATE: 11/26/01)
---------------------------------------------
Return before taxes                             -11.03%      N/A       N/A        7.17%
LEHMAN BROTHERS GLOBAL AGGREGATE INDEX(1)(2)     -4.49%      N/A       N/A        7.72%

CLASS C SHARES(3)
(INCEPTION DATE: 7/2/02)
---------------------------------------------
Return before taxes                              -6.97%      N/A       N/A        6.30%
LEHMAN BROTHERS GLOBAL AGGREGATE INDEX(1)(2)     -4.49%      N/A       N/A        6.96%


----------


(1)  Does not reflect the deduction of fees, expenses or taxes.

(2) The Lehman Brothers Global Aggregate Index is a broad-based, market capitalization weighted index which measures the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities.

(3) The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 4.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.



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--------------------------------------------------------------------------------
UBS Global Bond Fund

Expenses and fee tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)(1)



                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a % of offering price)                                 4.50%     None      None      None
Maximum contingent deferred sales charge (load) (CDSC)
   (as a % of purchase or sales price, whichever is less)     None(2)   5.00%     0.75%     None
Exchange fee                                                  None      None      None      None
Redemption fee (as a % of amount redeemed within
   90 days of purchase, if applicable)(3)                     1.00%     1.00%     1.00%     1.00%



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(4)



                                               CLASS A   CLASS B   CLASS C   CLASS Y
                                               -------   -------   -------   -------
Management fees(5)                              0.65%     0.65%     0.65%     0.65%
Distribution and/or service (12b-1) fees        0.25%     1.00%     0.75%     None
Other expenses(6)                               0.48%     0.50%     0.38%     0.41%
                                                ----      ----      ----      ----
Total annual fund operating expenses            1.38%     2.15%     1.78%     1.06%
                                                ====      ====      ====      ====
Management fee waiver/expense reimbursements    0.23%     0.25%     0.13%     0.16%
                                                ----      ----      ----      ----
Net expenses(7)                                 1.15%     1.90%     1.65%     0.90%
                                                ====      ====      ====      ====


----------

(1) Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2) Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

(3) The redemption fee will become effective on or about March 1, 2007 for shareholders who purchase shares of the Fund on or after such date. Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4) The operating expenses shown for each class are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2006.

(5) The "management fee" has been restated to reflect the reduction to the rate of the management fee charged on the first $1.5 billion of the Fund's assets that became effective on July 1, 2006. The actual management fee paid by the Fund for the fiscal year ended June 30, 2006 was 0.75%.

(6) "Other expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).

(7) The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2007, do not exceed 1.15% for Class A shares, 1.90% for Class B shares, 1.65% for Class C shares and 0.90% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.



--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
UBS Global Bond Fund

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except as described below.* Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------
Class A                                                   $562      $846     $1,150    $2,014
Class B (assuming sale of all shares at end of period)     693       949      1,331     2,087**
Class B (assuming no sale of shares)                       193       649      1,131     2,087**
Class C (assuming sale of all shares at end of period)     243       548        952     2,084
Class C (assuming no sale of shares)                       168       548        952     2,084
Class Y                                                     92       321        569     1,280


----------


* The costs described in the example reflect the "Net expenses" of the Fund that result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only and the costs for the years thereafter reflect the "Total annual fund operating expenses" without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond this year, your costs would be expected to be lower than the amounts shown above under the 3 years, 5 years and 10 years estimates.

**   Reflects conversion to Class A shares after a maximum of six years.



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--------------------------------------------------------------------------------
UBS High Yield Fund

Investment objective, strategies, securities selection and risks

FUND OBJECTIVE

The Fund seeks to provide high current income, as well as capital growth when consistent with high current income.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests in a portfolio of higher yielding, lower-rated debt securities issued by foreign and domestic companies. Under normal conditions, at least 80% of the Fund's net assets (plus borrowings for investment purposes, if any) are invested in fixed income securities that provide higher yields and are lower-rated. The Fund may invest in fixed income securities of any maturity, but generally invests in securities having an initial maturity of more than one year. Investments in fixed income securities may include, but are not limited to, mortgage-backed and asset-backed securities. Up to 25% of the Fund's total assets may be invested in foreign securities, which may include securities of issuers in emerging markets.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.


Lower-rated bonds are bonds rated in the lower rating categories of Moody's and S&P, including securities rated Ba or lower by Moody's or BB or lower by S&P. Securities rated in these categories are considered to be of poorer quality and predominantly speculative. Bonds in these categories may also be called "high yield bonds" or "junk bonds."


The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in high yield, lower-rated fixed income securities.


SECURITIES SELECTION


The Fund will invest in securities that the Advisor expects will appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating. In selecting securities, the Advisor uses a quantitative and qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates), as well as certain quantitative factors, such as historical operating results, calculation of credit ratios and expected future outlook, may affect industry trends. Against the output of this model, the Advisor considers the viability of specific debt securities, assessing management strength, market position, competitive environment and financial flexibility.

The Advisor's fixed income strategies combine judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. The Advisor also determines optimal sector, security and rating weightings based on its assessment of macro and microeconomic factors.


Depending on market conditions, undervalued securities may be found in different sectors. Therefore, all investment decisions are interrelated and made using ongoing sector, security and rating evaluation.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   81

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THE UBS FUNDS
--------------------------------------------------------------------------------
UBS High Yield Fund

Fund may have high portfolio turnover, which may result in higher costs for transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- INTEREST RATE RISK--The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

- CREDIT RISK--The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

- PREPAYMENT OR CALL RISK--The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more



--------------------------------------------------------------------------------
82                                                   UBS Global Asset Management

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THE UBS FUNDS
--------------------------------------------------------------------------------
UBS High Yield Fund


     sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.


OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   83

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--------------------------------------------------------------------------------
UBS High Yield Fund

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.


The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares (including sales charges, if applicable), before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

TOTAL RETURN OF CLASS Y SHARES (1998 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)


                                    [CHART]

1998    7.76%
1999    4.85%
2000   -5.18%
2001    4.15%
2002   -0.78%
2003   23.16%
2004   13.35%
2005    0.68%


Total return January 1 to September 30, 2006: 7.23%
Best quarter during calendar years shown: 4th quarter 2001: 7.36%
Worst quarter during calendar years shown: 2nd quarter 2002: - 5.08%



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THE UBS FUNDS
--------------------------------------------------------------------------------
UBS High Yield Fund


AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2005



                                                                  1       5     LIFE OF
                                                                 YEAR   YEARS    CLASS
-------------------------------------------------------------   -----   -----   ------
CLASS Y SHARES
(INCEPTION DATE: 9/30/97)
Return before taxes                                              0.68%  7.75%    5.80%
Return after taxes on distributions                             -2.16%  3.67%    1.89%
Return after taxes on distributions and sale of fund shares      0.42%  4.05%    2.45%
MERRILL LYNCH US HIGH YIELD CASH PAY CONSTRAINED INDEX(1) (2)    2.85%  9.01%    5.83%

CLASS A SHARES(3)
(INCEPTION DATE: 12/31/98)
Return before taxes                                             -3.99%  6.48%    4.42%
MERRILL LYNCH US HIGH YIELD CASH PAY CONSTRAINED INDEX(1) (2)    2.85%  9.01%    5.99%

CLASS B SHARES(3)
(INCEPTION DATE: 11/7/01)
Return before taxes                                             -4.92%   N/A     7.75%
MERRILL LYNCH US HIGH YIELD CASH PAY CONSTRAINED INDEX(1) (2)    2.85%   N/A     9.87%

CLASS C SHARES(3)
(INCEPTION DATE: 11/7/01)
Return before taxes                                             -0.83%   N/A     8.40%
MERRILL LYNCH US HIGH YIELD CASH PAY CONSTRAINED INDEX(1) (2)    2.85%   N/A     9.87%


----------


(1)  Does not reflect the deduction of fees, expenses or taxes.

(2) The Merrill Lynch US High Yield Cash Pay Constrained Index is an index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index.

(3) The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 4.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   85

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS High Yield Fund

Expenses and fee tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)(1)



                                                                           CLASS A   CLASS B   CLASS C   CLASS Y
                                                                           -------   -------   -------   -------
Maximum front-end sales charge (load) imposed
   on purchases (as a % of offering price)                                  4.50%     None      None       None
Maximum contingent deferred sales charge (load)
   (CDSC) (as a % of purchase or sales price, whichever is less)            None(2)   5.00%     0.75%      None
Exchange fee                                                                None      None      None       None
Redemption fee (as a % of amount redeemed within
   90 days of purchase, if applicable)(3)                                   1.00%     1.00%     1.00%      1.00%



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(4)



                                                                           CLASS A   CLASS B   CLASS C   CLASS Y
                                                                           -------   -------   -------   -------
Management fees                                                             0.60%     0.60%     0.60%     0.60%
Distribution and/or service (12b-1) fees                                    0.25%     1.00%     0.75%     None
Other expenses(5)                                                           0.52%     0.49%     0.51%     0.46%
                                                                            ----      ----      ----      ----
Total annual fund operating expenses                                        1.37%     2.09%     1.86%     1.06%
                                                                            ====      ====      ====      ====
Management fee waiver/expense reimbursements                                0.17%     0.14%     0.16%     0.11%
                                                                            ----      ----      ----      ----
Net expenses(6)                                                             1.20%     1.95%     1.70%     0.95%
                                                                            ====      ====      ====      ====


----------


(1) Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2) Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

(3) The redemption fee will become effective on or about March 1, 2007 for shareholders who purchase shares of the Fund on or after such date. Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4) The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2006.

(5) "Other Expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).

(6) The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2007, do not exceed 1.20% for Class A shares, 1.95% for Class B shares, 1.70% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.



--------------------------------------------------------------------------------
86                                                   UBS Global Asset Management

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THE UBS FUNDS
--------------------------------------------------------------------------------
UBS High Yield Fund

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except as described below.* Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------
Class A                                                   $567      $848     $1,151   $2,008
Class B (assuming sale of all shares at end of period)     698       941      1,311    2,057**
Class B (assuming no sale of shares)                       198       641      1,111    2,057**
Class C (assuming sale of all shares at end of period)     248       569        991    2,167
Class C (assuming no sale of shares)                       173       569        991    2,167
Class Y                                                     97       326        574    1,284


----------


* The costs described in the example reflect the "Net expenses" of the Fund that result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only and the costs for the years thereafter reflect the "Total annual fund operating expenses" without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond this year, your costs would be expected to be lower than the amounts shown above under the 3 years, 5 years and 10 years estimates.

**   Reflects conversion to Class A shares after a maximum of six years.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   87

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Bond Fund

Investment objective, strategies, securities selection and risks

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in US bonds. The Fund may invest in bonds of any maturity, but generally invests in securities having an initial maturity of more than one year. Investments in bonds may include, but are not limited to, debt securities of the US government, its agencies and instrumentalities, debt securities of US corporations, mortgage-backed securities and asset-backed securities.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund generally invests in investment grade fixed income securities. Investment-grade fixed income securities possess a minimum rating of BBB- by S&P or Baa3 by Moody's or, if unrated, are determined to be of comparable quality by the Advisor.


The Fund may invest up to 20% of its net assets in any combination of high yield securities, emerging market fixed income securities and fixed income securities of foreign issuers, including foreign governments. Depending on its assessment of market conditions, the Advisor may choose to allocate the Fund's assets in any combination among these types of investments or may choose not to invest in these types of investments.


The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in US bonds.


SECURITIES SELECTION


The Advisor's investment style is focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define long term investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. In analyzing these price/value differences, the Advisor also takes into account cyclical market drivers that may influence near term dynamics of market prices. The resulting investment signals are used to determine the relevant building blocks for portfolio construction.


To implement this style, the Advisor purchases securities for the Fund by using active asset allocation strategies across US fixed income markets and active security selection within each market. The Fund can hold securities that are not included in its benchmark index. Thus, the relative weightings of different types of securities in the Fund's portfolio will not necessarily match those of the benchmark. In deciding which securities to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are under-priced relative to their fundamental value.

When determining fundamental value, the Advisor considers broadly based market data and indices that represent asset classes or markets and economic variables such as real interest rates, inflation and monetary policy. The valuation of asset classes reflects an integrated, fundamental analysis of US markets.


--------------------------------------------------------------------------------
88                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Bond Fund

The Advisor emphasizes those fixed income market sectors, and selects for the Fund those securities that appear to be most undervalued relative to their yields and potential risks. A stringent, research-based approach to issuer selection helps the Advisor to identify the credit quality and relative attractiveness of individual issuers. The Advisor selects individual securities for investment by using duration, yield curve and sector analysis. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. In analyzing the relative attractiveness of sectors and securities, the Advisor considers:

-    Duration

-    Yield

-    Potential for capital appreciation

-    Current credit quality as well as possible credit upgrades or downgrades

- Narrowing or widening of spreads between sectors, securities of different credit qualities or securities of different maturities

- For mortgage-related and asset-backed securities, anticipated changes in average prepayment rates

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to emerging markets debt and high yield asset classes. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- INTEREST RATE RISK--The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

- CREDIT RISK--The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

- US GOVERNMENT AGENCY OBLIGATIONS RISK-- Government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer's right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   89

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Bond Fund

     agencies and instrumentalities sponsored by the US government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

- PREPAYMENT OR CALL RISK--The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.


- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.


OTHER INFORMATION


COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.



--------------------------------------------------------------------------------
90                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Bond Fund

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.


The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares (including sales charges, if applicable), before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

TOTAL RETURN OF CLASS Y SHARES (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)


                                    [CHART]

1996    3.53%
1997    9.64%
1998    8.37%
1999   -1.04%
2000   10.82%
2001    8.42%
2002    9.31%
2003    3.92%
2004    4.10%
2005    2.19%


Total return January 1 to September 30, 2006: 3.09%
Best quarter during calendar years shown: 3rd quarter 2001: 5.02%
Worst quarter during calendar years shown: 2nd quarter 2004: - 2.34%



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   91

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Bond Fund

AVERAGE ANNUAL TOTAL RETURNS


as of December 31, 2005



                                                              1 YEAR   5 YEARS   10 YEARS   LIFE OF CLASS
-----------------------------------------------------------   ------   -------   --------   -------------
CLASS Y SHARES
(INCEPTION DATE: 8/31/95)
Return before taxes                                            2.19%    5.56%      5.86%        6.22%
Return after taxes on distributions                            0.62%    3.79%      3.69%        4.02%
Return after taxes on distributions and sale of fund shares    1.42%    3.69%      3.67%        3.96%
LEHMAN BROTHERS US AGGREGATE INDEX(1) (2)                      2.43%    5.87%      6.16%        6.49%

CLASS A SHARES(3)
(INCEPTION DATE: 6/30/97)
Return before taxes                                           -2.76%    4.32%       N/A         5.31%
LEHMAN BROTHERS US AGGREGATE INDEX(1) (2)                      2.43%    5.87%       N/A         6.46%

CLASS B SHARES(3)
(INCEPTION DATE: 11/6/01)
Return before taxes                                           -3.73%     N/A        N/A         2.66%
LEHMAN BROTHERS US AGGREGATE INDEX(1) (2)                      2.43%     N/A        N/A         4.51%

CLASS C SHARES(3)
(INCEPTION DATE: 11/8/01)
Return before taxes                                            0.66%     N/A        N/A         3.32%
LEHMAN BROTHERS US AGGREGATE INDEX(1) (2)                      2.43%     N/A        N/A         4.50%


----------


(1)  Does not reflect the deduction of fees, expenses or taxes.

(2) The Lehman Brothers US Aggregate Index is an unmanaged index of investment grade fixed rate debt issues, including corporate, government, treasury, mortgage-backed and asset-backed securities with maturities of at least one year.

(3) The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 4.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.



--------------------------------------------------------------------------------
92                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Bond Fund

Expenses and fee tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)(1)



                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
   (as a % of offering price)                                4.50%      None      None       None
Maximum contingent deferred sales charge (load) (CDSC)
   (as a % of purchase or sales price, whichever is less)    None(2)    5.00%     0.75%      None
Exchange Fee                                                 None       None      None       None
Redemption fee (as a % of amount redeemed within  90 days
   of purchase, if applicable)(3)                            1.00%      1.00%     1.00%      1.00%



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(4)



                                               CLASS A   CLASS B   CLASS C   CLASS Y
                                               -------   -------   -------   -------
Management fees                                 0.50%     0.50%     0.50%     0.50%
Distribution and/or service (12b-1) fees        0.25%     1.00%     0.75%     None
Other expenses(5)                               0.32%     0.33%     0.31%     0.32%
                                                ----      ----      ----      ----
Total annual fund operating expenses            1.07%     1.83%     1.56%     0.82%
                                                ====      ====      ====      ====
Management fee waiver/expense reimbursements    0.22%     0.23%     0.21%     0.22%
                                                ----      ----      ----      ----
Net expenses(6)                                 0.85%     1.60%     1.35%     0.60%
                                                ====      ====      ====      ====


----------


(1) Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2) Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

(3) The redemption fee will become effective on or about March 1, 2007 for shareholders who purchase shares of the Fund on or after such date. Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4) The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2006.

(5) "Other Expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).

(6) The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2007, do not exceed 0.85% for Class A shares, 1.60% for Class B shares, 1.35% for Class C shares and 0.60% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   93

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Bond Fund

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except as described below.* Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                         1 YEAR   3 YEARS  5 YEARS   10 YEARS
                                                         ------   -------  -------   --------
Class A                                                   $533      $754    $  993   $1,678
Class B (assuming sale of all shares at end of period)     663       853     1,169    1,746**
Class B (assuming no sale of shares)                       163       553       969    1,746**
Class C (assuming sale of all shares at end of period)     212       472       830    1,839
Class C (assuming no sale of shares)                       137       472       830    1,839
Class Y                                                     61       240       433      993


----------


* The costs described in the example reflect the "Net expenses" of the Fund that result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only and the costs for the years thereafter reflect the "Total annual fund operating expenses" without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond this year, your costs would be expected to be lower than the amounts shown above under the 3 years, 5 years and 10 years estimates.

**   Reflects conversion to Class A shares after a maximum of six years.



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94                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------


Managing your Fund account


FLEXIBLE PRICING


Each Fund (except UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund) offers four classes of shares--Class A, Class B, Class C and Class Y. The UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund offer Class A, Class C and Class Y shares. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your shares of the Fund(s). Class Y shares are only available to certain types of investors.

The Funds have adopted separate plans pertaining to the Class A, Class B and Class C shares of the Funds under rule 12b-1 that allow the Funds to pay service and (for Class B and Class C shares) distribution fees for the sale of the Funds' shares and services provided to shareholders. Because the 12b-1 fees for Class B and Class C shares are paid out of a Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges, such as the front-end sales charge for Class A shares.


You may qualify for a waiver of certain sales charges on Class A, Class B and Class C shares. See "Sales Charge Waivers for Class A, Class B and Class C Shares" later in this prospectus. You may also qualify for a reduced sales charge on Class A shares. See "Sales Charge Reductions for Class A Shares" later in this prospectus.

CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in a Fund. Each Fund's Class A shares pay an annual service fee of 0.25% of average net assets, except UBS Absolute Return Bond Fund, which pays an annual service fee of 0.15% of average net assets. Class A shares pay no distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for each Fund are described in the following tables:


CLASS A SALES CHARGES. UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS U.S. Small Cap Growth Fund:



                           SALES CHARGE AS A PERCENTAGE OF:            REALLOWANCE TO
                         ------------------------------------        SELECTED DEALERS AS
AMOUNT OF INVESTMENT     OFFERING PRICE   NET AMOUNT INVESTED   PERCENTAGE OF OFFERING PRICE
--------------------     --------------   -------------------   ----------------------------
Less than $50,000             5.50%              5.82%                            5.00%
$50,000 to $99,999            4.50               4.71                             4.00
$100,000 to $249,999          3.50               3.63                             3.00
$250,000 to $499,999          2.50               2.56                             2.00
$500,000 to $999,999          2.00               2.04                             1.75
$1,000,000 and over(1)        None               None               May pay up to 1.00(3)



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CLASS A SALES CHARGES. UBS Global Bond Fund, UBS High Yield Fund and UBS U.S.
Bond Fund:



                           SALES CHARGE AS A PERCENTAGE OF:            REALLOWANCE TO
                         ------------------------------------        SELECTED DEALERS AS
AMOUNT OF INVESTMENT     OFFERING PRICE   NET AMOUNT INVESTED   PERCENTAGE OF OFFERING PRICE
----------------------   --------------   -------------------   ----------------------------
Less than $100,000            4.50%              4.71%                            4.00%
$100,000 to $249,999          3.50               3.63                             3.00
$250,000 to $499,999          2.50               2.56                             2.00
$500,000 to $999,999          2.00               2.04                             1.75
$1,000,000 and over(1)        None               None               May pay up to 1.00(3)



CLASS A SALES CHARGES. UBS Absolute Return Bond Fund



                           SALES CHARGE AS A PERCENTAGE OF:            REALLOWANCE TO
                         ------------------------------------        SELECTED DEALERS AS
AMOUNT OF INVESTMENT     OFFERING PRICE   NET AMOUNT INVESTED   PERCENTAGE OF OFFERING PRICE
----------------------   --------------   -------------------   ----------------------------
Less than $50,000             2.50%              2.56%                      2.00%
$50,000 to $99,999            2.00               2.04                       1.75
$100,000 to $249,999          1.00               1.01                       0.90
$250,000 and over(2)          None               None                       0.50


----------


(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under a Fund's Automatic Cash Withdrawal Plan are not subject to this charge.


(2) A contingent deferred sales charge of 0.50% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 0.50% charge. Withdrawals in the first year after purchase of up to 12% of the value of the Fund account under the Fund's Automatic Cash Withdrawal Plan are not subject to this charge.

(3) For sales of $1 million or more, UBS Global Asset Management (US) Inc. pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million, 0.75% on the next $2 million, and 0.50% on the next $5 million.


If you intend to purchase more than $10 million of Class A shares ($5 million in the case of UBS Dynamic Alpha Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund and UBS High Yield Fund), you should instead purchase Class Y shares, which have lower on-going expenses.


CLASS B SHARES

Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase price in Fund shares. However, you may have to pay the deferred sales charge when you sell your Fund shares, depending on how long you own the shares.


Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for the period specified on the next page, they will automatically convert to Class A shares, which have lower ongoing expenses.



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If you sell Class B shares before the end of the specified period, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                                PERCENTAGE (BASED ON AMOUNT OF
                               INVESTMENT) BY WHICH THE SHARES'
                                NET ASSET VALUE IS MULTIPLIED:
                          -----------------------------------------
                            LESS     $100,000   $250,000   $500,000
IF YOU SELL                 THAN        TO         TO         TO
SHARES WITHIN:            $100,000   $249,999   $499,999   $999,999
-----------------------   --------   --------   --------   --------
1st year since purchase        5%         3%         3%         2%
2nd year since purchase        4%         2%         2%         1%
3rd year since purchase        3%         2%         1%      None
4th year since purchase        2%         1%      None       None
5th year since purchase        2%      None       None       None
6th year since purchase        1%      None       None       None
7th year since purchase     None       None       None       None

IF YOU ARE ELIGIBLE FOR A COMPLETE WAIVER OF THE SALES CHARGE ON CLASS A SHARES BECAUSE YOU ARE INVESTING $1 MILLION OR MORE, YOU SHOULD PURCHASE CLASS A SHARES, WHICH HAVE LOWER ONGOING EXPENSES.

Class B shares automatically convert to Class A shares after the end of the sixth year if you purchase less than $100,000, after the end of the fourth year if you purchase at least $100,000 but less than $250,000, after the end of the third year if you purchase at least $250,000 but less than $500,000 and after the end of the second year if you purchase $500,000 or more but less than $1 million. TO QUALIFY FOR THE LOWER DEFERRED SALES CHARGE AND SHORTER CONVERSION SCHEDULE, YOU MUST MAKE THE INDICATED INVESTMENT AS A SINGLE PURCHASE.

Regardless of the amount of the investment, Class B shares of Family Funds ("Family Funds" include other UBS Funds, UBS PACE Select funds and other funds for which UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as principal underwriter) purchased or acquired prior to November 5, 2001 and exchanged (including exchanges as part of a reorganization) for shares of the Funds after November 5, 2001 (collectively, "Prior Class B Shares") are subject to a deferred sales charge at the time of redemption at the following percentages: (i) 5%, if shares are sold within the first year since purchase;
(ii) 4%, if shares are sold within the second year since purchase; (iii) 3%, if shares are sold within the third year since purchase; (iv) 2%, if shares are sold within the fourth or fifth year since purchase; and (v) 1%, if shares are sold within the sixth year of purchase. Prior Class B Shares held longer than six years are not subject to a deferred sales charge and automatically convert to Class A shares, which have lower ongoing expenses.

We will not impose the deferred sales charge on Class B shares purchased by reinvesting dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Automatic Cash Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

-    First, Class B shares representing reinvested dividends, and

-    Second, Class B shares that you have owned the longest.

CLASS C SHARES


Class C shares pay an annual 12b-1 distribution fee of 0.50% of average net assets for fixed income Funds (except the UBS Absolute Return Bond Fund), 0.25% of average net assets for the UBS Absolute Return Bond Fund and 0.75% of average net assets for equity Funds and asset allocation Funds. Class C shares of each Fund also pay an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge of 1.00% for equity Funds and asset allocation Funds, 0.75% for fixed income Funds (except the UBS Absolute Return Bond Fund), and 0.50% for UBS Absolute Return Bond Fund, applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge


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--------------------------------------------------------------------------------

on sales of Class C shares by multiplying 1.00% for equity Funds and asset allocation Funds, 0.75% for fixed income Funds (except the UBS Absolute Return Bond Fund) and 0.50% for UBS Absolute Return Bond Fund by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.


SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

CLASS A FRONT-END SALES CHARGE WAIVERS--Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

     1.   Redemptions from any registered mutual fund for which UBS Global AM
          (US) or any of its affiliates serves as principal underwriter if you:

          -    Originally paid a front-end sales charge on the shares; and

          -    Reinvest the money within 60 days of the redemption date.

The Funds' front-end sales charges will also not apply to Class A purchases by or through:

     1. Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serve as principal underwriter.

     2. Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

     3. Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

     4. Broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

     5. Employees of broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

     6.   Insurance company separate accounts.

     7. Shareholders of the Class N shares of any UBS Fund who held such shares at the time they were redesignated as Class A shares.

     8.   Reinvestment of capital gains distributions and dividends.

     9. College savings plans organized under Section 529 of the Internal Revenue Code (the "IRC").


     10. A UBS Financial Services Inc. Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm, and


          - you were the Financial Advisor's client at the competing brokerage firm;

          - within 90 days of buying shares in the Fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and


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--------------------------------------------------------------------------------

          - you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

CLASS A, CLASS B AND CLASS C SHARES CONTINGENT DEFERRED SALES CHARGE WAIVERS--The contingent deferred sales charge will be waived for:

-    Redemptions of Class A shares by former holders of Class N shares;

- Exchanges between funds for which UBS Global AM (US) or one of its affiliates serves as principal underwriter, if purchasing the same class of shares;

- Redemptions following the death or disability of the shareholder or beneficial owner;

-    Tax-free returns of excess contributions from employee benefit plans;

- Distributions from employee benefit plans, including those due to plan termination or plan transfer;

- Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

     --are limited annually to no more than 12% of the original account value;

     --are made in equal monthly amounts, not to exceed 1% per month; and

     --the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

-    Redemptions of shares purchased through certain retirement plans.

SALES CHARGE REDUCTIONS FOR CLASS A SHARES RIGHT OF ACCUMULATION


A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class B, Class C, Class P and/or Class Y shares of Family Funds1 already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class B, Class C, Class P and/or Class Y shares, as well as those Class A, Class B, Class C, Class P and/or Class Y shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class B, Class C, Class P and/or Class Y shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class B, Class C, Class P and/or Class Y shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made, the investor or institution must provide UBS Global AM (US) with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS Global AM (US) at any time as to purchases occurring thereafter.


Shares purchased through a broker/dealer may be subject to different procedures concerning Rights of Accumulation. Please contact your investment professional for more information.

LETTER OF INTENT

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds(1). Each purchase of

(1.) Please note that any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the forms of a Letter of Intent.


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Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A, Class B, Class C and/or Class Y shares made not more than three months prior to the date that the investor signs a Letter of Intent and during the 13-month period in which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.


The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, which must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.


Letter of Intent forms may be obtained from UBS Global AM (US) or from investment professionals. Investors should read the Letter of Intent carefully.


Shares purchased through a broker/dealer may be subject to different procedures concerning Letters of Intent. Please contact your investment professional for more information.


NOTE ON SALES CHARGE REDUCTIONS AND WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES


Additional information concerning sales charge reductions and waivers is available in the Funds' Statement of Additional Information ("SAI"). If you think you qualify for any of the sales charge waivers or reductions described previously, you may need to notify and/or provide documentation to UBS Global AM
(US). You will also need to notify UBS Global AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to UBS Global AM
(US) may include:


- Information or records regarding shares of the Fund or other funds held in all accounts at any financial intermediary;

- Information or records regarding shares of the Fund or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

- Any information that may be necessary for UBS Global AM (US) to determine your eligibility for a reduction or waiver of a sales charge.


For more information, you should contact your investment professional or call 1-800-647 1568. If you want information on the Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional. Also, information regarding the Funds' distribution arrangements and the applicable sales charge reductions and waivers is available on the Funds' Web Site, free of charge, at http://www.ubs.com/globalam.


CLASS Y SHARES


Shareholders pay no front-end sales charges on Class Y shares. However, UBS Global AM (US), as principal underwriter of the Funds, may make payments out of its own resources, to affiliated (UBS Financial Services Inc.) and unaffiliated dealers, pursuant to written dealer agreements as follows: a one time finder's fee consistent with the Fund's Class A share Reallowance to Selected Dealers' schedule (see pages 95-96) and beginning in month 13, an ongoing fee in an amount up to 20 basis points for an equity, asset allocation or a balanced Fund and 15 basis points for a fixed income Fund. UBS Global AM (US) does not make these payments on employee related Class Y share accounts and



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--------------------------------------------------------------------------------

reserves the right not to make these payments if it determines, in its sole discretion, that a dealer has been acting to the detriment of the Fund.

The following are eligible to purchase Class Y shares:

- Shareholders of the Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares;

- Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

- Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

- Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

- Banks, registered investment advisors and other financial institutions purchasing fund shares for their clients as part of a discretionary asset allocation model portfolio;

- Shareholders who owned Class Y shares of the Fund through the PACE Multi-Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that Fund through the program;

- College savings plans organized under Section 529 of the IRC, if shareholder servicing fees are paid exclusively outside of the participating funds;

-    Other investors as approved by the Funds' Board of Trustees;


- Shareholders who invest a minimum initial amount of $10 million in a Fund ($5 million for UBS U.S. Small Cap Growth Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Equity Alpha Fund, UBS High Yield Fund, UBS Absolute Return Bond Fund and UBS Dynamic Alpha Fund). An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimums;


- Foundations, Endowments and Religious and other charitable organizations described in Section 501(c)(3) of the IRC that invest a minimum initial amount of $2,500,000;

- Employees of UBS Global AM (Americas) or UBS Global AM (US) as long as the employee establishes an account in his or her name directly at the Funds' transfer agent and purchases a minimum initial amount of $50,000; and

- Members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established by the member in his or her name directly at the Funds' transfer agent.

Class Y shares do not pay ongoing 12b-1 distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.

BUYING SHARES

You can buy Fund shares through your investment professional at a broker-dealer or other financial institution with which UBS Global AM (US) has a dealer agreement.

If you wish to invest in other Family Funds, you can do so by:

- Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM (US));

- Buying shares through the transfer agent as described later in this prospectus; or

-    Opening an account by exchanging shares from another Family Fund.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a purchase. UBS Financial Services Inc. currently charges a fee of $5.25.


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The Funds and UBS Global AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

THROUGH FINANCIAL INSTITUTIONS/PROFESSIONALS

As mentioned above, the Funds have entered into one or more sales agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may in some cases be authorized to accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee receives the order in good form. Such orders will be priced at the Fund's net asset value next computed after such order is received in good form by the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you purchased shares directly from the Funds. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Funds.

ADDITIONAL COMPENSATION TO AFFILIATED DEALER

UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:


- 0.05% of the value (at the time of sale) of all shares of a Fund sold through UBS Financial Services Inc.; and


- a monthly retention fee at the annual rate of 0.10% of the value of shares of an equity Fund and 0.075% of the value of shares of a fixed income Fund that are held in a UBS Financial Services Inc. account at month-end. A blended rate is applied for allocation or balanced Funds.

The foregoing payments are made by UBS Global AM (US) out of its own resources.

MINIMUM INVESTMENTS:

Class A, Class B and Class C shares:

To open an account     $1,000
To add to an account   $  100

The Funds may waive or reduce these amounts for:

-    Employees of UBS Global AM (US) or its affiliates; or

- Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Funds' automatic investment plan.

MARKET TIMERS--The interests of the Funds' long-term shareholders and their ability to manage their investments may be adversely affected when their shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." Market timing may cause a Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. Market timing also may materially increase a Fund's transaction costs, administrative costs or taxes. These factors may hurt a Fund's performance and its shareholders.

In addition, the nature of a Fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the Fund's portfolio holdings and the reflection of that change in the Fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if a Fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the Fund calculates its net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest indications of value at the time the Fund calculates its net asset value. A Fund also may be subject to arbitrage market timing because the Fund may have significant holdings in smaller cap securities, which may have market prices that do not accurately reflect the latest indications of


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value of these securities at the time that the Fund calculates its net asset value due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the Funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.


The Board of Trustees of the Trust has adopted the following policies as a means to discourage, detect and prevent market timing. A Fund will reject purchase orders and exchanges into the Fund by any person, group or account that UBS Global AM (Americas), as the Funds' Advisor and Administrator, determines to be a market timer. UBS Global AM (Americas) maintains market timing prevention procedures under which it reviews daily reports from the Funds' transfer agent of all accounts that engaged in transactions in Fund shares that exceed a specified monetary threshold and effected such transactions within a certain period of time to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS Global AM (Americas) will consider the potential harm of the trading or exchange activity to a Fund or its shareholders. If UBS Global AM (Americas) determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the Funds. Additionally, in making a determination as to whether a shareholder has engaged in market timing, the shareholder's account may be temporarily barred from making additional investments into a Fund pending a definitive determination. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS Global AM (Americas) will prohibit the Financial Advisor from making additional purchases of the Fund on behalf of its clients.

Shares of the Funds may be held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with the Funds for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS Global AM (Americas) reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS Global AM (Americas) detects an unusual pattern of trading activity, UBS Global AM (Americas) will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary provide underlying account detail. If UBS Global AM (Americas) identifies market timing activity, it will instruct the Financial Intermediary to block the customer or participant from further purchases of Fund shares. In the event that the Financial Intermediary cannot identify and block the customer or participant, UBS Global AM (Americas) will require the Financial Intermediary to block the particular plan from further purchases of Fund shares. UBS Global AM (Americas) also will periodically request underlying account detail for omnibus accounts for review and analysis.

While the Funds will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Funds' efforts may not be completely successful in minimizing or eliminating such trading activity.

When it is determined that a Financial Intermediary's frequent trading policies and procedures sufficiently protect Fund shareholders, the Funds and UBS Global AM (Americas) may rely on the Financial Intermediary's frequent trading policies and procedures with respect to transactions by shareholders investing through the Financial Intermediary rather than applying the Funds' market timing prevention procedures. The types of Financial Intermediaries that may have frequent trading policies and procedures on which the Funds and UBS Global AM (Americas) may rely may include broker-dealers, advisers, clearing firms, bank trust departments, retirement plan administrators,


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other record keepers and certain wrap fee program/platforms. In such cases, a
Financial Intermediary through which a shareholder may own Fund shares may impose frequent trading restrictions that differ from those of the Funds. If you have purchased shares through a Financial Intermediary as described above, you should contact your Financial Intermediary to determine the frequent trading restrictions that apply to your account.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan and redemptions by wrap fee accounts that have an automatic rebalancing feature and that have been identified to the Funds' principal underwriter and transfer agent.


SELLING SHARES

You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, a Fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, a Fund may delay payment until it verifies that it has received good payment. If you hold your shares through a financial institution, you can sell shares by contacting your investment professional, or an Authorized Dealer or Sub-designee, for more information. Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees. If you purchased shares through the Funds' transfer agent, you may sell them as explained later in this prospectus.

If you sell Class A shares and then repurchase Class A shares of the same Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.


Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.


The Funds reserve the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, you might incur brokerage costs converting the securities to cash.

It costs the Funds money to maintain shareholder accounts. Therefore, the Funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500. Any applicable deferred sales charge may be assessed on such redemptions. If a Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a Fund may not be able to maintain your account. If a Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS Global AM (Americas) reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

REDEMPTION FEE


The redemption fees for each class of shares of each Fund (except for Class A and Class Y shares of each of the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund and UBS U.S. Equity Alpha Fund) will become effective on or about March 1, 2007 for shareholders who purchase shares of the Funds on or after such date. The redemption fees for the Class A and Class Y shares of the UBS Dynamic Alpha Fund,


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UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity
Fund and UBS U.S. Equity Alpha Fund are currently in effect.

If you sell or exchange any class of shares of a Fund less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. This amount will be paid to the applicable Fund, not to the Advisor or UBS Global AM
(US). The redemption fee is designed to offset the costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee. The redemption fee will not apply to shares of the Funds that:

- are held in certain omnibus accounts of certain Financial Intermediaries, such as broker-dealers or qualified retirement plans including 401 (k), 403(b) or 457 plans or plans administered as college savings programs under
     Section 529 of the IRC, if those institutions have not implemented the system changes necessary to be capable of processing the redemption fee. However, account holders whose investments in a Fund are held in omnibus accounts through certain other Financial Intermediaries may be subject to the redemption fee on terms that are generally in accordance with the redemption fee terms as described in this prospectus but that may differ in certain details. For certain retirement plans treated as omnibus accounts by the Funds' transfer agent or principal underwriter, the redemption fee will be waived on non-participant initiated exchanges or redemptions;


-    are sold or exchanged under automatic withdrawal plans;


- are held by investors in certain asset allocation programs that offer automatic rebalancing or wrap-fee or similar fee-based programs and that have been identified to the Funds' principal underwriter and transfer agent, except to the extent that transactions in those programs are shareholder initiated;

-    are sold due to death or disability of the shareholder; or

- UBS Global AM (Americas), in its sole discretion, deems reasonable, in light of the circumstances.


EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of a Fund for shares of the same class of most other Family Funds. You may not exchange Class Y shares.


You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares but shareholders may be subject to a redemption fee as noted above. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. A Fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the Fund acquired in the exchange.


Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other Fund.

You may exchange shares of one Fund for shares of another Fund only after the first purchase has settled and the first Fund has received your payment.

If you hold your Fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold Fund shares through the Funds' transfer agent, you may exchange your shares as explained below.

The Funds may modify or terminate the exchange privilege at any time.

TRANSFER AGENT

If you wish to invest in these Funds or any other of the Family Funds through the Funds' transfer agent, PFPC Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check to the transfer agent.


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You may also sell or exchange your shares by writing to the Funds' transfer agent. Your letter must include:

-    Your name and address;

-    Your account number;

- The name of the Fund whose shares you are selling, and if exchanging shares, the name of the Fund whose shares you want to buy;

-    The dollar amount or number of shares you want to sell and/or exchange; and

- A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Funds will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:

PFPC Inc.
UBS Global Asset Management
P.O. Box 9786
Providence, RI 02940

You do not have to complete an application when you make additional investments in the same Fund.

TRANSFER OF ACCOUNTS

If you hold Class A, Class B, Class C or Class Y shares of a Fund in a brokerage account and you transfer your brokerage accounts to another firm, your Fund shares will be moved to an account with PFPC Inc., the Funds' transfer agent. However, if the other firm has entered into a dealer agreement relating to the Fund with UBS Global AM (US), the Funds' principal underwriter, you may be able to hold Fund shares in an account with the other firm.

PRICING AND VALUATION

The price at which you may buy, sell or exchange Fund shares is based on the net asset value per share. Each Fund calculates net asset value on days that the New York Stock Exchange ("NYSE") is open. Each Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and a Fund does not price its shares, on most national holidays and on Good Friday.


Your price for buying, selling or exchanging shares of a Fund will be based on the net asset value (adjusted for any applicable sales charges and redemption fees) that is next calculated after the Fund (or an Authorized Dealer or Sub-designee) receives your order in good form. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the Fund.

Each Fund calculates its net asset value based on the current market value of its portfolio securities. Each Fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, or the price obtained is unreliable, current market quotations or, if market prices are not readily available, valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Trust's Board of Trustees. Each Fund normally uses the amortized cost method to value short-term obligations that will mature in 60 days or less.


The Trust's Board of Trustees has delegated to the UBS Global Asset Management Funds' Valuation Committee the responsibility for making fair value determinations with respect to the Funds' portfolio securities. The types of securities for which such fair value pricing may be necessary include, but are not limited to: foreign securities under some


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--------------------------------------------------------------------------------

circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that are in default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The need to fair value the Funds' portfolio securities may also result from low trading volume in foreign markets or thinly traded domestic securities, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price.


Each Fund expects to price most of its portfolio securities based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized matrix system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities also may be valued based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. If a Fund concludes that a market quotation is not readily available for a portfolio security for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Fund will use fair value methods to reflect those events. This policy is intended to assure that each Fund's net asset value fairly reflects security values as of the time of pricing. Certain Funds also may use a systematic fair valuation model provided by an independent third party in order to adjust the last sales prices of securities principally traded in foreign markets because such last sales prices may no longer reflect the current market value of such foreign securities at the time that the Funds' price their shares.


Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share. As a result, a Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain Funds may invest in securities that trade primarily in foreign markets that trade on weekends or other days on which the Funds do not calculate their net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares.

Management

INVESTMENT ADVISOR


UBS Global Asset Management (Americas) Inc. ("UBS Global AM (Americas)" or the "Advisor"), a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the SEC. UBS Global AM (Americas) serves as the investment advisor to the Funds by managing the investment of assets of each Fund. As of June 30, 2006, the Advisor had approximately $128.2 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $629.7 billion in assets under management as of June 30, 2006. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.



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A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement between the Trust and the Advisor on behalf of each Fund (except the UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Equity Alpha Fund and UBS Dynamic Alpha Fund) is available in the Funds' most-recent annual report to shareholders for the period ended June 30.

A discussion regarding the basis for the Board of Trustees' approval of the UBS Dynamic Alpha Fund's investment advisory agreement between the Trust and Advisor on behalf of the Fund will be available in the Fund's semiannual report to shareholders for the period ended December 31, 2006.

The UBS U.S. Mid Cap Growth Equity Fund and the UBS U.S. Equity Alpha Fund have only recently commenced operations. A discussion regarding the basis for the Board of Trustees' annual approval of the investment advisory agreements between the Trust and Advisor on behalf of each Fund will be available in future annual or semiannual reports to shareholders of the Fund.


PORTFOLIO MANAGEMENT

The Advisor's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Information is provided below for those portfolio managers within each investment management team that are primarily responsible for coordinating the day-to-day management of each Fund.


UBS Dynamic Alpha Fund and UBS Global Allocation Fund

Brian D. Singer is the lead portfolio manager for the UBS Global Allocation Fund and UBS Dynamic Alpha Fund. Mr. Singer has access to certain members of the fixed-income and equities investment management teams, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Funds invest. Mr. Singer, as lead portfolio manager and coordinator for management of each Fund, has responsibility for allocating each Fund's portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Singer is provided below.

Brian D. Singer is the Chief Investment Officer, Americas, at UBS Global Asset Management. Mr. Singer is a member of the UBS Group Managing Board of UBS Global Asset Management (Americas) and portfolio manager of the UBS Global Allocation Fund since 2000 and the UBS Dynamic Alpha Fund since its inception.

UBS Global Equity Fund and UBS International Equity Fund

Thomas Madsen is the lead portfolio manager for the UBS International Equity Fund and UBS Global Equity Fund. Mr. Madsen has access to members of the International Equity investment management team, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for security selection and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Funds invest. Mr. Madsen, as lead portfolio manager and coordinator for management of each Fund, has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Madsen is provided below.

Thomas Madsen is the Global Head of Equities at UBS Global Asset Management. Mr. Madsen has been a Managing Director of UBS Global Asset Management since February 2000 and a portfolio manager of the UBS International Equity Fund and the UBS Global Equity Fund since February 2000.


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UBS U.S. Equity Alpha Fund

John Leonard, Thomas M. Cole, Thomas Digenan, Scott Hazen and Scott Bondurant are the members of the North American Equities investment management team primarily responsible for the day-to-day management of the UBS U.S. Equity Alpha Fund. Mr. Leonard as the head of the investment management team oversees the other members of the team, leads the portfolio construction process and reviews the overall composition of the Fund's portfolio to ensure compliance with its stated investment objective and strategies. Mr. Cole as the director of research for the investment management team oversees the analyst team that provides the investment research on the large cap markets that is used in making the security selections for the Fund's portfolio. Mr. Digenan and Mr. Hazen as the primary strategists for the investment management team provide cross-industry assessments and risk management assessments for portfolio construction for the Fund. Mr. Bondurant oversees phases of development and management for the Fund. Information about Messrs. Leonard, Cole, Digenan, Hazen and Bondurant is provided below.

John Leonard is Head of North American Equities and Deputy Global Head of Equities at UBS Global Asset Management. Mr. Leonard is also a Managing Director of UBS Global Asset Management and has been an investment professional with UBS Global Asset Management since 1991 and a portfolio manager of the Fund since its inception.

Thomas M. Cole is Head of Research--North American Equities and a Managing Director at UBS Global Asset Management. Mr. Cole has been an investment professional with UBS Global Asset Management since 1995 and a portfolio manager of the Fund since its inception.

Thomas Digenan has been a North American Equity Strategist at UBS Global Asset Management since 2001 and is a Managing Director of UBS Global Asset Management. Mr. Digenan was President of The UBS Funds from 1993 to 2001. Mr. Digenan has been a portfolio manager of the Fund since its inception.

Scott Hazen has been a North American Equity Strategist at UBS Global Asset Management since 2004 and is an Executive Director of UBS Global Asset Management. From 1992 until 2004, Mr. Hazen was a Client Service and Relationship Management professional with UBS Global Asset Management. Mr. Hazen has been a portfolio manager of the Fund since its inception.

Scott Bondurant has been an Executive Director and a Long Short Equity Strategist at UBS Global Asset Management since 2005. Prior to joining the firm, Mr. Bondurant had been in institutional equities for over 15 years including his role as Executive Director at Morgan Stanley for nine years, from 1996 to 2005. Previously, he was Senior Vice President at Paine Webber and prior to that, Mr. Bondurant was Vice President and manager of the Atlanta office for Kidder Peabody. Mr. Bondurant has been a portfolio manager of the Fund since its inception.

UBS U.S. Large Cap Equity Fund and UBS U.S. Large Cap Value Equity Fund

John Leonard, Thomas M. Cole, Thomas Digenan and Scott Hazen are the members of the North American Equities investment management team primarily responsible for the day-to-day management of the UBS U.S. Large Cap Equity Fund and UBS U.S. Large Cap Value Equity Fund. Mr. Leonard as the head of the investment management team oversees the other members of the team, leads the portfolio construction process and reviews the overall composition of each Fund's portfolio to ensure compliance with its stated investment objective and strategies. Mr. Cole as the director of research for the investment management team oversees the analyst team that provides the investment research on the large cap markets that is used in making the security selections for each Fund's portfolio. Mr. Digenan and Mr. Hazen as the primary strategists for the investment management team provide cross-industry assessments and risk management assessments for portfolio construction for each Fund. Information about Messrs. Leonard, Cole, Digenan and Hazen is provided below.


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John Leonard is Head of North American Equities and Deputy Global Head of
Equities at UBS Global Asset Management. Mr. Leonard is also a Managing Director of UBS Global Asset Management and has been an investment professional with UBS Global Asset Management since 1991 and a portfolio manager of each Fund since its inception.

Thomas M. Cole is Head of Research--North American Equities and a Managing Director at UBS Global Asset Management. Mr. Cole has been an investment professional with UBS Global Asset Management since 1995 and a portfolio manager of each Fund since its inception.

Thomas Digenan has been a North American Equity Strategist at UBS Global Asset Management since 2001 and is an Executive Director of UBS Global Asset Management. Mr. Digenan was President of The UBS Funds from 1993 to 2001. Mr. Digenan has been a portfolio manager of each Fund since its inception.

Scott Hazen has been a North American Equity Strategist at UBS Global Asset Management since 2004 and is an Executive Director of UBS Global Asset Management. From 1992 until 2004, Mr. Hazen was a Client Service and Relationship Management professional with UBS Global Asset Management. Mr. Hazen has been a portfolio manager of each Fund since its inception.

UBS U.S. Large Cap Growth Fund

Lawrence Kemp is the lead portfolio manager for the UBS U.S. Large Cap Growth Fund. Mr. Kemp has access to certain members of the US Equities Growth investment management team, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research and/or security selection. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Mr. Kemp, as lead portfolio manager and coordinator for management of the Fund, has responsibility for allocating the portfolio among the various managers and analysts, implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objective and strategies. Information about Mr. Kemp is provided below.

Lawrence G. Kemp is Head of the Large Cap Growth Equity portfolio construction team at UBS Global Asset Management and is a Managing Director of UBS Global Asset Management. Mr. Kemp has been an investment professional with UBS Global Asset Management since 1992 and portfolio manager of the Fund since January 2002.

UBS U.S. Mid Cap Growth Equity Fund

Investment decisions for the UBS U.S. Mid Cap Growth Equity Fund are made by an investment management team at the Advisor. David J. Lettenberger and Nancy C. Barber are the portfolio managers for the Fund and each of them are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. The portfolio managers have access to members of the Mid Cap Growth investment management team, each of whom has some responsibility for research and security selection. The portfolio managers also may have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Information about Mr. Lettenberger and Ms. Barber is provided below.

David J. Lettenberger is Co-Head of the Mid Cap Growth team at UBS Global Asset Management and has been a portfolio manager of the Fund since its inception. Mr. Lettenberger joined UBS Global Asset Management in 2005. From 1999 until 2005, Mr. Lettenberger was employed with U.S. Bancorp Asset Management. At U.S. Bancorp Asset Management, Mr. Lettenberger was a Managing Director and Head of the Mid and Large Cap Growth team.

Nancy C. Barber is Co-Head of the Mid Cap Growth team at UBS Global Asset Management and has been a portfolio manager of the Fund since its inception. Ms. Barber joined UBS Global Asset Management in 2005. From 1998 until 2005, Ms. Barber was employed with U.S. Bancorp Asset Management. At U.S. Bancorp Asset Management, Ms. Barber was a Vice President and Equity Portfolio Manager.


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UBS U.S. Small Cap Growth Fund

Paul Graham and David Wabnik are the portfolio managers for the UBS U.S. Small Cap Growth Fund and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. The portfolio managers have access to members of the US Equities Growth investment management team, each of whom has some responsibility for research and security selection. The portfolio managers also may have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Information about Mr. Graham and Mr. Wabnik is provided below.

Paul Graham is the Head of US Growth Equities at UBS Global Asset Management. Mr. Graham has been an employee of UBS Global Asset Management since 1994, a Managing Director of UBS Global Asset Management since 2003, and portfolio manager of the Fund since its inception.

David Wabnik is a Co-Head of Small-Mid Cap Growth Equities and a Senior Portfolio Manager at UBS Global Asset Management. Mr. Wabnik has been an employee of UBS Global Asset Management since 1995, an Executive Director of UBS Global Asset Management since 2001, and portfolio manager of the Fund since its inception.

UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund

John A. Penicook is the lead portfolio manager for the UBS Absolute Return Bond Fund, UBS U.S. Bond Fund, UBS High Yield Fund and UBS Global Bond Fund. Mr. Penicook has access to certain members of the Fixed-Income investment management team, each of whom is allocated a specified portion of each portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Funds invest. Mr. Penicook, as lead portfolio manager and coordinator for management of each Fund, has responsibility for allocating each Fund's portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Penicook is provided below.

John A. Penicook is the Global Head of Fixed Income at UBS Global Asset Management. Mr. Penicook has been a Managing Director of UBS Global Asset Management since 1995. He has been a portfolio manager of the UBS Absolute Return Bond Fund, UBS U.S. Bond Fund and the UBS Global Bond Fund since the inception of each Fund and a portfolio manager of the UBS High Yield Fund since 2006.

The Funds' SAI provides information about each Fund's portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.


ADVISORY FEES


The investment advisory fees (expressed as a percentage of average net assets) payable to the Advisor, before fee waivers and/or expense reimbursements, if applicable, by each Fund, are presented in the following tables.

The Advisor has contractually agreed to waive its fees and/or reimburse certain expenses so that the total operating expenses of the Funds (excluding securities loan fees and dividend expenses for securities sold short with respect to the UBS U.S. Equity Alpha Fund) do not exceed the amounts listed in the footnotes to the Expense Tables. The contractual fee waiver and/or expense reimbursement agreement will remain in place for the Funds' fiscal year ending June 30, 2007. Thereafter, the expense limit for each of the applicable Funds will be reviewed each year, at which time the continuation of the expense limit will be discussed by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.



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
                                       EFFECTIVE
                                        ADVISORY
                                       FEE AS OF      ADVISORY FEE BREAKPOINT SCHEDULE
                                        JUNE 30,   --------------------------------------
FUND                                      2006        ASSETS UNDER MANAGEMENT        FEE
----                                   ---------   -----------------------------   ------
UBS Dynamic Alpha Fund                   0.79%     $0 - $500 million               0.850%
                                                   On the next $500 million --
                                                   $1 billion                      0.800%
                                                   On the next $1 billion --
                                                   $1.5 billion                    0.750%
                                                   On the next $1.5 billion --
                                                   $2 billion                      0.725%
                                                   Above $2 billion                0.700%

UBS Global Allocation Fund(1)            0.69%     $0 - $500 million               0.800%
                                                   On the next $500 million --
                                                   $1 billion                      0.750%
                                                   On the next $1 billion --
                                                   $1.5 billion                    0.700%
                                                   On the next $1.5 billion --
                                                   $2 billion                      0.675%
                                                   On the next $2 billion --
                                                   $3 billion                      0.650%
                                                   On the next $3 billion --
                                                   $6 billion                      0.630%
                                                   Above $6 billion                0.610%

UBS Global Equity Fund                   0.73%     $0 - $250 million               0.750%
                                                   On the next $250 million --
                                                   $500 million                    0.700%
                                                   On the next $500 million --
                                                   $1 billion                      0.680%
                                                   Above $1 billion                0.650%

UBS U.S. Equity Alpha Fund               1.00%     $0 - $500 million               1.000%
                                                   On the next $500 million --
                                                   $1 billion                      0.900%
                                                   Above $1 billion                0.850%

UBS U.S. Large Cap Equity Fund           0.70%     $0 - $500 million               0.700%
                                                   On the next $500 million --
                                                   $1 billion                      0.650%
                                                   On the next $1 billion --
                                                   $1.5 billion                    0.600%
                                                   On the next $1.5 billion --
                                                   $2 billion                      0.575%
                                                   Above $2 billion                0.550%



--------------------------------------------------------------------------------
112                                                  UBS Global Asset Management

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--------------------------------------------------------------------------------


                                       EFFECTIVE
                                        ADVISORY
                                       FEE AS OF      ADVISORY FEE BREAKPOINT SCHEDULE
                                        JUNE 30,   --------------------------------------
FUND                                      2006        ASSETS UNDER MANAGEMENT        FEE
----                                   ---------   -----------------------------   ------
UBS U.S. Large Cap Growth Fund           0.70%     $0 - $500 million               0.700%
                                                   On the next $500 million --
                                                   $1 billion                      0.650%
                                                   On the next $1 billion --
                                                   $1.5 billion                    0.600%
                                                   On the next $1.5 billion --
                                                   $2 billion                      0.575%
                                                   Above $2 billion                0.550%

UBS U.S. Large Cap Value Equity Fund     0.70%     $0 - $500 million               0.700%
                                                   On the next $500 million --
                                                   $1 billion                      0.650%
                                                   On the next $1 billion --
                                                   $1.5 billion                    0.600%
                                                   On the next $1.5 billion --
                                                   $2 billion                      0.575%
                                                   Above $2 billion                0.550%

UBS U.S. Mid Cap Growth Equity Fund      0.85%     $0 - $500 million               0.850%
                                                   On the next $500 million --
                                                   $1 billion                      0.800%
                                                   Above $1 billion                0.775%

UBS U.S. Small Cap Growth Fund           0.85%     $0 - $1 billion                 0.850%
                                                   Above $1 billion                0.825%

UBS Absolute Return Bond Fund            0.55%     $0 - $500 million               0.550%
                                                   On the next $500 million --
                                                   $1 billion                      0.500%
                                                   On the next $1 billion --
                                                   $1.5 billion                    0.475%
                                                   On the next $1.5 billion --
                                                   $2 billion                      0.450%
                                                   Above $2 billion                0.425%

UBS Global Bond Fund(2)                  0.75%     $0 - $1.5 billion               0.650%
                                                   On the next $1.5 billion --
                                                   $2 billion                      0.600%
                                                   Above $2 billion                0.550%

UBS High Yield Fund                      0.60%     $0 - $500 million               0.600%
                                                   On the next $500 million --
                                                   $1 billion                      0.550%
                                                   Above $1 billion                0.525%



--------------------------------------------------------------------------------
UBS Global Asset Management                                                  113

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--------------------------------------------------------------------------------


                                       EFFECTIVE
                                        ADVISORY
                                       FEE AS OF      ADVISORY FEE BREAKPOINT SCHEDULE
                                        JUNE 30,   --------------------------------------
FUND                                      2006        ASSETS UNDER MANAGEMENT        FEE
----                                   ---------   -----------------------------   ------
UBS U.S. Bond Fund                       0.50%     $0 - $500 million               0.500%
                                                   On the next $500 million --
                                                   $1 billion                      0.475%
                                                   On the next $1 billion --
                                                   $1.5 billion                    0.450%
                                                   On the next $1.5 billion --
                                                   $2 billion                      0.425%
                                                   Above $2 billion                0.400%



(1) Effective July 1, 2006, the Board approved an additional breakpoint for assets above $6 billion for UBS Global Allocation Fund's investment advisory fee breakpoint schedule.

(2) Effective July 1, 2006, the Board approved a change to the first breakpoint for assets between $0 and $1.5 billion for UBS Global Bond Fund's investment advisory fee breakpoint schedule.

With regard to UBS International Equity Fund, the Advisor has agreed to irrevocably waive its fees and reimburse certain expenses so that the total operating expenses of the Fund do not exceed the amount listed in the footnote to its Expense Table.



                                       EFFECTIVE
                                        ADVISORY
                                       FEE AS OF      ADVISORY FEE BREAKPOINT SCHEDULE
                                        JUNE 30,   --------------------------------------
FUND                                      2006        ASSETS UNDER MANAGEMENT        FEE
----                                   ---------   -----------------------------   ------
UBS International Equity Fund            0.80%     $0 - $500 million               0.800%
                                                   On the next $500 million --
                                                   $1 billion                      0.750%
                                                   On the next $1 billion --
                                                   $1.5 billion                    0.700%
                                                   On the next $1.5 billion --
                                                   $2 billion                      0.675%
                                                   Above $2 billion                0.650%



ADMINISTRATOR


UBS Global AM (Americas) is also the administrator of the Funds. Each Fund pays UBS Global AM (Americas) an annual contract rate of 0.075% of its average daily net assets for administrative services.


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114                                                  UBS Global Asset Management

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--------------------------------------------------------------------------------

Disclosure of portfolio holdings


The equity Funds will generally post on their Web Site at http://www.ubs.com/globalam, the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end, 25 calendar days after the end of the calendar quarter. Each Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web Site at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is filed with the SEC on Form N-CSR and appears in the semiannual and annual reports, respectively, sent to shareholders. The semiannual and annual reports for each Fund will be posted on the Funds' Web Site at http://www.ubs.com/globalam. Please consult the Funds' SAI for a description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.


Dividends and taxes

DIVIDENDS AND DISTRIBUTIONS

Income dividends are normally declared, and paid, by each fixed income Fund (except UBS Absolute Return Bond Fund) monthly, by UBS Absolute Return Bond Fund quarterly, and by each equity Fund and asset allocation Fund annually. Capital gains, if any, are declared and distributed in December. The amount of any distributions will vary, and there is no guarantee that a Fund will pay either income dividends or capital gain distributions.

Classes with higher expenses are expected to have lower income dividends. For example, Class B and Class C shares are expected to have the lowest dividends of a Fund's shares, while Class Y shares are expected to have the highest.

You will receive income dividends and capital gain distributions in additional shares of the same class of a Fund unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Clients who own Fund shares through certain wrap fee programs may not have the option of electing to receive dividends in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.


If you invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is known as "buying a dividend."

TAXES


Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. As such, each Fund generally pays no federal income tax on the income and gains it distributes to you. In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                  115

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--------------------------------------------------------------------------------

Mutual funds may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions a Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by certain Funds may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates, provided certain holding period requirements are met.


By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.


When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale.


Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Any foreign taxes a Fund pays on its investments may be passed through to you as a foreign tax credit.

Taxable distributions to non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate. Distributions to non-U.S. investors from short-term capital gains and interest income from U.S. sources are expected to be subject to U.S. withholding tax because certain detailed information necessary for an exemption is not maintained or expected to be available. Non-U.S. investors also may be subject to U.S. estate tax and are subject to special U.S. tax certification requirements.

This discussion of "Dividends and Taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.



--------------------------------------------------------------------------------
116                                                  UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------


Supplemental investment advisor performance information

Because the Advisor has managed other advisory accounts for many years in a substantially similar manner to the way in which the Advisor manages certain Funds, the following supplemental performance information is being provided to assist prospective investors in making an informed investment decision. The tables on the following pages provide performance information for composites of all applicable advisory accounts ("Account Composite Performance") managed by the Advisor with substantially similar investment objectives, policies and investment strategies as the applicable Funds. The Account Composite Performance was obtained from the records maintained by the Advisor, and is adjusted to reflect each applicable Fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable. The following presentation also shows the Account Composite Performance adjusted to reflect each applicable Fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable, and also reflects the Class A front-end sales charge of 5.50% for equity Funds and asset allocation Funds and 4.50% for fixed income Funds. The performance of one or more appropriate unmanaged benchmark indexes, not adjusted for any fees or expenses, is also provided for each composite.


Please note that the Account Composite Performance is not the Funds' own historical performance. The Account Composite Performance should not be considered a substitute for the Funds' performance, and the Account Composite Performance is not necessarily an indication of the Funds' future performance. The accounts included in the Account Composite Performance were not necessarily subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of 1940 and the IRC, which, if applicable, may have adversely affected the performance of these accounts.

The Account Composite Performance may be calculated differently than the method used for calculating Fund performance pursuant to SEC guidelines. Composites consisting of more than one portfolio are asset weighted by beginning-of-period asset values. Investment results are time-weighted performance calculations representing total return. Returns are calculated using geometric linking of monthly returns. Composites are valued at least monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Interest income from fixed income securities is accrued, and equity dividends are accrued as of the ex-dividend date. Investment transactions are accounted for on a trade date basis. Results include all actual fee-paying, discretionary client portfolios including those clients no longer with the Advisor. Portfolios are included in the composite beginning with the first full month of performance to the present or to the cessation of the client's relationship with the Advisor. Terminated accounts are included through the last full month in which they were fully invested, and no alterations of composites have occurred due to changes in personnel.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                  117

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--------------------------------------------------------------------------------

Supplemental performance information for the advisor of UBS Global Allocation
Fund

COMPOSITE PERFORMANCE: GLOBAL SECURITIES COMPOSITE+
JANUARY 1, 1985 THROUGH DECEMBER 31, 2005

                                     [CHART]

            NET             NET           GROSS       BENCHMARK       BENCHMARK       BENCHMARK       BENCHMARK
YEAR   RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)   RETURN (%)(4)   RETURN (%)(5)   RETURN (%)(6)
----   -------------   -------------   ----------   -------------   -------------   -------------   -------------
1985       17.60%          24.45%        26.10%         32.16%          42.02%          32.29%          32.91%
1986       11.59%          18.09%        19.66%         16.71%          42.65%          26.47%          24.78%
1987        6.37%          12.55%        14.06%          1.94%          16.68%          18.39%           9.92%
1988        8.01%          14.30%        15.82%         17.82%          24.11%           4.37%          15.96%
1989       11.16%          17.63%        19.20%         29.32%          16.97%           4.34%          19.36%
1990       -2.17%           3.53%         4.92%         -5.06%         -16.54%          11.97%          -3.56%
1991       14.78%          21.46%        23.07%         33.66%          19.03%          15.82%          23.97%
1992        1.69%           7.61%         9.05%          9.68%          -4.64%           5.53%           4.47%
1993        4.48%          10.56%        12.04%         10.87%          22.90%          13.28%          14.46%
1994       -7.47%          -2.09%        -0.76%          0.18%           5.48%           2.33%           1.42%
1995       17.54%          24.38%        26.03%         36.81%          21.29%          19.04%          25.41%
1996        7.48%          13.73%        15.25%         21.81%          13.92%           3.63%          12.53%
1997        4.28%          10.35%        11.83%         31.78%          15.92%           0.24%          14.30%
1998        2.36%           8.32%         9.78%         24.14%          24.62%          15.29%          16.45%
1999       -4.25%           1.32%         2.69%         20.90%          25.12%          -4.26%          16.85%
2000       -0.58%           5.20%         6.62%         -7.46%         -13.08%           1.59%          -6.11%
2001       -3.62%           1.99%         3.37%        -11.46%         -16.63%          -0.99%          -7.50%
2002       -8.92%          -3.62%        -2.31%        -21.54%         -19.65%          19.49%          -8.27%
2003       21.17%          28.22%        29.87%         31.06%          33.54%          14.91%          26.53%
2004        7.44%          13.70%        15.09%         11.95%          15.03%          10.35%          12.60%
2005        0.29%           6.12%         7.36%          6.13%           9.82%          -6.88%           6.58%


COMPOSITE PERFORMANCE: GLOBAL SECURITIES COMPOSITE+
FOR PERIODS ENDED DECEMBER 31, 2005




                      NET            NET          GROSS      BENCHMARK      BENCHMARK      BENCHMARK      BENCHMARK
YEAR             RETURN (%)(1)  RETURN (%)(2)  RETURN (%)  RETURN (%)(3)  RETURN (%)(4)  RETURN (%)(5)  RETURN (%)(6)
----             -------------  -------------  ----------  -------------  -------------  -------------  -------------
1 year                0.29%          6.12%        7.36%         6.13%          9.82%         -6.88%          6.58%
5 years               7.53%          8.75%       10.14%         1.58%          2.48%          6.92%          5.20%
10 years              7.61%          8.22%        9.64%         9.20%          7.30%          4.99%          7.79%
Since inception      10.69%         10.99%       12.46%        12.66%         11.77%          9.43%         11.43%


----------
(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3) The Russell 3000 Index represents a broad US equities universe by representing approximately 98% of the market. It is designed to provide a representative indication of the capitalization and return for the US equity market.


(4) The MSCI World Index Free (net US) is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective.

(5) The Citigroup World Government Bond Index represents the broad global fixed income markets and includes debt issues of US and most developed international governments, governmental entities and supranationals.

(6) The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed currently as follows: 40% Russell 3000 Index, 22% MSCI World ex USA Index, 21% Citigroup Broad Investment Grade Bond Index, 9% Citigroup Non-US World Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global, 3% MSCI Emerging Markets Index (net US) and 3% Merrill Lynch US High Yield Cash Pay Constrained Index. The percentages may be periodically re-weighted to reflect changing capital market expectations. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005 the 3% Merrill Lynch US High Yield Cash Pay Constrained Index replaced the Merrill Lynch US High Yield Cash Pay Index.

+ Although the Advisor has managed this asset class since 1982, performance information for the period prior to December 31, 1984 is not shown because such information relates only to sub-sectors or carveouts of other accounts managed by the Advisor.



--------------------------------------------------------------------------------
118                                                  UBS Global Asset Management

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--------------------------------------------------------------------------------

Supplemental performance information for the advisor of UBS Global Allocation
Fund


COMPOSITE PERFORMANCE: GLOBAL SECURITIES COMPOSITE+
JANUARY 1, 1985 THROUGH DECEMBER 31, 2005



            NET             NET           GROSS       BENCHMARK       BENCHMARK       BENCHMARK       BENCHMARK
YEAR   RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)   RETURN (%)(4)   RETURN (%)(5)   RETURN (%)(6)
----   -------------   -------------   ----------   -------------   -------------   -------------   -------------
1985       17.60%          24.45%        26.10%         32.16%         42.02%          32.29%          32.91%
1986       11.59%          18.09%        19.66%         16.71%         42.65%          26.47%          24.78%
1987        6.37%          12.55%        14.06%          1.94%         16.68%          18.39%           9.92%
1988        8.01%          14.30%        15.82%         17.82%         24.11%           4.37%          15.96%
1989       11.16%          17.63%        19.20%         29.32%         16.97%           4.34%          19.36%
1990       -2.17%           3.53%         4.92%         -5.06%        -16.54%          11.97%          -3.56%
1991       14.78%          21.46%        23.07%         33.66%         19.03%          15.82%          23.97%
1992        1.69%           7.61%         9.05%          9.68%         -4.64%           5.53%           4.47%
1993        4.48%          10.56%        12.04%         10.87%         22.90%          13.28%          14.46%
1994       -7.47%          -2.09%        -0.76%          0.18%          5.48%           2.33%           1.42%
1995       17.54%          24.38%        26.03%         36.81%         21.29%          19.04%          25.41%
1996        7.48%          13.73%        15.25%         21.81%         13.92%           3.63%          12.53%
1997        4.28%          10.35%        11.83%         31.78%         15.92%           0.24%          14.30%
1998        2.36%           8.32%         9.78%         24.14%         24.62%          15.29%          16.45%
1999       -4.25%           1.32%         2.69%         20.90%         25.12%          -4.26%          16.85%
2000       -0.58%           5.20%         6.62%         -7.46%        -13.08%           1.59%          -6.11%
2001       -3.62%           1.99%         3.37%        -11.46%        -16.63%          -0.99%          -7.50%
2002       -8.92%          -3.62%        -2.31%        -21.54%        -19.65%          19.49%          -8.27%
2003       21.17%          28.22%        29.87%         31.06%         33.54%          14.91%          26.53%
2004        7.44%          13.70%        15.09%         11.95%         15.03%          10.35%          12.60%
2005        0.29%           6.12%         7.36%          6.13%          9.82%          -6.88%           6.58%


----------
(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3) The Russell 3000 Index represents a broad US equities universe by representing approximately 98% of the market. It is designed to provide a representative indication of the capitalization and return for the US equity market.


(4) The MSCI World Index Free (net US) is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective.

(5) The Citigroup World Government Bond Index represents the broad global fixed income markets and includes debt issues of US and most developed international governments, governmental entities and supranationals.

(6) The GSMI Mutual Fund Index is produced internally from generally available indices and is a blended index incorporating percentages of various indices across certain capital markets. The GSMI Mutual Fund Index is currently constructed as follows: 40% Russell 3000 Index, 22% MSCI World ex USA Index, 21% Citigroup Broad Investment Grade Bond Index, 9% Citigroup Non-US World Government Bond Index, 3% Merrill Lynch US High Yield Cash Pay Constrained Index, 3% MSCI Emerging Markets Index (net US) and 2% J.P. Morgan Emerging Markets Bond Index Global. The percentages may be periodically re-weighted to reflect changing capital market expectations. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005 the 3% Merrill Lynch US High Yield Cash Pay Constrained Index replaced the Merrill Lynch US High Yield Cash Pay Index.

+ Although the Advisor has managed this asset class since 1982, performance information for the period prior to December 31, 1984 is not shown because such information relates only to sub-sectors or carveouts of other accounts managed by the Advisor.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                  119

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--------------------------------------------------------------------------------

Supplemental performance information for the advisor of UBS Global Equity Fund


COMPOSITE PERFORMANCE: GLOBAL EQUITY COMPOSITE+
JANUARY 1, 1999 THROUGH DECEMBER 31, 2005


                                    [CHART]

            NET             NET           GROSS       BENCHMARK
YEAR   RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)
1999        6.40%          12.59%         13.99%        25.12%
2000       -5.81%          -0.33%          0.92%       -13.08%
2001      -10.62%          -5.42%         -4.23%       -16.63%
2002      -21.81%         -17.26%        -16.21%       -19.65%
2003       21.38%          28.45%         30.02%        33.54%
2004        8.20%          14.49%         15.91%        15.03%
2005        1.43%           7.33%          8.67%         9.82%


COMPOSITE PERFORMANCE: GLOBAL EQUITY COMPOSITE+
FOR PERIODS ENDED DECEMBER 31, 2005



                       NET             NET           GROSS       BENCHMARK
YEAR              RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)
----              -------------   -------------   ----------   -------------
1 year                1.43%           7.33%          8.67%         9.82%
5 years               3.14%           4.32%          5.62%         2.48%
Since inception       3.93%           4.78%          6.08%         2.99%



COMPOSITE PERFORMANCE: GLOBAL EQUITY COMPOSITE+
JANUARY 1, 1999 THROUGH DECEMBER 31, 2005



            NET             NET           GROSS       BENCHMARK
YEAR   RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)
----   -------------   -------------   ----------   -------------
1999        6.40%          12.59%         13.99%        25.12%
2000       -5.81%          -0.33%          0.92%       -13.08%
2001      -10.62%          -5.42%         -4.23%       -16.63%
2002      -21.81%         -17.26%        -16.21%       -19.65%
2003       21.38%          28.45%         30.02%        33.54%
2004        8.20%          14.49%         15.91%        15.03%
2005        1.43%           7.33%          8.67%         9.82%


----------
(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.


(3) The benchmark is the MSCI World Index Free (net US). The MSCI World Index Free (net US) is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective.

+ Although the Advisor has managed this asset class since 1982, performance information is not shown for the period prior to December 31, 1998 because such information relates only to sub-sectors or carveouts of other accounts managed by the Advisor.



--------------------------------------------------------------------------------
120                                                  UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------

Supplemental performance information for the advisor of UBS U.S. Large Cap Equity Fund


COMPOSITE PERFORMANCE: U.S. LARGE CAPITALIZATION EQUITY COMPOSITE+ JANUARY 1, 1992 THROUGH DECEMBER 31, 2005


                                    [CHART]

            NET             NET           GROSS       BENCHMARK
YEAR   RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)
1992        7.72%          13.99%         15.17%         9.04%
1993        8.91%          15.24%         16.44%        10.15%
1994       -5.23%           0.28%          1.34%         0.38%
1995       32.31%          40.01%         41.44%        37.77%
1996       18.16%          25.03%         26.32%        22.44%
1997       17.38%          24.22%         25.50%        32.85%
1998       11.46%          17.95%         19.17%        27.02%
1999       -9.95%          -4.71%         -3.71%        20.91%
2000       -1.73%           3.98%          5.07%        -7.79%
2001       -3.55%           2.06%          3.13%       -12.45%
2002      -21.08%         -16.49%        -15.59%       -21.65%
2003       22.23%          29.35%         30.83%        29.89%
2004        6.96%          13.19%         14.56%        11.40%
2005        2.88%           8.87%         10.16%         6.27%


COMPOSITE PERFORMANCE: U.S. LARGE CAPITALIZATION EQUITY COMPOSITE+ FOR PERIODS ENDED DECEMBER 31, 2005



                       NET             NET           GROSS       BENCHMARK
YEAR              RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)
----              -------------   -------------   ----------   -------------
1 year                 2.88%           8.87%        10.16%         6.27%
5 years                5.13%           6.32%         7.52%         1.07%
10 years               8.83%           9.45%        10.63%         9.29%
Since inception       10.98%          11.43%        12.62%         10.48%


----------
(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

+ Although the Advisor has managed this asset class since 1982, performance information for the period prior to November 30, 1991 is not shown because such information relates only to subsectors or carveouts of other accounts managed by the Advisor.


--------------------------------------------------------------------------------
USB Global Asset Management                                                  121

THE UBS FUNDS
--------------------------------------------------------------------------------

Supplemental performance information for the advisor of UBS U.S. Large Cap Equity Fund


COMPOSITE PERFORMANCE: U.S. LARGE CAPITALIZATION EQUITY COMPOSITE+ JANUARY 1, 1992 THROUGH DECEMBER 31, 2005



            NET             NET           GROSS       BENCHMARK
YEAR   RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)
----   -------------   -------------   ----------   -------------
1992        7.72%          13.99%         15.17%         9.04%
1993        8.91%          15.24%         16.44%        10.15%
1994       -5.23%           0.28%          1.34%         0.38%
1995       32.31%          40.01%         41.44%        37.77%
1996       18.16%          25.03%         26.32%        22.44%
1997       17.38%          24.22%         25.50%        32.85%
1998       11.46%          17.95%         19.17%        27.02%
1999       -9.95%          -4.71%         -3.71%        20.91%
2000       -1.73%           3.98%          5.07%        -7.79%
2001       -3.55%           2.06%          3.13%       -12.45%
2002      -21.08%         -16.49%        -15.59%       -21.65%
2003       22.23%          29.35%         30.83%        29.89%
2004        6.96%          13.19%         14.56%        11.40%
2005        2.88%           8.87%         10.16%         6.27%


----------
(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

+ Although the Advisor has managed this asset class since 1982, performance information for the period prior to November 30, 1991 is not shown because such information relates only to sub-sectors or carveouts of other accounts managed by the Advisor.


--------------------------------------------------------------------------------
122                                                  USB Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------

Supplemental performance information for the advisor of UBS U.S. Large Cap Growth Fund


COMPOSITE PERFORMANCE: U.S. LARGE CAPITALIZATION GROWTH COMPOSITE
OCTOBER 1, 1998 THROUGH DECEMBER 31, 2005


                                    [CHART]

             NET             NET           GROSS       BENCHMARK
YEAR    RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)
1998+       17.93%          24.79%         25.09%        26.74%
1999        25.91%          33.24%         34.61%        33.16%
2000       -21.06%         -16.47%        -15.57%       -22.42%
2001       -27.67%         -23.46%        -22.64%       -20.42%
2002       -32.94%         -29.04%        -28.27%       -27.88%
2003        22.64%          29.78%         31.11%        29.75%
2004         5.03%          11.14%         12.30%         6.30%
2005         5.97%          12.14%         13.31%         5.27%


COMPOSITE PERFORMANCE: U.S. LARGE CAPITALIZATION GROWTH COMPOSITE
FOR PERIODS ENDED DECEMBER 31, 2005



                       NET             NET           GROSS       BENCHMARK
YEAR              RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)
----              -------------   -------------   ----------   -------------
1 year                 5.97%          12.14%        13.31%          5.27%
5 year                -3.65%          -2.56%        -1.53%         -3.58%
Since inception        1.98%           2.78%         3.86%          1.21%


----------
(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3) The benchmark is the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


--------------------------------------------------------------------------------
USB Global Asset Management                                                  123

THE UBS FUNDS
--------------------------------------------------------------------------------

Supplemental performance information for the advisor of UBS U.S. Large Cap Growth Fund


COMPOSITE PERFORMANCE: U.S. LARGE CAPITALIZATION GROWTH COMPOSITE
OCTOBER 1, 1998 THROUGH DECEMBER 31, 2005



             NET             NET           GROSS       BENCHMARK
YEAR    RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)
----    -------------   -------------   ----------   -------------
1998+       17.93%          24.79%         25.09%        26.74%
1999        25.91%          33.24%         34.61%        33.16%
2000       -21.06%         -16.47%        -15.57%       -22.42%
2001       -27.67%         -23.46%        -22.64%       -20.42%
2002       -32.94%         -29.04%        -28.27%       -27.88%
2003        22.64%          29.78%         31.11%        29.75%
2004         5.03%          11.14%         12.30%         6.30%
2005         5.97%          12.14%         13.31%         5.27%


----------
(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3) The benchmark is the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

+    Performance is presented for October 1, 1998 through December 31, 1998.


--------------------------------------------------------------------------------
124                                                  USB Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------

Supplemental performance information for the advisor of UBS U.S. Large Cap Value Equity Fund

COMPOSITE PERFORMANCE: U.S. VALUE EQUITY COMPOSITE


JULY 1, 1998 THROUGH DECEMBER 31, 2005


                                     [CHART]

             NET             NET           GROSS       BENCHMARK
YEAR    RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)
1998+       -2.76%           2.90%          3.46%         3.10%
1999        -6.76%          -1.33%         -0.24%         7.33%
2000        10.04%          16.44%         17.71%         7.01%
2001        -3.21%           2.42%          3.55%        -5.59%
2002       -20.05%         -15.40%        -14.45%       -15.52%
2003        22.65%          29.78%         31.18%        30.03%
2004         7.20%          13.44%         14.68%        16.49%
2005         3.58%           9.61%         10.81%         7.07%

COMPOSITE PERFORMANCE: U.S. VALUE EQUITY COMPOSITE


FOR PERIODS ENDED DECEMBER 31, 2005



                       NET             NET           GROSS       BENCHMARK
YEAR              RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)
----              -------------   -------------   ----------   -------------
1 year                3.58%           9.61%         10.81%         7.07%
5 years               5.73%           6.94%          8.11%         5.28%
Since inception       6.13%           6.93%          8.10%         5.85%


----------
(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3) The benchmark is the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                  125

THE UBS FUNDS
--------------------------------------------------------------------------------

Supplemental performance information for the advisor of UBS U.S. Large Cap Value Equity Fund

COMPOSITE PERFORMANCE: U.S. VALUE EQUITY COMPOSITE


JULY 1, 1998 THROUGH DECEMBER 31, 2005



             NET             NET           GROSS       BENCHMARK
YEAR    RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)
----    -------------   -------------   ----------   -------------
1998+       -2.76%           2.90%          3.46%         3.10%
1999        -6.76%          -1.33%         -0.24%         7.33%
2000        10.04%          16.44%         17.71%         7.01%
2001        -3.21%           2.42%          3.55%        -5.59%
2002       -20.05%         -15.40%        -14.45%       -15.52%
2003        22.65%          29.78%         31.18%        30.03%
2004         7.20%          13.44%         14.68%        16.49%
2005         3.58%           9.61%         10.81%         7.07%


----------
(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3) The benchmark is the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

+    Performance is presented for July 1, 1998 through December 31, 1998.


--------------------------------------------------------------------------------
126                                                  UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------

Supplemental performance information for the advisor of UBS U.S. Small Cap Growth Fund

COMPOSITE PERFORMANCE: U.S. SMALL CAPITALIZATION GROWTH COMPOSITE+


AUGUST 1, 1994 THROUGH DECEMBER 31, 2005


                                     [CHART]

              NET             NET           GROSS       BENCHMARK
 YEAR    RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)
1994++        1.03%           6.91%          7.53%         7.03%
1995         16.20%          22.96%         24.65%        31.04%
1996         11.58%          18.08%         19.71%        11.26%
1997         15.71%          22.45%         24.14%        12.94%
1998        -16.06%         -11.17%         -9.91%         1.23%
1999         36.89%          44.86%         46.83%        43.09%
2000         16.95%          23.76%         25.47%       -22.43%
2001        -16.07%         -11.18%         -9.92%        -9.23%
2002        -22.60%         -18.09%        -16.92%       -30.26%
2003         36.85%          44.81%         46.70%        48.54%
2004          4.67%          10.76%         12.17%        14.31%
2005          0.41%           6.25%          7.61%         4.15%

COMPOSITE PERFORMANCE: U.S. SMALL CAPITALIZATION GROWTH COMPOSITE+


FOR PERIODS ENDED DECEMBER 31, 2005



                       NET             NET           GROSS       BENCHMARK
YEAR              RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)
----              -------------   -------------   ----------   -------------
1 year                 0.41%           6.25%         7.61%         4.15%
5 years                3.22%           4.39%         5.79%         2.28%
10 years              10.43%          11.06%        12.57%         4.68%
Since inception       11.72%          12.28%        13.81%         7.22%


----------
(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.


(3) The Russell 2000 Growth Index is an unmanaged index composed of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.


+ Certain investments in this strategy are initial public offerings and may have caused the performance of the composite to be higher than could have been achieved without such investments, which are of limited availability.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                  127

THE UBS FUNDS
--------------------------------------------------------------------------------

Supplemental performance information for the advisor of UBS U.S. Small Cap Growth Fund

COMPOSITE PERFORMANCE: U.S. SMALL CAPITALIZATION GROWTH COMPOSITE+


AUGUST 1, 1994 THROUGH DECEMBER 31, 2005



              NET             NET           GROSS       BENCHMARK
 YEAR    RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)
-----    -------------   -------------   ----------   -------------
1994++        1.03%           6.91%          7.53%         7.03%
1995         16.20%          22.96%         24.65%        31.04%
1996         11.58%          18.08%         19.71%        11.26%
1997         15.71%          22.45%         24.14%        12.94%
1998        -16.06%         -11.17%         -9.91%         1.23%
1999         36.89%          44.86%         46.83%        43.09%
2000         16.95%          23.76%         25.47%       -22.43%
2001        -16.07%         -11.18%         -9.92%        -9.23%
2002        -22.60%         -18.09%        -16.92%       -30.26%
2003         36.85%          44.81%         46.70%        48.54%
2004          4.67%          10.76%         12.17%        14.31%
2005          0.41%           6.25%          7.61%         4.15%


----------
(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.


(3) The Russell 2000 Growth Index is an unmanaged index composed of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.


+ Certain investments in this strategy are initial public offerings and may have caused the performance of the composite to be higher than could have been achieved without such investments, which are of limited availability.

++   Performance is presented for August 1, 1994 through December 31, 1994.


--------------------------------------------------------------------------------
128                                                  UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------

Supplemental performance information for the advisor of UBS Global Bond Fund

COMPOSITE PERFORMANCE: GLOBAL BOND COMPOSITE


JANUARY 1, 1982 THROUGH DECEMBER 31, 2005


                                     [CHART]

            NET             NET           GROSS       BENCHMARK
YEAR   RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)
1982       16.68%          22.18%        23.56%
1983        5.75%          10.73%        12.00%
1984        0.15%           4.87%         6.07%
1985       27.86%          33.88%        35.38%
1986       18.15%          23.72%        25.12%
1987       10.64%          15.85%        17.17%
1988        0.81%           5.56%         6.77%
1989        2.90%           7.75%         8.98%
1990        4.59%           9.52%        10.77%         11.22%
1991       13.43%          18.77%        20.12%         16.04%
1992        2.80%           7.64%         8.87%          5.80%
1993        6.07%          11.07%        12.34%         11.08%
1994       -8.74%          -4.44%        -3.33%          0.23%
1995       14.45%          19.84%        21.20%         19.66%
1996        3.57%           8.45%         9.69%          4.91%
1997       -3.16%           1.40%         2.57%          3.79%
1998        7.51%          12.58%        13.86%         13.71%
1999      -10.73%          -6.53%        -5.44%         -5.17%
2000       -3.32%           1.23%         2.39%          3.18%
2001       -6.65%          -2.25%        -1.13%          1.57%
2002       14.05%          19.43%        20.78%         16.53%
2003       10.45%          15.66%        16.97%         12.51%
2004        4.22%           9.13%        10.38%          9.27%
2005      -12.35%          -8.22%        -7.15%         -4.49%

COMPOSITE PERFORMANCE: GLOBAL BOND COMPOSITE


FOR PERIODS ENDED DECEMBER 31, 2005



                       NET             NET           GROSS       BENCHMARK
YEAR              RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)
----              -------------   -------------   ----------   -------------
1 year               -12.35%          -8.22%        -7.15%        -4.49%
5 years                5.25%           6.22%         7.44%         6.80%
10 years               4.23%           4.71%         5.91%         5.35%
Since inception        9.24%           9.45%        10.70%          N/A


----------
(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.


(3) The Lehman Brothers Global Aggregate Index is a broad-based, market capitalization weighted index which measures the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. The Lehman Brothers Global Aggregate Index's inception date is December 31, 1989.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                  129

THE UBS FUNDS
--------------------------------------------------------------------------------

Supplemental performance information for the advisor of UBS Global Bond Fund


COMPOSITE PERFORMANCE: GLOBAL BOND COMPOSITE
JANUARY 1, 1982 THROUGH DECEMBER 31, 2005



            NET             NET           GROSS       BENCHMARK
YEAR   RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)
----   -------------   -------------   ----------   -------------
1982       16.68%         22.18%         23.56%           N/A
1983        5.75%         10.73%         12.00%           N/A
1984        0.15%          4.87%          6.07%           N/A
1985       27.86%         33.88%         35.38%           N/A
1986       18.15%         23.72%         25.12%           N/A
1987       10.64%         15.85%         17.17%           N/A
1988        0.81%          5.56%          6.77%           N/A
1989        2.90%          7.75%          8.98%           N/A
1990        4.59%          9.52%         10.77%         11.22%
1991       13.43%         18.77%         20.12%         16.04%
1992        2.80%          7.64%          8.87%          5.80%
1993        6.07%         11.07%         12.34%         11.08%
1994       -8.74%         -4.44%         -3.33%          0.23%
1995       14.45%         19.84%         21.20%         19.66%
1996        3.57%          8.45%          9.69%          4.91%
1997       -3.16%          1.40%          2.57%          3.79%
1998        7.51%         12.58%         13.86%         13.71%
1999      -10.73%         -6.53%         -5.44%         -5.17%
2000       -3.32%          1.23%          2.39%          3.18%
2001       -6.65%         -2.25%         -1.13%          1.57%
2002       14.05%         19.43%         20.78%         16.53%
2003       10.45%         15.66%         16.97%         12.51%
2004        4.22%          9.13%         10.38%          9.27%
2005      -12.35%         -8.22%         -7.15%         -4.49%


----------
(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.


(3) The Lehman Brothers Global Aggregate Index is a broad-based, market capitalization weighted index which measures the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. The Lehman Brothers Global Aggregate Index's inception date is December 31, 1989.



--------------------------------------------------------------------------------
130                                                  UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------

Supplemental performance information for the advisor of UBS High Yield Fund


COMPOSITE PERFORMANCE: U.S. HIGH YIELD BOND COMPOSITE
MAY 1, 1995 THROUGH DECEMBER 31, 2005


                                    [CHART]

             NET             NET           GROSS       BENCHMARK       BENCHMARK
YEAR    RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)   RETURN (%)(4)
1995+        6.33%          11.34%        12.04%         10.50%
1996         6.92%          11.96%        13.01%         11.06%
1997         7.96%          13.04%        14.11%         12.83%         12.58%
1998         2.66%           7.50%         8.52%          3.66%          3.63%
1999        -0.99%           3.68%         4.66%          1.57%          1.57%
2000        -8.50%          -4.19%        -3.28%         -3.79%         -3.87%
2001        -1.38%           3.27%         4.25%          6.20%          6.24%
2002        -5.17%          -0.70%         0.24%         -1.14%          0.14%
2003        15.26%          20.69%        21.97%         27.23%         27.01%
2004         6.23%          11.24%        12.56%         10.76%         10.76%
2005        -4.22%           0.29%         1.50%                         2.85%


COMPOSITE PERFORMANCE: U.S. HIGH YIELD BOND COMPOSITE
FOR PERIODS ENDED DECEMBER 31, 2005



                       NET             NET          GROSS        BENCHMARK       BENCHMARK
YEAR              RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)   RETURN (%)(4)
----              -------------   -------------   ----------   -------------   -------------
1 year               -4.22%           0.29%         1.50%           2.83%           2.85%
5 years               5.69%           6.67%         7.81%           8.76%           9.01%
10 years              5.95%           6.44%         7.51%           6.80%            N/A
Since inception       6.63%           7.10%         8.17%           7.37%            N/A


----------
(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3) The benchmark is the Merrill Lynch US High Yield Cash Pay Index. The Merrill Lynch US High Yield Cash Pay Index is an index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year.

(4) As of July 1, 2005, the benchmark changed from the Merrill Lynch US High Yield Cash Pay Index to the Merrill Lynch US High Yield Cash Pay Constrained Index. The Merrill Lynch US High Yield Cash Pay Constrained Index is an index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The Merrill Lynch US High Yield Cash Pay Constrained Index's inception date is December 31, 1996.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                  131

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--------------------------------------------------------------------------------

Supplemental performance information for the advisor of UBS High Yield Fund


COMPOSITE PERFORMANCE: U.S. HIGH YIELD BOND COMPOSITE
MAY 1, 1995 THROUGH DECEMBER 31, 2005



             NET             NET          GROSS        BENCHMARK       BENCHMARK
YEAR    RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)   RETURN (%)(4)
----    -------------   -------------   ----------   -------------   -------------
1995+       6.33%           11.34%        12.04%          10.50%            NA
1996        6.92%           11.96%        13.01%          11.06%            NA
1997        7.96%           13.04%        14.11%          12.83%         12.58%
1998        2.66%            7.50%         8.52%           3.66%          3.63%
1999       -0.99%            3.68%         4.66%           1.57%          1.57%
2000       -8.50%           -4.19%        -3.28%          -3.79%         -3.87%
2001       -1.38%            3.27%         4.25%           6.20%          6.24%
2002       -5.17%           -0.70%         0.24%          -1.14%          0.14%
2003       15.26%           20.69%        21.97%          27.23%         27.01%
2004        6.23%           11.24%        12.56%          10.76%         10.76%
2005       -4.22%            0.29%         1.50%           2.83%          2.85%


----------
(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3) The benchmark is the Merrill Lynch US High Yield Cash Pay Index. The Merrill Lynch US High Yield Cash Pay Index is an index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year.

(4) As of July 1, 2005, the benchmark changed from the Merrill Lynch US High Yield Cash Pay Index to the Merrill Lynch US High Yield Cash Pay Constrained Index. The Merrill Lynch US High Yield Cash Pay Constrained Index is an index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index.

+    Performance presented for May 1, 1995 through December 31, 1995.


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132                                                  UBS Global Asset Management

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--------------------------------------------------------------------------------

Supplemental performance information for the advisor of UBS U.S. Bond Fund


COMPOSITE PERFORMANCE: U.S. BOND COMPOSITE
JANUARY 1, 1982 THROUGH DECEMBER 31, 2005


                                    [CHART]

            NET             NET           GROSS       BENCHMARK
YEAR   RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)
1982       16.68%          22.18%         23.56%
1983        5.75%          10.73%         12.00%
1984        0.15%           4.87%          6.07%
1985       27.86%          33.88%         35.38%
1986       18.15%          23.72%         25.12%
1987       10.64%          15.85%         17.17%
1988        0.81%           5.56%          6.77%
1989        2.90%           7.75%          8.98%
1990        4.59%           9.52%         10.77%        11.22%
1991       13.43%          18.77%         20.12%        16.04%
1992        2.80%           7.64%          8.87%         5.80%
1993        6.07%          11.07%         12.34%        11.08%
1994       -8.74%          -4.44%         -3.33%         0.23%
1995       14.45%          19.84%         21.20%        19.66%
1996        3.57%           8.45%          9.69%         4.91%
1997       -3.16%           1.40%          2.57%         3.79%
1998        7.51%          12.58%         13.86%        13.71%
1999      -10.73%          -6.53%         -5.44%        -5.17%
2000       -3.32%           1.23%          2.39%         3.18%
2001       -6.65%          -2.25%         -1.13%         1.57%
2002       14.05%          19.43%         20.78%        16.53%
2003       10.45%          15.66%         16.97%        12.51%
2004        4.22%           9.13%         10.38%         9.27%
2005      -12.35%          -8.22%         -7.15%        -4.49%


COMPOSITE PERFORMANCE: U.S. BOND COMPOSITE
FOR PERIODS ENDED DECEMBER 31, 2005



                       NET             NET           GROSS       BENCHMARK
YEAR              RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)
----              -------------   -------------   ----------   -------------
1 year                -2.88%          1.69%          2.55%         2.43%
5 years                4.31%          5.28%          6.17%         5.87%
10 years               5.08%          5.56%          6.46%         6.16%
Since inception        9.13%          9.34%         10.26%         9.69%


----------
(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.


(3) The benchmark is the Lehman Brothers US Aggregate Index. The Lehman Brothers US Aggregate Index is an unmanaged index of investment grade fixed rate debt issues, including corporate, government, treasury, mortgage-backed and asset-backed securities with maturities of at least one year.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                  133

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--------------------------------------------------------------------------------

Supplemental performance information for the advisor of UBS U.S. Bond Fund


COMPOSITE PERFORMANCE: U.S. BOND COMPOSITE
JANUARY 1, 1982 THROUGH DECEMBER 31, 2005



            NET             NET           GROSS       BENCHMARK
YEAR   RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)
----   -------------   -------------   ----------   -------------
1982       29.00%          35.08%        36.20%         32.62%
1983        1.99%           6.79%         7.70%          8.37%
1984        9.56%          14.72%        15.69%         15.15%
1985       15.78%          21.24%        22.25%         22.11%
1986        9.80%          14.98%        15.94%         15.25%
1987       -0.97%           3.70%         4.58%          2.76%
1988        3.11%           7.97%         8.88%          7.88%
1989        7.67%          12.74%        13.69%         14.53%
1990        3.56%           8.44%         9.35%          8.95%
1991       12.04%          17.31%        18.30%         16.00%
1992        2.40%           7.22%         8.13%          7.40%
1993        4.68%           9.61%        10.54%          9.75%
1994       -7.49%          -3.13%        -2.30%        - 2.92%
1995       12.33%          17.62%        18.61%         18.48%
1996       -1.14%           3.51%         4.39%          3.63%
1997        4.32%           9.24%        10.16%          9.65%
1998        2.49%           7.32%         8.22%          8.67%
1999       -5.43%          -0.97%        -0.13%        - 0.83%
2000        5.59%          10.56%        11.50%         11.62%
2001        3.08%           7.93%         8.84%          8.44%
2002        4.07%           8.98%         9.90%         10.25%
2003       -0.56%           4.13%         5.01%          4.10%
2004       -0.84%           3.83%         4.71%          4.34%
2005       -2.88%           1.69%         2.55%          2.43%


----------
(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.


(3) The benchmark is the Lehman Brothers US Aggregate Index. The Lehman Brothers US Aggregate Index is an unmanaged index of investment grade fixed rate debt issues, including corporate, government, treasury, mortgage-backed and asset-backed securities with maturities of at least one year.



--------------------------------------------------------------------------------
134                                                  UBS Global Asset Management

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--------------------------------------------------------------------------------


Supplemental portfolio manager performance information for UBS U.S. Mid Cap Growth Equity Fund

Because David J. Lettenberger and Nancy C. Barber, the portfolio managers for the UBS U.S. Mid Cap Growth Equity Fund, have managed another mutual fund in a substantially similar manner to the way that they are currently managing the UBS U.S. Mid Cap Growth Equity Fund, the following supplemental performance information is being provided to assist prospective investors in making an informed investment decision. The tables that follow provide performance information for the Mid Cap Growth Opportunities Fund, a series of First American Investment Funds, Inc., a registered investment company previously managed by the portfolio managers with substantially similar investment objectives, policies and investment strategies as the Fund (the "MCGO Fund"). The return data provided on the next page represents the performance of the MCGO Fund managed by the portfolio managers at U.S. Bancorp Asset Management, the firm at which the portfolio managers were previously employed. The return data of the MCGO Fund has been calculated based on publicly available records. The portfolio managers had full discretionary authority over the selection of investments for the MCGO Fund during the time periods presented.

The performance of the MCGO Fund is adjusted to reflect the UBS U.S. Mid Cap Growth Equity Fund's Class A estimated net expenses, which include the effect of contractual fee waivers and expense reimbursements. The following presentation also shows the performance of the MCGO Fund adjusted to reflect the UBS U.S. Mid Cap Growth Equity Fund's Class A estimated net expenses, which includes the effect of contractual fee waivers and expense reimbursements and also reflects the Class A front-end sales charge of 5.50%. The performance of the UBS U.S. Mid Cap Growth Equity Fund's benchmark index, the Russell Midcap Growth Index, not adjusted for any fees or expenses, is also provided.

Please note that the performance of the MCGO Fund is not the UBS U.S. Mid Cap Growth Equity Fund's own historical performance. The performance of the MCGO Fund should not be considered a substitute for the UBS U.S. Mid Cap Growth Equity Fund's performance, and the MCGO Fund's performance is not necessarily an indication of the UBS U.S. Mid Cap Growth Equity Fund's future performance.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                  135

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THE UBS FUNDS
--------------------------------------------------------------------------------


ADJUSTED PERFORMANCE OF THE MCGO FUND

The performance of the MCGO Fund has been adjusted to reflect the fees and expenses of the Fund.

ALL PERIODS ENDING AUGUST 31, 2005



                                    NET             NET           GROSS       BENCHMARK
ALL PERIODS ENDING 8/31/05     RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)
--------------------------     -------------   -------------   ----------   -------------
1 Year                             24.10%          31.32%        33.18%         26.45%
Since inception (6/30/03)(4)       19.30%          22.45%        24.23%         20.02%



ADJUSTED CALENDAR RETURNS SINCE INCEPTION(4) OF THE MCGO FUND

The performance of the MCGO Fund has been adjusted to reflect the fees and expenses of the Fund.



                                    NET             NET           GROSS       BENCHMARK
                               RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)
                               -------------   -------------   ----------   -------------
From 7/1/03 to 12/31/03(5)         13.00%          19.57%        20.41%         20.19%
1/1/04 to 12/31/04                 14.37%          21.03%        22.76%         15.48%
1/1/05 as of 8/31/05(5)             1.34%           7.23%         8.26%          6.98%


----------


(1) Adjusted to reflect Class A shares' estimated net expenses and the maximum front-end sales charge.

(2) Adjusted to reflect Class A shares' estimated net expenses but not adjusted to reflect the maximum front-end sales charge.

(3) The benchmark index is the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values.

(4) The "since inception" return presents the performance of the MCGO Fund from the date when the Fund's portfolio managers began managing the MCGO Fund.

(5)  Returns for the periods of less than one year have not been annualized.



--------------------------------------------------------------------------------
136                                                  UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------


Supplemental advisor performance information for UBS U.S. Mid Cap Growth Equity Fund

Because the Advisor has managed other advisory accounts in a substantially similar manner to the way in which the Advisor manages the UBS U.S. Mid Cap Growth Equity Fund, the following supplemental performance information is being provided to assist prospective investors in making an informed investment decision. The tables on the next page provide performance information for composites of all applicable advisory accounts managed by the Advisor with substantially similar investment objectives, policies and investment strategies as the Fund ("U.S. Mid Cap Growth Equity Composite"). The U.S. Mid Cap Growth Equity Composite performance was obtained from the records maintained by the Advisor.

The U.S. Mid Cap Growth Equity Composite performance is adjusted to reflect the UBS U.S. Mid Cap Growth Equity Fund's Class A estimated net expenses, which include the effect of contractual fee waivers and expense reimbursements. The following presentation also shows the U.S. Mid Cap Growth Equity Composite performance adjusted to reflect the UBS U.S. Mid Cap Growth Equity Fund's Class A estimated net expenses, which includes the effect of contractual fee waivers and expense reimbursements and also reflects the Class A front-end sales charge of 5.50%. The performance of the UBS U.S. Mid Cap Growth Equity Fund's benchmark index, the Russell Midcap Growth Index, not adjusted for any fees or expenses, is also provided.

Please note that the U.S. Mid Cap Growth Equity Composite performance is not the UBS U.S. Mid Cap Growth Equity Fund's own historical performance. The U.S. Mid Cap Growth Equity Composite performance should not be considered a substitute for the UBS U.S. Mid Cap Growth Equity Fund's performance, and the U.S. Mid Cap Growth Equity Composite performance is not necessarily an indication of the UBS U.S. Mid Cap Growth Equity Fund's future performance. The accounts included in the U.S. Mid Cap Growth Equity Composite performance were not necessarily subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of 1940 and the IRC, which, if applicable, may have adversely affected the performance of these accounts.

The U.S. Mid Cap Growth Equity Composite performance may be calculated differently than the method used for calculating Fund performance pursuant to SEC guidelines. The U.S. Mid Cap Growth Equity Composite is asset weighted by beginning-of-period asset values. Investment results are time-weighted performance calculations representing total return. Returns are calculated using geometric linking of monthly returns. The U.S. Mid Cap Growth Equity Composite is valued at least monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Interest income from fixed income securities is accrued, and equity dividends are accrued as of the ex-dividend date. Investment transactions are accounted for on a trade date basis.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                  137

THE UBS FUNDS
--------------------------------------------------------------------------------


COMPOSITE PERFORMANCE: U.S. MID CAP GROWTH EQUITY COMPOSITE
FOR PERIODS ENDED DECEMBER 31, 2005



                                                                                        BENCHMARK
YEAR                       NET RETURN (%)(1)   NET RETURN (%)(2)   GROSS RETURN (%)   RETURN (%)(3)
------------------------   -----------------   -----------------   ----------------   -------------
Since inception (9/1/05)        - 0.40%              5.40%               5.90%            4.78%


----------


(1) Adjusted to reflect Class A shares' estimated net expenses and the maximum front-end sales charge.

(2) Adjusted to reflect Class A shares' estimated net expenses but not adjusted to reflect the maximum front-end sales charge.

(3) The benchmark index is the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values.

COMPOSITE PERFORMANCE: U.S. MID CAP GROWTH EQUITY COMPOSITE SEPTEMBER 1, 2005 THROUGH DECEMBER 31, 2005



                                                                     BENCHMARK
YEAR    NET RETURN (%)(1)   NET RETURN (%)(2)   GROSS RETURN (%)   RETURN (%)(3)
----    -----------------   -----------------   ----------------   -------------
2005+         - 0.40%             5.40%               5.90%            4.78%


----------


(1) Adjusted to reflect Class A shares' estimated net expenses and the maximum front-end sales charge.

(2) Adjusted to reflect Class A shares' estimated net expenses but not adjusted to reflect the maximum front-end sales charge.

(3) The benchmark index is the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values.

+ Performance is presented for September 1, 2005 though December 31, 2005. Total returns for periods of less than one year have not been annualized.



--------------------------------------------------------------------------------
138                                                  UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------

Financial highlights

FISCAL YEARS ENDED JUNE 30

The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).


The selected financial information in the following tables has been audited by the Funds' independent registered public accounting firm, Ernst & Young, LLP, whose unqualified report thereon (the "Report") appears in the Funds' Annual Report to Shareholders dated June 30, 2006 (the "Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Funds' financial statements for the fiscal year ended June 30, 2006 and the Report are incorporated by reference into the SAI.

No financial information is presented for the UBS U.S. Equity Alpha Fund, as it was not publicly offered prior to June 30, 2006.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                  139

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Dynamic Alpha Fund


Financial highlights--(continued)



                                                                       CLASS A
                                                            ------------------------------
                                                               FOR THE          FOR THE
                                                              YEAR ENDED     PERIOD ENDED
                                                            JUNE 30, 2006   JUNE 30, 2005*
                                                            -------------   --------------
Net asset value, beginning of period                        $    10.22      $  10.00
                                                            ----------      --------
Income (loss) from investment operations:
Net investment loss**                                            (0.09)        (0.04)
Net realized and unrealized gain from investment
activities                                                        1.01          0.26
                                                            ----------      --------
Total income from investment operations                           0.92          0.22
                                                            ----------      --------
Less dividends/distributions:
From net investment income and net foreign currency gains        (0.10)           --
From net realized gains                                             --            --
                                                            ----------      --------
Total dividends/distributions                                    (0.10)           --
                                                            ----------      --------
Net increase from payment by Advisor                             0.00#            --
                                                            ----------      --------
Net asset value, end of period                              $    11.04      $  10.22
                                                            ==========      ========
Total investment return+                                          9.02%~        2.20%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                         $1,777,329      $528,088
Ratio of expenses to average net assets                           1.20%         1.32%***
Ratio of net investment loss to average net assets               (0.80)%       (1.04)%***
Portfolio turnover rate                                             38%            6%


----------
* For the period January 27, 2005 (commencement of issuance) through June 30, 2005.


** The net investment loss per share data was determined by using average shares outstanding throughout the period.


***  Annualized.


#    Amount represents less than $0.005 per share.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

~ During the fiscal year ended June 30, 2006, the Fund's total investment return included a reimbursement by the Investment Advisor for amounts relating to a trading error that had no impact on the total return.



--------------------------------------------------------------------------------
140                                                  UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Dynamic Alpha Fund


Financial highlights--(continued)



                                                                        CLASS B
                                                            ------------------------------
                                                               FOR THE          FOR THE
                                                              YEAR ENDED     PERIOD ENDED
                                                            JUNE 30, 2006   JUNE 30, 2005*
                                                            -------------   --------------
Net asset value, beginning of period                          $ 10.19        $ 10.00
                                                              -------        -------
Income (loss) from investment operations:
Net investment loss**                                           (0.17)         (0.08)
Net realized and unrealized gain from investment
activities                                                       1.00           0.27
                                                              -------        -------
Total income from investment operations                          0.83           0.19
                                                              -------        -------
Less dividends/distributions:
From net investment income and net foreign currency gains       (0.04)            --
From net realized gains                                            --             --
                                                              -------        -------
Total dividends/distributions                                   (0.04)            --
                                                              -------        -------
Net increase from payment by Advisor                            0.00#             --
                                                              -------        -------
Net asset value, end of period                                $ 10.98        $ 10.19
                                                              =======        =======
Total investment return+                                         8.09%~         1.90%
                                                              =======        =======
Ratios/Supplemental data:
Net assets, end of period (in 000s)                           $30,051        $14,815
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment                          1.98%          2.11%***
After expense reimbursement/recoupment                           1.99%          2.10%***
Ratio of net investment loss to average net assets:
Before expense reimbursement/recoupment                         (1.58)%        (1.83)%***
After expense reimbursement/recoupment                          (1.59)%        (1.82)%***
Portfolio turnover rate                                            38%             6%


----------
* For the period January 27, 2005 (commencement of issuance) through June 30, 2005.


** The net investment loss per share data was determined by using average shares outstanding throughout the period.


***  Annualized.


#    Amount represents less than $0.005 per share.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

~ During the fiscal year ended June 30, 2006, the Fund's total investment return included a reimbursement by the Investment Advisor for amounts relating to a trading error that had no impact on the total return.



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UBS Global Asset Management                                                  141

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--------------------------------------------------------------------------------
UBS Dynamic Alpha Fund


Financial highlights--(continued)



                                                                          CLASS C
                                                              ------------------------------
                                                                 FOR THE          FOR THE
                                                                YEAR ENDED     PERIOD ENDED
                                                              JUNE 30, 2006   JUNE 30, 2005*
                                                              -------------   --------------
Net asset value, beginning of period                             $  10.19        $  10.00
                                                                 --------        --------
Income from investment operations:
Net investment loss**                                               (0.17)          (0.08)
Net realized and unrealized gain from investment activities          1.00            0.27
                                                                 --------        --------
Total income from investment operations                              0.83            0.19
                                                                 --------        --------
Less dividends/distributions:
From net investment income and net foreign currency gains           (0.05)             --
From net realized gains                                                --              --
                                                                 --------        --------
Total dividends/distributions                                       (0.05)             --
                                                                 --------        --------
Net increase from payment by Advisor                                 0.00#             --
                                                                 --------        --------
Net asset value, end of period                                   $  10.97        $  10.19
                                                                 ========        ========
Total investment return+                                             8.15%~          1.90%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                              $520,754        $202,891
Ratio of expenses to average net assets                              1.97%           2.09%***
Ratio of net investment loss to average net assets                  (1.57)%         (1.81)%***
Portfolio turnover rate                                                38%              6%


----------
* For the period January 27, 2005 (commencement of issuance) through June 30, 2005.


** The net investment loss per share data was determined by using average shares outstanding throughout the period.


***  Annualized.


#    Amount represents less than $0.005 per share.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

~ During the fiscal year ended June 30, 2006, the Fund's total investment return included a reimbursement by the Investment Advisor for amounts relating to a trading error that had no impact on the total return.



--------------------------------------------------------------------------------
142                                                  UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Dynamic Alpha Fund


Financial highlights--(continued)



                                                                                 CLASS Y
                                                                     ------------------------------
                                                                        FOR THE          FOR THE
                                                                       YEAR ENDED     PERIOD ENDED
                                                                     JUNE 30, 2006   JUNE 30, 2005*
                                                                     -------------   --------------
Net asset value, beginning of period                                   $  10.23       $ 10.00
                                                                       --------       -------
Income (loss) from investment operations:
Net investment loss**                                                     (0.06)        (0.03)
Net realized and unrealized gain (loss) from investment activities         1.02          0.26
                                                                       --------       -------
Total income from investment operations                                    0.96          0.23
                                                                       --------       -------
Less dividends/distributions:
From net investment income and net foreign currency gains                 (0.12)           --
From net realized gains                                                      --            --
                                                                       --------       -------
Total dividends/distributions                                             (0.12)           --
                                                                       --------       -------
Net increase from payment by Advisor                                       0.00#           --
                                                                       --------       -------
Net asset value, end of period                                         $  11.07       $ 10.23
                                                                       ========       =======
Total investment return+                                                   9.28%~        2.30%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                    $293,004       $56,220
Ratio of expenses to average net assets                                    0.92%         1.00%***
Ratio of net investment loss to average net assets                        (0.52)%       (0.72)%***
Portfolio turnover rate                                                      38%            6%


----------
* For the period January 27, 2005 (commencement of issuance) through June 30, 2005.


** The net investment loss per share data was determined by using average shares outstanding throughout the period.


***  Annualized.


#    Amount represents less than $0.005 per share.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

~ During the fiscal year ended June 30, 2006, the Fund's total investment return included a reimbursement by the Investment Advisor for amounts relating to a trading error that had no impact on the total return.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                  143

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Global Allocation Fund


Financial highlights--(continued)



                                                                                       CLASS A
                                                               ------------------------------------------------------
                                                                                 YEAR ENDED JUNE 30,
                                                               ------------------------------------------------------
                                                                  2006         2005        2004        2003     2002
                                                               ----------   ----------   --------   --------   ------
Net asset value, beginning of year                             $    13.33   $    12.35   $  10.69   $  10.60   $11.10
                                                               ----------   ----------   --------   --------   ------
Income from investment operations:
Net investment income*                                               0.19         0.17       0.12       0.10     0.10
Net realized and unrealized gain from investment activities          1.08         1.32       1.69       0.41     0.40
                                                               ----------   ----------   --------   --------   ------
Total income from investment operations                              1.27         1.49       1.81       0.51     0.50
                                                               ----------   ----------   --------   --------   ------
Less dividends/distributions:
From net investment income and net foreign currency gains           (0.14)       (0.19)     (0.15)     (0.42)   (0.19)
From net realized gains                                             (0.60)       (0.32)        --         --    (0.81)
                                                               ----------   ----------   --------   --------   ------
Total dividends/distributions                                       (0.74)       (0.51)     (0.15)     (0.42)   (1.00)
                                                               ----------   ----------   --------   --------   ------
Net asset value, end of year                                   $    13.86   $    13.33   $  12.35   $  10.69   $10.60
                                                               ==========   ==========   ========   ========   ======
Total investment return+                                             9.72%       12.11%     17.02%      5.35%    4.84%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                              $2,246,289   $1,594,113   $876,636   $175,415   $6,914
Ratio of expenses to average net assets                              1.14%        1.20%      1.28%      1.35%    1.35%
Ratio of net investment income to average net assets                 1.41%        1.34%      1.00%      0.98%    0.98%
Portfolio turnover rate                                                83%          84%        78%        66%     116%


----------


* The net investment income per share data was determined by using average shares outstanding throughout the year.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
144                                                  UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Global Allocation Fund


Financial highlights--(continued)



                                                                                       CLASS B
                                                              ---------------------------------------------------------
                                                                         YEAR ENDED JUNE 30,                 FOR THE
                                                              ----------------------------------------    PERIOD ENDED
                                                                2006       2005       2004      2003     JUNE 30, 2002*
                                                              --------   --------   --------   -------   --------------
Net asset value, beginning of period                          $  13.08   $  12.14   $  10.55   $ 10.52       $11.21
                                                              --------   --------   --------   -------       ------
Income from investment operations:
Net investment income**                                           0.08       0.08       0.02      0.02         0.12
Net realized and unrealized gain from investment activities       1.06       1.29       1.68      0.41         0.19
                                                              --------   --------   --------   -------       ------
Total income from investment operations                           1.14       1.37       1.70      0.43         0.31
                                                              --------   --------   --------   -------       ------
Less dividends/distributions:
From net investment income and net foreign currency gains        (0.02)     (0.11)     (0.11)    (0.40)       (0.19)
From net realized gains                                          (0.60)     (0.32)        --        --        (0.81)
                                                              --------   --------   --------   -------       ------
Total dividends/distributions                                    (0.62)     (0.43)     (0.11)    (0.40)       (1.00)
                                                              --------   --------   --------   -------       ------
Net asset value, end of period                                $  13.60   $  13.08   $  12.14   $ 10.55       $10.52
                                                              ========   ========   ========   =======       ======
Total investment return+                                          8.81%     11.24%     16.14%     4.60%        3.00%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                           $161,704   $184,359   $153,481   $49,573       $1,570
Ratio of expenses to average net assets                           1.95%      1.96%      2.09%     2.10%        2.10%***
Ratio of net investment income to average net assets              0.60%      0.58%      0.19%     0.23%        2.17%***
Portfolio turnover rate                                             83%        84%        78%       66%         116%


----------
* For the period December 13, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.


+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                  145

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Global Allocation Fund


Financial highlights--(continued)



                                                                        CLASS C
                                             ------------------------------------------------------------
                                                         YEAR ENDED JUNE 30,                   FOR THE
                                             -------------------------------------------    PERIOD ENDED
                                                2006        2005       2004       2003     JUNE 30, 2002*
                                             ----------   --------   --------   --------   --------------
Net asset value, beginning of period         $    13.09   $  12.15   $  10.56   $  10.54       $11.10
                                             ----------   --------   --------   --------       ------
Income from investment operations:
Net investment income**                            0.09       0.09       0.03       0.02         0.11
Net realized and unrealized gain from
   investment activities                           1.05       1.29       1.68       0.41         0.33
                                             ----------   --------   --------   --------       ------
Total income from investment operations            1.14       1.38       1.71       0.43         0.44
                                             ----------   --------   --------   --------       ------
Less dividends/distributions:
From net investment income and net foreign
   currency gains                                 (0.05)     (0.12)     (0.12)     (0.41)       (0.19)
From net realized gains                           (0.60)     (0.32)        --         --        (0.81)
                                             ----------   --------   --------   --------       ------
Total dividends/distributions                     (0.65)     (0.44)     (0.12)     (0.41)       (1.00)
                                             ----------   --------   --------   --------       ------
Net asset value, end of period               $    13.58   $  13.09   $  12.15   $  10.56       $10.54
                                             ==========   ========   ========   ========       ======
Total investment return+                           8.82%     11.32%     16.19%      4.55%        4.23%
Ratios/Supplemental data:
Net assets, end of period (in 000s)          $1,044,517   $903,280   $539,399   $137,078       $1,525
Ratio of expenses to average net assets            1.91%      1.95%      2.06%      2.10%        2.10%***
Ratio of net investment income to average
   net assets                                      0.64%      0.59%      0.23%      0.23%        1.77%***
Portfolio turnover rate                              83%        84%        78%        66%         116%


----------
* For the period November 22, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.


+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
146                                                  UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Global Allocation Fund


Financial highlights--(continued)



                                                                      CLASS Y
                                             ----------------------------------------------------
                                                                YEAR ENDED JUNE 30,
                                             ----------------------------------------------------
                                               2006       2005       2004       2003       2002
                                             --------   --------   --------   --------   --------
Net asset value, beginning of year           $  13.51   $  12.50   $  10.79   $  10.69   $  11.18
                                             --------   --------   --------   --------   --------
Income from investment operations:
Net investment income*                           0.23       0.22       0.15       0.12       0.13
Net realized and unrealized gain from
   investment activities                         1.09       1.33       1.73       0.41       0.38
                                             --------   --------   --------   --------   --------
Total income from investment operations          1.32       1.55       1.88       0.53       0.51
                                             --------   --------   --------   --------   --------
Less dividends/distributions:
From net investment income and net foreign
   currency gains                               (0.17)     (0.22)     (0.17)     (0.43)     (0.19)
From net realized gains                         (0.60)     (0.32)        --         --      (0.81)
                                             --------   --------   --------   --------   --------
Total dividends/distributions                   (0.77)     (0.54)     (0.17)     (0.43)     (1.00)
                                             --------   --------   --------   --------   --------
Net asset value, end of year                 $  14.06   $  13.51   $  12.50   $  10.79   $  10.69
                                             ========   ========   ========   ========   ========
Total investment return+                         9.98%     12.40%     17.44%      5.50%      4.91%
Ratios/Supplemental data:
Net assets, end of year (in 000s)            $463,122   $356,154   $263,675   $193,758   $165,630
Ratio of expenses to average net assets          0.88%      0.93%      1.02%      1.10%      1.10%
Ratio of net investment income to average
   net assets                                    1.67%      1.61%      1.26%      1.23%      1.24%
Portfolio turnover rate                            83%        84%        78%        66%       116%


----------


* The net investment income per share data was determined by using average shares outstanding throughout the year.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                  147

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Global Equity Fund


Financial highlights--(continued)



                                                                                           CLASS A
                                                                     ---------------------------------------------------
                                                                                     YEAR ENDED JUNE 30,
                                                                     ---------------------------------------------------
                                                                       2006       2005       2004       2003       2002
                                                                     --------   --------   --------   --------   -------
Net asset value, beginning  of year                                  $  11.63   $  10.51   $   8.89   $   9.37   $ 10.61
                                                                     --------   --------   --------   --------   -------
Income (loss) from investment operations:
Net investment income*                                                   0.11       0.15       0.10       0.16      0.04
Net realized and unrealized gain (loss) from investment activities       1.32       0.97       1.63      (0.39)    (0.88)
                                                                     --------   --------   --------   --------   -------
Total income (loss) from investment operations                           1.43       1.12       1.73      (0.23)    (0.84)
                                                                     --------   --------   --------   --------   -------
Less dividends/distributions:
From net investment income and  net foreign currency gains              (0.07)        --      (0.11)     (0.25)    (0.06)
From net realized gains                                                    --         --         --         --     (0.34)
                                                                     --------   --------   --------   --------   -------
Total dividends/distributions                                           (0.07)        --      (0.11)     (0.25)    (0.40)
                                                                     --------   --------   --------   --------   -------
Net asset value, end of year                                         $  12.99   $  11.63   $  10.51   $   8.89   $  9.37
                                                                     ========   ========   ========   ========   =======
Total investment return+                                                12.35%     10.66%     19.49%     (2.23)%   (8.05)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                                    $173,052   $109,998   $117,084   $123,756   $15,173
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                        1.37%      1.39%      1.44%      1.44%     1.47%
After expense reimbursement and earnings credits                         1.25%      1.25%      1.25%      1.25%     1.25%
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits                        0.76%      1.21%      0.80%      1.73%     0.17%
After expense reimbursement and earnings credits                         0.88%      1.35%      0.99%      1.92%     0.39%
Portfolio turnover rate                                                    48%        37%        50%       206%      117%


----------


* The net investment income per share data was determined by using average shares outstanding throughout the year.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
148                                                  UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Global Equity Fund


Financial highlights--(continued)



                                                                                               CLASS B
                                                                      ---------------------------------------------------------
                                                                                 YEAR ENDED JUNE 30,                 FOR THE
                                                                      ----------------------------------------    PERIOD ENDED
                                                                        2006      2005       2004       2003     JUNE 30, 2002*
                                                                      -------   --------   --------   --------   --------------
Net asset value, beginning of period                                  $ 11.39   $  10.37   $   8.82   $   9.34       $10.17
                                                                      -------   --------   --------   --------       ------
Income (loss) from  investment operations:
Net investment income**                                                  0.02       0.07       0.02       0.10         0.05
Net realized and unrealized gains (loss) from investment activities      1.28       0.95       1.62      (0.39)       (0.48)
                                                                      -------   --------   --------   --------       ------
Total income (loss) from  investment operations                          1.30       1.02       1.64      (0.29)       (0.43)
                                                                      -------   --------   --------   --------       ------
Less dividends/distributions:
From net investment income and net foreign currency gains                  --         --      (0.09)     (0.23)       (0.06)
From net realized gains                                                    --         --         --         --        (0.34)
                                                                      -------   --------   --------   --------       ------
Total dividends/distributions                                              --         --      (0.09)     (0.23)       (0.40)
                                                                      -------   --------   --------   --------       ------
Net asset value, end of period                                        $ 12.69   $  11.39   $  10.37   $   8.82       $ 9.34
                                                                      =======   ========   ========   ========       ======
Total investment return+                                                11.41%      9.84%     18.61%     (2.91)%      (4.38)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                   $13,672   $108,894   $134,419   $144,232       $  418
Ratio of expenses to  average net assets:
Before expense reimbursement and earnings credits                        2.35%      2.22%      2.27%      2.20%        2.25%***
After expense reimbursement and earnings credits                         2.00%      2.00%      2.00%      2.00%        2.00%***
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement and earnings credits                       (0.22)%     0.38%     (0.03)%     0.97%        0.72%***
After expense reimbursement and earnings credits                         0.13%      0.60%      0.24%      1.17%        0.97%***
Portfolio turnover rate                                                    48%        37%        50%       206%         117%


----------
* For the period December 11, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.


+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                  149

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Global Equity Fund


Financial highlights--(continued)



                                                                                           CLASS C
                                                                    -----------------------------------------------------
                                                                            YEAR ENDED JUNE 30,                FOR THE
                                                                    ------------------------------------    PERIOD ENDED
                                                                      2006      2005     2004      2003    JUNE 30, 2002*
                                                                    -------   -------  -------   -------   --------------
Net asset value, beginning of period                                $ 11.35   $ 10.33  $  8.79   $  9.33     $10.18
                                                                    -------   -------  -------   -------     ------
Income (loss) from investment operations:
Net investment income**                                                0.02      0.06     0.02      0.10       0.04
Net realized and unrealized gain (loss) from investment activities     1.28      0.96     1.61     (0.40)     (0.49)
                                                                    -------   -------  -------   -------     ------
Total income (loss) from investment operations                         1.30      1.02     1.63     (0.30)     (0.45)
                                                                    -------   -------  -------   -------     ------
Less dividends/distributions:
From net investment income and net foreign currency gains                --        --    (0.09)    (0.24)     (0.06)
From net realized gains                                                  --        --       --        --      (0.34)
                                                                    -------   -------  -------   -------     ------
Total dividends/distributions                                            --        --    (0.09)    (0.24)     (0.40)
                                                                    -------   -------  -------   -------     ------
Net asset value, end of period                                      $ 12.65   $ 11.35  $ 10.33   $  8.79     $ 9.33
                                                                    =======   =======  =======   =======     ======
Total investment return+                                              11.45%     9.87%   18.54%    (2.93)%    (4.57)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                 $56,836   $68,735  $82,684   $93,605     $  351
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                      2.20%     2.20%    2.28%     2.24%      2.23%***
After expense reimbursement and earnings credits                       2.00%     2.00%    2.00%     2.00%      2.00%***
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement and earnings credits                     (0.07)%    0.40%   (0.03)%    0.93%      0.55%***
After expense reimbursement and earnings credits                       0.13%     0.60%    0.25%     1.17%      0.78%***
Portfolio turnover rate                                                  48%       37%      50%      206%       117%


----------
* For the period November 27, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.


+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
150                                                  UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Global Equity Fund


Financial highlights--(continued)



                                                                                         CLASS Y
                                                                     --------------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                                     --------------------------------------------------
                                                                       2006       2005       2004       2003      2002
                                                                     --------   --------   --------   -------   -------
Net asset value, beginning of year                                   $  11.83   $  10.67   $   8.99   $  9.47   $ 10.68
                                                                     --------   --------   --------   -------   -------
Income (loss) from investment  operations:
Net investment income*                                                   0.15       0.18       0.13      0.18      0.06
Net realized and unrealized gain (loss) from investment activities       1.34       0.98       1.67     (0.39)    (0.87)
                                                                     --------   --------   --------   -------   -------
Total income (loss) from investment  operations                          1.49       1.16       1.80     (0.21)    (0.81)
                                                                     --------   --------   --------   -------   -------
Less dividends/distributions:
From net investment income and  net foreign currency gains              (0.09)        --      (0.12)    (0.27)    (0.06)
From net realized gains                                                    --         --         --        --     (0.34)
                                                                     --------   --------   --------   -------   -------
Total dividends/distributions                                           (0.09)     --         (0.12)    (0.27)    (0.40)
                                                                     --------   --------   --------   -------   -------
Net asset value, end of year                                         $  13.23   $  11.83   $  10.67   $  8.99   $  9.47
                                                                     ========   ========   ========   =======   =======
Total investment return+                                                12.67%     10.87%     20.09%    (1.93)%   (7.71)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                                    $180,990   $159,252   $114,835   $62,873   $40,714
Ratio of expenses to average  net assets:
Before expense reimbursement and  earnings credits                       0.99%      1.04%      1.03%     1.16%     1.19%
After expense reimbursement and  earnings credits                        0.99%      1.00%      1.00%     1.00%     1.00%
Ratio of net investment income to  average net assets:
Before expense reimbursement and  earnings credits                       1.14%      1.56%      1.21%     2.01%     0.45%
After expense reimbursement and  earnings credits                        1.14%      1.60%      1.24%     2.17%     0.64%
Portfolio turnover rate                                                    48%        37%        50%      206%      117%


----------


* The net investment income per share data was determined by using average shares outstanding throughout the year.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                  151

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS International Equity Fund


Financial highlights--(continued)



                                                                                        CLASS A
                                                                     ---------------------------------------------
                                                                                    YEAR ENDED JUNE 30,
                                                                     ---------------------------------------------
                                                                       2006      2005     2004     2003      2002
                                                                     -------   -------   ------   ------    ------
Net asset value, beginning of year                                   $  9.48   $  8.58   $ 6.99   $ 8.08    $10.61
                                                                     -------   -------   ------   ------    ------
Income (loss) from investment  operations:
Net investment income*                                                  0.16      0.15     0.12     0.10      0.13
Net realized and unrealized gain (loss) from investment activities      1.81      0.86     1.69    (0.87)    (0.79)
                                                                     -------   -------   ------   ------    ------
Total income (loss) from investment operations                          1.97      1.01     1.81    (0.77)    (0.66)
                                                                     -------   -------   ------   ------    ------
Less dividends/distributions:
From net investment income and net foreign currency gains              (0.10)    (0.11)   (0.22)   (0.31)    (0.27)
From net realized gains                                                (0.37)       --       --    (0.01)    (1.60)
                                                                     -------   -------   ------   ------    ------
Total dividends/distributions                                          (0.47)    (0.11)   (0.22)   (0.32)    (1.87)
                                                                     -------   -------   ------   ------    ------
Net asset value, end of year                                         $ 10.98   $  9.48   $ 8.58   $ 6.99    $ 8.08
                                                                     =======   =======   ======   ======    ======
Total investment return+                                               20.93%    11.73%   26.00%   (9.24)%   (5.91)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                                    $23,539   $15,168   $7,866   $3,146    $2,599
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                       1.48%     1.68%    1.55%    1.47%     1.41%
After expense reimbursement and earnings credits                        1.25%     1.25%    1.25%    1.25%     1.25%
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits                       1.29%     1.18%    1.13%    1.21%     1.38%
After expense reimbursement and earnings credits                        1.52%     1.61%    1.43%    1.43%     1.54%
Portfolio turnover rate                                                   69%       71%     108%     120%       82%


----------


* The net investment income per share data was determined by using average shares outstanding throughout the year.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
152                                                  UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS International Equity Fund


Financial highlights--(continued)



                                                                      CLASS B
                                              ------------------------------------------------------
                                                       YEAR ENDED JUNE 30,               FOR THE
                                              -------------------------------------    PERIOD ENDED
                                                2006      2005      2004      2003    JUNE 30, 2002*
                                              -------   -------   -------   ------    --------------
Net asset value, beginning of period          $ 9.34    $ 8.48    $ 6.92    $ 8.05      $7.75
                                              ------    ------    ------    ------      -----
Income (loss) from investment
   operations:
Net investment income**                         0.08      0.08      0.06      0.04       0.05
Net realized and unrealized gain (loss)
   from investment activities                   1.77      0.85      1.67     (0.86)      0.25
                                              ------    ------    ------    ------      -----
Total income (loss) from investment
   operations                                   1.85      0.93      1.73     (0.82)      0.30
                                              ------    ------    ------    ------      -----
Less dividends/distributions:
From net investment income and
   net foreign currency gains                     --     (0.07)    (0.17)    (0.30)        --
From net realized gains                        (0.37)       --        --     (0.01)        --
                                              ------    ------    ------    ------      -----
Total dividends/distributions                  (0.37)    (0.07)    (0.17)    (0.31)        --
                                              ------    ------    ------    ------      -----
Net asset value, end of period                $10.82    $ 9.34    $ 8.48    $ 6.92      $8.05
                                              ======    ======    ======    ======      =====
Total investment return+                       19.86%    10.92%    25.17%    (9.94)%     3.87%
Ratios/Supplemental data:
Net assets, end of period (in 000s)           $  732    $  876    $  815    $  352      $ 120
Ratio of expenses to average net assets:
Before expense reimbursement and
   earnings credits                             2.22%     2.25%     2.60%     2.18%      2.05%***
After expense reimbursement and
   earnings credits                             2.00%     2.00%     2.00%     2.00%      2.00%***
Ratio of net investment income to
   average net assets:
Before expense reimbursement and
   earnings credits                             0.55%     0.61%     0.09%     0.50%      1.45%***
After expense reimbursement and
   earnings credits                             0.77%     0.86%     0.69%     0.68%      1.50%***
Portfolio turnover rate                           69%       71%      108%      120%        82%


----------
* For the period February 12, 2002 (commencement of issuance) through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.


+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                  153

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS International Equity Fund


Financial highlights--(continued)



                                                                      CLASS C
                                              ------------------------------------------------------
                                                       YEAR ENDED JUNE 30,               FOR THE
                                              -------------------------------------    PERIOD ENDED
                                                2006      2005      2004      2003    JUNE 30, 2002*
                                              -------   -------   -------   -------   --------------
Net asset value, beginning of period          $ 9.30    $ 8.45    $ 6.90    $  8.05      $7.75
                                              ------    ------    ------    -------      -----
Income (loss) from investment operations:
Net investment income**                         0.08      0.08      0.06       0.04       0.04
Net realized and unrealized gain (loss)
   from investment activities                   1.77      0.85      1.68      (0.89)      0.26
                                              ------    ------    ------    -------      -----
Total income (loss) from investment
   operations                                   1.85      0.93      1.74      (0.85)      0.30
                                              ------    ------    ------    -------      -----
Less dividends/distributions:
From net investment income and net
   foreign currency gains                      (0.02)    (0.08)    (0.19)     (0.29)        --
From net realized gains                        (0.37)       --        --      (0.01)        --
                                              ------    ------    ------    -------      -----
Total distributions                            (0.39)    (0.08)    (0.19)     (0.30)        --
                                              ------    ------    ------    -------      -----
Net asset value, end of period                $10.76    $ 9.30    $ 8.45    $  6.90      $8.05
                                              ======    ======    ======    =======      =====
Total return+                                  19.93%    10.97%    25.26%    (10.29)%     3.87%
Ratios/Supplemental data:
Net assets, end of period (in 000s)           $2,412    $1,816    $1,338    $   399       $183
Ratio of expenses to average net assets:
Before expense reimbursement and
   earnings credits                             2.17%     2.16%     2.35%      2.21%      2.19%***
After expense reimbursement and
   earnings credits                             2.00%     2.00%     2.00%      2.00%      2.00%***
Ratio of net investment income to
   average net assets:
Before expense reimbursement and
   earnings credits                             0.60%     0.70%     0.34%      0.47%      0.91%***
After expense reimbursement and
   earnings credits                             0.77%     0.86%     0.69%      0.68%      1.10%***
Portfolio turnover rate                           69%       71%      108%       120%        82%


----------
* For the period December 26, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.


+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
154                                                  UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS International Equity Fund


Financial highlights--(continued)



                                                                                             CLASS Y
                                                                      --------------------------------------------------
                                                                                      YEAR ENDED JUNE 30,
                                                                      --------------------------------------------------
                                                                        2006       2005       2004       2003     2002
                                                                      --------   --------   --------   -------   -------
Net asset value, beginning of year                                    $   9.55   $   8.63   $   7.01   $  8.12   $ 10.64
                                                                      --------   --------   --------   -------   -------
Income (loss) from investment operations:
Net investment income*                                                    0.19       0.17       0.14      0.11      0.09
Net realized and unrealized gain (loss) from investment activities        1.79       0.86       1.71     (0.88)    (0.74)
                                                                      --------   --------   --------   -------   -------
Total income (loss) from investment operations                            1.98       1.03       1.85     (0.77)    (0.65)
                                                                      --------   --------   --------   -------   -------
Less dividends/distributions:
From net investment income
and net foreign currency gains                                           (0.12)     (0.11)     (0.23)    (0.33)    (0.27)
From net realized gains                                                  (0.37)        --         --     (0.01)    (1.60)
                                                                      --------   --------   --------   -------   -------
Total distributions                                                      (0.49)     (0.11)     (0.23)    (0.34)    (1.87)
                                                                      --------   --------   --------   -------   -------
Net asset value, end of year                                          $  11.04   $   9.55   $   8.63   $  7.01   $  8.12
                                                                      ========   ========   ========   =======   =======
Total return+                                                            21.22%     11.97%     26.56%    (9.21)%   (5.78)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                                     $147,397   $113,264   $100,782   $90,514   $97,851
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                         1.19%      1.18%      1.26%     1.21%     1.13%
After expense reimbursement and earnings credits                          1.00%      1.00%      1.00%     1.00%     1.00%
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits                         1.58%      1.68%      1.43%     1.47%     0.92%
After expense reimbursement and earnings credits                          1.77%      1.86%      1.69%     1.68%     1.05%
Portfolio turnover rate                                                     69%        71%       108%      120%       82%


----------


* The net investment income per share data was determined by using average shares outstanding throughout the year.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                  155

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Large Cap Equity Fund


Financial highlights--(continued)



                                                                                        CLASS A
                                                                     ---------------------------------------------
                                                                                  YEAR ENDED JUNE 30,
                                                                     ---------------------------------------------
                                                                       2006      2005     2004     2003     2002
                                                                     -------   -------   ------   ------   -------
Net asset value, beginning of year                                   $ 17.27   $ 16.08   $13.63   $13.94   $ 15.97
                                                                     -------   -------   ------   ------   -------
Income (loss) from investment operations:
Net investment income*                                                  0.10      0.15     0.06     0.11      0.08
Net realized and unrealized gain (loss) from investment activities      1.39      1.63     2.54     0.04     (1.38)
                                                                     -------   -------   ------   ------   -------
Total income (loss) from investment operations                          1.49      1.78     2.60     0.15     (1.30)
                                                                     -------   -------   ------   ------   -------
Less dividends/distributions:
From net investment income                                             (0.11)    (0.11)   (0.15)   (0.08)    (0.04)
From net realized gains                                                (0.41)    (0.48)      --    (0.38)    (0.69)
                                                                     -------   -------   ------   ------   -------
Total dividends/distributions                                          (0.52)    (0.59)   (0.15)   (0.46)    (0.73)
                                                                     -------   -------   ------   ------   -------
Net asset value, end of year                                         $ 18.24   $ 17.27   $16.08   $13.63   $ 13.94
                                                                     =======   =======   ======   ======   =======
Total investment return+                                                8.62%    11.10%   19.10%    1.37%    (8.41)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                                    $88,968   $25,669   $7,886   $4,702   $13,698
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits            1.24%     1.14%    1.36%    1.30%     1.19%
After expense reimbursement/recoupment and earnings credits             1.24%     1.14%    1.30%    1.05%     1.05%
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment and earnings credits            0.54%     0.89%    0.37%    0.64%     0.40%
After expense reimbursement/recoupment and earnings credits             0.54%     0.89%    0.43%    0.89%     0.54%
Portfolio turnover rate                                                   50%       32%      43%      33%       60%


----------


* The net investment income per share data was determined by using average shares outstanding throughout the year.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
156                                                  UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Large Cap Equity Fund


Financial highlights--(continued)



                                                                                         CLASS B
                                                                        --------------------------------------------------
                                                                               YEAR ENDED JUNE 30,              FOR THE
                                                                        ---------------------------------    PERIOD ENDED
                                                                         2006     2005     2004     2003    JUNE 30, 2002*
                                                                        ------   ------   ------   ------   --------------
Net asset value, beginning of period                                    $16.94   $15.81   $13.45   $13.87     $14.76
                                                                        ------   ------   ------   ------     ------
Income (loss) from investment operations:
Net investment income (loss)**                                           (0.04)   0.00#    (0.05)    0.02       0.06
Net realized and unrealized gain (loss) from investment activities        1.35     1.61     2.50     0.02      (0.22)
                                                                        ------   ------   ------   ------     ------
Total income (loss) from investment operations                            1.31     1.61     2.45     0.04      (0.16)
                                                                        ------   ------   ------   ------     ------
Less dividends/distributions:
From net investment income                                                --       --      (0.09)   (0.08)     (0.04)
From net realized gains                                                  (0.41)   (0.48)    --      (0.38)     (0.69)
                                                                        ------   ------   ------   ------     ------
Total dividends/distributions                                            (0.41)   (0.48)   (0.09)   (0.46)     (0.73)
                                                                        ------   ------   ------   ------     ------
Net asset value, end of period                                          $17.84   $16.94   $15.81   $13.45     $13.87
                                                                        ======   ======   ======   ======     ======
Total investment return+                                                  7.73%   10.19%   18.25%    0.63%     (1.39)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                     $  989   $1,018   $1,217   $  635     $  223
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits              2.01%    2.02%    2.04%    2.04%      1.99%***
After expense reimbursement/recoupment and earnings credits               2.01%    2.02%    2.04%    1.80%      1.80%***
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement/recoupment and earnings credits             (0.23)%   0.01%   (0.31)%  (0.10)%     0.46%***
After expense reimbursement/recoupment and earnings credits              (0.23)%   0.01%   (0.31)%   0.14%      0.65%***
Portfolio turnover rate                                                     50%      32%      43%      33%        60%


----------


* For the period November 5, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income (loss) per share data was determined by using average shares outstanding throughout the period.

***  Annualized.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

#    Amount is less than $0.01 per share.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                  157

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Large Cap Equity Fund


Financial highlights--(continued)



                                                                                         CLASS C
                                                                        --------------------------------------------------
                                                                               YEAR ENDED JUNE 30,              FOR THE
                                                                        ---------------------------------    PERIOD ENDED
                                                                         2006     2005     2004     2003    JUNE 30, 2002*
                                                                        ------   ------   ------   ------   --------------
Net asset value, beginning of period                                    $16.93   $15.80   $13.44   $13.88     $15.20
                                                                        ------   ------   ------   ------     ------
Income (loss) from investment operations:
Net investment income (loss)**                                           (0.04)    0.01    (0.04)    0.02       0.07
Net realized and unrealized gain (loss) from investment activities        1.36     1.60     2.49     0.03      (0.66)
                                                                        ------   ------   ------   ------     ------
Total income (loss) from investment operations                            1.32     1.61     2.45     0.05      (0.59)
                                                                        ------   ------   ------   ------     ------
Less dividends/distributions:
From net investment income                                               (0.01)    --      (0.09)   (0.11)     (0.04)
From net realized gains                                                  (0.41)   (0.48)    --      (0.38)     (0.69)
                                                                        ------   ------   ------   ------     ------
Total dividends/distributions                                            (0.42)   (0.48)   (0.09)   (0.49)     (0.73)
                                                                        ------   ------   ------   ------     ------
Net asset value, end of period                                          $17.83   $16.93   $15.80   $13.44     $13.88
                                                                        ======   ======   ======   ======     ======
Total investment return+                                                  7.79%   10.20%   18.26%    0.68%     (4.18)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                     $5,977   $2,423   $1,629   $1,020     $   70
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits              1.98%    1.95%    2.00%    2.04%      1.97%***
After expense reimbursement/recoupment and earnings credits               1.98%    1.95%    2.00%    1.80%      1.80%***
Ratio of net investment income (loss)  to average net assets:
Before expense reimbursement/recoupment and earnings credits             (0.20)%   0.08%   (0.27)%  (0.10)%     0.56%***
After expense reimbursement/recoupment and earnings credits              (0.20)%   0.08%   (0.27)%   0.14%      0.73%***
Portfolio turnover rate                                                     50%      32%      43%      33%        60%


----------
* For the period November 13, 2001 (commencement of issuance) through June 30, 2002.


** The net investment income (loss) per share data was determined by using average shares outstanding throughout the period.


***  Annualized.


+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
158                                                  UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Large Cap Equity Fund


Financial highlights--(continued)



                                                                                              CLASS Y
                                                                        --------------------------------------------------
                                                                                        YEAR ENDED JUNE 30,
                                                                        --------------------------------------------------
                                                                          2006       2005       2004       2003      2002
                                                                        --------   --------   --------   -------   -------
Net asset value, beginning of year                                      $  17.42   $  16.21   $  13.73   $ 14.07   $ 16.07
                                                                        --------   --------   --------   -------   -------
Income (loss) from investment operations:
Net investment income*                                                      0.15       0.19       0.12      0.14      0.12
Net realized and unrealized gain (loss) from investment activities          1.40       1.65       2.55      0.04     (1.39)
                                                                        --------   --------   --------   -------   -------
Total income (loss) from investment  operations                             1.55       1.84       2.67      0.18     (1.27)
                                                                        --------   --------   --------   -------   -------
Less dividends/distributions:
From net investment income                                                 (0.13)     (0.15)     (0.19)    (0.14)    (0.04)
From net realized gains                                                    (0.41)     (0.48)      --       (0.38)    (0.69)
                                                                        --------   --------   --------   -------   -------
Total dividends/distributions                                              (0.54)     (0.63)     (0.19)    (0.52)    (0.73)
                                                                        --------   --------   --------   -------   -------
Net asset value, end of year                                            $  18.43   $  17.42   $  16.21   $ 13.73   $ 14.07
                                                                        ========   ========   ========   =======   =======
Total investment return+                                                    8.91%     11.37%     19.50%     1.69%    (8.17)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                                       $543,099   $367,268   $153,608   $99,398   $87,710
Ratio of expenses to average net assets:
Before expense reimbursement/ recoupment and earnings credits               0.97%      0.90%      0.96%     1.04%     0.93%
After expense reimbursement/ recoupment and earnings credits                0.97%      0.90%      0.96%     0.80%     0.80%
Ratio of net investment income to average net assets:
Before expense reimbursement/ recoupment and earnings credits               0.81%      1.13%      0.76%     0.90%     0.66%
After expense reimbursement/ recoupment and earnings credits                0.81%      1.13%      0.76%     1.14%     0.79%
Portfolio turnover rate                                                       50%        32%        43%       33%       60%


----------


* The net investment income per share data was determined by using average shares outstanding throughout the year.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                  159

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Large Cap Growth Fund


Financial highlights--(continued)



                                                                                           CLASS A
                                                                        --------------------------------------------
                                                                                     YEAR ENDED JUNE 30,
                                                                        --------------------------------------------
                                                                         2006      2005     2004     2003      2002
                                                                        ------    ------   ------   ------   -------
Net asset value, beginning of year                                      $ 8.21    $ 7.71   $ 6.39   $ 6.38   $  8.90
                                                                        ------    ------   ------   ------   -------
Income (loss) from investment operations:
Net investment income (loss)*                                            (0.01)    0.00#    (0.02)   0.00#     (0.02)
Net realized and unrealized gain (loss) from investment activities        0.61      0.50     1.34     0.01     (2.45)
                                                                        ------    ------   ------   ------   -------
Total income (loss) from investment operations                            0.60      0.50     1.32     0.01     (2.47)
                                                                        ------    ------   ------   ------   -------
Less dividends/distributions:
From net investment income                                               (0.00)#      --       --       --        --
From net realized gains                                                     --        --       --       --     (0.05)
                                                                        ------    ------   ------   ------   -------
Total dividends/distributions                                            (0.00)       --       --       --     (0.05)
                                                                        ------    ------   ------   ------   -------
Net asset value, end of year                                            $ 8.81    $ 8.21   $ 7.71   $ 6.39   $  6.38
                                                                        ======    ======   ======   ======   =======
Total investment return+                                                  7.33%     6.49%   20.66%    0.16%   (27.89)%
                                                                        ======    ======   ======   ======   =======
Ratios/Supplemental data:
Net assets, end of year (in 000s)                                       $6,803    $3,175   $2,275   $1,163   $ 1,155
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                         2.33%     3.19%    2.76%    3.91%     2.51%
After expense reimbursement and earnings credits                          1.05%     1.05%    1.05%    1.05%     1.05%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement and earnings credits                        (1.44)%   (2.10)%  (2.03)%  (2.82)%   (1.71)%
After expense reimbursement and earnings credits                         (0.16)%    0.04%   (0.32)%   0.04%    (0.25)%
Portfolio turnover rate                                                    137%      145%     102%      86%       93%


----------


* The net investment income (loss) per share data was determined by using average shares outstanding throughout the year.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.


#    Amount is less than $0.01 per share.


--------------------------------------------------------------------------------
160                                                  UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Large Cap Growth Fund


Financial highlights--(continued)



                                                                 CLASS B
                                            --------------------------------------------------
                                                  YEAR ENDED JUNE 30,              FOR THE
                                            --------------------------------     PERIOD ENDED
                                             2006     2005     2004     2003    JUNE 30, 2002*
                                            -----    -----    -----    -----    --------------
Net asset value, beginning of period        $8.00    $7.57    $6.32    $6.36     $  7.86
                                            -----    -----    -----    -----     -------
Income (loss) from investment operations:
Net investment loss**                       (0.08)   (0.05)   (0.08)   (0.04)      (0.05)
Net realized and unrealized gain (loss)
   from investment activities                0.60     0.48     1.33       --       (1.40)
                                            -----    -----    -----    -----     -------
Total income (loss) from investment
   operations                                0.52     0.43     1.25    (0.04)      (1.45)
                                            -----    -----    -----    -----     -------
Less dividends/distributions:
From net realized gains                        --       --       --       --       (0.05)
                                            -----    -----    -----    -----     -------
Net asset value, end of period              $8.52    $8.00    $7.57    $6.32     $  6.36
                                            =====    =====    =====    =====     =======
Total investment return+                     6.50%    5.68%   19.78%   (0.63)     (18.61)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)         $ 389    $ 564    $ 342    $ 321     $   115
Ratio of expenses to average net assets:
Before expense reimbursement and
   earnings credits                          3.23%    3.93%    3.48%    4.54%       3.06%***
After expense reimbursement and
   earnings credits                          1.80%    1.80%    1.80%    1.80%       1.80%***
Ratio of net investment loss to average
   net assets:
Before expense reimbursement and
   earnings credits                         (2.34)%  (2.84)%  (2.75)%  (3.45)%     (2.28)%***
After expense reimbursement and
   earnings credits                         (0.91)%  (0.71)%  (1.07)%  (0.71)%     (1.02)%***
Portfolio turnover rate                       137%     145%     102%      86%         93%


----------
* For the period November 7, 2001 (commencement of issuance) through June 30, 2002.


** The net investment loss per share data was determined by using average shares outstanding throughout the period.


***  Annualized.


+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                  161

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Large Cap Growth Fund


Financial highlights--(continued)



                                                                 CLASS C
                                            --------------------------------------------------
                                                  YEAR ENDED JUNE 30,              FOR THE
                                            -------------------------------      PERIOD ENDED
                                             2006     2005     2004     2003    JUNE 30, 2002*
                                            -----    -----    -----    -----    --------------
Net asset value, beginning of period        $8.00    $7.56    $6.32    $6.35         $8.18
                                            -----    -----    -----    -----         -----
Income (loss) from investment operations:
Net investment loss**                       (0.08)   (0.05)   (0.08)   (0.04)        (0.05)
Net realized and unrealized gain (loss)
   from investment activities                0.61     0.49     1.32     0.01         (1.73)
                                            -----    -----    -----    -----         -----
Total income (loss) from investment
   operations                                0.53     0.44     1.24    (0.03)        (1.78)
                                            -----    -----    -----    -----         -----
Less dividends/distributions:
From net realized gains                        --       --       --       --         (0.05)
                                            -----    -----    -----    -----         -----
Net asset value, end of period              $8.53    $8.00    $7.56    $6.32         $6.35
                                            =====    =====    =====    =====         =====
Total investment return+                     6.63%    5.82%   19.62%   (0.47)%      (21.91)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)           $ 814    $ 407    $ 432    $ 267          $572
Ratio of expenses to average net assets:
Before expense reimbursement and
   earnings credits                          3.12%    3.96%    3.54%    4.71%         3.22%***
After expense reimbursement and
   earnings credits                          1.80%    1.80%    1.80%    1.80%         1.80%***
Ratio of net investment loss to average
   net assets:
Before expense reimbursement and
   earnings credits                         (2.23)%  (2.87)%  (2.81)%  (3.62)%       (2.44)%***
After expense reimbursement and
   earnings credits                         (0.91)%  (0.71)%  (1.08)%  (0.71)%       (1.02)%***
Portfolio turnover rate                       137%     145%     102%      86%           93%


----------
* For the period November 19, 2001 (commencement of issuance) through June 30, 2002.


** The net investment loss per share data was determined by using average shares outstanding throughout the period.


***  Annualized.


+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
162                                                 UBS  Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Large Cap Growth Fund


Financial highlights--(continued)




                                                                      CLASS Y
                                               -----------------------------------------------
                                                               YEAR ENDED JUNE 30,
                                               -----------------------------------------------
                                                2006      2005      2004      2003       2002
                                               ------    ------    ------    ------    -------
Net asset value, beginning of year             $ 8.38    $ 7.85    $ 6.49    $ 6.47    $  8.99
                                               ------    ------    ------    ------    -------
Income (loss) from investment operations:
Net investment income (loss)*                    0.01      0.02     (0.01)     0.02       0.00#
Net realized and unrealized gain (loss) from
   investment activities                         0.64      0.51      1.37      0.00#     (2.47)
                                               ------    ------    ------    ------    -------
Total income (loss) from investment
   operations                                    0.65      0.53      1.36      0.02      (2.47)
                                               ------    ------    ------    ------    -------
Less dividends/distributions:
From net investment income                      (0.01)       --        --        --         --
From net realized gains                            --        --        --        --      (0.05)
                                               ------    ------    ------    ------    -------
Total dividends/distributions                   (0.01)       --        --        --      (0.05)
                                               ------    ------    ------    ------    -------
Net asset value, end of year                   $ 9.02    $ 8.38    $ 7.85    $ 6.49    $  6.47
                                               ======    ======    ======    ======    =======
Total investment return+                         7.72%     6.75%    20.96%     0.31%    (27.61)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)              $4,797    $3,078    $3,502    $1,943    $ 2,291
Ratio of expenses to average net assets:
Before expense reimbursement and
   earnings credits                              2.10%     3.01%     2.51%     3.72%      2.14%
After expense reimbursement and
   earnings credits                              0.80%     0.80%     0.80%     0.80%      0.80%
Ratio of net investment income (loss) to
   average net assets:
Before expense reimbursement and
   earnings credits                             (1.21)%   (1.92)%   (1.78)%   (2.62)%    (1.39)%
After expense reimbursement and
   earnings credits                              0.09%     0.29%    (0.07)%    0.29%     (0.05)%
Portfolio turnover rate                           137%      145%      102%       86%        93%


----------


* The net investment income (loss) per share data was determined by using average shares outstanding throughout the year.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.


#    Amount is less than $0.01 per share.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                  163

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Large Cap Value Equity Fund


Financial highlights--(continued)



                                                             CLASS A
                                           ---------------------------------------------------------
                                                        YEAR ENDED JUNE 30,              FOR THE
                                           ---------------------------------------     PERIOD ENDED
                                             2006       2005       2004      2003     JUNE 30, 2002*
                                           --------   --------   --------   ------    --------------
Net asset value, beginning of period       $  10.48   $  11.18   $   9.31   $ 9.37       $ 9.96
                                           --------   --------   --------   ------       ------
Income (loss) from investment
   operations:
Net investment income**                        0.11       0.12       0.09     0.11         0.05
Net realized and unrealized gain (loss)
   from investment activities                  1.12       1.22       1.80    (0.06)       (0.64)
                                           --------   --------   --------   ------       ------
Total income (loss) from investment
   operations                                  1.23       1.34       1.89     0.05        (0.59)
                                           --------   --------   --------   ------       ------
Less dividends/distributions:
From net investment income                    (0.12)     (0.12)     (0.02)   (0.05)          --
From net realized gains                       (1.05)     (1.92)        --    (0.06)          --
                                           --------   --------   --------   ------       ------
Total dividends/distributions                 (1.17)     (2.04)     (0.02)   (0.11)          --
                                           --------   --------   --------   ------       ------
Net asset value, end of period             $  10.54   $  10.48   $  11.18   $ 9.31       $ 9.37
                                           ========   ========   ========   ======       ======
Total investment return+                      12.13%     12.35%     20.28%    0.61%       (5.92)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)        $105,709   $105,975   $108,369   $1,073       $  751
Ratio of expenses to average net assets:
Before expense reimbursement and
   earnings credits                            1.31%      1.39%      1.42%    2.85%        3.82%***
After expense reimbursement and
   earnings credits                            1.10%      1.10%      1.10%    1.10%        1.10%***
Ratio of net investment income (loss)
   to average net assets:
Before expense reimbursement and
   earnings credits                            0.86%      0.80%      0.54%   (0.42)%      (1.85)%***
After expense reimbursement and
   earnings credits                            1.07%      1.09%      0.86%    1.33%        0.87%***
Portfolio turnover rate                          41%        49%       170%      59%          39%


----------
* For the period December 7, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.


+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
164                                                  UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Large Cap Value Equity Fund


Financial highlights--(continued)



                                                                                            CLASS B
                                                                     ----------------------------------------------------
                                                                              YEAR ENDED JUNE 30,               FOR THE
                                                                     -----------------------------------     PERIO ENDEDD
                                                                      2006     2005      2004      2003     JUNE 30, 2002*
                                                                     ------   ------   -------    ------    --------------
Net asset value, beginning of period                                 $10.31   $10.99   $  9.21    $ 9.32      $ 9.62
                                                                     ------   ------   -------    ------      ------
Income (loss) from investment operations:
Net investment income**                                                0.03     0.04      0.01      0.05        0.01
Net realized and unrealized gain (loss) from investment activities     1.10     1.20      1.77     (0.07)      (0.31)
                                                                     ------   ------   -------    ------      ------
Total income (loss) from investment operations                         1.13     1.24      1.78     (0.02)      (0.30)
                                                                     ------   ------   -------    ------      ------
Less dividends/distributions:
From net investment income                                               --       --     (0.00)#   (0.03)         --
From net realized gains                                               (1.05)   (1.92)       --     (0.06)         --
                                                                     ------   ------   -------    ------      ------
Total dividends/distributions                                         (1.05)   (1.92)    (0.00)    (0.09)         --
                                                                     ------   ------   -------    ------      ------
Net asset value, end of period                                       $10.39   $10.31   $ 10.99    $ 9.21      $ 9.32
                                                                     ======   ======   =======    ======      ======
Total investment return+                                              11.25%   11.59%    19.38%    (0.17)%     (3.12)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                  $1,978   $4,997   $14,556    $  709      $  301
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                      2.15%    2.35%     2.31%     3.42%       4.66%***
After expense reimbursement and earnings credits                       1.85%    1.85%     1.85%     1.85%       1.85%***
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement and earnings credits                      0.02%   (0.16)%   (0.35)%   (0.99)%     (2.72)%***
After expense reimbursement and earnings credits                       0.32%    0.34%     0.11%     0.58%       0.09%***
Portfolio turnover rate                                                  41%      49%      170%       59%         39%


----------
* For the period November 8, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.


+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.


#    Amount is less than $0.01 per share.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                  165

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Large Cap Value Equity Fund


Financial highlights--(continued)



                                                                                               CLASS C
                                                                     ----------------------------------------------------------
                                                                                YEAR ENDED JUNE 30,                 FOR THE
                                                                     ----------------------------------------     PERIOD ENDED
                                                                       2006      2005        2004       2003     JUNE 30, 2002*
                                                                     -------   -------     -------    -------   ---------------
Net asset value, beginning of period                                 $ 10.30   $ 11.00     $  9.22    $  9.33      $ 9.73
                                                                     -------   -------     -------    -------      ------
Income (loss) from investment operations:
Net investment income**                                                 0.03      0.04        0.01       0.05        0.00#
Net realized and unrealized gain (loss) from investment activities      1.10      1.20        1.77      (0.07)      (0.40)
                                                                     -------   -------     -------    -------      ------
Total income (loss) from investment operations                          1.13      1.24        1.78      (0.02)      (0.40)
                                                                     -------   -------     -------    -------      ------
Less dividends/distributions:
From net investment income                                             (0.04)    (0.02)      (0.00)#    (0.03)         --
From net realized gains                                                (1.05)    (1.92)         --      (0.06)         --
                                                                     -------   -------     -------    -------      ------
Total dividends/distributions                                           1.09     (1.94)      (0.00)     (0.09)         --
                                                                     -------   -------     -------    -------      ------
Net asset value, end of period                                       $ 10.34   $ 10.30     $ 11.00    $  9.22      $ 9.33
                                                                     =======   =======     =======    =======      ======
Total investment return+                                               11.26%    11.62%      19.34%     (0.13)%     (4.11)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                  $15,683   $17,235     $19,530    $ 1,025      $  234
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                       2.08%     2.19%       2.17%      3.04%       4.58%***
After expense reimbursement and earnings credits                        1.85%     1.85%       1.85%      1.85%       1.85%***
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement and earnings credits                       0.09%     0.00%++   (0.21)%     (0.61)%     (2.68)%***
After expense reimbursement and earnings credits                        0.32%     0.34%       0.11%      0.58%       0.05%***
Portfolio turnover rate                                                   41%       49%        170%        59%         39%


----------
* For the period December 12, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.


+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.


++   Amount represents less than 0.005%.

#    Amount is less than $0.01 per share.


--------------------------------------------------------------------------------
166                                                  UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Large Cap Value Equity Fund


Financial highlights--(continued)



                                                                                         CLASS Y
                                                                     --------------------------------------------------
                                                                             YEAR ENDED JUNE 30,            FOR THE
                                                                     ---------------------------------    PERIOD ENDED
                                                                      2006     2005     2004     2003    JUNE 30, 2002*
                                                                     ------   ------   ------   ------   --------------
Net asset value, beginning of period                                 $10.52   $11.22   $ 9.33   $ 9.38      $10.00
                                                                     ------   ------   ------   ------      ------
Income (loss) from investment operations:
Net investment income**                                                0.14     0.14     0.11     0.13        0.11
Net realized and unrealized gain (loss) from investment activities     1.12     1.24     1.80    (0.06)      (0.73)
                                                                     ------   ------   ------   ------      ------
Total income (loss) from investment operations                         1.26     1.38     1.91     0.07       (0.62)
                                                                     ------   ------   ------   ------      ------
Less dividends/distributions:
From net investment income                                            (0.15)   (0.16)   (0.02)   (0.06)         --
From net realized gains                                               (1.05)   (1.92)      --    (0.06)         --
                                                                     ------   ------   ------   ------      ------
Total dividends/distributions                                         (1.20)   (2.08)   (0.02)   (0.12)         --
                                                                     ------   ------   ------   ------      ------
Net asset value, end of period                                       $10.58   $10.52   $11.22   $ 9.33      $ 9.38
                                                                     ======   ======   ======   ======      ======
Total investment return+                                              12.37%   12.74%   20.49%    0.89%      (6.20)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                  $7,172   $5,760   $4,516   $4,790      $2,819
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                      1.06%    1.13%    1.27%    2.62%       3.15%***
After expense reimbursement and earnings credits                       0.85%    0.85%    0.85%    0.85%       0.85%***
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement and earnings credits                      1.11%    1.06%    0.68%   (0.19)%     (1.17)%***
After expense reimbursement and earnings credits                       1.32%    1.34%    1.10%    1.58%       1.13%***
Portfolio turnover rate                                                  41%      49%     170%      59%         39%


----------
*    For the period June 29, 2001 (commencement of issuance) through June 30,
     2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.


+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                  167

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Mid Cap Growth Equity Fund


Financial highlights--(continued)



                                                                  CLASS A
                                                              --------------
                                                                 FOR THE
                                                               PERIOD ENDED
                                                              JUNE 30, 2006*
                                                              --------------
Net asset value, beginning of period                             $10.15
                                                                 ------
Loss from investment operations:
Net investment loss**                                             (0.02)
Net realized and unrealized loss from investment activities       (0.53)
                                                                 ------
Total loss from investment operations                             (0.55)
                                                                 ------
Net asset value, end of period                                   $ 9.60
                                                                 ======
Total investment return+                                          (5.42)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                              $  162
Ratio of expenses to average net assets:
Before expense reimbursement                                       6.59%***
After expense reimbursement                                        1.45%***
Ratio of net investment loss to average net assets:
Before expense reimbursement                                      (6.01)%***
After expense reimbursement                                       (0.87)%***
Portfolio turnover rate                                              12%


----------


*    For the period March 31, 2006 (commencement of issuance) through June 30,
     2006.

** The net investment loss per share data was determined by using average shares outstanding throughout the period.

***  Annualized.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
168                                                  UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Mid Cap Growth Equity Fund


Financial highlights--(continued)



                                                                  CLASS C
                                                              --------------
                                                                 FOR THE
                                                               PERIOD ENDED
                                                              JUNE 30, 2006*
                                                              --------------
Net asset value, beginning of period                             $10.41
                                                                 ------
Loss from investment operations:
Net investment loss**                                             (0.03)
Net realized and unrealized loss from investment activities       (0.80)
                                                                 ------
Total loss from investment operations                             (0.83)
                                                                 ------
Net asset value, end of period                                   $ 9.58
                                                                 ======
Total investment return+                                          (7.97)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                              $   67
Ratio of expenses to average net assets:
Before expense reimbursement                                       7.52%***
After expense reimbursement                                        2.20%***
Ratio of net investment loss to average net assets:
Before expense reimbursement                                      (6.94)%***
After expense reimbursement                                       (1.62)%***
Portfolio turnover rate                                              12%


----------


*    For the period April 21, 2006 (commencement of issuance) through June 30,
     2006.

** The net investment loss per share data was determined by using average shares outstanding throughout the period.

***  Annualized.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                  169

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Mid Cap Growth Equity Fund


Financial highlights--(continued)



                                                                  CLASS Y
                                                              --------------
                                                                  FOR THE
                                                               PERIOD ENDED
                                                              JUNE 30, 2006*
                                                              --------------
Net asset value, beginning of period                              $10.00
                                                                  ------
Loss from investment operations:
Net investment loss**                                              (0.02)
Net realized and unrealized loss from investment activities        (0.37)
                                                                  ------
Total loss from investment operations                              (0.39)
                                                                  ------
Net asset value, end of period                                    $ 9.61
                                                                  ======
Total investment return+                                           (3.90)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                               $4,805
Ratio of expenses to average net assets:
Before expense reimbursement                                        5.90%***
After expense reimbursement                                         1.20%***
Ratio of net investment loss to average net assets:
Before expense reimbursement                                       (5.31)%***
After expense reimbursement                                        (0.61)%***
Portfolio turnover rate                                               12%


----------


*    For the period March 27, 2006 (commencement of issuance) through June 30,
     2006.

** The net investment loss per share data was determined by using average shares outstanding throughout the period.

***  Annualized.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
170                                                  UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Small Cap Growth Fund


Financial highlights--(continued)



                                                               CLASS A
                                          ------------------------------------------------
                                                         YEAR ENDED JUNE 30,
                                          ------------------------------------------------
                                            2006       2005       2004     2003      2002
                                          --------   --------   -------   ------   -------
Net asset value, beginning of year        $  13.65   $  12.41   $ 10.00   $ 9.79   $ 11.76
                                          --------   --------   -------   ------   -------
Income (loss) from investment
   operations:
Net investment loss*                         (0.12)     (0.11)    (0.11)   (0.08)    (0.11)
Net realized and unrealized gain (loss)
   from investment activities                 1.45       1.55      2.55     0.29     (1.42)
                                          --------   --------   -------   ------   -------
Total income (loss) from investment
   operations                                 1.33       1.44      2.44     0.21     (1.53)
                                          --------   --------   -------   ------   -------
Less dividends/distributions:
From net realized gains                      (0.57)     (0.20)    (0.03)      --     (0.44)
                                          --------   --------   -------   ------   -------
Net asset value, end of year              $  14.41   $  13.65   $ 12.41   $10.00   $  9.79
                                          ========   ========   =======   ======   =======
Total investment return+                      9.88%     11.63%    24.45%    2.14%   (13.18)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)         $151,731   $110,795   $73,833   $9,841   $ 1,789
Ratio of expenses to average
   net assets:
Before expense reimbursement and
   earnings credits                           1.50%      1.59%     1.56%    1.71%     1.69%
After expense reimbursement and
   earnings credits                           1.28%      1.28%     1.28%    1.40%     1.40%
Ratio of net investment loss to
   average net assets:
Before expense reimbursement and
   earnings credits                          (1.04)%   (1.19)%   (1.16)%  (1.21)%   (1.35)%
After expense reimbursement and
   earnings credits                          (0.82)%   (0.88)%   (0.90)%  (0.90)%   (1.06)%
Portfolio turnover rate                         49%        50%       75%      69%       71%


----------


* The net investment loss per share data was determined by using average shares outstanding throughout the year.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                  171

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Small Cap Growth Fund


Financial highlights--(continued)



                                                                 CLASS B
                                           ---------------------------------------------------
                                                   YEAR ENDED JUNE 30,              FOR THE
                                           ----------------------------------    PERIOD ENDED
                                            2006     2005      2004     2003    JUNE 30, 2002*
                                           ------   ------   -------   ------   --------------
Net asset value, beginning of period       $13.29   $12.17   $  9.89   $ 9.75    $ 10.18
                                           ------   ------   -------   ------    -------
Income (loss) from investment
   operations:
Net investment loss**                       (0.22)   (0.20)    (0.20)   (0.14)     (0.11)
Net realized and unrealized gain
   from investment activities                1.41     1.52      2.51     0.28       0.12
                                           ------   ------   -------   ------    -------
Total income from investment
   operations                                1.19     1.32      2.31     0.14       0.01
                                           ------   ------   -------   ------    -------
Less dividends/distributions:
From net realized gains                     (0.57)   (0.20)    (0.03)      --      (0.44)
                                           ------   ------   -------   ------    -------
Net asset value, end of period             $13.91   $13.29   $ 12.17   $ 9.89    $  9.75
                                           ======   ======   =======   ======    =======
Total investment return+                     9.09%   10.86%    23.40%    1.44%     (0.11)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)        $5,598   $9,592   $11,683   $1,132    $   656
Ratio of expenses to average net assets:
Before expense reimbursement and
   earnings credits                          2.39%    2.53%     2.55%    2.47%      2.46%***
After expense reimbursement and
   earnings credits                          2.03%    2.03%     2.03%    2.15%      2.15%***
Ratio of net investment income
   loss to average net assets:
Before expense reimbursement and
   earnings credits                         (1.93)%   2.13%    (2.14)%  (1.97)%   (1.93)%***
After expense reimbursement and
   earnings credits                         (1.57)%   1.63%    (1.62)%  (1.65)%    (1.62)%***
Portfolio turnover rate                        49%      50%       75%      69%        71%


----------
* For the period November 7, 2001 (commencement of issuance) through June 30, 2002.


** The net investment loss per share data was determined by using average shares outstanding throughout the period.


***  Annualized.


+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
172                                                  UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Small Cap Growth Fund


Financial highlights--(continued)



                                                                                              CLASS C
                                                                        --------------------------------------------------
                                                                                YEAR ENDED JUNE 30,             FOR THE
                                                                        ---------------------------------    PERIOD ENDED
                                                                         2006     2005     2004     2003    JUNE 30, 2002*
                                                                        ------   ------   ------   ------   --------------
Net asset value, beginning of period                                    $13.28   $12.16    $9.88   $ 9.74     $10.37
                                                                        ------   ------    -----   ------     ------
Income (loss) from investment operations:
Net investment loss**                                                    (0.22)   (0.20)   (0.20)   (0.14)     (0.10)
Net realized and unrealized gain (loss) from investment activities        1.40     1.52     2.51     0.28      (0.09)
                                                                        ------   ------    -----   ------     ------
Total income (loss) from investment operations                            1.18     1.32     2.31     0.14      (0.19)
                                                                        ------   ------    -----   ------     ------
Less dividends/distributions:
From net realized gains                                                  (0.57)   (0.20)   (0.03)      --      (0.44)
                                                                        ------   ------    -----   ------     ------
Net asset value, end of period                                          $13.89   $13.28   $12.16   $ 9.88     $ 9.74
                                                                        ======   ======   ======   ======     ======
Total investment return+                                                  9.02%   10.87%   23.43%    1.44%     (2.04)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                     $8,329   $8,661   $9,580   $  757     $  410
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                         2.31%    2.45%    2.54%    2.47%      2.46%***
After expense reimbursement and earnings credits                          2.03%    2.03%    2.03%    2.15%      2.15%***
Ratio of net investment loss to average net assets:
Before expense reimbursement and earnings credits                        (1.85)%  (2.05)%  (2.13)%  (1.97)%    (1.90)%***
After expense reimbursement and earnings credits                         (1.57)%  (1.63)%  (1.63)%  (1.65)%    (1.59)%***
Portfolio turnover rate                                                     49%      50%      75%      69%        71%


----------
* For the period November 19, 2001 (commencement of issuance) through June 30, 2002.


** The net investment loss per share data was determined by using average shares outstanding throughout the period.


***  Annualized.


+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                  173

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Small Cap Growth Fund


Financial highlights--(continued)



                                                                                             CLASS Y
                                                                        -------------------------------------------------
                                                                                       YEAR ENDED JUNE 30,
                                                                        -------------------------------------------------
                                                                          2006       2005       2004      2003      2002
                                                                        --------   --------   -------   -------   -------
Net asset value, beginning of year                                      $  13.93   $  12.63   $ 10.15   $  9.92    $11.86
                                                                        --------   --------   -------   -------   -------
Income (loss) from investment operations:
Net investment loss*                                                       (0.08)     (0.08)    (0.08)    (0.06)    (0.09)
Net realized and unrealized gain (loss) from investment activities          1.47       1.58      2.59      0.29     (1.41)
                                                                        --------   --------   -------   -------   -------
Total income (loss) from investment operations                              1.39       1.50      2.51      0.23     (1.50)
                                                                        --------   --------   -------   -------   -------
Less dividends/distributions:
From net realized gains                                                    (0.57)     (0.20)    (0.03)       --     (0.44)
                                                                        --------   --------   -------   -------   -------
Net asset value, end of year                                              $14.75   $  13.93   $ 12.63   $ 10.15   $  9.92
                                                                        ========   ========   =======   =======   =======
Total investment return+                                                   10.12%     11.90%    24.78%     2.32%   (12.90)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                                       $269,696   $146,725   $91,406   $39,785   $36,318
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                           1.13%      1.14%     1.21%     1.49%     1.41%
After expense reimbursement and earnings credits                            1.03%      1.03%     1.03%     1.15%     1.15%
Ratio of net investment loss to average net assets:
Before expense reimbursement and earnings credits                          (0.67)%    (0.74)%   (0.81)%   (1.00)%   (1.07)%
After expense reimbursement and earnings credits                           (0.57)%    (0.63)%   (0.66)%   (0.66)%   (0.81)%
Portfolio turnover rate                                                       49%        50%       75%       69%       71%


----------


* The net investment loss per share data was determined by using average shares outstanding throughout the year.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
174                                                  UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Absolute Return Bond Fund


Financial highlights--(continued)



                                                                                CLASS A
                                                                     ------------------------------
                                                                        FOR THE          FOR THE
                                                                       YEAR ENDED     PERIOD ENDED
                                                                     JUNE 30, 2006   JUNE 30, 2005*
                                                                     -------------   --------------
Net asset value, beginning of period                                   $   9.98        $  10.00
                                                                       --------        --------
Income (loss) from investment operations:
Net investment income**                                                    0.28            0.03
Net realized and unrealized gain (loss) from investment activities         0.18           (0.02)
                                                                       --------        --------
Total income from investment operations                                    0.46            0.01
                                                                       --------        --------
Less dividends/distributions:
From net investment income and net foreign currency gains                 (0.29)          (0.03)
From net realized gains                                                   (0.01)             --
                                                                       --------        --------
Total dividends/distributions                                             (0.30)          (0.03)
                                                                       --------        --------
Net asset value, end of period                                         $  10.14        $   9.98
                                                                       ========        ========
Total investment return+                                                   4.65%           0.06%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                    $212,983        $105,373
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment                                    0.96%           1.31%***
After expense reimbursement/recoupment                                     0.99%           1.00%***
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment                                    2.81%           1.44%***
After expense reimbursement/recoupment                                     2.78%           1.75%***
Portfolio turnover rate                                                      96%             22%


----------
*    For the period April 27, 2005 (commencement of issuance) through June 30,
     2005.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.


+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                  175

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Absolute Return Bond Fund


Financial highlights--(continued)



                                                                                 CLASS C
                                                                     ------------------------------
                                                                        FOR THE          FOR THE
                                                                       YEAR ENDED     PERIOD ENDED
                                                                     JUNE 30, 2006   JUNE 30, 2005*
                                                                     -------------   --------------
Net asset value, beginning of period                                    $  9.98        $ 10.00
                                                                        -------        -------
Income (loss) from investment operations:
Net investment income**                                                    0.24           0.02
Net realized and unrealized gain (loss) from investment activities         0.18          (0.02)
                                                                        -------        -------
Total income from investment operations                                    0.42           0.00
                                                                        -------        -------
Less dividends/distributions:
From net investment income and net foreign currency gains                 (0.25)         (0.02)
From net realized gains                                                   (0.01)            --
                                                                        -------        -------
Total dividends/distributions                                             (0.26)         (0.02)
                                                                        -------        -------
Net asset value, end of period                                          $ 10.14        $  9.98
                                                                        =======        =======
Total investment return+                                                   4.30%          0.01%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                     $30,618        $16,973
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment                                    1.32%          1.68%***
After expense reimbursement/recoupment                                     1.35%          1.35%***
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment                                    2.45%          1.07%***
After expense reimbursement/recoupment                                     2.42%          1.40%***
Portfolio turnover rate                                                      96%            22%


----------
*    For the period April 27, 2005 (commencement of issuance) through June 30,
     2005.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.


+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
176                                                  UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Absolute Return Bond Fund


Financial highlights--(continued)



                                                                                CLASS Y
                                                                     ------------------------------
                                                                        FOR THE         FOR THE
                                                                       YEAR ENDED     PERIOD ENDED
                                                                     JUNE 30, 2006   JUNE 30, 2005*
                                                                     -------------   --------------
Net asset value, beginning of period                                   $   9.98        $ 10.00
                                                                       --------        -------
Income (loss) from investment operations:
Net investment income**                                                    0.30           0.03
Net realized and unrealized gain (loss) from investment activities         0.19          (0.02)
                                                                       --------        -------
Total income from investment operations                                    0.49           0.01
                                                                       --------        -------
Less dividends/distributions:
From net investment income and net foreign currency gains                 (0.31)         (0.03)
From net realized gains                                                   (0.01)            --
                                                                       --------        -------
Total dividends/distributions                                             (0.32)         (0.03)
                                                                       --------        -------
Net asset value, end of period                                         $  10.15        $  9.98
                                                                       ========        =======
Total investment return+                                                   4.94%          0.09%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                    $232,208        $20,004
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment                                    0.77%          1.11%***
After expense reimbursement/recoupment                                     0.77%          0.85%***
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment                                    3.00%          1.64%***
After expense reimbursement/recoupment                                     3.00%          1.90%***
Portfolio turnover rate                                                      96%            22%


----------
*    For the period April 27, 2005 (commencement of issuance) through June 30,
     2005.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.


+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                  177

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Global Bond Fund


Financial highlights--(continued)



                                                                                        CLASS A
                                                                    ----------------------------------------------
                                                                                  YEAR ENDED JUNE 30,
                                                                    ----------------------------------------------
                                                                      2006      2005      2004      2003     2002*
                                                                    -------   -------   -------   -------   ------
Net asset value, beginning of year                                  $  9.83   $  9.87   $ 10.24   $  9.01   $ 8.58
                                                                    -------   -------   -------   -------   ------
Income from investment operations:
Net investment income**                                                0.19      0.17      0.19      0.24     0.17
Net realized and unrealized gain (loss) from investment activities    (0.15)     0.34      0.35      1.21     0.43
                                                                    -------   -------   -------   -------   ------
Total income from investment operations                                0.04      0.51      0.54      1.45     0.60
                                                                    -------   -------   -------   -------   ------
Less dividends/distributions:
From net investment income and net foreign currency gains             (0.37)    (0.55)    (0.91)    (0.22)      --
From return of capital                                                   --        --        --        --    (0.17)
                                                                    -------   -------   -------   -------   ------
Total dividends/distributions                                         (0.37)    (0.55)    (0.91)    (0.22)   (0.17)
                                                                    -------   -------   -------   -------   ------
Net asset value, end of year                                        $  9.50   $  9.83   $  9.87   $ 10.24   $ 9.01
                                                                    =======   =======   =======   =======   ======
Total investment return+                                               0.51%     5.05%     5.21%    16.34%    7.18%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                                   $15,546   $16,701   $14,610   $11,659   $1,925
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                      1.48%     1.48%     1.55%     1.53%    1.49%
After expense reimbursement and earnings credits                       1.15%     1.15%     1.15%     1.15%    1.15%
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits                      1.64%     1.32%     1.44%     2.06%    2.72%
After expense reimbursement and earnings credits                       1.97%     1.65%     1.84%     2.44%    3.06%
Portfolio turnover rate                                                 114%      112%      186%      145%     157%


----------


* On July 2, 2001, Class A was fully liquidated. For the period November 5, 2001 (commencement of reissuance) through June 30, 2002.


** The net investment income per share data was determined by using average shares outstanding throughout the period.


+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
178                                                  UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Global Bond Fund


Financial highlights--(continued)



                                                                                          CLASS B
                                                                    ---------------------------------------------------
                                                                            YEAR ENDED JUNE 30,              FOR THE
                                                                    ----------------------------------    PERIOD ENDED
                                                                     2006      2005     2004     2003    JUNE 30, 2002*
                                                                    ------    ------   ------   ------   --------------
Net asset value, beginning of period                                $ 9.85    $ 9.88   $10.25   $ 9.01      $ 8.35
                                                                    ------    ------   ------   ------      ------
Income (loss) from investment operations:
Net investment income**                                               0.12      0.09     0.11     0.16        0.11
Net realized and unrealized gain (loss) from investment activities   (0.15)     0.35     0.35     1.23        0.69
                                                                    ------    ------   ------   ------      ------
Total income (loss) from investment  operations                      (0.03)     0.44     0.46     1.39        0.80
                                                                    ------    ------   ------   ------      ------
Less dividends/distributions:
From net investment income and  net foreign currency gains           (0.30)    (0.47)   (0.83)   (0.15)        --
From return of capital                                                  --        --       --       --       (0.14)
                                                                    ------    ------   ------   ------      ------
Total dividends/distributions                                        (0.30)    (0.47)   (0.83)   (0.15)      (0.14)
                                                                    ------    ------   ------   ------      ------
Net asset value, end of period                                      $ 9.52    $ 9.85   $ 9.88   $10.25      $ 9.01
                                                                    ======    ======   ======   ======      ======
Total investment return+                                             (0.26)%    4.29%    4.38%   15.61%       9.67%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                 $  420    $1,153   $1,536   $1,755      $  392
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                     2.25%     2.30%    2.33%    2.30%       2.25%***
After expense reimbursement and earnings credits                      1.90%     1.90%    1.90%    1.90%       1.90%***
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits                     0.87%     0.50%    0.66%    1.29%       1.94%***
After expense reimbursement and earnings credits                      1.22%     0.90%    1.09%    1.69%       2.29%***
Portfolio turnover rate                                                114%      112%     186%     145%        157%


----------
* For the period November 26, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.


+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                  179

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Global Bond Fund


Financial highlights--(continued)



                                                                                      CLASS C
                                                                     ------------------------------------------
                                                                        YEAR ENDED JUNE 30,         FOR THE
                                                                     -------------------------    PERIOD ENDED
                                                                      2006      2005     2004    JUNE 30, 2003*
                                                                     ------    ------   ------   --------------
Net asset value, beginning of period                                 $ 9.81    $ 9.85   $10.23     $ 9.00
                                                                     ------    ------   ------     ------
Income from investment operations:
Net investment income**                                                0.14      0.12     0.14       0.19
Net realized and unrealized gain (loss) from investment activities    (0.15)     0.35     0.34       1.22
                                                                     ------    ------   ------     ------
Total income (loss) from investment operations                        (0.01)     0.47     0.48       1.41
                                                                     ------    ------   ------     ------
Less dividends/distributions:
From net investment income and net foreign currency gains             (0.33)    (0.51)   (0.86)     (0.18)
                                                                     ------    ------   ------     ------
Net asset value, end of period                                       $ 9.47    $ 9.81   $ 9.85     $10.23
                                                                     ======    ======   ======     ======
Total investment return+                                              (0.09)%    4.60%    4.64%     15.84%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                  $2,426    $3,081   $3,451     $3,198
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                      1.88%     1.92%    1.99%      2.01%***
After expense reimbursement and earnings credits                       1.65%     1.65%    1.65%      1.65%***
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits                      1.24%     0.88%    1.00%      1.58%***
After expense reimbursement and earnings credits                       1.47%     1.15%    1.34%      1.94%***
Portfolio turnover rate                                                 114%      112%     186%       145%


----------
*    For period July 2, 2002 (commencement of issuance) through June 30, 2003.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.


+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
180                                                  UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Global Bond Fund


Financial highlights--(continued)



                                                                                          CLASS Y
                                                                     -----------------------------------------------
                                                                                     YEAR ENDED JUNE 30,
                                                                     -----------------------------------------------
                                                                       2006      2005      2004      2003      2002
                                                                     -------   -------   -------   -------   -------
Net asset value, beginning of year                                   $ 10.84   $ 10.83   $ 11.16   $  9.79   $  8.57
                                                                     -------   -------   -------   -------   -------
Income (loss) from investment operations:
Net investment income*                                                  0.23      0.21      0.23      0.28      0.31
Net realized and unrealized gain (loss) from investment activities     (0.17)     0.38      0.38      1.33      1.09
                                                                     -------   -------   -------   -------   -------
Total income from investment operations                                 0.06      0.59      0.61      1.61      1.40
                                                                     -------   -------   -------   -------   -------
Less dividends/distributions:
From net investment income and net foreign currency gains              (0.39)    (0.58)    (0.94)    (0.24)       --
From return of capital                                                    --        --        --        --     (0.18)
                                                                     -------   -------   -------   -------   -------
Total distributions                                                    (0.39)    (0.58)    (0.94)    (0.24)    (0.18)
                                                                     -------   -------   -------   -------   -------
Net asset value, end of year                                         $ 10.51   $ 10.84   $ 10.83   $ 11.16   $  9.79
                                                                     =======   =======   =======   =======   =======
Total investment return+                                                0.65%     5.36%     5.43%    16.72%    16.57%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                                    $80,536   $52,345   $41,016   $35,484   $34,421
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                       1.16%     1.16%     1.24%     1.32%     1.17%
After expense reimbursement and earnings credits                        0.90%     0.90%     0.90%     0.90%     0.90%
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits                       1.96%     1.64%     1.75%     2.27%     3.14%
After expense reimbursement and earnings credits                        2.22%     1.90%     2.09%     2.69%     3.41%
Portfolio turnover rate                                                  114%      112%      186%      145%      157%


----------


* The net investment income per share data was determined by using average shares outstanding throughout the year.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                  181

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS High Yield Fund


Financial highlights--(continued)



                                                                                         CLASS A
                                                                     -----------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                                     -----------------------------------------------
                                                                       2006      2005      2004      2003      2002
                                                                     -------   -------   -------   -------   -------
Net asset value, beginning of year                                   $  7.14   $  7.06   $  6.84   $  6.36   $  7.87
                                                                     -------   -------   -------   -------   -------
Income (loss) from investment operations:
Net investment income*                                                  0.55      0.57      0.58      0.56      0.76
Net realized and unrealized gain (loss) from investment activities     (0.24)     0.10      0.22      0.50     (0.96)
                                                                     -------   -------   -------   -------   -------
Total income (loss) from investment operations                          0.31      0.67      0.80      1.06     (0.20)
                                                                     -------   -------   -------   -------   -------
Less dividends/distributions:
From net investment income                                             (0.56)    (0.59)    (0.58)    (0.58)    (1.31)
                                                                     -------   -------   -------   -------   -------
Net asset value, end of year                                         $  6.89   $  7.14   $  7.06   $  6.84   $  6.36
                                                                     =======   =======   =======   =======   =======
Total investment return+                                                4.48%     9.66%    12.15%    17.70%    (3.01)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                                    $51,121   $66,677   $72,614   $76,309   $65,832
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                       1.37%     1.28%     1.31%     1.29%     1.26%
After expense reimbursement and earnings credits                        1.20%     1.20%     1.20%     0.95%     0.95%
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits                       7.69%     7.75%     8.16%     8.38%    10.71%
After expense reimbursement and earnings credits                        7.86%     7.83%     8.27%     8.72%    11.02%
Portfolio turnover rate                                                   64%       61%       80%       71%      120%


----------


* The net investment income per share data was determined by using average shares outstanding throughout the year.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
182                                                  UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS High Yield Fund


Financial highlights--(continued)



                                                                                           CLASS B
                                                                     ---------------------------------------------------
                                                                              YEAR ENDED JUNE 30,             FOR THE
                                                                     ----------------------------------    PERIOD ENDED
                                                                      2006     2005     2004      2003    JUNE 30, 2002*
                                                                     ------   ------   ------   -------   --------------
Net asset value, beginning of period                                 $ 7.14   $ 7.06   $ 6.83   $  6.35       $  7.02
                                                                     ------   ------   ------   -------       -------
Income (loss) from investment operations:
Net investment income**                                                0.50     0.51     0.53      0.51          0.45
Net realized and unrealized gain (loss) from investment activities    (0.25)    0.10     0.23      0.50         (0.61)
                                                                     ------   ------   ------   -------       -------
Total income (loss) from investment operations                         0.25     0.61     0.76      1.01         (0.16)
                                                                     ------   ------   ------   -------       -------
Less dividends/distributions:
From net investment income                                            (0.50)   (0.53)   (0.53)    (0.53)        (0.51)
                                                                     ------   ------   ------   -------       -------
Net asset value, end of period                                       $ 6.89   $ 7.14   $ 7.06   $  6.83       $  6.35
                                                                     ======   ======   ======   =======       =======
Total investment return+                                               3.69%    8.79%   11.48%    16.83%        (2.70)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                  $2,497   $3,945   $7,844   $13,130       $15,692
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                      2.09%    1.99%    2.05%     2.05%         2.05%***
After expense reimbursement and earnings credits                       1.95%    1.95%    1.95%     1.70%         1.70%***
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits                      6.97%    7.04%    7.43%     7.62%         9.88%***
After expense reimbursement and earnings credits                       7.11%    7.08%    7.53%     7.97%        10.23%***
Portfolio turnover rate                                                  64%      61%      80%       71%          120%


----------


* For the period November 7, 2001 (commencement of issuance) through June 30, 2002.


** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.


+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                  183

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS High Yield Fund


Financial highlights--(continued)



                                                                                             CLASS C
                                                                     ------------------------------------------------------
                                                                              YEAR ENDED JUNE 30,            FOR THE PERIOD
                                                                     -------------------------------------        ENDED
                                                                       2006      2005      2004      2003    JUNE 30, 2002*
                                                                     -------   -------   -------   -------   --------------
Net asset value, beginning of period                                 $  7.14   $  7.06   $  6.84   $  6.35    $  7.02
                                                                     -------   -------   -------   -------    -------
Income (loss) from investment operations:
Net investment income**                                                 0.52      0.53      0.55      0.53       0.46
Net realized and unrealized gain (loss) from investment activities     (0.25)     0.10      0.22      0.51      (0.61)
                                                                     -------   -------   -------   -------    -------
Total income (loss) from investment operations                          0.27      0.63      0.77      1.04      (0.15)
                                                                     -------   -------   -------   -------    -------
Less dividends/distributions:
From net investment income                                             (0.52)    (0.55)    (0.55)    (0.55)     (0.52)
                                                                     -------   -------   -------   -------    -------
Net asset value, end of period                                       $  6.89   $  7.14   $  7.06   $  6.84    $  6.35
                                                                     =======   =======   =======   =======    =======
Total investment return+                                                3.95%     9.09%    11.59%    17.29%     (2.54)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                  $12,177   $15,389   $17,499   $18,969    $17,947
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                       1.86%     1.79%     1.82%     1.79%      1.79%***
After expense reimbursement and earnings credits                        1.70%     1.70%     1.70%     1.45%      1.45%***
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits                       7.20%     7.24%     7.66%     7.88%     10.15%***
After expense reimbursement and earnings credits                        7.36%     7.33%     7.78%     8.22%     10.49%***
Portfolio turnover rate                                                   64%       61%       80%       71%       120%


----------
* For the period November 7, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.


+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
184                                                  UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS High Yield Fund


Financial highlights--(continued)



                                                                                         CLASS Y
                                                                     -----------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                                     -----------------------------------------------
                                                                       2006      2005      2004      2003      2002
                                                                     -------   -------   -------   -------   -------
Net asset value, beginning of year                                   $  7.17   $  7.10   $  6.87   $  6.38   $  7.90
                                                                     -------   -------   -------   -------   -------
Income (loss) from investment operations:
Net investment income*                                                  0.57      0.59      0.61      0.58      0.81
Net realized and unrealized gain (loss) from investment activities     (0.24)     0.09      0.23      0.50     (1.01)
                                                                     -------   -------   -------   -------   -------
Total income (loss) from investment operations                          0.33      0.68      0.84      1.08     (0.20)
                                                                     -------   -------   -------   -------   -------
Less dividends/distributions:
From net investment income                                             (0.58)    (0.61)    (0.61)    (0.59)    (1.32)
                                                                     -------   -------   -------   -------   -------
Net asset value, end of year                                         $  6.92   $  7.17   $  7.10   $  6.87   $  6.38
                                                                     =======   =======   =======   =======   =======
Total investment return+                                                4.72%     9.82%    12.66%    18.08%    (2.98)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                                    $33,015   $30,277   $48,038   $71,819   $40,120
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                       1.06%     0.96%     0.92%     1.05%     1.02%
After expense reimbursement and earnings credits                        0.95%     0.95%     0.92%     0.70%     0.70%
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits                       8.00%     8.07%     8.55%     8.62%    10.77%
After expense reimbursement and earnings credits                        8.11%     8.08%     8.55%     8.97%    11.09%
Portfolio turnover rate                                                   64%       61%       80%       71%      120%


----------


* The net investment income per share data was determined by using average shares outstanding throughout the year.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                  185

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Bond Fund


Financial highlights--(continued)



                                                                             CLASS A
                                                        ------------------------------------------------
                                                                       YEAR ENDED JUNE 30,
                                                        ------------------------------------------------
                                                          2006       2005      2004      2003      2002
                                                        -------    -------   -------   -------   -------
Net asset value, beginning of year                      $ 10.73    $ 10.56   $ 10.99   $ 10.51   $ 10.33
                                                        -------    -------   -------   -------   -------
Income (loss) from investment operations:
Net investment income*                                     0.40       0.39      0.39      0.42      0.53
Net realized and unrealized gain (loss) from
   investment activities                                  (0.42)      0.20     (0.37)     0.52      0.32
                                                        -------    -------   -------   -------   -------
Total income (loss) from investment operations            (0.02)      0.59      0.02      0.94      0.85
                                                        -------    -------   -------   -------   -------
Less dividends/distributions:
From net investment income                                (0.44)     (0.42)    (0.45)    (0.46)    (0.67)
                                                        -------    -------   -------   -------   -------
Net asset value, end of year                            $ 10.27    $ 10.73   $ 10.56   $ 10.99   $ 10.51
                                                        =======    =======   =======   =======   =======
Total investment return+                                  (0.07)%     5.72%     0.18%     9.17%     8.41%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                       $31,285    $34,282   $31,420   $31,337   $18,558
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits          1.07%      1.19%     1.11%     1.04%     1.21%
After expense reimbursement and earnings credits           0.85%      0.85%     0.85%     0.85%     0.86%++
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits          3.57%      3.27%     3.32%     3.70%     4.68%
After expense reimbursement and earnings credits           3.79%      3.61%     3.58%     3.89%     5.03%
Portfolio turnover rate                                     229%       174%      137%      180%      452%


----------


* The net investment income per share data was determined by using average shares outstanding throughout the year.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

++ The ratio of net operating expenses to average net assets for Class A was 0.85%.



--------------------------------------------------------------------------------
186                                                  UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Bond Fund


Financial highlights--(continued)



                                                                               CLASS B
                                                        ----------------------------------------------------
                                                                YEAR ENDED JUNE 30,               FOR THE
                                                        -----------------------------------    PERIOD ENDED
                                                          2006     2005     2004      2003    JUNE 30, 2002*
                                                        -------   ------   ------    ------   --------------
Net asset value, beginning of period                    $10.74    $10.56   $10.97    $10.50      $10.76
                                                        ------    ------   ------    ------      ------
Income (loss) from investment operations:
Net investment income**                                   0.32      0.31     0.30      0.34        0.29
Net realized and unrealized gain (loss) from
   investment activities                                 (0.42)     0.21    (0.36)     0.52       (0.22)
                                                        ------    ------   ------    ------      ------
Total income (loss) from investment operations           (0.10)     0.52    (0.06)     0.86        0.07
                                                        ------    ------   ------    ------      ------
Less dividends/distributions:
From net investment income                               (0.36)    (0.34)   (0.35)    (0.39)      (0.33)
                                                        ------    ------   ------    ------      ------
Net asset value, end of period                          $10.28    $10.74   $10.56    $10.97      $10.50
                                                        ======    ======   ======    ======      ======
Total investment return+                                 (0.93)%    4.96%   (0.55)%    8.30%       0.70%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                     $  808    $1,620   $2,043    $3,646      $1,405
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits         1.83%     2.00%    2.00%     1.79%       1.96%***
After expense reimbursement and earnings credits          1.60%     1.60%    1.60%     1.60%       1.60%***
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits         2.81%     2.46%    2.42%     2.95%       3.93%***
After expense reimbursement and earnings credits          3.04%     2.86%    2.82%     3.14%       4.29%***
Portfolio turnover rate                                    229%      174%     137%      180%        452%


----------


* For the period November 6, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                  187

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Bond Fund


Financial highlights--(continued)



                                                                                          CLASS C
                                                                     ----------------------------------------------------
                                                                              YEAR ENDED JUNE 30,              FOR THE
                                                                     -----------------------------------    PERIOD ENDED
                                                                      2006      2005     2004      2003    JUNE 30, 2002*
                                                                     ------    ------   ------    ------   --------------
Net asset value, beginning of period                                 $10.72    $10.55   $10.98    $10.50     $10.77
                                                                     ------    ------   ------    ------     ------
Income (loss) from investment operations:
Net investment income**                                                0.34      0.33     0.33      0.37       0.31
Net realized and unrealized gain (loss) from investment activities    (0.41)     0.22    (0.37)     0.52      (0.24)
                                                                     ------    ------   ------    ------     ------
Total income (loss) from investment operations                        (0.07)     0.55    (0.04)     0.89       0.07
                                                                     ------    ------   ------    ------     ------
Less dividends/distributions:
From net investment income                                            (0.39)    (0.38)   (0.39)    (0.41)     (0.34)
                                                                     ------    ------   ------    ------     ------
Net asset value, end of period                                       $10.26    $10.72   $10.55    $10.98     $10.50
                                                                     ======    ======   ======    ======     ======
Total investment return+                                              (0.67)%    5.25%   (0.37)%    8.65%      0.72%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                  $1,530    $2,068   $2,195    $3,164     $1,143
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                      1.56%     1.64%    1.65%     1.54%      1.61%***
After expense reimbursement and earnings credits                       1.35%     1.35%    1.35%     1.35%      1.35%***
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits                      3.08%     2.82%    2.78%     3.20%      4.32%***
After expense reimbursement and earnings credits                       3.29%     3.11%    3.08%     3.39%      4.58%***
Portfolio turnover rate                                                 229%      174%     137%      180%       452%


----------
* For the period November 8, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.


+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.



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188                                                  UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. Bond Fund


Financial highlights--(concluded)



                                                                                             CLASS Y
                                                                     -------------------------------------------------
                                                                                      YEAR ENDED JUNE 30,
                                                                     -------------------------------------------------
                                                                       2006       2005       2004      2003      2002
                                                                     --------   --------   -------   -------   -------
Net asset value, beginning of year                                   $  10.72   $  10.57   $ 11.01   $ 10.53   $ 10.35
                                                                     --------   --------   -------   -------   -------
Income (loss) from investment operations:
Net investment income*                                                   0.42       0.41      0.41      0.45      0.56
Net realized and unrealized gain (loss) from investment activities      (0.41)      0.21     (0.37)     0.52      0.31
                                                                     --------   --------   -------   -------   -------
Total income from investment operations                                  0.01       0.62      0.04      0.97      0.87
                                                                     --------   --------   -------   -------   -------
Less dividends/distributions:
From net investment income                                              (0.46)     (0.47)    (0.48)    (0.49)    (0.69)
                                                                     --------   --------   -------   -------   -------
Net asset value, end of year                                         $  10.27   $  10.72   $ 10.57   $ 11.01   $ 10.53
                                                                     ========   ========   =======   =======   =======
Total investment return+                                                 0.14%      5.95%     0.40%     9.42%     8.59%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                                    $105,526   $109,568   $89,281   $78,807   $59,740
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                        0.82%      0.78%     0.80%     0.79%     0.80%
After expense reimbursement and earnings credits                         0.60%      0.60%     0.60%     0.60%     0.64%++
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits                        3.82%      3.68%     3.63%     3.95%     5.10%
After expense reimbursement and earnings credits                         4.04%      3.86%     3.83%     4.14%     5.26%
Portfolio turnover rate                                                   229%       174%      137%      180%      452%


----------


* The net investment income per share data was determined by using average shares outstanding throughout the year.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.


++ The ratio of net operating expenses to average net assets for Class Y was 0.60%.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                  189

FUNDS' PRIVACY NOTICE

THIS NOTICE DESCRIBES THE PRIVACY POLICY OF THE UBS FAMILY OF FUNDS, THE UBS PACE FUNDS AND ALL CLOSED-END FUNDS MANAGED BY UBS GLOBAL ASSET MANAGEMENT (COLLECTIVELY, THE "FUNDS"). THE FUNDS ARE COMMITTED TO PROTECTING THE PERSONAL INFORMATION THAT THEY COLLECT ABOUT INDIVIDUALS WHO ARE PROSPECTIVE, CURRENT OR FORMER INVESTORS.

THE FUNDS COLLECT PERSONAL INFORMATION IN ORDER TO PROCESS REQUESTS AND TRANSACTIONS AND TO PROVIDE CUSTOMER SERVICE. PERSONAL INFORMATION, WHICH IS OBTAINED FROM APPLICATIONS, MAY INCLUDE NAME(S), ADDRESS, SOCIAL SECURITY NUMBER OR TAX IDENTIFICATION NUMBER, BANK ACCOUNT INFORMATION, OTHER FUND HOLDINGS AND ANY AFFILIATION THE PERSON HAS WITH UBS FINANCIAL SERVICES INC. OR ITS SUBSIDIARIES ("PERSONAL INFORMATION"). THE FUNDS LIMIT ACCESS TO PERSONAL INFORMATION TO THOSE INDIVIDUALS WHO NEED TO KNOW THAT INFORMATION IN ORDER TO PROCESS TRANSACTIONS AND SERVICE ACCOUNTS. THESE INDIVIDUALS ARE REQUIRED TO MAINTAIN AND PROTECT THE CONFIDENTIALITY OF PERSONAL INFORMATION. THE FUNDS MAINTAIN PHYSICAL, ELECTRONIC AND PROCEDURAL SAFEGUARDS TO PROTECT PERSONAL INFORMATION. THE FUNDS MAY SHARE PERSONAL INFORMATION DESCRIBED ABOVE WITH THEIR AFFILIATES FOR MARKETING AND OTHER BUSINESS PURPOSES, SUCH AS TO FACILITATE THE SERVICING OF ACCOUNTS. THE FUNDS MAY SHARE PERSONAL INFORMATION DESCRIBED ABOVE WITH A NON-AFFILIATED THIRD PARTY IF THE ENTITY IS UNDER CONTRACT TO PERFORM TRANSACTION PROCESSING OR TO SERVICE AND MAINTAIN SHAREHOLDER ACCOUNTS ON BEHALF OF THE FUNDS AND OTHERWISE AS PERMITTED BY LAW. ANY SUCH CONTRACT WILL INCLUDE PROVISIONS DESIGNED TO ENSURE THAT THE THIRD PARTY WILL UPHOLD AND MAINTAIN PRIVACY STANDARDS WHEN HANDLING PERSONAL INFORMATION. THE FUNDS MAY ALSO DISCLOSE PERSONAL INFORMATION TO REGULATORY AUTHORITIES AS REQUIRED BY APPLICABLE LAW. EXCEPT AS DESCRIBED IN THIS PRIVACY NOTICE, THE FUNDS WILL NOT USE PERSONAL INFORMATION FOR ANY OTHER PURPOSE UNLESS THE FUNDS DESCRIBE HOW SUCH PERSONAL INFORMATION WILL BE USED AND CLIENTS ARE GIVEN AN OPPORTUNITY TO DECLINE APPROVAL OF SUCH USE OF PERSONAL INFORMATION RELATING TO THEM. THE FUNDS ENDEAVOR TO KEEP THEIR CUSTOMER FILES COMPLETE AND ACCURATE. THE FUNDS SHOULD BE NOTIFIED IF ANY PERSONAL INFORMATION NEEDS TO BE CORRECTED OR UPDATED. PLEASE CALL 1-800-647 1568 WITH ANY QUESTIONS OR CONCERNS REGARDING YOUR PERSONAL INFORMATION OR THIS PRIVACY NOTICE.


--------------------------------------------------------------------------------
190                                                  UBS Global Asset Management

TICKER SYMBOLS

UBS Dynamic Alpha Fund Class:

A: BNAAX   B: BNABX   C: BNACX   Y: BNAYX

UBS Global Allocation Fund Class:

A: BNGLX   B: BNPBX   C: BNPCX   Y: BPGLX

UBS Global Equity Fund Class:

A: BNGEX   B: BNEBX   C: BNECX   Y: BPGEX

UBS International Equity Fund Class:

A: BNIEX   B: BNIBX   C: BNICX   Y: BNUEX

UBS U.S. Equity Alpha Fund

A: BEAAX   C: BEACX   Y: BEAYX

UBS U.S. Large Cap Equity Fund Class:

A: BNEQX   B: BNQBX   C: BNQCX   Y: BPEQX

UBS U.S. Large Cap Growth Fund Class:

A: BNLGX   B: BNWBX   C: BNWCX   Y: BLGIX

UBS U.S. Large Cap Value Equity Fund Class:

A: BNVAX   B: BNVBX   C: BNVCX   Y: BUSVX

UBS U.S. Mid Cap Growth Equity Fund

A: BMDAX   C: BMDDX   Y: BMDYX

UBS U.S. Small Cap Growth Fund Class:

A: BNSCX   B: BNMBX   C: BNMCX   Y: BISCX

UBS Absolute Return Bond Fund Class:

A: BNRAX   C: BNRCX   Y: BNRYX

UBS Global Bond Fund Class:

A: BNGBX   B: BNDBX   C: BNDCX   Y: BPGBX

UBS High Yield Fund Class:

A: BNHYX   B: BNHBX   C: BNHCX   Y: BIHYX


UBS U.S. Bond Fund Class:

A: BNBDX   B: BNOBX   C: BNOCX   Y: BPBDX


If you want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may discuss your questions about the Funds by contacting your investment professional. You may obtain free copies of the Funds' annual and semiannual reports and the SAI by contacting the Funds directly at 1-800-647 1568. The annual and semiannual reports may also be obtained, free of charge, by accessing the documents on the Funds' Web Site at http://www.ubs.com/globalam. Because of limited investor requests for the SAI and the availability of the SAI via a toll free number, the Advisor has not made the SAI available on its Web Site.

You may review and copy information about the Funds, including shareholder reports and the SAI, at the Public Reference Room of the U.S. Securities and Exchange Commission (SEC) in Washington, D.C. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 202-551-8090. You may get copies of reports and other information about the
Funds:


- For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

- Free from the EDGAR Database on the SEC's Internet Web Site at: http://www.sec.gov.

[UBS Global Asset Management LOGO]

The UBS Funds
Investment Company Act File No. 811-6637

(C) 2006 UBS Global Asset Management (Americas) Inc.
All rights reserved.

[UBS GLOBAL ASSET MANAGEMENT LOGO]

THE UBS FUNDS

UBS EMERGING MARKETS EQUITY FUND
UBS U.S. REAL ESTATE EQUITY FUND
UBS U.S. SMALL CAP EQUITY FUND
UBS EMERGING MARKETS DEBT FUND
PROSPECTUS

October 28, 2006











This prospectus offers Class A, Class B, Class C and Class Y shares in four of the series (each, a "Fund" and, collectively, the "Funds") of The UBS Funds (the "Trust") listed above. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your Fund shares. Class Y shares are available only to certain types of investors. The Funds have not yet commenced operations and, therefore, are currently not offered for sale to or available for purchase by shareholders.

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved any Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

THE UBS FUNDS
--------------------------------------------------------------------------------

CONTENTS

THE UBS FUNDS
WHAT EVERY INVESTOR SHOULD KNOW ABOUT THE FUNDS



UBS Emerging Markets Equity Fund
   Investment objective, strategies, securities selection and risks   Page 3
   Performance                                                        Page 6
   Expenses and fee tables                                            Page 7
UBS U.S. Real Estate Equity Fund
   Investment objective, strategies, securities selection and risks   Page 9
   Performance                                                        Page 11
   Expenses and fee tables                                            Page 12
UBS U.S. Small Cap Equity Fund
   Investment objective, strategies, securities selection and risks   Page 14
   Performance                                                        Page 16
   Expenses and fee tables                                            Page 17
UBS Emerging Markets Debt Fund
   Investment objective, strategies, securities selection and risks   Page 19
   Performance                                                        Page 22
   Expenses and fee tables                                            Page 23

YOUR INVESTMENT
INFORMATION FOR MANAGING YOUR FUND ACCOUNT

Managing your Fund account                                            Page 25
--Flexible pricing
--Buying shares
--Selling shares
--Exchanging shares
--Pricing and valuation

ADDITIONAL INFORMATION
ADDITIONAL IMPORTANT INFORMATION ABOUT THE FUNDS

Management                                                            Page 36
Disclosure of portfolio holdings                                      Page 38
Dividends and taxes                                                   Page 39
Supplemental investment advisor performance information               Page 41
Financial highlights                                                  Page 50
Where to learn more about the Funds                                   Back cover


Please find the UBS FUNDS' PRIVACY NOTICE inside the back cover of this Prospectus.

THE FUNDS ARE NOT A COMPLETE OR BALANCED INVESTMENT PROGRAM.



--------------------------------------------------------------------------------
2                                                    UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS EMERGING MARKETS EQUITY FUND

Investment objective, strategies, securities selection and risks

FUND OBJECTIVE
The Fund seeks to maximize capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities that are tied economically to emerging market countries. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock and preferred stock. Securities tied economically to emerging market countries include securities on which the return is derived from issuers in emerging market countries, such as equity swap contracts and equity swap index contracts. The Fund may invest in stocks of companies of any size.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options, futures, forward agreements and swap agreements. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. The Fund is a non-diversified fund.

The Fund intends to invest primarily in a portfolio of equity securities of issuers located in at least three emerging market countries, which may be located in Asia, Europe, Latin America, Africa or the Middle East. The World Bank and other international agencies consider a country to be an "emerging market" country on the basis of such factors as trade initiatives, per capita income and level of industrialization. As these markets change and other countries' markets develop, the Fund expects the countries in which it invests to change. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Up to 20% of the Fund's net assets may be invested in higher-yielding, lower-rated fixed income securities. The Fund may invest in fixed income securities of any maturity, but generally invests in securities having an initial maturity of more than one year. These securities are rated in the lower rating categories of Moody's and S&P, including securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") and BB or lower by Standard & Poor's Ratings Group ("S&P"). Securities rated in these categories are considered to be of poorer quality and predominantly speculative. Securities in these categories may also be called "high yield bonds" or "junk bonds." The Fund may also invest in Eurodollar securities, which are fixed income securities of a US issuer or a foreign issuer that are issued outside of the United States. The Fund may also invest in securities of small capitalization companies.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities that are tied economically to emerging markets countries.

SECURITIES SELECTION
The Fund's management process begins with an analysis of the fundamental economic and political elements that drive capital market risks and returns. UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor") combines this "top-down" analysis with proven fundamental security research or "bottom-up" analysis. Investment decisions represent the synthesis of quantitative estimates and qualitative judgments of the portfolio management team.

The Advisor's investment style is singularly focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The Advisor tries to identify and exploit periodic

--------------------------------------------------------------------------------
UBS Global Asset Management                                                    3

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS EMERGING MARKETS EQUITY FUND

discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

For each security under analysis, an intrinsic value is estimated based upon detailed country, industry and company analysis, including visits to the company, its competitors and suppliers and other independent sources of information. This intrinsic value estimate is a function of the present value of the estimated future cash flows. The resulting intrinsic value estimate is then compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a price below the estimated intrinsic value would be considered a candidate for inclusion in the Fund's portfolio. This comparison between price and intrinsic value allows comparison across industries and countries.

The Advisor's investment specialists are organized along sector lines. Through an intensive process of company visits and interactions with industry specialists, analysts gain an understanding of both the company and the dynamics of the company's industry. There is a continuous effort to identify non-consensus sources of information. Analysts are able to draw on the resources of the entire UBS Global Asset Management global research team. This is increasingly important as more companies operate in a global context. The goal is to gain a clear understanding of the medium-term (up to five years) and long-term prospects of the company, and in particular, its ability to generate earnings.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to meet its objective. See the Statement of Additional Information ("SAI") for further information.

Portfolio turnover rates are not a factor in making buy and sell decisions. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. It may also result in taxable gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The portfolio turnover rate for the Fund may exceed 100%.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

- INTEREST RATE RISK--The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

- CREDIT RISK--The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal

--------------------------------------------------------------------------------
4                                                    UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS EMERGING MARKETS EQUITY FUND

in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

- SMALL COMPANY RISK--The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

- GEOGRAPHIC CONCENTRATION RISK--The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

- NON-DIVERSIFICATION RISK--The risk that the Fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                    5

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS EMERGING MARKETS EQUITY FUND

PERFORMANCE

There is no performance information quoted for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

--------------------------------------------------------------------------------
6                                                    UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS Emerging Markets Equity Fund

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)(1)


                                                                      CLASS A     CLASS B      CLASS C    CLASS Y
                                                                      -------     -------      -------    -------
Maximum front-end sales charge (load) imposed on purchases
 (as a % of offering price)                                            5.50%        None        None       None
Maximum contingent deferred sales charge (load) (CDSC)
 (as a % of purchase or sales price, whichever is less)                None(2)      5.00%       1.00%      None
Exchange fee                                                           None         None        None       None
Redemption fee (as a % of amount redeemed, within
 90 days of purchase, if applicable)(3)                                1.00%        1.00%       1.00%      1.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(4)



                                                                      CLASS A     CLASS B      CLASS C    CLASS Y
                                                                      -------     -------      -------    -------
Management fees                                                        1.10%        1.10%       1.10%      1.10%
Distribution and/or service (12b-1) fees                               0.25%        1.00%       1.00%      None
Other expenses(5)                                                      0.50%        0.50%       0.50%      0.50%
                                                                       ----         ----        ----       ----
Total annual fund operating expenses                                   1.85%        2.60%       2.60%      1.60%
                                                                       ====         ====        ====       ====
Management fee waiver/expense reimbursements                             --           --          --         --
                                                                       ----         ----        ----       ----
Net expenses(6)                                                        1.85%        2.60%       2.60%     1.60%
                                                                       ====         ====        ====       ====


----------------

(1) Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.
(2) Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.
(3) The redemption fees for Class B and Class C shares of the Fund will become effective on or about March 1, 2007 for shareholders who purchase Class B or Class C shares of the Fund on or after such date. The Class A and Class Y shares redemption fees are currently in effect. Please see the section entitled "Redemption fees" for additional information concerning the applicability of the redemption fee.
(4)  The fees and expenses are based on estimates.
(5) "Other Expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).
(6) The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2007, do not exceed 1.85% for Class A shares, 2.60% for Class B shares, 2.60% for Class C shares and 1.60% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                    7

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS EMERGING MARKETS EQUITY FUND

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Fund has not projected expenses beyond the three-year period shown because the Fund had not commenced investment operations as of the date of this prospectus.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except as described below.* Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                                1 YEAR   3 YEARS
                                                                ------   -------
Class A                                                          $728    $1,100
Class B (assuming sale of all shares at end of period)            763     1,108
Class B (assuming no sale of shares)                              263       808
Class C (assuming sale of all shares at end of period)            363       808
Class C (assuming no sale of shares)                              263       808
Class Y                                                           163       505


------------------

* The costs described in the example reflect the "Net expenses" of the Fund that result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only and the costs for the 3 years reflect the "Total annual fund operating expenses" without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond this year, your costs would be expected to be lower than the amounts shown above under the 3 years estimates.


--------------------------------------------------------------------------------
8                                                    UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. REAL ESTATE EQUITY FUND

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE
The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in real estate equity securities of US issuers. These may include real estate investment trusts ("REITs") that own properties or make construction or mortgage loans, real estate developers and companies with substantial real estate holdings and other companies whose products and services are related to the real estate industry, and derive 50% of their assets, gross income or net profits from the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage service companies. REITs and other real estate securities may be of any market capitalization, including small capitalization (below $2.5 billion). Investments in equity securities may include, but are not limited to, common stock and preferred stock.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options and futures. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. The Fund is a non-diversified fund.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in real estate equity securities of US issuers.

SECURITIES SELECTION

The Fund is a sector fund, a category of funds created in response to changing market conditions and for the varied and dynamic needs of shareholders. The Fund focuses on the real estate sector, generally a narrower market segment than many other funds, and may be considered a complement to a diversified investment program. In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. For each security under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- INDUSTRY CONCENTRATION RISK--The risk that changes in economic, political or other conditions may have a particularly negative effect on issuers in an industry or sector in which the Fund's investments

--------------------------------------------------------------------------------
UBS Global Asset Management                                                    9

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. REAL ESTATE EQUITY FUND

are concentrated. The Fund invests principally in the real estate sector by purchasing securities issued by REITs. There is, therefore, a risk that changes in real estate values or interest rates, along with economic downturns, can have a substantial impact on the Fund's investments. The Fund's portfolio may be more volatile than a Fund with a broader range of investments.

- PREPAYMENT OR CALL RISK--The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to re-invest in obligations with lower interest rates than the original obligations.

- SMALL COMPANY RISK--The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

- NON-DIVERSIFICATION RISK--The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

--------------------------------------------------------------------------------
10                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. REAL ESTATE EQUITY FUND

Performance

There is no performance information quoted for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   11

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. REAL ESTATE EQUITY FUND

Expenses and fee tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)(1)



                                                                                      CLASS A   CLASS B   CLASS C   CLASS Y
                                                                                      -------   -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
 (as a % of offering price)                                                            5.50%      None      None      None
Maximum contingent deferred sales charge (load) (CDSC)
 (as a % of purchase or sales price, whichever is less)                                None(2)    5.00%     1.00%     None
Exchange fee                                                                           None       None      None      None
Redemption fee (as a % of amount redeemed within
 90 days of purchase, if applicable)(3)                                                1.00%      1.00%     1.00%     1.00%
                                                                                       ----       ----      ----      ----


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(4)



                                                                                      CLASS A   CLASS B   CLASS C   CLASS Y
                                                                                      -------   -------   -------   -------

Management fees                                                                        0.90%      0.90%     0.90%     0.90%
Distribution and/or service (12b-1) fees                                               0.25%      1.00%     1.00%     None
Other expenses(5)                                                                      0.31%      0.31%     0.31%     0.31%
                                                                                       ----       ----      ----      ----
Total annual fund operating expenses                                                   1.46%      2.21%     2.21%     1.21%
                                                                                       ====       ====      ====      ====
Management fee waiver/expense reimbursements                                           0.16%      0.16%     0.16%     0.16%
                                                                                       ----       ----      ----      ----
Net expenses(6)                                                                        1.30%      2.05%     2.05%     1.05%
                                                                                       ====       ====      ====      ====

--------------------

(1) Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.
(2) Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.
(3) The redemption fee will become effective on or about March 1, 2007 for shareholders who purchase shares of the Fund on or after such date. Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.
(4)  The fees and expenses are based on estimates.
(5) "Other Expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).
(6) The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2007, do not exceed 1.30% for Class A shares, 2.05% for Class B shares, 2.05% for Class C shares and 1.05% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.


--------------------------------------------------------------------------------
12                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. REAL ESTATE EQUITY FUND

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Fund has not projected expenses beyond the three-year period shown because the Fund had not commenced investment operations as of the date of this prospectus.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except as described below.* Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                               1 YEAR   3 YEARS
                                                               ------   -------
Class A                                                         $675      $971
Class B (assuming sale of all shares at end of period)           708       976
Class B (assuming no sale of shares)                             208       676
Class C (assuming sale of all shares at end of period)           308       676
Class C (assuming no sale of shares)                             208       676
Class Y                                                          107       368


--------------------

* The costs described in the example reflect the "Net expenses" of the Fund that result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only and the costs for the 3 years reflect the "Total annual fund operating expenses" without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond this year, your costs would be expected to be lower than the amounts shown above under the 3 years estimates.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   13

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. SMALL CAP EQUITY FUND

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE
The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US small capitalization companies. Small capitalization companies are those companies with market capitalizations of $2.5 billion or less at the time of purchase. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock and preferred stock.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options and futures. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. The Fund is a non-diversified fund.

Under certain market conditions, the Fund may invest in companies at the time of their public offering (IPO).

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US small capitalization companies.

SECURITIES SELECTION
The Advisor looks for companies with strong and innovative management, good financial controls, increasing market share, diversified product/service offerings and low market-to-sales ratios relative to similar companies. In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Fund will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

The Fund will invest in companies within its capitalization range as described above. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and

--------------------------------------------------------------------------------
14                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. SMALL CAP EQUITY FUND

bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- SMALL COMPANY RISK--The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

- NON-DIVERSIFICATION RISK--The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

- IPO RISK--Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   15

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. SMALL CAP EQUITY FUND

Performance

There is no performance information quoted for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

--------------------------------------------------------------------------------
16                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. SMALL CAP EQUITY FUND

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)(1)



                                                                                      CLASS A   CLASS B   CLASS C   CLASS Y
                                                                                      -------   -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
 (as a % of offering price)                                                            5.50%      None      None      None
Maximum contingent deferred sales charge (load) (CDSC)
 (as a % of purchase or sales price, whichever is less)                                None(2)    5.00%     1.00%     None
Exchange fee                                                                           None       None      None      None
Redemption fee (as a % of amount redeemed within
 90 days of purchase, if applicable)(3)                                                1.00%      1.00%     1.00%     1.00%
                                                                                       ----       ----      ----      ----


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(4)



                                                                                      CLASS A   CLASS B   CLASS C   CLASS Y
                                                                                      -------   -------   -------   -------
Management fees                                                                        1.00%      1.00%     1.00%     1.00%
Distribution and/or service (12b-1) fees                                               0.25%      1.00%     1.00%     None
Other expenses(5)                                                                      0.52%      0.54%     0.54%     0.49%
                                                                                       ----       ----      ----      ----
Total annual fund operating expenses                                                   1.77%      2.54%     2.54%     1.49%
                                                                                       ====       ====      ====      ====
Management fee waiver/expense reimbursements                                           0.37%      0.39%     0.39%     0.34%
                                                                                       ----       ----      ----      ----
Net expenses(6)                                                                        1.40%      2.15%     2.15%     1.15%
                                                                                       ====       ====      ====      ====


-----------------------

(1) Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.
(2) Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.
(3) The redemption fee will become effective on or about March 1, 2007 for shareholders who purchase shares of the Fund on or after such date. Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.
(4)  The fees and expenses are based on estimates.
(5) "Other Expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).
(6) The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2007, do not exceed 1.40% for Class A shares, 2.15% for Class B shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   17

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS U.S. SMALL CAP EQUITY FUND

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Fund has not projected expenses beyond the three-year period shown because the Fund had not commenced investment operations as of the date of this prospectus.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except as described below.* Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                               1 YEAR   3 YEARS
                                                               ------   -------
Class A                                                         $685     $1,043
Class B (assuming sale of all shares at end of period)           718      1,053
Class B (assuming no sale of shares)                             218        753
Class C (assuming sale of all shares at end of period)           318        753
Class C (assuming no sale of shares)                             218        753
Class Y                                                          117        438


------------------

* The costs described in the example reflect the "Net expenses" of the Fund that result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only and the costs for the 3 years reflect the "Total annual fund operating expenses" without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond this year, your costs would be expected to be lower than the amounts shown above under the 3 years estimates.


--------------------------------------------------------------------------------
18                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS EMERGING MARKETS DEBT FUND

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE
The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in debt securities that are tied economically to emerging market countries. The Fund may invest in debt securities of any maturity, but generally invests in securities having an initial maturity of more than one year. The Fund is a non-diversified fund.

Such investments may include, but are not limited to, debt securities issued by governments, government-related entities (including participation in loans between governments and financial institutions), corporations and entities organized to restructure outstanding debt of issuers in emerging markets.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund intends to invest primarily in a portfolio of debt securities located in at least three emerging market countries, which may be located in Asia, Europe, Latin America, Africa or the Middle East. The World Bank and other international agencies consider a country to be an "emerging market" country on the basis of such factors as trade initiatives, per capita income and level of industrialization. As these markets change and other countries' markets develop, the Fund expects the countries in which it invests to change. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

A substantial amount of the Fund's assets may be invested in higher-yielding, lower-rated bonds. Lower-rated bonds are bonds rated in the lower rating categories of Moody's and S&P, including securities rated Ba or lower by Moody's and BB or lower by S&P. Securities rated in these categories are considered to be of poorer quality and predominantly speculative. Bonds in these categories may also be called "high yield bonds" or "junk bonds."

The Fund may also invest in debt securities on which the return is derived primarily from other emerging market instruments, such as interest rate swap contracts and currency swap contracts. Such investments may be used to satisfy the Fund's 80% investment policy. The Fund may also invest in Eurodollar securities, which are fixed income securities of a US issuer or a foreign issuer that are issued outside the United States.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in debt securities that are tied economically to emerging markets countries.

SECURITIES SELECTION
The investment decision-making process can be divided up into two parts--country selection and security selection.

COUNTRY SELECTION
The Advisor decides on country over- and under-weights relative to the Fund's benchmark, the J.P. Morgan Emerging Market Bond Index Global, by using a price/value framework. Subjective judgments,

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   19

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS EMERGING MARKETS DEBT FUND

such as political risk assessment, also affect the final country decision.

SECURITY SELECTION

The Advisor searches for bonds that will outperform market expectations, given the Advisor's country and market views. The Advisor also seeks to identify potential sales in the Fund's portfolio when risk is not being compensated by expected return. Typically, the Fund invests in US dollar denominated sovereign bonds, but the Advisor also examines corporate and local currency opportunities.

The Advisor's analysis of emerging market bonds is enhanced by an advanced in-house emerging market bond analytics database. The database is specially designed to assimilate the characteristics of emerging market bonds; it allows the Advisor to perform detailed instrument-level analysis.

In addition to macroeconomic research, bottom-up input-such as liquidity considerations, volatility and company risk for specific bonds, to name a few, is also crucial in the Advisor's decision making process.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When unusual market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to meet its objective. See the SAI for further information.

Portfolio turnover rates are not a factor in making buy and sell decisions. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. It may also result in taxable gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The portfolio turnover rate for the Fund may exceed 100%.

PRINCIPAL RISKS
An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- INTEREST RATE RISK--The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

- CREDIT RISK--The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

--------------------------------------------------------------------------------
20                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS EMERGING MARKETS DEBT FUND

- GEOGRAPHIC CONCENTRATION RISK--The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

- NON-DIVERSIFICATION RISK--The risk that the Fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

- DERIVATIVES RISK--Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION--The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   21

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS EMERGING MARKETS DEBT FUND

PERFORMANCE

There is no performance information quoted for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

--------------------------------------------------------------------------------
22                                                   UBS Global Asset Management

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS EMERGING MARKETS DEBT FUND

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)(1)



                                                                                      CLASS A   CLASS B   CLASS C   CLASS Y
                                                                                      -------   -------   -------   -------
Maximum front-end sales charge (load) imposed on purchases
 (as a % of offering price)                                                            4.50%      None      None      None
Maximum contingent deferred sales charge (load) (CDSC)
 (as a % of purchase or sales price, whichever is less)                                None(2)    5.00%     0.75%     None
Exchange fee                                                                           None       None      None      None
Redemption fee (as a % of amount redeemed within
 90 days of purchase, if applicable)(3)                                                1.00%      1.00%     1.00%     1.00%
                                                                                       ----       ----      ----      ----


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(4)



                                                                                      CLASS A   CLASS B   CLASS C   CLASS Y
                                                                                      -------   -------   -------   -------
Management fees                                                                        0.65%      0.65%     0.65%     0.65%
Distribution and/or service (12b-1) fees                                               0.25%      1.00%     0.75%     None
Other expenses(5)                                                                      0.50%      0.50%     0.50%     0.50%
                                                                                       ----       ----      ----      ----
Total annual fund operating expenses                                                   1.40%      2.15%     1.90%     1.15%
                                                                                       ====       ====      ====      ====
Management fees/expense reimbursements                                                   --         --        --        --
                                                                                       ----       ----      ----      ----
Net expenses(6)                                                                        1.40%      2.15%     1.90%     1.15%
                                                                                       ====       ====      ====      ====


-----------------

(1) Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.
(2) Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.
(3) The redemption fee will become effective on or about March 1, 2007 for shareholders who purchase shares of the Fund on or after such date. Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.
(4)  The fees and expenses are based on estimates.
(5) "Other Expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).
(6) The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2007, do not exceed 1.40% for Class A shares, 2.15% for Class B shares, 1.90% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   23

THE UBS FUNDS
--------------------------------------------------------------------------------
UBS EMERGING MARKETS DEBT FUND

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Fund has not projected expenses beyond the three-year period shown because the Fund had not commenced investment operations as of the date of this prospectus.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except as described below.* Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                                               1 YEAR  3 YEARS
                                                               ------  -------
Class A                                                         $586    $873
Class B (assuming sale of all shares at end of period)           718     973
Class B (assuming no sale of shares)                             218     673
Class C (assuming sale of all shares at end of period)           268     597
Class C (assuming no sale of shares)                             193     597
Class Y                                                          117     365


-------------------

* The costs described in the example reflect the "Net expenses" of the Fund that result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only and the costs for the 3 years reflect the "Total annual fund operating expenses" without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond this year, your costs would be expected to be lower than the amounts shown above under the 3 years estimates.


--------------------------------------------------------------------------------
24                                                   UBS Global Asset Management

THE UBS FUNDS

MANAGING YOUR FUND ACCOUNT

FLEXIBLE PRICING

Each Fund offers four classes of shares--Class A, Class B, Class C and Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your shares of the Fund(s). Class Y shares are only available to certain types of investors.

The Funds have adopted separate plans pertaining to the Class A, Class B and Class C shares of the Funds under rule 12b-1 that allow the Funds to pay service and (for Class B and Class C shares) distribution fees for the sale of the Funds' shares and services provided to shareholders. Because the 12b-1 fees for Class B and Class C shares are paid out of a Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges, such as the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A, Class B and Class C shares. See "Sales Charge Waivers for Class A, Class B and Class C Shares" later in this prospectus. You may also qualify for a reduced sales charge on Class A shares. See "Sales Charge Reductions for Class A Shares" later in this prospectus.

CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in a Fund. Each Fund's Class A shares pay an annual service fee of 0.25% of average net assets. Class A shares pay no distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.


The Class A sales charges for each Fund are described in the following tables:

CLASS A SALES CHARGES. UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund and UBS U.S. Small Cap Equity Fund:



                                SALES CHARGE AS A PERCENTAGE OF:      REALLOWANCE TO
                              -----------------------------------     SELECTED DEALERS AS
AMOUNT OF INVESTMENT          OFFERING PRICE  NET AMOUNT INVESTED     PERCENTAGE OF OFFERING PRICE
--------------------          --------------  -------------------     ----------------------------
Less than $50,000             5.50%           5.82%                                 5.00%
$50,000 to $99,999            4.50            4.71                                  4.00
$100,000 to $249,999          3.50            3.63                                  3.00
$250,000 to $499,999          2.50            2.56                                  2.00
$500,000 to $999,999          2.00            2.04                                  1.75
$1,000,000 and over(1)        None            None                    May pay up to 1.00(2)


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   25

THE UBS FUNDS

CLASS A SALES CHARGES. UBS Emerging Markets Debt Fund:



                                SALES CHARGE AS A PERCENTAGE OF:      REALLOWANCE TO
                              -----------------------------------     SELECTED DEALERS AS
AMOUNT OF INVESTMENT          OFFERING PRICE  NET AMOUNT INVESTED     PERCENTAGE OF OFFERING PRICE
--------------------          --------------  -------------------     ----------------------------
Less than $100,000            4.50%           4.71%                                 4.00%
$100,000 to $249,999          3.50            3.63                                  3.00
$250,000 to $499,999          2.50            2.56                                  2.00
$500,000 to $999,999          2.00            2.04                                  1.75
$1,000,000 and over(1)        None            None                    May pay up to 1.00(2)


---------------------------
(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under a Fund's Automatic Cash Withdrawal Plan are not subject to this charge.

(2) For sales of $1 million or more, UBS Global Asset Management (US) Inc. pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million, 0.75% on the next $2 million and 0.50% on the next $5 million.


If you intend to purchase more than $5 million of Class A shares, you should instead purchase Class Y shares, which have lower ongoing expenses.

CLASS B SHARES
Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase price in Fund shares. However, you may have to pay the deferred sales charge when you sell your Fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for the period specified below, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of the specified period, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                                 PERCENTAGE (BASED ON AMOUNT OF
                                 INVESTMENT) BY WHICH THE SHARES'
                                  NET ASSET VALUE IS MULTIPLIED:
                          --------------------------------------------
                          LESS        $100,000    $250,000    $500,000
IF YOU SELL               THAN        TO          TO          TO
SHARES WITHIN:            $100,000    $249,999    $499,999    $999,999
--------------            --------    --------    --------    --------
1st year since purchase   5%          3%          3%          2%
2nd year since purchase   4%          2%          2%          1%
3rd year since purchase   3%          2%          1%          None
4th year since purchase   2%          1%          None        None
5th year since purchase   2%          None        None        None
6th year since purchase   1%          None        None        None
7th year since purchase   None        None        None        None

IF YOU ARE ELIGIBLE FOR A COMPLETE WAIVER OF THE SALES CHARGE ON CLASS A SHARES BECAUSE YOU ARE INVESTING $1 MILLION OR MORE, YOU SHOULD PURCHASE CLASS A SHARES, WHICH HAVE LOWER ONGOING EXPENSES.

--------------------------------------------------------------------------------
26                                                   UBS Global Asset Management

THE UBS FUNDS

Class B shares automatically convert to Class A shares after the end of the sixth year if you purchase less than $100,000, after the end of the fourth year if you purchase at least $100,000 but less than $250,000, after the end of the third year if you purchase at least $250,000 but less than $500,000 and after the end of the second year if you purchase $500,000 or more but less than $1 million. TO QUALIFY FOR THE LOWER DEFERRED SALES CHARGE AND SHORTER CONVERSION SCHEDULE, YOU MUST MAKE THE INDICATED INVESTMENT AS A SINGLE PURCHASE.

Regardless of the amount of the investment, Class B shares of Family Funds ("Family Funds" include other UBS Funds, UBS PACE Select funds and other funds for which UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as principal underwriter) purchased or acquired prior to November 5, 2001 and exchanged (including exchanges as part of a reorganization) for shares of the Funds after November 5, 2001 (collectively, "Prior Class B Shares") are subject to a deferred sales charge at the time of redemption at the following percentages: (i) 5%, if shares are sold within the first year since purchase;
(ii) 4%, if shares are sold within the second year since purchase; (iii) 3%, if shares are sold within the third year since purchase; (iv) 2%, if shares are sold within the fourth or fifth year since purchase; and (v) 1%, if shares are sold within the sixth year of purchase. Prior Class B Shares held longer than six years are not subject to a deferred sales charge and automatically convert to Class A shares, which have lower ongoing expenses.

We will not impose the deferred sales charge on Class B shares purchased by reinvesting dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Automatic Cash Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

-    First, Class B shares representing reinvested dividends, and

-    Second, Class B shares that you have owned the longest.

CLASS C SHARES

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets for the UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund and UBS U.S. Small Cap Equity Fund and 0.50% of average net assets for the UBS Emerging Markets Debt Fund. Class C shares of each Fund also pay an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge of 1.00% for the UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund and UBS U.S. Small Cap Equity Fund and 0.75% for the UBS Emerging Markets Debt Fund, applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% for the UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund and UBS U.S. Small Cap Equity Fund and 0.75% for the UBS Emerging Markets Debt Fund by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

CLASS A FRONT-END SALES CHARGE WAIVERS--Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1. Redemptions from any registered mutual fund for which UBS Global AM (US) or any of its affiliates serves as principal underwriter if you:

     -    Originally paid a front-end sales charge on the shares; and

     -    Reinvest the money within 60 days of the redemption date.

The Funds' front-end sales charges will also not apply to Class A purchases by or through:

1. Employees of UBS AG and its subsidiaries and members of the employees' immediate families;

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THE UBS FUNDS

and members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serve as principal underwriter.

2. Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

3. Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

4. Broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

5. Employees of broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

6.   Insurance company separate accounts.

7.   Reinvestment of capital gains distributions and dividends.

8. College savings plans organized under Section 529 of the Internal Revenue Code (the "IRC").

9. A UBS Financial Services Inc. Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm, and

     - you were the Financial Advisor's client at the competing brokerage firm;

     - within 90 days of buying shares in the Fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

     - you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

CLASS A, CLASS B AND CLASS C SHARES CONTINGENT DEFERRED SALES CHARGE WAIVERS--The contingent deferred sales charge will be waived for:

- Exchanges between funds for which UBS Global AM (US) or one of its affiliates serves as principal underwriter, if purchasing the same class of shares;

- Redemptions following the death or disability of the shareholder or beneficial owner;

-    Tax-free returns of excess contributions from employee benefit plans;

- Distributions from employee benefit plans, including those due to plan termination or plan transfer;

- Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

     --are limited annually to no more than 12% of the original account value;

     --are made in equal monthly amounts, not to exceed 1% per month; and

     --the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

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THE UBS FUNDS

-    Redemptions of shares purchased through certain retirement plans.

SALES CHARGE REDUCTIONS FOR CLASS A SHARES RIGHT OF ACCUMULATION

A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class B, Class C, Class P and/or Class Y shares of Family Funds1 already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class B, Class C, Class P and/or Class Y shares, as well as those Class A, Class B, Class C, Class P and/or Class Y shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class B, Class C, Class P and/or Class Y shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class B, Class C, Class P and/or Class Y shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made, the investor or institution must provide UBS Global AM (US) with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS Global AM (US) at any time as to purchases occurring thereafter.

Shares purchased through a broker/dealer may be subject to different procedures concerning Rights of Accumulation. Please contact your investment professional for more information.

LETTER OF INTENT
Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds1. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A, Class B, Class C and/or Class Y shares made not more than three months prior to the date that the investor signs a Letter of Intent and during the 13-month period in which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, which must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.

Letter of Intent forms may be obtained from UBS Global AM (US) or from investment professionals. Investors should read the Letter of Intent carefully.

Shares purchased through a broker/dealer may be subject to different procedures concerning Letters of Intent. Please contact your investment professional for more information.


------------------
(1) Please note that any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the forms of a Letter of Intent.

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THE UBS FUNDS

NOTE ON SALES CHARGE REDUCTIONS AND WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

Additional information concerning sales charge reductions and waivers is available in the Funds' SAI. If you think you qualify for any of the sales charge waivers or reductions described previously, you may need to notify and/or provide documentation to UBS Global AM (US). You will also need to notify UBS Global AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to UBS Global AM (US) may include:

- Information or records regarding shares of the Fund or other funds held in all accounts at any financial intermediary;

- Information or records regarding shares of the Fund or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

- Any information that may be necessary for UBS Global AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your investment professional or call 1-800-647 1568. If you want information on the Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional. Also, information regarding the Funds' distribution arrangements and the applicable sales charge reductions and waivers is available on the Funds' Web Site, free of charge, at http://www.ubs.com/globalam.

CLASS Y SHARES

Shareholders pay no front-end sales charges on Class Y shares. However, UBS Global AM (US), as principal underwriter of the Funds, may make payments out of its own resources, to affiliated (UBS Financial Services Inc.) and unaffiliated dealers, pursuant to written dealer agreements as follows: a one time finder's fee consistent with the Fund's Class A share Reallowance to Selected Dealers' schedule (see pages 25-26) and beginning in month 13, an ongoing fee in an amount up to 20 basis points for an equity, asset allocation or a balanced Fund and 15 basis points for a fixed income Fund. UBS Global AM (US) does not make these payments on employee related Class Y share accounts and reserves the right not to make these payments if it determines, in its sole discretion, that a dealer has been acting to the detriment of the Fund.

The following are eligible to purchase Class Y shares:

- Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

- Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

- Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

- Banks, registered investment advisors and other financial institutions purchasing fund shares for their clients as part of a discretionary asset allocation model portfolio;

- College savings plans organized under Section 529 of the IRC, if shareholder servicing fees are paid exclusively outside of the participating funds;

-    Other investors as approved by the Funds' Board of Trustees;

- Shareholders who invest a minimum initial amount of $5 million in a Fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimums;

- Foundations, Endowments and Religious and other charitable organizations described in Section 501(c)(3) of the IRC that invest a minimum initial amount of $2,500,000;

- Employees of UBS Global AM (Americas) or UBS Global AM (US) as long as the employee establishes an account in his or her name directly at the

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THE UBS FUNDS

Funds' transfer agent and purchases a minimum initial amount of $50,000; and

- Members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established by the member in his or her name directly at the Funds' transfer agent.

Class Y shares do not pay ongoing 12b-1 distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.

BUYING SHARES
You can buy Fund shares through your investment professional at a broker-dealer or other financial institution with which UBS Global AM (US) has a dealer agreement.

If you wish to invest in other Family Funds, you can do so by:

- Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM (US));

- Buying shares through the transfer agent as described later in this prospectus; or

-    Opening an account by exchanging shares from another Family Fund.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a purchase. UBS Financial Services Inc. currently charges a fee of $5.25.

The Funds and UBS Global AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

THROUGH FINANCIAL INSTITUTIONS/PROFESSIONALS
As mentioned above, the Funds have entered into one or more sales agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may in some cases be authorized to accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee receives the order in good form. Such orders will be priced at the Fund's net asset value next computed after such order is received in good form by the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you purchased shares directly from the Funds. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Funds.

ADDITIONAL COMPENSATION TO AFFILIATED DEALER
UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

- 0.05% of the value (at the time of sale) of all shares of a Fund sold through UBS Financial Services Inc.; and

- a monthly retention fee at the annual rate of 0.10% of the value of shares of an equity Fund and 0.075% of the value of shares of a fixed income Fund that are held in a UBS Financial Services Inc. account at month-end. A blended rate is applied for allocation or balanced Funds.

The foregoing payments are made by UBS Global AM (US) out of its own resources.

MINIMUM INVESTMENTS:

Class A, Class B and Class C shares:

To open an account      $1,000
To add to an account    $  100

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THE UBS FUNDS

The Funds may waive or reduce these amounts for:

-    Employees of UBS Global AM (US) or its affiliates; or

- Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Funds' automatic investment plan.

MARKET TIMERS--The interests of the Funds' long-term shareholders and their ability to manage their investments may be adversely affected when their shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." Market timing may cause a Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. Market timing also may materially increase a Fund's transaction costs, administrative costs or taxes. These factors may hurt a Fund's performance and its shareholders.

In addition, the nature of a Fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the Fund's portfolio holdings and the reflection of that change in the Fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if a Fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the Fund calculates its net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest indications of value at the time the Fund calculates its net asset value. A Fund also may be subject to arbitrage market timing because the Fund may have significant holdings in smaller cap securities, which may have market prices that do not accurately reflect the latest indications of value of these securities at the time that the Fund calculates its net asset value due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the Funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

The Board of Trustees of the Trust has adopted the following policies as a means to discourage, detect and prevent market timing. A Fund will reject purchase orders and exchanges into the Fund by any person, group or account that UBS Global AM (Americas), as the Funds' Advisor and Administrator, determines to be a market timer. UBS Global AM (Americas) maintains market timing prevention procedures under which it reviews daily reports from the Funds' transfer agent of all accounts that engaged in transactions in Fund shares that exceed a specified monetary threshold and effected such transactions within a certain period of time to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS Global AM (Americas) will consider the potential harm of the trading or exchange activity to a Fund or its shareholders. If UBS Global AM (Americas) determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the Funds. Additionally, in making a determination as to whether a shareholder has engaged in market timing, the shareholder's account may be temporarily barred from making additional investments into a Fund pending a definitive determination. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS Global AM (Americas) will prohibit the Financial Advisor from making additional purchases of the Fund on behalf of its clients.

Shares of the Funds may be held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with the Funds for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS Global AM (Americas) reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify

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32                                                   UBS Global Asset Management
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THE UBS FUNDS

an unusual pattern of trading activity within a short period of time. If UBS Global AM (Americas) detects an unusual pattern of trading activity, UBS Global AM (Americas) will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary provide underlying account detail. If UBS Global AM (Americas) identifies market timing activity, it will instruct the Financial Intermediary to block the customer or participant from further purchases of Fund shares. In the event that the Financial Intermediary cannot identify and block the customer or participant, UBS Global AM (Americas) will require the Financial Intermediary to block the particular plan from further purchases of Fund shares. UBS Global AM (Americas) also will periodically request underlying account detail for omnibus accounts for review and analysis.

While the Funds will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Funds' efforts may not be completely successful in minimizing or eliminating such trading activity.

When it is determined that a Financial Intermediary's frequent trading policies and procedures sufficiently protect Fund shareholders, the Funds and UBS Global AM (Americas) may rely on the Financial Intermediary's frequent trading policies and procedures with respect to transactions by shareholders investing through the Financial Intermediary rather than applying the Funds' market timing prevention procedures. The types of Financial Intermediaries that may have frequent trading policies and procedures on which the Funds and UBS Global AM (Americas) may rely may include broker-dealers, advisers, clearing firms, bank trust departments, retirement plan administrators, other record keepers and certain wrap fee program/platforms. In such cases, a Financial Intermediary through which a shareholder may own Fund shares may impose frequent trading restrictions that differ from those of the Funds. If you have purchased shares through a Financial Intermediary as described above, you should contact your Financial Intermediary to determine the frequent trading restrictions that apply to your account.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan and redemptions by wrap fee accounts that have an automatic rebalancing feature and that have been identified to the Funds' principal underwriter and transfer agent.

SELLING SHARES
You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, a Fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, a Fund may delay payment until it verifies that it has received good payment. If you hold your shares through a financial institution, you can sell shares by contacting your investment professional, or an Authorized Dealer or Sub-designee, for more information. Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees. If you purchased shares through the Funds' transfer agent, you may sell them as explained later in this prospectus.

If you sell Class A shares and then repurchase Class A shares of the same Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

The Funds reserve the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, you might incur brokerage costs converting the securities to cash.

It costs the Funds money to maintain shareholder accounts. Therefore, the Funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500. Any applicable deferred sales charge may be assessed on such redemptions. If a

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THE UBS FUNDS

Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a Fund may not be able to maintain your account. If a Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS Global AM (Americas) reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

REDEMPTION FEE
The redemption fees for each class of shares of each Fund (except Class A and Class Y shares of the UBS Emerging Markets Equity Fund) will become effective on or about March 1, 2007 for shareholders who purchase shares of the Funds on or after such date. The UBS Emerging Markets Equity Fund's Class A and Class Y shares redemption fees are currently in effect.

If you sell or exchange any class of shares of a Fund less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. This amount will be paid to the applicable Fund, not to the Advisor or UBS Global AM
(US). The redemption fee is designed to offset the costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee. The redemption fee will not apply to shares of the Funds that:

- are held in certain omnibus accounts of certain Financial Intermediaries, such as broker-dealers or qualified retirement plans including 401 (k), 403(b) or 457 plans or plans administered as college savings programs under
     Section 529 of the IRC, if those institutions have not implemented the system changes necessary to be capable of processing the redemption fee. However, account holders whose investments in a Fund are held in omnibus accounts through certain other Financial Intermediaries may be subject to the redemption fee on terms that are generally in accordance with the redemption fee terms as described in this prospectus but that may differ in certain details. For certain retirement plans treated as omnibus accounts by the Funds' transfer agent or principal underwriter, the redemption fee will be waived on non-participant initiated exchanges or redemptions;

-    are sold or exchanged under automatic withdrawal plans;

- are held by investors in certain asset allocation programs that offer automatic rebalancing or wrap-fee or similar fee-based programs and that have been identified to the Funds' principal underwriter and transfer agent, except to the extent that transactions in those programs are shareholder initiated;

-    are sold due to death or disability of the shareholder; or

- UBS Global AM (Americas), in its sole discretion, deems reasonable, in light of the circumstances.

EXCHANGING SHARES
You may exchange Class A, Class B or Class C shares of a Fund for shares of the same class of most other Family Funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares but shareholders may be subject to a redemption fee as noted above. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. A Fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the Fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other Fund.

You may exchange shares of one Fund for shares of another Fund only after the first purchase has settled and the first Fund has received your payment.

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34                                                   UBS Global Asset Management
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THE UBS FUNDS

If you hold your Fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold Fund shares through the Funds' transfer agent, you may exchange your shares as explained below.

The Funds may modify or terminate the exchange privilege at any time.

TRANSFER AGENT
If you wish to invest in these Funds or any other of the Family Funds through the Funds' transfer agent, PFPC Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the Funds' transfer agent. Your letter must include:

-    Your name and address;

-    Your account number;

- The name of the Fund whose shares you are selling, and if exchanging shares, the name of the Fund whose shares you want to buy;

-    The dollar amount or number of shares you want to sell and/or exchange; and

- A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Funds will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:

PFPC Inc.
UBS Global Asset Management
P.O. Box 9786
Providence, RI 02940

You do not have to complete an application when you make additional investments in the same Fund.

TRANSFER OF ACCOUNTS
If you hold Class A, Class B, Class C or Class Y shares of a Fund in a brokerage account and you transfer your brokerage accounts to another firm, your Fund shares will be moved to an account with PFPC Inc., the Funds' transfer agent. However, if the other firm has entered into a dealer agreement relating to the Fund with UBS Global AM (US), the Funds' principal underwriter, you may be able to hold Fund shares in an account with the other firm.

PRICING AND VALUATION
The price at which you may buy, sell or exchange Fund shares is based on the net asset value per share. Each Fund calculates net asset value on days that the New York Stock Exchange ("NYSE") is open. Each Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and a Fund does not price its shares, on most national holidays and on Good Friday.

Your price for buying, selling or exchanging shares of a Fund will be based on the net asset value (adjusted for any applicable sales charges and redemption fees) that is next calculated after the Fund (or an Authorized Dealer or Sub-designee) receives your order in good form. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the Fund.

Each Fund calculates its net asset value based on the current market value of its portfolio securities. Each Fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or, if market prices are not readily available, valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Trust's Board of Trustees. Each Fund normally uses the amortized cost method to value short-term obligations that will mature in 60 days or less.

The Trust's Board of Trustees has delegated to the UBS Global Asset Management Funds' Valuation

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UBS Global Asset Management                                                   35

THE UBS FUNDS

Committee the responsibility for making fair value determinations with respect to the Funds' portfolio securities. The types of securities for which such fair value pricing may be necessary include, but are not limited to: foreign securities under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that are in default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The need to fair value the Funds' portfolio securities may also result from low trading volume in foreign markets or thinly traded domestic securities, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price.

Each Fund expects to price most of its portfolio securities based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized matrix system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities also may be valued based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. If a Fund concludes that a market quotation is not readily available for a portfolio security for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Fund will use fair value methods to reflect those events. This policy is intended to assure that each Fund's net asset value fairly reflects security values as of the time of pricing. Certain Funds also may use a systematic fair valuation model provided by an independent third party in order to adjust the last sales prices of securities principally traded in foreign markets because such last sales prices may no longer reflect the current market value of such foreign securities at the time that the Funds' price their shares.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share. As a result, a Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain Funds may invest in securities that trade primarily in foreign markets that trade on weekends or other days on which the Funds do not calculate their net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares.

MANAGEMENT

INVESTMENT ADVISOR

UBS Global Asset Management (Americas) Inc. ("UBS Global AM (Americas)" or the "Advisor"), a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the SEC. UBS Global AM (Americas) serves as the investment advisor to the Funds by managing the investment of assets of each Fund. As of June 30, 2006, the Advisor had approximately $128.2 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $629.7 billion in assets under management as of June 30, 2006. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.


--------------------------------------------------------------------------------
36                                                   UBS Global Asset Management

THE UBS FUNDS

The Funds have not yet commenced operations as of the date of this prospectus. A discussion regarding the basis for the Board of Trustees' annual approval of the investment advisory agreements between the Trust and Advisor on behalf of each Fund will be available in future annual or semiannual reports to shareholders of the Fund.

PORTFOLIO MANAGEMENT
The Advisor's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Information is provided below for those portfolio managers within each investment management team that are primarily responsible for coordinating the day-to-day management of each Fund.

UBS EMERGING MARKETS EQUITY FUND
Mr. Mehran Nakhjavani is the lead portfolio manager for the Fund. Mr. Nakhjavani has access to certain members of the international equity investment management team, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Mr. Nakhjavani, as lead portfolio manager and coordinator for management of the Fund, has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objective and strategies. Information about Mr. Nakhjavani is provided below.

Mehran Nakhjavani is a portfolio manager at UBS Global Asset Management. Mr. Nakhjavani has been an Executive Director of UBS Global Asset Management since 1998 and the portfolio manager of the Fund since its inception.

UBS U.S. REAL ESTATE EQUITY FUND
Mr. Bruce C. Ebnother is the lead portfolio manager for the UBS U.S. Real Estate Equity Fund. Mr. Ebnother has access to certain members of the Global Real Estate Securities investment management team, each of whom is allocated a specified portion of each portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various sectors and markets in which the Fund invests. Mr. Ebnother, as coordinator, has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objective and strategies. Information about Mr. Ebnother is provided below.

Bruce C. Ebnother is Head of Global Real Estate Securities at UBS Global Asset Management. Mr. Ebnother is also an Executive Director of UBS Global Asset Management and has been an investment professional with UBS Global Asset Management since 1996 and a portfolio manager of the Fund since its inception.

UBS U.S. Small Cap Equity Fund
Mr. Wilfred Talbot is the lead portfolio manager for the UBS U.S. Small Cap Equity Fund. He and his team of analysts work exclusively on small cap core and small cap value investing. Each small cap analyst is assigned a set of industries. The analyst is then responsible for stock selection in those industries. Mr. Talbot oversees the research, conducts research on industries assigned to him, and constructs the small cap portfolios. Mr. Talbot reviews the overall composition of the portfolio to ensure its compliance with its stated investment objective and strategies. Information about Mr. Talbot is provided below.

Wilfred Talbot is a Managing Director of UBS Global Asset Management and has been with the firm since 1997. Mr. Talbot also has been the portfolio manager of the Fund since its inception.

UBS Emerging Markets Debt Fund
Uwe Schillhorn is the lead portfolio manager for the UBS Emerging Markets Debt Relationship Fund. Mr. Schillhorn has access to certain members of the

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   37

THE UBS FUNDS

Emerging Market Debt investment management team, each of whom is allocated specific responsibilities for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the UBS Emerging Markets Debt Relationship Fund invests. Mr. Schillhorn, as lead portfolio manager and coordinator for management of the UBS Emerging Markets Debt Relationship Fund, has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objective and strategies. Information about Mr. Schillhorn is provided below.

Uwe Schillhorn is the Head of Emerging Markets Debt at UBS Global Asset Management. Mr. Schillhorn has been an Executive Director of UBS Global Asset Management since 1997. Mr. Schillhorn has been the portfolio manager of UBS Emerging Markets Debt Relationship Fund since its inception.

The Funds' SAI provides information about each Fund's portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

ADVISORY FEES
The investment advisory fees (expressed as a percentage of average net assets) payable to the Advisor, before fee waivers and/or expense reimbursements, if applicable, by each Fund, are presented in the table below.

The Advisor has contractually agreed to waive its fees and/or reimburse certain expenses so that the total operating expenses of the Funds do not exceed the amounts listed in the footnotes to the Expense Tables.

The contractual fee waiver and/or expense reimbursement agreement will remain in place for the Funds' fiscal year ending June 30, 2007. Thereafter, the expense limit for each of the applicable Funds will be reviewed each year, at which time the continuation of the expense limit will be discussed by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.


                                        ADVISORY
                                        FEE AS OF
                                        JUNE 30,
FUND                                    2006
----                                    ---------
UBS Emerging Markets Equity Fund        1.10%
UBS U.S. Real Estate Equity Fund        0.90%
UBS U.S. Small Cap Equity Fund          1.00%
UBS Emerging Markets Debt Fund          0.65%


DISCLOSURE OF PORTFOLIO HOLDINGS

ADMINISTRATOR

UBS Global AM (Americas) is also the administrator of the Funds. Each Fund pays UBS Global AM (Americas) an annual contract rate of 0.075% of its average daily net assets for administrative services.

The Funds will generally post on their Web Site at http://www.ubs.com/globalam, the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end, 25 calendar days after the end of the calendar

--------------------------------------------------------------------------------
38                                                   UBS Global Asset Management

THE UBS FUNDS

quarter. Each Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q will be available on the SEC's Web Site at www.sec.gov. The Funds' Forms N-Q will be able to be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 202-551 8090. Additionally, you will be able to obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year will be filed with the SEC on Form N-CSR and will appear in the semiannual and annual reports, respectively, sent to shareholders. The semiannual and annual reports for each Fund will be posted on the Funds' Web Site at http://www.ubs.com/globalam. Please consult the Funds' SAI for a description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

DIVIDENDS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Income dividends are normally declared, and paid, by the UBS Emerging Markets Debt Fund monthly and by the UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund and UBS U.S. Small Cap Equity Fund annually. Capital gains, if any, are declared and distributed in December. The amount of any distributions will vary, and there is no guarantee that a Fund will pay either income dividends or capital gain distributions.

Classes with higher expenses are expected to have lower income dividends. For example, Class B and Class C shares are expected to have the lowest dividends of a Fund's shares, while Class Y shares are expected to have the highest.

You will receive income dividends and capital gain distributions in additional shares of the same class of a Fund unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Clients who own Fund shares through certain wrap fee programs may not have the option of electing to receive dividends in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

If you invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is known as "buying a dividend."

TAXES

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. As such, each Fund generally pays no federal income tax on the income and gains it distributes to you. In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

Mutual funds may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions a Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   39

THE UBS FUNDS

Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by certain Funds may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates, provided certain holding period requirements are met.

By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

A Fund also must withhold if the IRS instructs it to do so.

When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Any foreign taxes a Fund pays on its investments may be passed through to you as a foreign tax credit.

Taxable distributions to non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate. Distributions to non-U.S. investors from short-term capital gains and interest income from U.S. sources are expected to be subject to U.S. withholding tax because certain detailed information necessary for an exemption is not maintained or expected to be available. Non-U.S. investors also may be subject to U.S. estate tax and are subject to special U.S. tax certification requirements.

This discussion of "Dividends and Taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.


--------------------------------------------------------------------------------
40                                                   UBS Global Asset Management

THE UBS FUNDS

SUPPLEMENTAL INVESTMENT ADVISOR PERFORMANCE INFORMATION

Because the Advisor has managed other advisory accounts for many years in a substantially similar manner to the way in which the Advisor manages the Funds, the following supplemental performance information is being provided to assist prospective investors in making an informed investment decision. The tables on the following pages provide performance information for composites of all applicable advisory accounts ("Account Composite Performance") managed by the Advisor with substantially similar investment objectives, policies and investment strategies as the applicable Funds. The Account Composite Performance was obtained from the records maintained by the Advisor, and is adjusted to reflect each applicable Fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable. The following presentation also shows the Account Composite Performance adjusted to reflect each applicable Fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable, and also reflects the Class A front-end sales charge of 5.50% or 4.50%, as applicable. The performance of one or more appropriate unmanaged benchmark indexes, not adjusted for any fees or expenses, is also provided for each composite.

Please note that the Account Composite Performance is not the Funds' own historical performance. The Account Composite Performance should not be considered a substitute for the Funds' performance, and the Account Composite Performance is not necessarily an indication of the Funds' future performance. The accounts included in the Account Composite Performance were not necessarily subject to certain investment limitations, diversification requirements and other restrict ions imposed on mutual funds by the Investment Company Act of 1940 and the IRC, which, if applicable, may have adversely affected the performance of these accounts.

The Account Composite Performance may be calculated differently than the method used for calculating Fund performance pursuant to SEC guidelines. Composites consisting of more than one portfolio are asset weighted by beginning-of-period asset values. Investment results are time-weighted performance calculations representing total return. Returns are calculated using geometric linking of monthly returns. Composites are valued at least monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Interest income from fixed income securities is accrued, and equity dividends are accrued as of the ex-dividend date. Investment transactions are accounted for on a trade date basis. Results include all actual fee-paying, discretionary client portfolios including those clients no longer with the Advisor. Portfolios are included in the composite beginning with the first full month of performance to the present or to the cessation of the client's relationship with the Advisor. Terminated accounts are included through the last full month in which they were fully invested, and no alterations of composites have occurred due to changes in personnel.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   41

THE UBS FUNDS

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS EMERGING MARKETS EQUITY FUND

COMPOSITE PERFORMANCE: EMERGING MARKETS EQUITY COMPOSITE
AUGUST 1, 1995 THROUGH DECEMBER 31, 2005


[CHART]

                   NET               NET               GROSS              BENCHMARK         BENCHMARK
YEAR               RETURN (%)(1)     RETURN (%)(2)     RETURN (%)         RETURN (%)(3)     RETURN (%)(4)
----               -------------     -------------     ----------         -------------     --------------
1995               -11.98%            -6.86%            -6.14%             -4.13%
1996                 1.92%             7.85%             9.83%              6.03%
1997               -16.32%           -11.44%            -9.79%            -11.59%
1998               -28.88%           -24.74%           -23.31%            -25.34%
1999                54.61%            63.60%            66.51%             66.41%            65.98%
2000               -33.44%           -29.56%           -28.22%            -30.61%           -30.65%
2001                -7.10%            -1.70%             0.13%             -2.37%            -2.80%
2002               -10.36%            -5.15%            -3.38%             -6.00%            -6.28%
2003                44.86%            53.29%            56.03%             56.28%            55.66%
2004                19.42%            26.37%            28.66%             25.95%            25.55%
2005                27.01%            34.40%            36.83%             34.54%            33.91%


COMPOSITE PERFORMANCE: EMERGING MARKETS EQUITY COMPOSITE
FOR PERIODS ENDED DECEMBER 31, 2005


                                                                                                                         BENCHMARK
YEAR               NET RETURN (%)(1)       NET RETURN (%)(2)       GROSS RETURN (%)        BENCHMARK RETURN (%)(3)     RETURN (%)(4)
----               -----------------       -----------------       ----------------        -----------------------     -------------
1 year                 27.01%                34.40%                   36.83%                     34.54%                    33.91%
5 years                18.07%                19.41%                   21.59%                     19.44%                    18.98%
10 years                6.63%                 7.23%                    9.21%                      6.98%                     N/A
Since inception         5.63%                 6.21%                    8.17%                      6.26%                     N/A


(1) Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3)  The benchmark is the MSCI Emerging Markets Index (gross) (in USD).
(4) The benchmark is the MSCI Emerging Markets Index (net) (in USD). The MSCI Emerging Markets Index (net) (in USD)'s inception date is June 30, 1998. This benchmark has been calculated net of withholding tax from a US perspective.


--------------------------------------------------------------------------------
42                                                   UBS Global Asset Management

THE UBS FUNDS

SUPPLEMENTAL PERFORMANCE INFORMATION FOR UBS EMERGING MARKETS EQUITY FUND

COMPOSITE PERFORMANCE: EMERGING MARKETS EQUITY COMPOSITE
AUGUST 1, 1995 THROUGH DECEMBER 31, 2005


                                                                                                BENCHMARK
YEAR    NET RETURN (%)(1)     NET RETURN (%)(2)   GROSS RETURN (%)   BENCHMARK RETURN (%)(3)   RETURN (%)(4)
1995+      - 11.98%               - 6.86%            - 6.14%             - 4.13%                   N/A
1996          1.92%                 7.85%              9.83%               6.03%                   N/A
1997       - 16.32%              - 11.44%            - 9.79%            - 11.59%                   N/A
1998       - 28.88%              - 24.74%           - 23.31%            - 25.34%                   N/A
1999         54.61%                63.60%             66.51%              66.41%                  65.98%
2000       - 33.44%              - 29.56%           - 28.22%            - 30.61%                - 30.65%
2001        - 7.10%               - 1.70%              0.13%             - 2.37%                 - 2.80%
2002       - 10.36%               - 5.15%            - 3.38%             - 6.00%                 - 6.28%
2003         44.86%                53.29%             56.03%              56.28%                  55.66%
2004         19.42%                26.37%             28.66%              25.95%                  25.55%
2005         27.01%                34.40%             36.83%              34.54%                  33.91%

----------------------

(1) Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3)  The benchmark is the MSCI Emerging Markets Index (gross) (in USD).
(4) The benchmark is the MSCI Emerging Markets Index (net) (in USD). The MSCI Emerging Markets Index (net) (in USD)'s inception date is June 30, 1998. This benchmark has been calculated net of withholding tax from a US perspective.
+    Performance is presented for August 1, 1995 through December 31, 1995.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   43

THE UBS FUNDS

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS U.S. REAL ESTATE EQUITY FUND

COMPOSITE PERFORMANCE: U.S. REAL ESTATE INVESTMENT TRUSTS COMPOSITE OCTOBER 1, 1996 THROUGH DECEMBER 31, 2005

[CHART]

                        NET              NET             GROSS            BENCHMARK          BENCHMARK
YEAR               RETURN (%)(1)    RETURN (%)(2)      RETURN (%)       RETURN (%)(3)      RETURN (%)(4)
----               -------------    -------------      ----------       ------------       -------------
1996                13.35%             19.94%             20.31%            8.34%              19.97%
1997                21.47%             28.54%             30.17%           33.36%              18.58%
1998               -26.75%            -22.49%            -21.46%           28.58%             -16.90%
1999                -8.22%             -2.88%             -1.61%           21.04%              -4.55%
2000                19.90%             26.88%             28.50%           -9.10%              26.81%
2001                 4.19%             10.25%             11.68%          -11.88%              12.83%
2002                -1.21%              4.54%              5.89%          -22.10%               3.64%
2003                29.87%             37.43%             39.17%           28.68%              36.74%
2004                25.03%             32.31%             33.99%           10.88%              31.49%
2005                 7.34%             13.58%             15.04%            4.91%              12.13%

COMPOSITE PERFORMANCE: U.S. REAL ESTATE INVESTMENT TRUSTS COMPOSITE FOR PERIODS ENDED DECEMBER 31, 2005



                                                                                                                      BENCHMARK
YEAR              NET RETURN (%)(1)    NET RETURN (%)(2)       GROSS RETURN (%)        BENCHMARK RETURN (%)(3)        RETURN (%)(4)
----              -----------------    -----------------       ----------------        -----------------------        -------------
1 year             7.34%               13.58%                  15.04%                  4.91%                          12.13%
5 years           17.60%               18.94%                  20.47%                  0.55%                          18.71%
Since inception   13.82%               14.52%                  16.00%                  8.35%                          14.05%


--------------------

(1) Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) This benchmark is the S&P 500 Index. The S&P 500 Index is a broad based capitalization weighted index which primarily includes common stocks.
(4) This benchmark is the MSCI US REIT Index. The MSCI US REIT Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.


--------------------------------------------------------------------------------
44                                                   UBS Global Asset Management

THE UBS FUNDS

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS U.S. REAL ESTATE EQUITY FUND

COMPOSITE PERFORMANCE: U.S. REAL ESTATE INVESTMENT TRUSTS COMPOSITE OCTOBER 1, 1996 THROUGH DECEMBER 31, 2005



                                                                                                              BENCHMARK
YEAR    NET RETURN (%)(1)       NET RETURN (%)(2)       GROSS RETURN (%)        BENCHMARK RETURN (%)(3)      RETURN (%)(4)
----    -----------------       -----------------       ----------------        -----------------------      -------------
1996+        13.35%                 19.94%                 20.31%                      8.34%                     19.97%
1997         21.47%                 28.54%                 30.17%                     33.36%                     18.58%
1998       - 26.75%               - 22.49%               - 21.46%                     28.58%                   - 16.90%
1999        - 8.22%                - 2.88%                - 1.61%                     21.04%                    - 4.55%
2000         19.90%                 26.88%                 28.50%                    - 9.10%                     26.81%
2001          4.19%                 10.25%                 11.68%                   - 11.88%                     12.83%
2002        - 1.21%                  4.54%                  5.89%                   - 22.10%                      3.64%
2003         29.87%                 37.43%                 39.17%                     28.68%                     36.74%
2004         25.03%                 32.31%                 33.99%                     10.88%                     31.49%
2005          7.34%                 13.58%                 15.04%                      4.91%                     12.13%


-----------------------

(1) Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) This benchmark is the S&P 500 Index. The S&P 500 Index is a broad based capitalization weighted index which primarily includes common stocks.
(4) This benchmark is the MSCI US REIT Index. The MSCI US REIT Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.
+    Performance presented for October 1, 1996 through December 31, 1996.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   45

THE UBS FUNDS

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS U.S. SMALL CAP EQUITY FUND

COMPOSITE PERFORMANCE: U.S. SMALL CAP EQUITY COMPOSITE+
JANUARY 1, 1987 THROUGH DECEMBER 31, 2005


[CHART]

                     NET               NET             GROSS            BENCHMARK
YEAR             RETURN (%)(1)     RETURN (%)(2)     RETURN (%)        RETURN (%)(3)
----             -------------     -------------     ----------        -------------
1987               -4.08%             1.51%             2.94%             -8.77%
1988               35.26%            43.13%            45.07%             24.89%
1989               16.69%            23.48%            25.18%             16.25%
1990               -8.05%            -2.70%            -1.33%            -19.51%
1991               36.87%            44.83%            46.80%             46.06%
1992               15.50%            22.22%            23.91%             18.41%
1993                4.85%            10.95%            12.49%             18.91%
1994               -6.27%            -0.81%             0.58%             -1.82%
1995               23.03%            30.20%            31.98%             28.44%
1996               18.44%            25.34%            27.06%             16.50%
1997               22.58%            29.72%            31.49%             22.36%
1998              -11.95%            -6.83%            -5.51%             -2.55%
1999               -4.14%             1.44%             2.86%             21.26%
2000                2.30%             8.25%             9.76%             -3.02%
2001                8.79%            15.13%            16.72%              2.49%
2002              -10.75%            -5.56%            -4.23%            -20.48%
2003               28.70%            36.12%            37.98%             47.25%
2004               11.06%            17.39%            19.01%             18.33%
2005               -2.85%             2.80%             4.24%              4.55%


COMPOSITE PERFORMANCE: U.S. SMALL CAP EQUITY COMPOSITE
FOR PERIODS ENDED DECEMBER 31, 2005


YEAR               NET RETURN (%)(1)       NET RETURN (%)(2)       GROSS RETURN (%)        BENCHMARK RETURN (%)(3)
----               -----------------       -----------------       ----------------        -----------------------
1 year                 - 2.85%                   2.80%                   4.24%                        4.55%
5 years                 11.04%                  12.30%                  13.86%                        8.22%
10 years                10.87%                  11.50%                  13.05%                        9.26%
Since inception         14.18%                  14.52%                  16.11%                       10.53%

-------------------

(1) Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3) The benchmark is the Russell 2000 Index. The Russell 2000 Index is an index composed of the 2,000 smallest companies in The Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
+ Certain investments in this strategy are initial public offerings and may have caused the performance of the composite to be higher than could have been achieved without such investments, which are of limited availability.

--------------------------------------------------------------------------------
46                                                   UBS Global Asset Management

THE UBS FUNDS

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS U.S. SMALL CAP EQUITY FUND

COMPOSITE PERFORMANCE: U.S. SMALL CAP EQUITY COMPOSITE+
JANUARY 1, 1987 THROUGH DECEMBER 31, 2005


YEAR   NET RETURN (%)(1)       NET RETURN (%)(2)       GROSS RETURN (%)        BENCHMARK RETURN (%)(3)
----   -----------------       -----------------       ----------------        -----------------------
1987      - 4.08%                     1.51%                  2.94%                    - 8.77%
1988       35.26%                    43.13%                 45.07%                     24.89%
1989       16.69%                    23.48%                 25.18%                     16.25%
1990      - 8.05%                   - 2.70%                - 1.33%                   - 19.51%
1991       36.87%                    44.83%                 46.80%                     46.06%
1992       15.50%                    22.22%                 23.91%                     18.41%
1993        4.85%                    10.95%                 12.49%                     18.91%
1994      - 6.27%                   - 0.81%                  0.58%                    - 1.82%
1995       23.03%                    30.20%                 31.98%                     28.44%
1996       18.44%                    25.34%                 27.06%                     16.50%
1997       22.58%                    29.72%                 31.49%                     22.36%
1998     - 11.95%                   - 6.83%                - 5.51%                    - 2.55%
1999      - 4.14%                     1.44%                  2.86%                     21.26%
2000        2.30%                     8.25%                  9.76%                    - 3.02%
2001        8.79%                    15.13%                 16.72%                      2.49%
2002     - 10.75%                   - 5.56%                - 4.23%                   - 20.48%
2003       28.70%                    36.12%                 37.98%                     47.25%
2004       11.06%                    17.39%                 19.01%                     18.33%
2005      - 2.85%                     2.80%                  4.24%                      4.55%


-----------------

(1) Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3) The benchmark is the Russell 2000 Index. The Russell 2000 Index is an index composed of the 2,000 smallest companies in The Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
+ Certain investments in this strategy are initial public offerings and may have caused the performance of the composite to be higher than could have been achieved without such investments, which are of limited availability.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   47

THE UBS FUNDS

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS EMERGING MARKETS DEBT FUND

COMPOSITE PERFORMANCE: EMERGING MARKETS DEBT COMPOSITE

AUGUST 1, 1995 THROUGH DECEMBER 31, 2005


[CHART]

                     NET               NET             GROSS           BENCHMARK
YEAR            RETURN (%)(1)     RETURN (%)(2)      RETURN (%)       RETURN (%)(3)
----            -------------     -------------      ----------       -------------
1995               11.94%            17.21%            17.87%             16.42%
1996               36.88%            43.33%            45.28%             35.23%
1997               13.01%            18.34%            19.97%             11.95%
1998              -18.30%           -14.45%           -13.23%            -11.54%
1999               24.27%            30.13%            31.91%             24.18%
2000               10.34%            15.55%            17.14%             14.40%
2001                4.53%             9.46%            10.98%              1.36%
2002                6.36%            11.37%            12.92%             13.12%
2003               21.44%            27.17%            28.91%             25.66%
2004               10.78%            16.00%            17.61%             11.73%
2005                8.46%            13.57%            15.14%             10.73%

COMPOSITE PERFORMANCE: EMERGING MARKETS DEBT COMPOSITE

FOR PERIODS ENDED DECEMBER 31, 2005



YEAR                NET RETURN (%)(1)       NET RETURN (%)(2)      GROSS RETURN (%)       BENCHMARK RETURN (%)(3)
----                -----------------       -----------------      ----------------       -----------------------
1 year               8.46%                  13.57%                 15.14%                 10.73%
5 years             14.29%                  15.35%                 16.95%                 12.25%
10 years            15.58%                  16.12%                 17.72%                 12.99%
Since inception     16.68%                  17.20%                 18.82%                 14.09%


--------------------
(1) Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3)  The benchmark is the J.P. Morgan Emerging Market Bond Index Global.

--------------------------------------------------------------------------------
48                                                   UBS Global Asset Management

THE UBS FUNDS

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR OF UBS EMERGING MARKETS DEBT FUND

COMPOSITE PERFORMANCE: EMERGING MARKETS DEBT COMPOSITE

AUGUST 1, 1995 THROUGH DECEMBER 31, 2005



YEAR        NET RETURN (%)(1)   NET RETURN (%)(2)       GROSS RETURN (%)    BENCHMARK RETURN (%)(3)
----        -----------------   -----------------       ----------------    -----------------------
1995+            11.94%              17.21%                 17.87%                 16.42%
1996             36.88%              43.33%                 45.28%                 35.23%
1997             13.01%              18.34%                 19.97%                 11.95%
1998           - 18.30%            - 14.45%               - 13.23%               - 11.54%
1999             24.27%              30.13%                 31.91%                 24.18%
2000             10.34%              15.55%                 17.14%                 14.40%
2001              4.53%               9.46%                  10.98%                 1.36%
2002              6.36%              11.37%                 12.92%                 13.12%
2003             21.44%              27.17%                 28.91%                 25.66%
2004             10.78%              16.00%                 17.61%                 11.73%
2005              8.46%              13.57%                 15.14%                 10.73%

-----------------

(1) Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3)  The benchmark is the J.P. Morgan Emerging Market Bond Index Global.

+    Performance is presented for August 1, 1995 through December 31, 1995.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   49

THE UBS FUNDS

FINANCIAL HIGHLIGHTS

FISCAL YEARS ENDED JUNE 30

No financial information is presented for the Funds as they were not publicly offered prior to the date of this prospectus.


--------------------------------------------------------------------------------
50                                                   UBS Global Asset Management

FUNDS' PRIVACY NOTICE

THIS NOTICE DESCRIBES THE PRIVACY POLICY OF THE UBS FAMILY OF FUNDS, THE UBS PACE FUNDS AND ALL CLOSED-END FUNDS MANAGED BY UBS GLOBAL ASSET MANAGEMENT (COLLECTIVELY, THE "FUNDS"). THE FUNDS ARE COMMITTED TO PROTECTING THE PERSONAL INFORMATION THAT THEY COLLECT ABOUT INDIVIDUALS WHO ARE PROSPECTIVE, CURRENT OR FORMER INVESTORS.

THE FUNDS COLLECT PERSONAL INFORMATION IN ORDER TO PROCESS REQUESTS AND TRANSACTIONS AND TO PROVIDE CUSTOMER SERVICE. PERSONAL INFORMATION, WHICH IS OBTAINED FROM APPLICATIONS, MAY INCLUDE NAME(S), ADDRESS, SOCIAL SECURITY NUMBER OR TAX IDENTIFICATION NUMBER, BANK ACCOUNT INFORMATION, OTHER FUND HOLDINGS AND ANY AFFILIATION THE PERSON HAS WITH UBS FINANCIAL SERVICES INC. OR ITS SUBSIDIARIES ("PERSONAL INFORMATION"). THE FUNDS LIMIT ACCESS TO PERSONAL INFORMATION TO THOSE INDIVIDUALS WHO NEED TO KNOW THAT INFORMATION IN ORDER TO PROCESS TRANSACTIONS AND SERVICE ACCOUNTS. THESE INDIVIDUALS ARE REQUIRED TO MAINTAIN AND PROTECT THE CONFIDENTIALITY OF PERSONAL INFORMATION. THE FUNDS MAINTAIN PHYSICAL, ELECTRONIC AND PROCEDURAL SAFEGUARDS TO PROTECT PERSONAL INFORMATION. THE FUNDS MAY SHARE PERSONAL INFORMATION DESCRIBED ABOVE WITH THEIR AFFILIATES FOR MARKETING AND OTHER BUSINESS PURPOSES, SUCH AS TO FACILITATE THE SERVICING OF ACCOUNTS. THE FUNDS MAY SHARE PERSONAL INFORMATION DESCRIBED ABOVE WITH A NON-AFFILIATED THIRD PARTY IF THE ENTITY IS UNDER CONTRACT TO PERFORM TRANSACTION PROCESSING OR TO SERVICE AND MAINTAIN SHAREHOLDER ACCOUNTS ON BEHALF OF THE FUNDS AND OTHERWISE AS PERMITTED BY LAW. ANY SUCH CONTRACT WILL INCLUDE PROVISIONS DESIGNED TO ENSURE THAT THE THIRD PARTY WILL UPHOLD AND MAINTAIN PRIVACY STANDARDS WHEN HANDLING PERSONAL INFORMATION. THE FUNDS MAY ALSO DISCLOSE PERSONAL INFORMATION TO REGULATORY AUTHORITIES AS REQUIRED BY APPLICABLE LAW. EXCEPT AS DESCRIBED IN THIS PRIVACY NOTICE, THE FUNDS WILL NOT USE PERSONAL INFORMATION FOR ANY OTHER PURPOSE UNLESS THE FUNDS DESCRIBE HOW SUCH PERSONAL INFORMATION WILL BE USED AND CLIENTS ARE GIVEN AN OPPORTUNITY TO DECLINE APPROVAL OF SUCH USE OF PERSONAL INFORMATION RELATING TO THEM. THE FUNDS ENDEAVOR TO KEEP THEIR CUSTOMER FILES COMPLETE AND ACCURATE. THE FUNDS SHOULD BE NOTIFIED IF ANY PERSONAL INFORMATION NEEDS TO BE CORRECTED OR UPDATED. PLEASE CALL 1-800-647 1568 WITH ANY QUESTIONS OR CONCERNS REGARDING YOUR PERSONAL INFORMATION OR THIS PRIVACY NOTICE.




--------------------------------------------------------------------------------
UBS Global Asset Management                                                   51

If you want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS

Additional information about the Funds' investments will be available in the Funds' annual and semiannual reports to shareholders. As of the date of this prospectus, the annual and semiannual reports are not yet available because the Funds have not yet commenced operations.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may discuss your questions about the Funds by contacting your investment professional. You may obtain free copies of the Funds' annual and semiannual reports and the SAI by contacting the Funds directly at 1-800-647 1568. Because of limited investor requests for the SAI and the availability of the SAI via a toll free number, the Advisor has not made the SAI available on its Web Site.

You may review and copy information about the Funds, including shareholder reports and the SAI, at the Public Reference Room of the U.S. Securities and Exchange Commission (SEC) in Washington, D.C. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 202-551 8090. You may get copies of reports and other information about the Funds:

- For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

- Free from the EDGAR Database on the SEC's Internet Web Site at: http://www.sec.gov.

[UBS GLOBAL ASSET MANAGEMENT LOGO]

Investment Company Act File No. 811-6637

(C)2006 UBS Global Asset Management (Americas) Inc.
All rights reserved.

[UBS Global Asset Management LOGO]

The UBS Funds


Statement of Additional Information

Dated October 28, 2006


One North Wacker Drive
Chicago, Illinois 60606


This Statement of Additional Information ("SAI") relates to the following funds (the "Funds"), which are series of The UBS Funds, an open-end management investment company (the "Trust"):



UBS Dynamic Alpha Fund
UBS Global Allocation Fund
UBS Global Equity Fund
UBS International Equity Fund
UBS U.S. Equity Alpha Fund
UBS U.S. Large Cap Equity Fund
UBS U.S. Large Cap Growth Fund
UBS U.S. Large Cap Value Equity Fund
UBS U.S. Mid Cap Growth Equity Fund
UBS U.S. Small Cap Growth Fund
UBS Absolute Return Bond Fund
UBS Global Bond Fund
UBS High Yield Fund
UBS U.S. Bond Fund


UBS Global Asset Management (Americas) Inc., an indirect wholly owned subsidiary of UBS AG ("UBS"), serves as the investment advisor and administrator for the Funds. UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as the underwriter for the Funds. UBS Global AM (US) is an indirect wholly owned subsidiary of UBS.

Portions of the Funds' Annual Report to Shareholders are incorporated by reference into this SAI. The Annual Report accompanies this SAI. You may obtain additional copies of the Funds' Annual Report without charge by calling toll-free 1-800-647 1568.


This SAI is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated October 28, 2006. A copy of the Prospectus may be obtained by calling your investment professional or by calling the Trust toll-free at 1-800-647 1568. The Prospectus contains more complete information about the Funds. You should read it carefully before investing.


                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
General information about the Trust                                            4
Diversification status                                                         4
General definitions                                                            4
Investment strategies                                                          5
Investments relating to all Funds                                              5
Cash and cash equivalents                                                      5
Repurchase agreements                                                          6
Reverse repurchase agreements                                                  6
Borrowing                                                                      7
Loans of portfolio securities                                                  7
Swaps                                                                          8
Futures                                                                        9

Options                                                                       11
Index options                                                                 13
Special risks of options on indices                                           14
Rule 144A and illiquid securities                                             15
Non-publicly traded securities, private placements and restricted
   securities                                                                 15
Investment company securities and investments in affiliated investment
   companies                                                                  16
Issuer location                                                               17
Other investments                                                             17
Investments relating to UBS Dynamic Alpha Fund, UBS Global Allocation
   Fund, UBS Global Equity  Fund, UBS International Equity Fund, UBS
   U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity  Fund, UBS U.S.
   Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS
   U.S. Mid  Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund and
   UBS High Yield Fund                                                        17
Equity securities                                                             17
Exchange-traded index securities                                              18
Investments relating to the UBS Dynamic Alpha Fund, UBS Global
   Allocation Fund, UBS Global  Equity Fund, UBS International Equity
   Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Mid  Cap Growth
   Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return
   Bond  Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S.
   Bond Fund                                                                  18
Eurodollar securities                                                         18
Foreign securities                                                            18
Forward foreign currency contracts                                            18
Non-deliverable forwards                                                      19
Options on foreign currencies                                                 20
Short sales                                                                   21
Investments relating to UBS Dynamic Alpha Fund, UBS Global Allocation
   Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High
   Yield Fund and UBS U.S. Bond Fund                                          22
Lower rated debt securities                                                   22
Inflation linked securities                                                   23
Pay-in-kind bonds                                                             24
Convertible securities                                                        24
Credit linked securities                                                      24
When-issued securities                                                        25
Mortgage-backed securities and mortgage pass-through securities               26
Collateralized mortgage obligations and real estate mortgage investment
   conduits                                                                   28
Dollar rolls                                                                  29
To-be-announced securities                                                    29
Other mortgage-backed securities                                              29
Asset-backed securities                                                       29
Equipment trust certificates                                                  31
Zero coupon and delayed interest securities                                   31
Structured notes                                                              32
Investments relating to UBS Dynamic Alpha Fund, UBS Global Allocation
   Fund, UBS Global  Equity Fund, UBS International Equity Fund, UBS
   U.S. Mid Cap Growth Equity Fund,  UBS Absolute Return Bond Fund,
   UBS Global Bond Fund, UBS High Yield Fund, and  UBS U.S. Bond Fund         33
Emerging markets investments                                                  33
Risks of investing in emerging markets                                        35

Investments in Russian securities                                             37
UBS Global Allocation Fund--Asset allocation                                  37
Secondary risks                                                               38
Investment restrictions                                                       38
Management of the Trust                                                       42
Independent trustees                                                          42
Officers                                                                      44
Information about independent trustee ownership of securities issued by
   UBS Global AM                                                              49
Information about trustee ownership of Fund shares                            49
Compensation table                                                            50
Control persons and principal holders of securities                           51
Investment advisory, principal underwriting and other service
   arrangements                                                               61
Advisor                                                                       61
Portfolio managers                                                            65
Administrative, accounting and custody services                               69
Principal underwriting arrangements                                           71
Transfer agency services                                                      84
Independent registered public accounting firm                                 85
Legal counsel                                                                 85
Personal trading policies                                                     85
Proxy voting policies                                                         85
Portfolio holdings disclosure policies and procedures                         86
Bank line of credit                                                           90
Portfolio transactions and brokerage commissions                              91
Portfolio turnover                                                            96
Shares of beneficial interest                                                 97
Reduced sales charges, additional purchase, exchange and redemption
   information and  other services                                            98
Sales charge reductions and waivers                                           98
Additional information regarding purchases through letter of intent          100
Automatic cash withdrawal plan                                               102
Individual retirement accounts                                               102
Transfer of accounts                                                         102
Transfer of securities                                                       103
Conversion of Class B shares                                                 103
Net asset value                                                              103
Taxation                                                                     104
Additional information on distributions and taxes                            104
Distributions                                                                104
Investments in foreign securities                                            105
Redemption of shares                                                         106
Performance calculations                                                     110
Financial statements and reports of independent registered public
   accounting firm                                                           111
Appendix A--Corporate debt ratings                                           A-1
Appendix B--Secondary risks                                                  B-1

General information about the Trust

The Trust currently offers shares of the following eighteen Funds, representing separate portfolios of investments: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund (formerly known as UBS U.S. Equity Fund), UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund (formerly known as UBS U.S. Value Equity Fund), UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund, UBS U.S. Bond Fund, UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund, UBS U.S. Small Cap Equity Fund and UBS Emerging Markets Debt Fund. Each Fund currently offers four classes of shares for each Fund: the Class A shares, the Class B shares, the Class C shares and the Class Y shares, except the UBS U.S. Equity Alpha Fund, the UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund, which offer Class A shares, Class C shares and Class Y shares. The UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund, UBS U.S. Small Cap Equity Fund and UBS Emerging Markets Debt Fund are offered in a separate Prospectus and Statement of Additional Information, and are not included in this SAI. Class A shares have a front-end sales charge, a contingent deferred sales charge ("CDSC") on purchases over $1 million and sold within one year of the purchase date, and are subject to annual 12b-1 plan service fees of 0.25% or 0.15% of average daily net assets of the respective Fund. Class B shares have a CDSC and are subject to annual 12b-1 plan distribution fees of 0.75% of average daily net assets, as well as annual 12b-1 plan service fees of 0.25% of average daily net assets. Class C shares have a CDSC and are subject to annual 12b-1 plan distribution fees of 0.25%, 0.50% or 0.75% of average daily net assets, as well as annual 12b-1 plan service fees of 0.25% of average daily net assets. Class Y shares, which are designed primarily for institutional investors, have no sales charges and are not subject to annual 12b-1 plan expenses. The Trust is a Delaware statutory trust organized on August 13, 1993.


DIVERSIFICATION STATUS


Each of the UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS High Yield Fund and UBS U.S. Bond Fund is "diversified" as that term is defined in the Investment Company Act of 1940, as amended (the "Act"). Each of the UBS Dynamic Alpha Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Growth Fund, UBS Absolute Return Bond Fund and UBS Global Bond Fund is classified as "non-diversified" for purposes of the Act, which means that each Fund is not limited by the Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent that a non-diversified Fund makes investments in excess of 5% of its total assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because each non-diversified Fund may invest in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Fund or subject the Fund to greater price volatility than that experienced by diversified investment companies.


GENERAL DEFINITIONS

As used throughout this SAI, the following terms shall have the meanings listed:

"Act" shall mean the Investment Company Act of 1940, as amended.

"Administrator" or "UBS Global AM (Americas)" shall mean UBS Global Asset Management (Americas) Inc., which serves as the Funds' administrator.

"Advisor" or "UBS Global AM (Americas)" shall mean UBS Global Asset Management (Americas) Inc., which serves as the Funds' investment advisor.

"Board" shall mean the Board of Trustees of the Trust.

"Code" shall mean the Internal Revenue Code of 1986, as amended.


"Family Funds" shall mean the Funds and other funds for which UBS Global Asset Management (US) Inc. or any of its affiliates serves as principal underwriter.

"Funds" shall mean collectively the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund (or individually, a "Fund").


"Moody's" shall mean Moody's Investors Service, Inc.

"SEC" shall mean the U.S. Securities and Exchange Commission.

"S&P" shall mean Standard & Poor's Ratings Group.

"Trust" shall mean The UBS Funds, an open-end management investment company registered under the Act.


"Underwriter" or "UBS Global AM (US)" shall mean UBS Global Asset Management
(US) Inc., which serves as the Funds' underwriter.

"1933 Act" shall mean the Securities Act of 1933, as amended.


Investment strategies

The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment objectives and policies set forth in the Funds' Prospectus. The investment practices described below, except for the discussion of percentage limitations with respect to portfolio loan transactions and borrowing, are not fundamental and may be changed by the Board without the approval of the shareholders.


Investments relating to all Funds


CASH AND CASH EQUIVALENTS


The Funds may invest a portion of their assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the US government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. The Funds may also invest a portion of their assets in shares issued by money market mutual funds. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments


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in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When a Fund invests for defensive purposes, it may affect the attainment of the Fund's investment objective.

Under the terms of an exemptive order issued by the SEC, each Fund may invest cash (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Fund to purchase securities or other assets at a later date;
(iv) to be invested on a strategic management basis (i-iv are herein referred to as "Uninvested Cash"); and (v) collateral that it receives from the borrowers of its portfolio securities in connection with the Fund's securities lending program, in a series of shares of UBS Supplementary Trust (the "Supplementary Trust Series") or a series of shares of UBS Relationship Funds ("Relationship Funds Cash Series"). UBS Supplementary Trust is a private investment pool which has retained the Advisor to manage its investments and UBS Relationship Funds is a registered investment company advised by the Advisor. Certain Trustees of the Trust also serve as Trustees of the UBS Supplementary Trust and UBS Relationship Funds. The Supplementary Trust Series and Relationship Funds Cash Series each invests in US dollar denominated money market instruments having a dollar-weighted average maturity of 90 days or less, and operates in accordance with Rule 2a-7 under the Act. A Fund's investment of Uninvested Cash in shares of the Supplementary Trust Series or Relationship Funds Cash Series will not exceed 25% of the Fund's total assets.


REPURCHASE AGREEMENTS


When a Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under the Code. Accordingly, each Fund will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.


REVERSE REPURCHASE AGREEMENTS


Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, a Fund will direct its custodian bank to place cash, US government securities, equity securities and/or investment and non-investment grade debt securities in a segregated account of the Fund in an amount equal to the repurchase price. Any assets designated as segregated by a Fund with respect to any reverse repurchase agreements, when-issued securities, options, futures, forward contracts



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or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (any such assets designated as segregated are referred to in this SAI as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.


A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Funds and as such, are subject to the same investment limitations.


BORROWING


The Funds may borrow money for temporary emergency or extraordinary purposes, or to facilitate redemptions. The UBS Dynamic Alpha Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund may also borrow money for investment purposes. A Fund will not borrow money in excess of 33 1/3% of the value of its total assets. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. A Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the Act, except for notes to banks and reverse repurchase agreements.

When the UBS Dynamic Alpha Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund or UBS Absolute Return Bond Fund borrows money for investment purposes, it is engaging in a form of leverage, which increases investment risk while increasing investment opportunity. The money borrowed for such leveraging purposes will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased.


LOANS OF PORTFOLIO SECURITIES


The Funds may lend portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) a Fund may call the loan at any time and receive the securities loaned; (3) a Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the respective Fund.

When loaning portfolio securities, a Fund will initially require the borrower to provide the Fund with collateral in an amount at least equal to 102% of the current market value of the loaned securities with respect to US securities and 105% of the current market value of the loaned securities with respect to foreign securities. Thereafter, collateral will be maintained in an amount at least equal to 100% of the current market value of the loaned securities. Collateral will consist of US and non-US securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by a Fund or a delay in recovering the loaned securities. In addition, in the event of bankruptcy of the borrower, a Fund could experience delays in recovering the loaned securities or only recover cash or a security of equivalent value. Therefore, a Fund will only enter into portfolio loans after a review of all pertinent factors by the Advisor under the supervision of the Board,



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including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Advisor.

SWAPS


The Funds (except for the UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund and UBS U.S. Small Cap Growth Fund) may engage in swaps, including, but not limited to, interest rate, currency and equity swaps, and the purchase or sale of related caps, floors, collars and other derivative instruments. The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Bond Fund and UBS U.S. Bond Fund may also engage in credit default swaps. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.


The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.


The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the Internal Revenue Service.

Equity swaps or other swaps relating to securities or other instruments are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate. A Fund will only enter into an equity swap contract on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to the swap contract or that, in the


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event of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The Advisor will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund also may enter into credit default swap agreements. A Fund may enter into a credit default swap on a single security or instrument or on a basket or index of securities (sometimes referred to as a "CDX" transaction). The "buyer" in a credit default contract typically is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or the seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation.

Credit default swaps involve greater risks than if a Fund had invested in the reference obligation directly, since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value the seller pays to the buyer, resulting in a loss of value to the Fund. When a Fund acts as a seller of a credit default swap, the Fund is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

The Advisor and the Trust do not believe that the Funds' obligations under swap contracts are senior securities and, accordingly, the Funds will not treat them as being subject to the Funds' borrowing or senior securities restrictions. However, the net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued excess will be segregated in accordance with SEC positions. To the extent that a Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.


FUTURES


The Funds may enter into contracts for the purchase or sale for future delivery of securities and indices. The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund and UBS High Yield Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies.


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A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month.

When a Fund enters into a futures transaction, it must deliver to the futures commission merchant (an "FCM") selected by the Fund, an amount referred to as "initial margin." The initial margin is required to be deposited in cash or government securities with an FCM. Minimum initial margin requirements are established by the futures exchange and FCMs may establish initial margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked-to-market daily. If a futures contact price changes to the extent that the margin deposit does not satisfy margin requirements, payment of a "variation margin" to be held by the FCM, will be required. Conversely, a reduction in the contract value may reduce the required margin, resulting in a repayment of excess margin to the custodial accounts of a Fund. The Funds may also effect futures transactions through FCMs who are affiliated with the Advisor or the Funds in accordance with procedures adopted by the Board.

The Funds will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, all of the Funds may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of their common stocks that might otherwise result; and they may purchase such contracts in order to offset increases in the cost of common stocks that they intend to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.


While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.


The Funds may enter into futures contracts to protect against the adverse effects of fluctuations in security prices, interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The Funds may also enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates, which would adversely affect the price of securities held in


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its portfolio, and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value which it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that would reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.


OPTIONS


The Funds may purchase and write call or put options on foreign or US securities and indices and enter into related closing transactions. A Fund may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.

The Funds may invest in options that are either listed on US or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund's ability to effectively hedge its securities. The Trust has been notified by the SEC that it considers over-the-counter options to be illiquid. Accordingly, a Fund will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

PURCHASING CALL OPTIONS--The Funds may purchase call options on securities to the extent that premiums paid by a Fund do not aggregate to more than 20% of the Fund's total assets. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

A Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Funds will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such an event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss, which will be short-term unless the option was held for more than one year.

CALL WRITING--A Fund may write call options from time to time on such portions of its portfolio, without limit, as the Advisor determines is appropriate in seeking to achieve the Fund's investment objective. The


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advantage to a Fund in writing calls is that the Fund receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

During the option period for a call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

The Funds will generally write call options on a covered basis. A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in Segregated Assets in a segregated account with its custodian.

From time to time, each of the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund, will write a call option that is not covered as indicated above but where the Fund will maintain with its custodian for the term of the option, Segregated Assets in a segregated account having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the Funds to the risks of writing uncovered options. When writing uncovered call options, a Fund is subject to the risk of having to purchase the security or currency subject to the option at a price higher than the exercise


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price of the option. As the price of a security or currency could appreciate substantially, a Fund's loss could be significant.

PURCHASING PUT OPTIONS--The Funds may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of a Fund's total assets. A Fund will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, each Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets.

A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Funds intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Funds to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.

The Funds may sell put options purchased on individual portfolio securities. Additionally, the Funds may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

WRITING PUT OPTIONS--The Funds may also write put options on a secured basis which means that a Fund will maintain in a segregated account with its custodian Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. The amount of Segregated Assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for a Fund's portfolio at a price lower than the current market price of the security. In such event, a Fund would write a secured put option at an exercise price, which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. A Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.


INDEX OPTIONS


The Funds may purchase exchange-listed call options on stock and fixed income indices depending upon whether a Fund is an equity or bond Fund and sell such options in closing sale transactions for hedging purposes. A Fund also may purchase call options on indices primarily as a substitute for taking positions in certain securities or a particular market segment. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities.

In addition, the Funds may purchase put options on stock and fixed income indices and sell such options in closing sale transactions. A Fund may purchase put options on broad market indices in order


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to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect a Fund from a decline in the value of heavily weighted industries in the Fund's portfolio. Put options on stock and fixed income indices may also be used to protect a Fund's investments in the case of a major redemption.

The Funds may also write (sell) put and call options on stock and fixed income indices. While the option is open, a Fund will maintain a segregated account with its custodian in an amount equal to the market value of the option.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple (the "multiplier"). The indices on which options are traded include both US and non-US markets.


SPECIAL RISKS OF OPTIONS ON INDICES


The Funds' purchases of options on indices will subject them to the risks described below.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices is subject to the Advisor's ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, a Fund would not be able to close out options which it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.



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RULE 144A AND ILLIQUID SECURITIES


The Funds may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional buyers.

The Board has instructed the Advisor to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the security can be sold within seven days at approximately the same amount at which it is valued by a Fund; (ii) there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings); (iii) at least two dealers make a market in the security; (iv) there are at least three sources from which a price for the security is readily available; (v) settlement is made in a "regular way" for the type of security at issue; (vi) for Rule 144A securities that are also exempt from registration under Section 3(c)(7) of the Act, there is a sufficient market of "qualified purchasers" (as defined in the Act) to assure that it will remain marketable throughout the period it is expected to be held by the Fund; (vii) the issuer is a reporting company under the Securities Exchange Act of 1934, as amended; and (viii) the security is not in the same class as, or convertible into, any listed security of the issuer. Although having delegated the day-to-day functions, the Board will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board and the Advisor will continue to monitor the liquidity of that security to ensure that each Fund has no more than 15% of its net assets in illiquid securities.

The Funds will limit investments in securities of issuers which the Funds are restricted from selling to the public without registration under the 1933 Act to no more than 15% of a Fund's net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures adopted by the Trust's Board which includes continuing oversight by the Board.

If the Advisor determines that a security purchased in reliance on Rule 144A which was previously determined to be liquid, is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's 15% limit on investment in such securities, the Advisor will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation, including disposing of illiquid assets which may include such Rule 144A securities.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES

The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in unregistered or unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund, or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which would be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expense of registration. Investments by the Funds in non-publicly traded securities, private placements and restricted securities


                                                                             15

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will be limited to each Fund's prohibition on investing more than 15% of its net assets in illiquid securities.


INVESTMENT COMPANY SECURITIES AND INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES


Subject to the provisions of any exemptive orders issued by the SEC (as described in the following paragraphs), securities of other investment companies may be acquired by each Fund to the extent that such purchases are consistent with that Fund's investment objectives and restrictions and are permitted under the Act. The Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Certain exceptions to these limitations may apply. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that such a Fund would bear in connection with its own operations.

The Funds may invest in securities issued by other registered investment companies advised by the Advisor pursuant to exemptive relief granted by the SEC or rules promulgated by the SEC. The Funds may invest in corresponding portfolios of UBS Relationship Funds to the extent that the Advisor determines that such investments are a more efficient means for a Fund to gain exposure to certain asset classes referred to below than by the Fund investing directly in individual securities. For example, to gain exposure to equity and fixed income securities of issuers located in emerging market countries, the Funds may invest that portion of their assets allocated to emerging market investments in the UBS Emerging Markets Equity Relationship Fund and the UBS Emerging Markets Debt Relationship Fund.

In lieu of investing directly in certain high yield, higher risk securities, the Funds may invest a portion of their assets in the UBS High Yield Relationship Fund. The investment objective of the UBS High Yield Relationship Fund is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, the UBS High Yield Relationship Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities that provide higher yields and are lower rated. High yield, lower rated fixed income securities are those rated below investment grade.


In lieu of investing directly in equity securities issued by companies with relatively small overall market capitalizations, the Funds may invest a portion of their assets in the UBS U.S. Small Cap Equity Relationship Fund. The investment objective of the UBS U.S. Small Cap Equity Relationship Fund is to maximize total US dollar return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, the UBS Small Cap Equity Relationship Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US small capitalization companies.


In addition to the portfolios of UBS Relationship Funds described above, the Funds may invest in other portfolios of UBS Relationship Funds or other affiliated investment companies to the extent permitted by the exemptive relief granted by the SEC or rules promulgated by the SEC. A Fund may only invest in portfolios of UBS Relationship Funds to the extent that the asset class exposure in such portfolios of UBS Relationship Funds is consistent with the permissible asset class exposure for the Fund, had the Fund invested directly in securities, and the portfolios of UBS Relationship Funds are subject to similar risks and limitations as the Fund.



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ISSUER LOCATION


The Advisor considers a number of factors to determine whether an investment is tied to a particular country, including whether: the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in, a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.


OTHER INVESTMENTS


The Board may, in the future, authorize a Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investment would be consistent with that Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Fund.

Investments relating to UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund and UBS High Yield Fund


EQUITY SECURITIES


The Funds may invest in a broad range of equity securities of US and non-US issuers (US issuers only with respect to the UBS U.S. Equity Alpha Fund), including, but not limited to, common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The Funds, except for the UBS U.S. Mid Cap Growth Equity Fund and UBS U.S. Small Cap Growth Fund, expect their US equity investments to emphasize large and mid capitalization companies. The UBS U.S. Mid Cap Growth Equity Fund expects its US equity investments to emphasize mid capitalization companies. The UBS U.S. Small Cap Growth Fund expects its US equity investments to emphasize small capitalization companies. The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund and UBS U.S. Mid Cap Growth Equity Fund may also invest in small capitalization companies. The equity markets in the non-US component of the Funds will typically include available shares of larger capitalization companies but may also include intermediate and small capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS U.S. Equity Alpha Fund and UBS U.S. Mid Cap Growth Equity Fund may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either:
(a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund and UBS U.S. Mid Cap Growth Equity Fund may invest in equity securities of issuers in emerging markets and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets.


EXCHANGE-TRADED INDEX SECURITIES


Subject to the limitations on investment in investment company securities and their own investment objectives, the Funds may invest in exchange-traded index securities that are currently operational and that may be developed in the future. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear certain operational expenses. To the extent a Fund invests in these securities, the Fund must bear these expenses in addition to the expenses of its own operation.

Investments relating to the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S Large Cap Growth Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund


EURODOLLAR SECURITIES


The UBS Dynamic Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund and UBS High Yield Fund may invest in Eurodollar securities, which are fixed income securities of a US issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in US dollars.


FOREIGN SECURITIES


Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Funds' Prospectus, which are not typically associated with investing in US issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Funds may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Funds permit them to enter into forward foreign currency exchange contracts, futures, options and interest rate swaps (in the case of the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS Absolute Return Bond Fund and UBS Global Bond
Fund) in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.


FORWARD FOREIGN CURRENCY CONTRACTS


The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.


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Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values.

A Fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place Segregated Assets in a segregated account of the Fund in an amount not less than the value of the Fund's total assets committed to the consummation of such forward contracts. If the additional Segregated Assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.


NON-DELIVERABLE FORWARDS


The Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in US dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When a Fund enters into a non-deliverable forward transaction, the Fund's custodian will place Segregated Assets in a segregated account of the Fund in an amount not less than the value of the Fund's total assets committed to the consummation of such non-deliverable forward transaction. If the additional Segregated Assets placed in the segregated account decline in value or the amount of the Fund's commitment increases because of changes in currency rates, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments under the non-deliverable forward agreement.

Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a Fund could sustain losses on the non-deliverable forward transaction. A Fund's investment in a particular non-deliverable forward



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transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the US dollar or other currencies.

OPTIONS ON FOREIGN CURRENCIES


The Funds also may purchase and write put and call options on foreign currencies (traded on US and foreign exchanges or over-the-counter markets) to manage the Funds' exposure to changes in currency exchange rates. The Funds may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies or forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the dollar price of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Funds may purchase call options on such currency.

The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Funds to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Funds may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.


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The Funds may also engage in options transactions for non-hedging purposes. The
Funds may use options transactions to gain exposure to a currency when the Advisor believes that exposure to the currency is beneficial to a Fund but believes that the securities denominated in that currency are unattractive.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in Segregated Assets in a segregated account with its custodian bank.

With respect to writing put options, at the time the put is written, a Fund will establish a segregated account with its custodian bank consisting of Segregated Assets in an amount equal in value to the amount the Fund will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired or the Fund has purchased a closing put of the same series as the one previously written.


SHORT SALES


The UBS Dynamic Alpha Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund and UBS High Yield Fund may, from time to time, sell securities short. In a short sale, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, a Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale (which may be invested in equity securities) will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and a Fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund is required to pay in connection with the short sale.

Until a Fund replaces a borrowed security, the Fund will designate liquid assets it owns as segregated assets on the books of its custodian in an amount equal to its obligation to purchase the stocks sold short, as required by law. The amount segregated in this manner will be increased or decreased each business day to equal the change in market value of the Fund's obligation to purchase the security sold short. If the lending broker requires a Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. The Advisor and the Funds believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the stock sold short or having an option to purchase the stock sold short at an exercise price that covers the obligation), or by a Fund's segregated assets procedures (or a combination thereof), are not senior securities under the Act and are not subject to a Fund's borrowing restrictions.

Investments relating to UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund

The following discussion applies to the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund except as otherwise noted.


LOWER RATED DEBT SECURITIES


Fixed income securities rated lower than Baa3 by Moody's or BBB- by S&P are below investment grade and are considered to be of poor standing and predominantly speculative. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

In the past, the high yields from lower rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Funds from widespread bond defaults brought about by a sustained economic downturn or that yields will continue to offset default rates on lower rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.


The value of lower rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.


Especially at such times, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower rated securities prices may become more volatile and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, may be adversely affected.

Lower rated securities frequently have call or redemption features that would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.


Besides credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding lower rated securities. A description of various corporate debt ratings appears in Appendix A to this SAI.


Securities issued by foreign issuers rated below investment grade entail greater risks than higher rated securities, including the risks of untimely interest and principal payment, default and price volatility and may also present problems of liquidity, valuation and currency risk. The UBS High Yield Fund does not intend to limit investments in lower rated securities.

INFLATION LINKED SECURITIES (UBS DYNAMIC ALPHA FUND, UBS GLOBAL ALLOCATION FUND, UBS ABSOLUTE RETURN BOND FUND, UBS GLOBAL BOND FUND AND UBS U.S. BOND FUND ONLY)


Inflation linked securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. Inflation linked securities include Treasury Inflation Protected Securities ("TIPS"), which are securities issued by the US Treasury. The interest rate paid by TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Other issuers of inflation linked debt securities include other US government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.


The value of inflation linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation linked securities.


While inflation linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.


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Any increase in the principal amount of an inflation linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.


PAY-IN-KIND BONDS


The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Absolute Return Bond Fund and UBS High Yield Fund may invest in pay-in-kind bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. A Fund will be deemed to receive interest over the life of such bonds and may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature.

CONVERTIBLE SECURITIES (ALSO FOR UBS U.S. EQUITY ALPHA FUND, UBS U.S. LARGE CAP GROWTH FUND, UBS U.S. LARGE CAP VALUE EQUITY FUND, UBS U.S. MID CAP GROWTH EQUITY FUND AND UBS U.S. SMALL CAP GROWTH FUND)

The Funds may invest in convertible securities which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of a convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

CREDIT-LINKED SECURITIES (UBS DYNAMIC ALPHA FUND, UBS GLOBAL ALLOCATION FUND, UBS ABSOLUTE RETURN BOND FUND, UBS GLOBAL BOND FUND, UBS HIGH YIELD FUND AND UBS U.S. BOND FUND ONLY)


The Funds may invest in credit-linked securities. Credit-linked securities are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations. Such debt obligations may represent the obligations of one or more corporate issuers. A Fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date.


A Fund bears the risk of loss of its principal investment and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security, in the event that one or more of the debt obligations underlying bonds or debt obligations underlying the credit default swaps, go into default or otherwise become non-performing. Upon the occurrence of such a credit event (including bankruptcy, failure to timely pay interest or principal or a restructuring) with respect to an underlying debt obligation (which may represent a credit event of one or more underlying obligors), the Fund will generally reduce the principal balance of the related credit-linked security by the Fund's pro rata interest in the par amount of the defaulted underlying debt obligation in exchange for the actual value of the defaulted underlying obligation or the defaulted underlying obligation itself, thereby causing the Fund to lose a portion of its investment. As a result, on an ongoing basis, interest on the credit-linked security will accrue on a smaller principal balance and a smaller principal balance will be returned at maturity. To the extent that a credit-linked security represents an interest in underlying obligations of a single


24

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corporate issuer, a credit event with respect to such an issuer presents greater risk of loss to the Fund than if the credit-linked security represented an interest in underlying obligations of multiple corporate issuers.

In addition, the Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon.


An investment in credit-linked securities also involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to the Fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of such securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. The Fund will generally only purchase credit-linked securities that are determined to be liquid in accordance with the Fund's liquidity guidelines. However, the market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the investment manager believes is fair. In the event a credit-linked security is deemed to be illiquid, the Fund will include such security in calculating its limitation on investments in illiquid securities.


The value of a credit-linked security will typically increase or decrease with any change in the value of the underlying debt obligations, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to the Fund are based on amounts received in respect of, or the value of performance of, any underlying debt obligations specified in the terms of the relevant credit default swap, fluctuations in the value of such obligation may affect the value of the credit-linked security.

The collateral of a credit-linked security may be one or more credit default swaps, which are subject to additional risks. See "Investment Strategies--Swaps" for a description of additional risks associated with credit default swaps.

WHEN-ISSUED SECURITIES (ALSO FOR UBS U.S. LARGE CAP GROWTH FUND, UBS U.S. MID CAP GROWTH EQUITY FUND AND UBS U.S. SMALL CAP GROWTH FUND)

The Funds may purchase securities offered on a "when-issued" or "delayed delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or delayed delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or delayed delivery security accrues to the purchaser. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value


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of the security in determining its net asset value. The market value of when-issued or delayed delivery securities may be more or less than the purchase price. The Advisor does not believe that a Fund's net asset value or income will be adversely affected by its purchase of securities on a when-issued or delayed delivery basis. The Funds will establish a segregated account in which it will maintain Segregated Assets equal in value to commitments for when-issued or delayed delivery securities. The Segregated Assets maintained by the Funds with respect to any when-issued or delayed delivery securities shall be liquid, unencumbered and marked-to-market daily, and such Segregated Assets shall be maintained in accordance with pertinent SEC positions.


MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES


The Funds may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Funds may also invest in debt securities, which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the US government. These guarantees, however, do not apply to the market value of Fund shares. Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by US government agencies or instrumentalities other than GNMA are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank are supported by the issuer's right to borrow from the US Treasury, while others such as those issued by Fannie Mae, formerly known as the Federal National Mortgage Association, are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As a Fund receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the "accrued market discount." Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to face will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. A Fund may elect to accrue market discount or amortize premium notwithstanding the amount of principal received, but such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

The principal governmental guarantor of mortgage-related securities is GNMA, which is a wholly owned US government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages which are insured by the Federal Housing Authority or guaranteed by the Veterans Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and should be viewed as an economic offset to interest to be earned. If prepayments occur, less interest will be earned and the value of the premium paid will be lost.

Government-related guarantors (i.e., not backed by the full faith and credit of the US government) include Fannie Mae and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the US government.

Freddie Mac is a corporate instrumentality of the US government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. Freddie Mac issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and the ultimate collection of principal, but PCs are not backed by the full faith and credit of the US government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in


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determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet a Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS")


A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, Freddie Mac or Fannie Mae and their income streams. Privately-issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.


CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.


In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B or C Bond currently being paid off. When the series A, B and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

REMICs are entities that own mortgages and elect REMIC status under the Code. The Funds will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Code.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately-issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by US government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the US government. Such instruments also tend to be more sensitive to interest rates than US government-issued CMOs. The Funds will not invest in subordinated privately-issued CMOs. For federal income tax purposes, the Funds will be required to accrue income on CMOs and REMIC regular interests using the "catch-up method," with an aggregate prepayment assumption.


DOLLAR ROLLS


A Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income. The Funds intend to enter into dollar rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve. The Trust does not believe a Fund's obligations under dollar rolls are senior securities and accordingly, the Funds, as a matter of non-fundamental policy, will not treat dollar rolls as being subject to its borrowing or senior securities restrictions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

TO-BE-ANNOUNCED SECURITIES (ALSO FOR UBS U.S. LARGE CAP GROWTH FUND, UBS U.S. MID CAP GROWTH EQUITY FUND AND UBS U.S. SMALL CAP GROWTH FUND)

A to-be-announced mortgage-backed security ("TBA") is a mortgage-backed security, such as a GNMA pass-through security, that is purchased or sold with specific pools of cash that will constitute that GNMA pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. A Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Fund.


OTHER MORTGAGE-BACKED SECURITIES


The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.


ASSET-BACKED SECURITIES (ALSO FOR UBS U.S. LARGE CAP GROWTH FUND AND UBS U.S. SMALL CAP GROWTH FUND)


The Funds may invest a portion of their assets in debt obligations known as "asset-backed securities." Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases). The UBS High Yield Fund will not invest in asset-backed securities with remaining effective maturities of less than thirteen months.


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Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that a Fund pay the debt service on the debt obligations issued. The Funds may invest in these and other types of asset-backed securities that may be developed in the future.

The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the Funds will be required to accrue income on pay-through asset-backed securities using the "catch-up method," with an aggregate prepayment assumption.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and the actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.


Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the


30

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payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information with respect to the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

The Funds may invest asset-backed securities that are categorized as collateralized debt obligations ("CDOs"). CDOs include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

EQUIPMENT TRUST CERTIFICATES (UBS DYNAMIC ALPHA FUND AND UBS ABSOLUTE RETURN BOND FUND ONLY)


The Funds may invest in equipment trust certificates. The proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates. The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of equipment trust certificates. Holders of equipment trust certificates must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.

ZERO COUPON AND DELAYED INTEREST SECURITIES


The Funds may invest in zero coupon or delayed interest securities which pay no cash income until maturity or a specified date when the securities begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and the securities' value at maturity or cash payment date. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically.

Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation, entitling the holder to redeem the obligation and receive a defined cash payment.


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Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities has stated that for federal tax and securities purposes, in its opinion, purchasers of such certificates, such as the Funds, most likely will be deemed the beneficial holder of the underlying US government securities.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the US Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.


When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the US Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.


STRUCTURED NOTES (UBS DYNAMIC ALPHA FUND, UBS GLOBAL ALLOCATION FUND, UBS ABSOLUTE RETURN BOND FUND, UBS GLOBAL BOND FUND, UBS HIGH YIELD FUND AND UBS U.S. BOND FUND ONLY)

Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the "reference instrument") or the relative change in two or more reference instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities.


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Investments relating to UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS
Global Equity Fund, UBS International Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund


EMERGING MARKETS INVESTMENTS


The UBS Dynamic Alpha Fund may invest in equity securities of emerging market issuers, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets, and in debt securities of emerging markets issuers, or securities with respect to which the return is derived from debt securities of issuers in emerging markets. The UBS Global Allocation Fund may invest up to 10% of its total assets in equity securities of emerging market issuers, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets, and up to 10% of its total assets in debt securities of emerging markets issuers, or securities with respect to which the return is derived from debt securities of issuers in emerging markets. The UBS Global Equity Fund and UBS International Equity Fund may each invest up to 15% of their total assets in equity securities of emerging market issuers, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets. The UBS U.S. Mid Cap Growth Equity Fund may invest up to 5% of its total assets in equity securities of emerging markets issuers, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets. The UBS Absolute Return Bond Fund may invest in debt securities of emerging markets issuers, or securities with respect to which the return is derived from debt securities of issuers in emerging markets. The Fund also may invest in debt securities of corporate issuers in developing countries. The UBS Global Bond Fund and the UBS U.S. Bond Fund may invest in debt securities of foreign issuers, which may include securities of issuers in emerging markets. The UBS High Yield Fund may invest up to 25% of its total assets in securities of foreign issuers, which may include securities of issuers in emerging markets. The Fund also may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers.

The Funds' investments in emerging market government and government-related securities may consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participation in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging market countries and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

Except as noted, the Funds' investments in the fixed income securities of emerging market issuers may include investments in Structured Securities, Loan Participation and Assignments (as such capitalized terms are defined below), Brady Bonds and certain non-publicly traded securities.

Each of the UBS Dynamic Alpha Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt


                                                                             33

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obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow of the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Funds are permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Thus, investments by the Funds in Structured Securities will be limited by each Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

The UBS Dynamic Alpha Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Funds' investments in Loans are expected in most instances to be in the form of a participation in loans ("Participation") and assignments of all or a portion of Loans ("Assignments") from third parties. The Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid subjecting purchasers of Participations to the credit risk of the Lender with respect to the Participations. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Funds will acquire the Participations only if the Lender interpositioned between a Fund and a borrower is determined by the Advisor to be creditworthy.

When a Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The UBS Dynamic Alpha Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund, and UBS U.S. Bond Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, the Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Nicaragua, Nigeria, Panama, Peru, the Philippines, Poland, Russia, Uruguay, Venezuela and Vietnam. Brady Bonds have been issued only in recent years, and for that reason do not have a very long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the US dollar), and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be


34

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fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the bonds.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. There can be no assurance that the Brady Bonds in which a Fund invests will not be subject to restructuring arrangements or to requests for a new credit which may cause the Fund to suffer a loss of interest or principal in any of its holdings.

The Funds also may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in such unlisted emerging market equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.

The Funds' investments in emerging market securities will, at all times, be limited by each Fund's prohibition on investing more than 15% of its net assets in illiquid securities.


RISKS OF INVESTING IN EMERGING MARKETS


There are additional risks inherent in investing in less developed countries which are applicable to the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund. The Funds consider a country to be an "emerging market" if it is defined as an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. An emerging market security is a security issued by a government or other issuer that, in the opinion of the Advisor, has one or more of the following characteristics: (i) the principal trading market of the security is an emerging market; (ii) the primary revenue of the issuer (at least 50%) is generated from goods produced or sold, investments made or services performed in an emerging market country; or (iii) at least 50% of the assets of the issuer are situated in emerging market countries.

Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors that may influence the ability or willingness to service debt include, but are not limited to: a country's cash flow situation; the availability of sufficient foreign exchange on the date a payment is due; the relative size of its debt service burden to the economy as a whole; its government's policy towards the International Monetary Fund, the World Bank and other international agencies; and the political constraints to which a government debtor may be subject.


                                                                             35

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The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, a Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

The issuers of the government and government-related debt securities in which the Funds expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Funds may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Payments to holders of the high yield, high risk, foreign debt securities in which the Funds may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.



36

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INVESTMENTS IN RUSSIAN SECURITIES


The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund and UBS U.S. Bond Fund may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares of Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase or sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Advisor and could cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

In light of the risks described above, the Board has approved certain procedures concerning the Funds' investments in Russian securities. Among these procedures is a requirement that the Funds will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Funds' sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Funds. This requirement will likely have the effect of precluding investments in certain Russian companies that the Funds would otherwise make.

UBS GLOBAL ALLOCATION FUND--ASSET ALLOCATION


As set forth in the Fund's Prospectus, under normal market conditions, the Fund expects to allocate assets between fixed income securities and equity securities. The "Strategy Ranges" indicated below are the ranges within which the Fund generally expects to allocate its assets among the various asset classes. The Fund may exceed these Strategy Ranges and may modify them in the future.

ASSET CLASS                   STRATEGY RANGES
-----------                   ---------------
US Equities                      10 to 70%
Global (Ex-US) Equities           0 to 52%
Emerging Market Equities          0 to 13%
US Fixed Income                   0 to 51%
Global (Ex-US) Fixed Income       0 to 39%
High Yield Fixed Income           0 to 13%
Emerging Market Debt              0 to 12%
Cash Equivalents                  0 to 50%


                                                                             37

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SECONDARY RISKS


The principal risks of investing in each of the Funds is described in the "Principal Risks" section of the Prospectus. The secondary risks of investing in each of the Funds are described in Appendix B hereto.

INVESTMENT RESTRICTIONS


The investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting securities (as defined in the Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Funds only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in a Fund's total assets will not be considered a violation. Each Fund (except for UBS International Equity Fund) may not:

(i) Purchase the securities of any one issuer (other than the US government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment: (a) more than 5% of the value of the Fund's total assets would be invested in such issuer; or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations (this limitation does not apply to the UBS Dynamic Alpha Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS Absolute Return Bond Fund and UBS Global Bond Fund);


(ii) Purchase or sell real estate, except that the Fund may purchase or sell securities of real estate investment trusts;

(iii) Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts;


(iv) Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges;
(b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities up to 10% of the Fund's net assets to the extent permitted by the Act and any rule or order thereunder, or SEC staff interpretations thereof (this limitation does not apply to UBS Dynamic Alpha Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund and UBS High Yield Fund);

(v) Make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. With respect to UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund and UBS High Yield


38

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Fund, (A) for purposes of (b), the Funds' restriction provides for the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with each Fund's investment objectives and policies, and, with respect to such Funds, the UBS U.S. Mid Cap Growth Equity Fund and UBS U.S. Equity Alpha Fund (B) each Fund may also make loans to affiliated investment companies to the extent permitted by the Act or any exemptions therefrom that may be granted by the SEC;

(vi) Borrow money in excess of 33 1/3% of the value of its assets, except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required (this limitation does not apply to UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund and UBS High Yield Fund);

(vii) Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the US government or any of its agencies); and

(viii) Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when selling its own shares (this limitation does not apply to UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund and UBS High Yield Fund.


In addition, pursuant to a fundamental investment policy, the UBS U.S. Bond Fund, under normal circumstances, invests at least 65% of its total assets in investment grade US debt securities, with an initial maturity of more than one year.


UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund and UBS High Yield Fund may not:


(i) Borrow money, except that the Fund may borrow money from banks to the extent permitted by the Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes, and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed);

(ii) Act as underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares; and

(iii) Issue securities senior to the Fund's presently authorized shares of beneficial interest, except this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the Act or any rule or order thereunder, or SEC staff interpretations thereof.

UBS International Equity Fund and UBS U.S. Large Cap Equity Fund may not:

As to 75% of the total assets of the Fund, purchase the securities of any one issuer, other than securities issued by the US government or its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the total assets of the Fund would be invested in securities of such issuer;

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The UBS Dynamic Alpha Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth
Equity Fund and UBS Absolute Return Bond Fund may not:


Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities to the extent permitted by the Act and any rule or order thereunder, or SEC staff interpretations thereof.

UBS International Equity Fund may not:

(i) Invest in real estate or interests in real estate (this will not prevent the Fund from investing in publicly-held REITs or marketable securities of companies which may represent indirect interests in real estate), interests in oil, gas and/or mineral exploration or development programs or leases;

(ii) Purchase or sell commodities or commodity contracts, but may enter into futures contracts and options thereon in accordance with its Prospectus. Additionally, the Fund may engage in forward foreign currency contracts for hedging and non-hedging purposes;

(iii) Make investments in securities for the purpose of exercising control over or management of the issuer;

(iv) Purchase the securities of any one issuer if, immediately after such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer;

(v) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin;

(vi) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed or privately placed debt securities, (b) the lending of portfolio securities, or
(c) entry into repurchase agreements with banks or broker-dealers;

(vii) Issue senior securities or borrow money in excess of 33 1/3% of the value of its total assets, except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's total assets, asset coverage of at least 300% is required. The Fund will not purchase securities when borrowings exceed 5% of the Fund's total assets;

(viii) Purchase the securities of issuers conducting their principal business activities in the same industry, other than obligations issued or guaranteed by the US government, its agencies or instrumentalities, if immediately after such purchase, the value of the Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund across several countries;

(ix) Act as an underwriter of securities, except that, in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act;

(x) Invest in securities of any open-end investment company, except that (i) the Fund may purchase securities of money market mutual funds, and (ii) in accordance with any exemptive order obtained from the SEC which permits investment by the Fund in other Funds or other investment companies or series thereof advised by the Advisor. In addition, the Fund may acquire securities of other investment companies if the securities are acquired pursuant to a merger, consolidation, acquisition, plan of reorganization or a SEC approved offer of exchange;


(xi) Invest in puts, calls, straddles or combinations thereof except to the extent disclosed in the Fund's Prospectus; and

(xii) Invest more than 5% of its total assets in securities of companies less than three years old. Such three year periods shall include the operation of any predecessor company or companies.

Management of the Trust

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust. Each Trustee of the Trust is an Independent Trustee because he or she is not considered an "interested person" of the Trust under the 1940 Act. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Funds.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with the Advisor, are listed below. None of the Trustees is an "interested person" (as defined in the Act) of the Trust. The Trustees may be referred to herein as "Independent Trustees."

INDEPENDENT TRUSTEES



                                            TERM OF
                                          OFFICE AND
                            POSITION(S)    LENGTH OF                             NUMBER OF PORTFOLIOS IN
      NAME, ADDRESS          HELD WITH       TIME      PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN       OTHER DIRECTORSHIPS
         AND AGE               TRUST       SERVED(1)     DURING PAST 5 YEARS            BY TRUSTEE               HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Walter E. Auch(2); 85       Trustee       Since        Mr. Auch is retired       Mr. Auch is a trustee of   Mr. Auch is a Trustee/
6001 N. 62nd Place                        1994         (since 1986).             three investment           Director of Advisors
Paradise Valley, AZ 85253                                                        companies (consisting of   Series Trust (16
                                                                                 55 portfolios) for which   portfolios); Smith
                                                                                 UBS Global AM              Barney Fund Complex (12
                                                                                 (Americas) or one of its   portfolios); Nicholas
                                                                                 affiliates serves as       Applegate Institutional
                                                                                 investment advisor, sub-   Funds (15 portfolios);
                                                                                 advisor or manager.        and Chairman of the
                                                                                                            Board of Sound Surgical
                                                                                                            Technologies.

Frank K. Reilly(2); 70      Chairman      Since        Mr. Reilly is a           Mr. Reilly is a director   Mr. Reilly is a Director
Mendoza College of          and           1993         Professor at the          or trustee of four         of Discover Bank, Morgan
Business                    Trustee                    University of Notre       investment companies       Stanley Trust and FSB.
University of Notre Dame                               Dame since 1982.          (consisting of 56
Notre Dame,                                                                      portfolios) for which
IN 46556-5649                                                                    UBS Global AM
                                                                                 (Americas) or one of its
                                                                                 affiliates serves as
                                                                                 investment advisor, sub-
                                                                                 advisor or manager.

                                            TERM OF
                                          OFFICE AND
                            POSITION(S)    LENGTH OF                             NUMBER OF PORTFOLIOS IN
NAME, ADDRESS                HELD WITH       TIME      PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN       OTHER DIRECTORSHIPS
AND AGE                        TRUST       SERVED(1)     DURING PAST 5 YEARS            BY TRUSTEE               HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Edward M. Roob(2); 71       Trustee       Since        Mr. Roob is retired       Mr. Roob is a director     None.
841 Woodbine Lane                         1994         (since 1993).             or trustee of four
Northbrook, IL 60002                                                             investment companies
                                                                                 (consisting of 56
                                                                                 portfolios) for which
                                                                                 UBS Global AM
                                                                                 (Americas) or one of its
                                                                                 affiliates serves as
                                                                                 investment advisor, sub-
                                                                                 advisor or manager.

Adela Cepeda(2); 48         Trustee       Since        Ms. Cepeda is founder     Ms. Cepeda is a director   Ms. Cepeda is director
A.C. Advisory, Inc.                       2004         and president of A.C.     or trustee of four         of Lincoln National
161 No. Clark Street                                   Advisory, Inc.            investment companies       Income Fund, Inc. (since
Suite 4975                                             (since 1995).             (consisting of 56          1992) and MGI Funds (7
Chicago, IL 60601                                                                portfolios) for which      portfolios) (since
                                                                                 UBS Global AM              2005). She is also a
                                                                                 (Americas) or one of its   director of Amalgamated
                                                                                 affiliates serves as       Bank of Chicago (since
                                                                                 investment advisor, sub-   2003).
                                                                                 advisor or manager.

J. Mikesell Thomas(2); 55   Trustee       Since        Mr. Thomas is President   Mr. Thomas is a director   Mr. Thomas is a
Federal Home Loan                         2004         and CEO of Federal Home   or trustee of four         director and chairman
Bank of Chicago                                        Loan Bank of Chicago      investment companies       of the Audit Committee
111 East Wacker Drive                                  (since 2004). Mr.         (consisting of 56          for Evanston
Chicago, IL 60601                                      Thomas was an             portfolios) for which      Northwestern
                                                       independent financial     UBS Global AM              Healthcare.
                                                       advisor (2001 to 2004).   (Americas) or one of
                                                       He was managing           its affiliates serves as
                                                       director of Lazard        investment advisor, sub-
                                                       Freres & Co. (1995 to     advisor or manager.
                                                       2001).


----------
(1)  Each Trustee holds office for an indefinite term.


(2) Messrs. Auch, Reilly and Roob are also Independent Trustees of UBS Supplementary Trust and UBS Private Portfolios Trust, which are both investment vehicles advised by UBS Global AM (Americas) and are excluded from registration under the Act in reliance on the exemptions afforded by
     Section 3(c)(7) of the Act. Ms. Cepeda and Mr. Thomas are also Independent Trustees of UBS Private Portfolios Trust.

OFFICERS



                        POSITION(S)    TERM OF OFFICE+
   NAME, ADDRESS         HELD WITH      AND LENGTH OF        PRINCIPAL OCCUPATION(S) DURING PAST
      AND AGE            THE TRUST       TIME SERVED                       5 YEARS
----------------------------------------------------------------------------------------------------
Joseph J. Allessie*   Vice President   Since 2005        Mr. Allessie is director and deputy general
Age: 41               and Assistant                      counsel at UBS Global AM (US) and UBS
                      Secretary                          Global AM (Americas) (collectively, "UBS
                                                         Global AM--Americas region") (since 2005).
                                                         Prior to joining UBS Global AM--Americas
                                                         region, he was senior vice president and
                                                         general counsel of Kenmar Advisory Corp.
                                                         (from 2004 to 2005). Prior to that, Mr.
                                                         Allessie was general counsel and secretary
                                                         of GAM USA Inc., GAM Investments, GAM
                                                         Services, GAM Funds, Inc. and the GAM
                                                         Avalon Funds (from 1999 to 2004). Mr.
                                                         Allessie is a vice president and assistant
                                                         secretary of 20 investment companies
                                                         (consisting of 91 portfolios) for which UBS
                                                         Global AM--Americas region or one of its
                                                         affiliates serves as investment advisor,
                                                         sub-advisor or manager.

Rose Ann Bubloski*    Vice President   Since 2004        Ms. Bubloski is an associate director
Age: 38               and Assistant                      (since 2004) and a senior manager of the
                      Treasurer                          U.S. Mutual Fund Treasury Administration
                                                         department of UBS Global AM--Americas
                                                         region. Ms. Bubloski is vice president and
                                                         assistant treasurer of 20 investment
                                                         companies (consisting of 91 portfolios) for
                                                         which UBS Global AM--Americas region or one
                                                         of its affiliates serves as investment
                                                         advisor, sub-advisor or manager.

Thomas Disbrow*       Vice             Since 2000        Mr. Disbrow is a director (since 2001) and
Age: 40               President,       (Vice             head of U.S. Mutual Fund Treasury
                      Treasurer and    President) and    Administration department (since 2006) of
                      Principal        since 2006        UBS Global AM--Americas region. Mr. Disbrow
                      Accounting       (Treasurer and    is vice president, treasurer and principal
                      Officer          Principal         accounting officer of 20 investment
                                       Accounting        companies (consisting of 91 portfolios) for
                                       Officer)          which UBS Global AM--Americas region or one
                                                         of its affiliates serves as investment
                                                         advisor, sub-advisor or manager.

                        POSITION(S)    TERM OF OFFICE+
   NAME, ADDRESS         HELD WITH      AND LENGTH OF        PRINCIPAL OCCUPATION(S) DURING PAST
      AND AGE            THE TRUST       TIME SERVED                       5 YEARS
----------------------------------------------------------------------------------------------------

Michael J. Flook*     Vice President   Since 2006        Mr. Flook is an associate director and a
Age: 41               and Assistant                      senior manager of the U.S. Mutual Fund
                      Treasurer                          Treasury Administration department of UBS
                                                         Global AM--Americas region (since 2006).
                                                         Prior to joining UBS Global AM--Americas
                                                         region, he was a senior manager with The
                                                         Reserve (asset management firm) from May
                                                         2005 to May 2006. Prior to that he was a
                                                         senior manager with PFPC Worldwide since
                                                         October 2000. Mr. Flook is a vice president
                                                         and assistant treasurer of 20 investment
                                                         companies (consisting of 91 portfolios) for
                                                         which UBS Global AM--Americas region or one
                                                         of its affiliates serves as investment
                                                         advisor, sub-advisor or manager.

Mark F. Kemper**      Vice President   Since 1999 and    Mr. Kemper is general counsel of UBS Global
Age: 48               and Secretary    2004,             AM--Americas region (since 2004). Mr.
                                       respectively      Kemper is also a managing director of UBS
                                                         Global AM--Americas region (since 2006). He
                                                         was deputy general counsel of UBS Global AM
                                                         (Americas) from July 2001 to July 2004. He
                                                         has been secretary of UBS Global
                                                         AM--Americas region since 1999 and
                                                         assistant secretary of UBS Global Asset
                                                         Management Trust Company since 1993. Mr.
                                                         Kemper is secretary of UBS Global
                                                         AM--Americas region (since 2004). Mr.
                                                         Kemper is vice president and secretary of
                                                         20 investment companies (consisting of 91
                                                         portfolios) for which UBS Global
                                                         AM--Americas region or one of its
                                                         affiliates serves as investment advisor,
                                                         sub-advisor or manager.

                        POSITION(S)    TERM OF OFFICE+
NAME, ADDRESS AND      HELD WITH THE    AND LENGTH OF
AGE                        TRUST         TIME SERVED     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
Joanne M. Kilkeary*   Vice President   Since 2006        Ms. Kilkeary is an associate director
Age: 38               and Assistant                      (since 2000) and a senior manager (since
                      Treasurer                          2004) of the U.S. Mutual Fund Treasury
                                                         Administration department of UBS Global
                                                         AM--Americas region. Ms. Kilkeary is a vice
                                                         president and assistant treasurer of 20
                                                         investment companies (consisting of 91
                                                         portfolios) for which UBS Global
                                                         AM--Americas region or one of its
                                                         affiliates serves as investment advisor,
                                                         sub-advisor or manager.

Tammie Lee*           Vice President   Since 2005        Ms. Lee is a director and associate general
Age: 35               and Assistant                      counsel of UBS Global AM--Americas region
                      Secretary                          (since 2005). Prior to joining UBS Global
                                                         AM--Americas region, she was vice president
                                                         and counsel at Deutsche Asset
                                                         Management/Scudder Investments from 2003 to
                                                         2005. Prior to that, she was assistant vice
                                                         president and counsel at Deutsche Asset
                                                         Management/Scudder Investments from 2000 to
                                                         2003. Ms. Lee is a vice president and
                                                         assistant secretary of 20 investment
                                                         companies (consisting of 91 portfolios) for
                                                         which UBS Global AM--Americas region or one
                                                         of its affiliates serves as investment
                                                         advisor, sub-advisor or manager.

Joseph McGill*        Vice President   Since 2004        Mr. McGill is managing director (since
Age: 44               and Chief                          2006) and chief compliance officer at UBS
                      Compliance                         Global AM--Americas region (since 2003).
                      Officer                            Prior to joining UBS Global AM--Americas
                                                         region, he was assistant general counsel at
                                                         J.P. Morgan Investment Management (from
                                                         1999 to 2003). Mr. McGill is a vice
                                                         president and chief compliance officer of
                                                         20 investment companies (consisting of 91
                                                         portfolios) for which UBS Global
                                                         AM--Americas region or one of its
                                                         affiliates serves as investment advisor,
                                                         sub-advisor or manager.

                        POSITION(S)    TERM OF OFFICE+
NAME, ADDRESS AND      HELD WITH THE    AND LENGTH OF
AGE                        TRUST         TIME SERVED     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
Eric Sanders*         Vice President   Since 2005        Mr. Sanders is a director and associate
Age: 41               and Assistant                      general counsel of UBS Global AM--Americas
                      Secretary                          region (since 2005). From 1996 until June
                                                         2005, he held various positions at Fred
                                                         Alger & Company, Incorporated, the most
                                                         recent being assistant vice president and
                                                         associate general counsel. Mr. Sanders is a
                                                         vice president and assistant secretary of
                                                         20 investment companies (consisting of 91
                                                         portfolios) for which UBS Global
                                                         AM--Americas region or one of its
                                                         affiliates serves as investment advisor,
                                                         sub-advisor or manager.

Andrew Shoup*         Vice President   Since 2006        Mr. Shoup is a managing director and senior
Age: 50               and Chief                          member of the Global Treasury
                      Operating                          Administration department of UBS Global
                      Officer                            AM--Americas region (since July 2006).
                                                         Prior to joining UBS Global AM--Americas
                                                         region, he was Chief Administrative Officer
                                                         for the Legg Mason Partner Funds (formerly
                                                         Smith Barney, Salomon Brothers, and
                                                         CitiFunds mutual funds) from November 2003
                                                         to July 2006. Prior to that, he held
                                                         various positions with Citigroup Asset
                                                         Management and related Companies with their
                                                         domestic and offshore mutual funds since
                                                         1993. Additionally, he has worked for
                                                         another mutual fund complex as well as
                                                         spending eleven years in public accounting.
                                                         Mr. Shoup is a vice president and chief
                                                         operating officer of 20 investment
                                                         companies (consisting of 91 portfolios) for
                                                         which UBS Global AM--Americas region or one
                                                         of its affiliates serves as investment
                                                         advisor, sub-advisor or manager.

                        POSITION(S)    TERM OF OFFICE+
   NAME, ADDRESS         HELD WITH      AND LENGTH OF        PRINCIPAL OCCUPATION(S) DURING PAST
      AND AGE            THE TRUST       TIME SERVED                       5 YEARS
----------------------------------------------------------------------------------------------------
Kai R. Sotorp**       President        Since 2006        Mr. Sotorp is the Head of the Americas for
Age: 47                                                  UBS Global Asset Management (since 2004); a
                                                         member of the UBS Group Managing Board
                                                         (since 2003) and a member of the UBS Global
                                                         Asset Management Executive Committee (since
                                                         2001). Prior to his current role, Mr.
                                                         Sotorp was Head of UBS Global Asset
                                                         Management--Asia Pacific (2002-2004),
                                                         covering Australia, Japan, Hong Kong,
                                                         Singapore and Taiwan; Head of UBS Global
                                                         Asset Management (Japan) Ltd. (2001-2004);
                                                         Representative Director and President of
                                                         UBS Global Asset Management (Japan) Ltd.
                                                         (2000-2004); and member of the board of
                                                         Mitsubishi Corp.--UBS Realty Inc.
                                                         (2000-2004). Mr. Sotorp is President of 20
                                                         investment companies (consisting of 91
                                                         portfolios) for which UBS Global Asset
                                                         Management--Americas region or one of its
                                                         affiliates serves as investment advisor,
                                                         sub-advisor or manager.

Keith A. Weller*      Vice President   Since 2004        Mr. Weller is executive director and senior
Age: 45               and Assistant                      associate general counsel of UBS Global
                      Secretary                          AM--Americas region (since 2005) and has
                                                         been an attorney with affiliated entities
                                                         since 1995. Mr. Weller is a vice president
                                                         and assistant secretary of 20 investment
                                                         companies (consisting of 91 portfolios) for
                                                         which UBS Global AM--Americas region or one
                                                         of its affiliates serves as investment
                                                         advisor, sub-advisor or manager.


------------
*    This person's business address is 51 West 52nd Street, New York, NY
     10019-6114.

**   This person's business address is One North Wacker Drive, Chicago, IL
     60606.

+ Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

INFORMATION ABOUT INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES ISSUED BY UBS GLOBAL AM (AMERICAS) OR UBS GLOBAL AM (US) OR ANY COMPANY CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL WITH UBS GLOBAL AM (AMERICAS) OR UBS GLOBAL AM (US)

As of December 31, 2005, the Independent Trustees did not own any securities issued by UBS Global AM (Americas) or UBS Global AM (US) or any company controlling, controlled by or under common control with UBS Global AM (Americas) or UBS Global AM (US).

INFORMATION ABOUT TRUSTEE OWNERSHIP OF FUND SHARES



                                                AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                                    REGISTERED INVESTMENT COMPANIES OVERSEEN BY
      NAME OF                                      TRUSTEE FOR WHICH UBS GLOBAL AM (AMERICAS) OR
    INDEPENDENT       DOLLAR RANGE OF EQUITY        AN AFFILIATE SERVES AS INVESTMENT ADVISOR,
     TRUSTEES        SECURITIES IN THE TRUST+                 SUB-ADVISOR OR MANAGER+
--------------------------------------------------------------------------------------------------
Walter E. Auch       UBS U.S. Large Cap                          $10,001 - $50,000
                     Equity Fund --
                     $10,001 - $50,000

Frank K. Reilly      UBS Global Allocation                         over $100,000
                     Fund --
                     over $100,000;

                     UBS U.S. Small Cap
                     Growth Fund --
                     $50,001 -- $100,000

Edward M. Roob       UBS Global Allocation                         over $100,000
                     Fund --
                     over $100,000

Adela Cepeda         None                                        $10,001 - $50,000

J. Mikesell Thomas   None                                              None


----------

+    Information regarding ownership is as of December 31, 2005.


NOTE REGARDING RANGES: In disclosing the dollar range of equity securities beneficially owned by a Trustee in these columns, the following ranges will be used: (i) none; (ii) $1 - $10,000; (iii) $10,001 - $50,000; (iv) $50,001 -
$100,000; or (v) over $100,000.

COMPENSATION TABLE
TRUSTEES



                               ANNUAL AGGREGATE   PENSION OR RETIREMENT     TOTAL COMPENSATION FROM
                                COMPENSATION        BENEFITS ACCRUED AS   THE TRUST AND FUND COMPLEX
NAME AND POSITION HELD        FROM THE TRUST(1)   PART OF FUND EXPENSES       PAID TO TRUSTEES(2)
----------------------        -----------------   ---------------------   --------------------------
Walter E. Auch, Trustee            $35,767                 N/A                      $89,282
Frank K. Reilly, Trustee           $35,594                 N/A                      $92,209
Edward M. Roob, Trustee            $33,378                 N/A                      $86,592
Adela Cepeda, Trustee              $35,569                 N/A                      $92,592
J. Mikesell Thomas, Trustee        $35,694                 N/A                      $93,092


----------

(1) Represents aggregate annual compensation paid by the Trust to each Trustee indicated for the fiscal year ended June 30, 2006.

(2) This amount represents the aggregate amount of compensation paid to the Trustees for service on the Board of Directors/Trustees of four registered investment companies (three registered investment companies with regard to Mr. Auch) managed by UBS Global AM (Americas) or an affiliate for the fiscal year ended June 30, 2006.


No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust.


Each Independent Trustee receives, in the aggregate from the UBS Global AM family of funds for his or her service to four registered investment companies (three with respect to Mr. Auch) and two unregistered investment companies (one with respect to Ms. Cepeda and Mr. Thomas) managed by UBS Global AM (Americas), an annual retainer of $40,000 for serving as a Board member, a $5,000 retainer for serving as an Audit Committee member, and a $5,000 retainer for serving as a Nominating, Compensation and Governance Committee member. In addition, the chairman of the Board, for serving as chairman of the Board, and the chairman of the Audit Committee, for serving as chairman of the Audit Committee, receive, in the aggregate from the UBS Global AM family of funds for his or her service to four registered investment companies and two unregistered investment companies (one with respect to Mr. Thomas) managed by UBS Global AM (Americas), an annual retainer of $10,000 and $5,000, respectively. The foregoing fees will be allocated among all such funds as follows: (i) one-half of the expense will be allocated pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment; and (ii) one-half of the expense will be allocated equally according to the number of such funds (i.e., expenses divided by number of funds). Each Independent Trustee will receive $300 per Fund for each regular Board meeting (and each in-person special meeting) actually attended from the Trust. In addition, each Independent Trustee will receive $200 and $100, respectively, for each Audit Committee meeting and Nominating, Compensation and Governance Committee meeting actually attended from the Trust. The Trust reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

Each Trustee sits on the Trust's Audit Committee, which has the responsibility, among other things, to: (i) select, oversee and set the compensation of the Trust's independent registered public accounting firm; (ii) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) oversee the quality and objectivity of the Funds' financial statements and the independent audit(s) thereof; and (iv) act as a liaison between the Trust's independent registered public accounting firm and the full Board. The Audit Committee met three times during the fiscal year ended June 30, 2006.

Each Trustee sits on the Trust's Nominating, Compensation and Governance Committee (the "Nominating Committee"), which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) review Board governance procedures and recommend any appropriate changes to the full Board; (iii) periodically review Independent Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iv) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of the Secretary of the Trust at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.


The Nominating, Compensation and Governance Committee met twice during the fiscal year ended June 30, 2006. There is no separate Investment Committee. Items pertaining to these matters are submitted to the full Board.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of October 2, 2006, the officers and Trustees, unless otherwise noted, as a group owned less than 1% of the outstanding equity securities of the Trust and of each class of equity securities of the Trust.

As of October 2, 2006, the following persons owned, of record or beneficially, more than 5% of the outstanding voting shares of the Class A, Class B, Class C and/or Class Y shares of one or more Funds as set forth below:



FUND                        NAME & ADDRESS*                       PERCENT HELD
----                        ---------------                       ------------
UBS Dynamic Alpha Fund--    Pershing/Donaldson Lufkin &              11.47%
Class Y                     Jenrette WL Lyons Inc. spec. cust.
                            acct. for the exclusive benefit of
                            customers omnibus acct.

                            Northern Trust Company as Trustee        9.26%
                            FBO UBS Financial Services 401K PL

                            IMS & Co. For the exclusive benefit      8.44%
                            of customers FBO various customers

                            Brown Brothers Harriman & Co             6.14%
                            CUST FBO

                            UBS Financial Services Inc.              5.17%
                            FBO Rodney D. Windley

UBS Global Allocation       Northern Trust Company as Trustee        16.78%
Fund--Class Y               FBO UBS Financial Services 401K PL

                            Bank of New York Ttee                     9.69%
                            For the Supervalue 401(k) Trust

                            Brown Brothers Harriman & Co.             8.20%
                            as custodian

                            State Street Bank & Trust Co Ttee         6.93%
                            the UBS Savings and Investment Plan

                            IMS & Co                                  6.70%
                            For the exclusive benefit of
                            Customers FBO Various Customers

                            Pershing/Donaldson Lufkin &               6.66%
                            Jenrette WL Lyons Inc. spec. cust.
                            acct. for the exclusive benefit of
                            customers omnibus acct.

                            Wilmington Trust Co Ttee                  6.13%
                            Brinson Partners Inc Supp Inc Comp
                            PL UA 2/20/97

UBS Global Equity Fund--    Merrill Lynch Financial Data Svcs        18.07%
Class B

FUND                        NAME & ADDRESS*                       PERCENT HELD
----                        ---------------                       ------------
UBS Global Equity Fund--    Pershing/Donaldson Lufkin &              29.98%
Class Y                     Jenrette WL Lyons Inc. spec. cust.
                            acct. for the exclusive benefit of
                            customers omnibus acct.

                            IMS & Co For the exclusive benefit       29.74%
                            of customers FBO various customers

                            State Street Bank & Trust Co Ttee        16.56%
                            the UBS Savings and Investment Plan

                            Wilmington Trust Co Ttee Brinson          9.30%
                            Partners Inc Supp Inc Comp PL UA
                            2/20/97

UBS International Equity    UBS Financial Services Inc.              21.66%
Fund--Class B               FBO David M. Coover Jr Ttee
                            FBO Charlotte T. Groner

                            RBC Dain Rauscher Custodian              12.45%
                            Lynn Houck

                            UBS Financial Services Inc.               6.38%
                            FBO Robert H. McCollum &
                            Susan K. McCollum Co-Ttees

UBS International Equity    UBS Financial Services Inc.              16.85%
Fund--Class C               FBO George M. Testerman, MD
                            Living Trust

                            UBS Financial Services Inc.               5.67%
                            FBO Barry J. Galt
                            Kathryn M. Galt Com Prop

                            UBS Financial Services Inc.               5.47%
                            FBO Dorothy L. Quade
                            Kurt W. Quade & Mark Quade
                            Quade Rev Trust DTD 12/14/00

UBS International Equity    State Street Bank & Trust Co Ttee        25.38%
Fund--Class Y               the UBS Savings and Investment Plan

                            Pershing/Donaldson Lufkin &              22.59%
                            Jenrette WL Lyons Inc. spec. cust.
                            acct. for the exclusive benefit of
                            customers omnibus acct.

                            IMS & Co                                 17.64%
                            For the exclusive benefit of
                            customers FBO various customers

                            T. Rowe Price Retirement Plan             9.44%
                            Services Inc FBO Retirement Plan
                            Clients

FUND                        NAME & ADDRESS*                       PERCENT HELD
----                        ---------------                       ------------
UBS U.S. Equity Alpha       UBS Global Asset Management                100%
Fund--Class Y               Americas Inc. Attn. Rich Siegel

UBS U.S. Large Cap Equity   ONEDUN First American Bank                7.55%
Fund--Class A               DCGT as Ttee and/or CUST                  6.65%
                            FBO Principal Financial Group
                            Omnibus Qualified

UBS U.S. Large Cap Equity   NFSLLC FEBO Ttees of LeBoeuf LGM          8.73%
Fund--Class B               Ttee LLP PS Plan FBO Dana S. Fried
                            UBS Financial Services Inc. CUST          5.82%
                            Uta R. Tanis Rollover IRA
                            LPL Financial Services                    5.34%

UBS U.S. Large Cap Equity   DCGT as Ttee and/or CUST FBO              7.79%
Fund--Class C               various qualified plans Attn. NPIO
                            Trade Desk

UBS U.S. Large Cap Equity   Pershing/Donaldson Lufkin &              21.73%
Fund--Class Y               Jenrette WL Lyons Inc. spec. cust.
                            acct. for the exclusive benefit of
                            customers omnibus acct.
                            IMS & Co
                            For the exclusive benefit of             18.54%
                            customers FBO various customers
                            State Street Bank & Trust Co Ttee        13.92%
                            the UBS Savings and Investment Plan
                            JP Morgan Chase CUST                     13.65%
                            FBO Pearson Retirement Plan
                            C/O JP Morgan RPS
                            ONEDUN First American Bank                6.33%
                            Ameriprise Trust Company                  5.05%
                            FBO Ameriprise Retirement Services
                            Plan C/O Pat Brown

UBS U.S. Large Cap Growth   UBS Financial Services Inc.              13.40%
Fund--Class A               FBO Joseph F. Scoby &
                            Jeanne J. Scoby JTWROS
                            UBS Financial Services Inc.               5.55%
                            FBO George Arzt Ann Weisbrod JT Ten
                            Pershing/Donaldson Lufkin &               5.37%
                            Jenrette WL Lyons Inc. spec. cust.
                            acct. for the exclusive benefit of
                            customers omnibus acct.

FUND                        NAME & ADDRESS*                       PERCENT HELD
----                        ---------------                       ------------
UBS U.S. Large Cap Growth   UBS Financial Services Inc.              25.90%
Fund--Class B               FBO Parabliss Ltd C/O Alfredo Nieto
                            UBS Financial Services Inc.              11.63%
                            FBO Andrew Parker
                            UBS Financial Services Inc.              10.94%
                            FBO William M. McShan &
                            Carolyn McShan Ttees of DTD 5/20/02
                            UBS Financial Services Inc. CUST          8.14%
                            David W. Brady Jr
                            UBS Financial Services Inc. CUST          5.60%
                            James P. Holtzer
                            UBS Financial Services Inc.               5.17%
                            FBO Howard Adams DVM

UBS U.S. Large Cap Growth   UBS Financial Services Inc.              10.53%
Fund--Class C               CUST Integrated Computer Systems,
                            Inc. Profit Sharing Plan UAD
                            Morgan Keegan & Company, Inc.             8.29%
                            FBO Nancy Works Revocable Trust
                            U/A 1/4/01 Nancy Works Ttee
                            UBS Financial Services Inc.               5.93%
                            CUST UBS-FINSVC CDN FBO Mrs. Mary
                            Jane Frost
                            UBS Financial Services Inc.               5.88%
                            FBO Duncan Tabb Wierengo
                            UBS Financial Services Inc.               5.40%
                            FBO J. Philip Hazelrig
                            UBS Financial Services Inc.               5.40%
                            CUST Martha Suzanne Brignac Bell

UBS U.S. Large Cap Growth   Northern Trust Company as Trustee        77.26%
Fund--Class Y               FBO UBS Financial Services 401K PL
                            Wilmington Trust Company                 15.54%
                            FBO Brinson Partners Inc

UBS U.S. Large Cap Value    Merrill Lynch Financial Data              5.35%
Equity Fund--Class B        Services

FUND                        NAME & ADDRESS*                       PERCENT HELD
----                        ---------------                       ------------
UBS U.S. Large Cap Value    Northern Trust Company as Trustee         30.10%
Equity Fund--Class Y        FBO UBS Financial Services 401K PL
                            JP Morgan Chase Bank as Ttee              27.90%
                            FBO Cushman & Wakefield 401K Pay
                            Conversion Plan C/O JP Morgan RPS
                            MGMT RPTG Team
                            Wilmington Trust Co                       15.14%
                            FBO Brinson Partners Inc. Def Comp
                            PL
                            Wilmington Trust Co                       14.13%
                            FBO Brinson Partners INC
                            JP Morgan Chase Bank as Ttee               5.73%
                            FBO Cushman & Wakefield 401K
                            Retirement Savings Plan for
                            Building Employees C/O JP Morgan
                            RPS MGMT RPTG Team

UBS U.S. Mid Cap Growth     UBS Financial Services Inc. CUST          28.92%
Equity Fund--Class A        Susan Ryan Rollover Ira
                            UBS Financial Services Inc.               14.22%
                            FBO Kathryn J. Hoy
                            Joseph William Kurimay JTWROS
                            UBS Financial Services Inc.               11.91%
                            FBO Katherine D. Sullivan
                            Trust Consultants
                            UA Dtd 03/28/94
                            UBS Financial Services Inc. CUST          11.90%
                            Mark E Kenyon
                            UBS Financial Services Inc. FBO            8.53%
                            Gregory T Mino trust
                            Dtd 11-03-05
                            UBS Financial Services Inc. FBO            5.97%
                            Robert P. Wolfangel, Jr
                            Maureen E. Wolfangel JTWROS
                            UBS Financial Services Inc. FBO            5.78%
                            Ian Walter Hinchcliffe

UBS U.S. Mid Cap Growth     Marian Stephens Quade                     69.15%
Equity Fund--Class C        Marian Stephens Quade Ttee
                            U/A 07/19/2002
                            First Clearing, LLC                       13.75%
                            Arthur Hokanson Ttee
                            Arthur Hokanson Trust
                            U/A Dtd 05/16/02
                            NFS LLC FEBO                               6.28%
                            JPMorgan Chase Bk Trad R/O Cus
                            IRA of Grace Cosentino

FUND                        NAME & ADDRESS*                       PERCENT HELD
----                        ---------------                       ------------
UBS U.S. Mid Cap Growth     UBS Global Asset Management               99.99%
Equity Fund--Class Y        Americas Inc. Attn Richard Siegel

UBS U.S. Small Cap Growth   Merrill Lynch Pierce Fenner & Smith       19.04%
Fund--Class A               for the sole benefit of its
                            customers attn: service team
                            ING Life Insurance & Annuity Co           11.27%
                            Fidelity Invest Inst Operations Co         9.44%
                            INC AGNT Certain Employee Benefit
                            Plans Fidelity Invest- Financial
                            Oper
                            Nationwide Insurance Company               9.11%
                            Trust C/O IPO Portfolio Accounting
                            Wells Fargo Bank NA                        6.69%
                            FBO Retirement Plan Services
                            Wells Fargo Bank West NA Ttee              6.06%
                            FBO Various FASCORP Recordkept
                            Plans C/O FASCORP
                            ING National Trust                         5.88%

UBS U.S. Small Cap Growth   UBS Financial Services Inc.               11.14%
Fund--Class B               FBO Mr. David M. Reed Jr and Mrs.
                            Randy F. Reed JTWROS

UBS U.S. Small Cap Growth   Fidelity Invest Inst Operations Co        14.06%
Fund--Class Y               Inc Agnt Certain Employee Benefit
                            Plans Fidelity Invest- Financial
                            Oper
                            UBS Omnibus Reinvest Account              12.28%
                            Charles Schwab & Co Inc                    9.52%
                            Attn Mutual Funds
                            JP Morgan Chase Bank as Ttee               8.80%
                            FBO El Paso Corporation RSP
                            C/O JP Morgan RSP MGMT Rpty Team
                            Mastercard State Street                    7.41%
                            Bank as Trustee Citistreet as
                            Plan Administrator
                            State Street Bank & Trust Co Ttee          6.29%
                            the UBS Savings and Investment Plan

UBS Absolute Return Bond    Banco Nacional De Angola                  73.92%
Fund--Class Y               Pershing/Donaldson Lufkin &                8.59%
                            Jenrette WL Lyons Inc. spec. cust.
                            acct. for the exclusive benefit of
                            customers omnibus acct.
                            IMS & Co                                   5.79%
                            For the exclusive benefit of
                            customers FBO various customers

FUND                        NAME & ADDRESS*                       PERCENT HELD
----                        ---------------                       ------------
UBS Global Bond Fund--      UBS Financial Services Inc.               7.50%
Class A                     FBO Busch Consolidated Inc.
                            UBS AG                                    6.26%
                            Omnibus reinvestment account UBST

UBS Global Bond Fund--      UBS Financial Services Inc. CUST         13.02%
Class B                     Michael B. Williams Rollover IRA
                            UBS Financial Services Inc. CUST          6.37%
                            Wanda Heddin
                            UBS Financial Services Inc. CUST          5.76%
                            Mrs. Seena Gershwin

UBS Global Bond Fund--      UBS Financial Services Inc.              12.77%
Class C                     FBO Alexander B. Hawes Ttee
                            Harriet H. Savage Ttee
                            Matthew A. Hawes
                            UBS Financial Services Inc.               6.71%
                            CUST Linda Disimone

UBS Global Bond Fund--      Pershing/Donaldson Lufkin &              34.10%
Class Y                     Jenrette WL Lyons Inc. spec. cust.
                            acct. for the exclusive benefit of
                            customers omnibus acct.
                            IMS & Co                                 28.03%
                            For the exclusive benefit of
                            customers FBO various customers
                            State Street Bank & Trust Co Ttee        20.17%
                            the UBS Savings and Investment Plan

UBS High Yield Fund--       NFS LLC FEBO                              5.35%
Class A                     Price Flex Fund Qualified LP
                            a Partnership
                            Lafayette NFS LLC FEBO                    5.35%
                            Price Flex Fund LP

UBS High Yield Fund--       Morgan Stanley DW Inc Cust for            9.40%
Class B                     Edward C. McComb
                            UBS Financial Services Inc.               9.28%
                            FBO Marjorie A. Nooteboom
                            Citigroup Global Markets Inc.             5.32%

FUND                        NAME & ADDRESS*                       PERCENT HELD
----                        ---------------                       ------------
UBS High Yield Fund--       UBS Omnibus Reinvest Account             56.77%
Class Y                     Pershing/Donaldson Lufkin &              15.44%
                            Jenrette WL Lyons Inc.
                            IMS & Co                                 13.13%
                            For the exclusive benefit of
                            customers FBO various customers

UBS U.S. Bond Fund--        NFS LLC FEBO                            22.82%
Class A                     Bank of America N.A.
                            FBO St. Ann's Home/UBS
                            Charles Schwab & Co Inc                 14.92%
                            Attn Mutual Funds
                            101 Montgomery St.
                            San Francisco CA 94104-4122
                            NFS LLC FEBO                            10.90%
                            Bank of America N.A.
                            FBO St. Ann's Home Pension/UBS
                            Patterson & Co                           6.44%
                            Anesthesia Assoc New Haven
                            Charles Schwab & Co Inc                  6.28%
                            Attn Mutual Funds
                            101 Montgomery St.
                            San Francisco CA 94104-4122

UBS U.S. Bond Fund--        UBS Financial Services Inc.              9.51%
Class B                     FBO Douglas J. Theno &
                            Margie Theno Revocable Living
                            Trust Margie Theno Ttees
                            UBS Financial Services Inc. CUST         8.00%
                            David W. Brady Jr.
                            UBS Financial Services Inc. CUST         7.61%
                            Bruce A. Macphetres Access-US Trust
                            UBS Financial Services Inc. CUST         6.13%
                            Curtis C. Hawks
                            UBS Financial Services Inc. FBO          5.54%
                            David N Miller
                            UBS Financial Services Inc. CUST         5.49%
                            Lee K Hodgson
                            UBS Financial Services Inc. FBO          5.11%
                            Neal A Alvanns Ttee

UBS U.S. Bond Fund--        First Clearing, LLC                      9.96%
Class C                     UBS Financial Services Inc.              5.85%
                            CUST Jerry Wayne Mills

FUND                        NAME & ADDRESS*                       PERCENT HELD
----                        ---------------                       ------------
UBS U.S. Bond Fund--        Pershing/Donaldson Lufkin &             36.22%
Class Y                     Jenrette WL Lyons Inc. spec. cust.
                            acct. for the exclusive benefit of
                            customers omnibus acct.
                            IMS & Co                                32.14%
                            For the exclusive benefit
                            of customers FBO various customers
                            State Street Bank & Trust Co Ttee       24.10%
                            the UBS Savings and Investment Plan


----------------

*    The shareholders listed may be contacted c/o UBS Global Asset Management
     (US) Inc., Compliance Department, 51 West 52nd Street, New York, NY 10019-6114.

As of October 2, 2006, there were no persons who owned of record or beneficially more than 25% of the outstanding voting shares of the Trust.


Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of the Trust is presumed to control the Trust under the provisions of the Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Trust or a particular Fund.

INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING AND OTHER SERVICE ARRANGEMENTS

ADVISOR


UBS Global Asset Management (Americas) Inc., with its principal office located at One North Wacker Drive, Chicago, Illinois 60606, manages the assets of the Trust pursuant to its investment advisory agreement with each Fund (the "Agreements"). The Advisor is an investment management firm managing approximately $128.2 billion, as of June 30, 2006, primarily for institutional pension and profit sharing funds. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $629.7 billion in assets under management as of June 30, 2006.

As of June 30, 2006, the Advisor also serves as the investment advisor or sub-advisor to forty other investment companies: The Park Avenue Portfolio: The Guardian UBS Large Cap Value Fund, The Park Avenue Portfolio: The Guardian UBS Small Cap Value Fund, The Guardian Variable Contracts Fund, Inc.: The Guardian UBS VC Large Cap Value Fund, The Guardian Variable Contracts Fund, Inc.: The Guardian UBS VC Small Cap Value Fund, John Hancock Trust: Global Allocation Trust, John Hancock Trust: Large Cap Trust, John Hancock Funds II: Large Cap Fund, John Hancock Funds II: Global Allocation Fund, J.P. Morgan Fleming Series
Trust: JPMorgan Multi-Manager Small Cap Growth Fund, Principal Investors Fund,
Inc.: Partners SmallCap Growth Fund II, Principal Investors Fund, Inc.: Partners LargeCap Value Fund I, Principal Variable Contracts Fund, Inc.: SmallCap Growth Account, AXP Strategy Series Inc.: RiverSource Small Cap Growth Fund, Lincoln Variable Insurance Products Trust: Global Asset Allocation Fund, ING UBS U.S. Allocation Portfolio, ING UBS U.S. Large Cap Equity Portfolio, ING UBS U.S. Small Cap Growth Portfolio, BB&T International Equity Fund, TA IDEX UBS Large Cap Value, AXA Enterprise Growth and Income Fund, EQ/UBS Growth and Income Portfolio, UBS Relationship Funds, SMA Relationship Trust, Fort Dearborn Income Securities, Inc., UBS Cashfund Inc., UBS Index Trust, UBS Investment Trust, UBS Money Series, UBS Managed Municipal Trust, UBS Master Series, Inc., UBS Municipal Money Market Series, UBS RMA Money Fund, Inc., UBS RMA Tax-Free Fund, Inc., UBS Series Trust, Global High Income Dollar Fund Inc., Insured Municipal Income Fund Inc., Investment Grade Municipal Income Fund Inc., Managed High Yield Plus Fund Inc., Strategic Global Income Fund, Inc. and UBS PACE Select Advisors Trust.


Pursuant to its Agreements with the Trust, on behalf of each Fund, the Advisor receives from each Fund a monthly fee at an annual rate (as described in the Prospectus and below) multiplied by the average daily net assets of that Fund for providing investment advisory services. The Advisor is responsible for paying its expenses. Each Fund pays the following expenses: (1) the fees and expenses of the Trust's disinterested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with the Advisor; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) auditing and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian, administrator and transfer agent and any related services; (10) expenses of obtaining quotations of the Funds' portfolio securities and of pricing the Funds' shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (13) fees and expenses of membership in industry organizations.

Under the Agreements, the Advisor is entitled to a monthly fee of the respective Fund's average daily net assets equal to annual rates according to the following fee schedule:


FUND                                          ASSETS UNDER MANAGEMENT            FEE
----                                   -------------------------------------   ------
UBS Dynamic Alpha Fund                 $0-$500 million                         0.850%
                                       On the next $500 million-$1 billion     0.800%
                                       On the next $1 billion-$1.5 billion     0.750%
                                       On the next $1.5 billion-$2 billion     0.725%
                                       Above $2 billion                        0.700%

UBS Global Allocation Fund             $0-$500 million                         0.800%
                                       On the next $500 million-$1 billion     0.750%
                                       On the next $1 billion-$1.5 billion     0.700%
                                       On the next $1.5 billion-$2 billion     0.675%
                                       On the next $2 billion-$3 billion       0.650%
                                       On the next $3 billion-$6 billion       0.630%
                                       Above $6 billion                        0.610%

UBS Global Equity Fund                 $0-$250 million                         0.750%
                                       On the next $250 million-$500 million   0.700%
                                       On the next $500 million-$1 billion     0.680%
                                       Above $1 billion                        0.650%

UBS International Equity Fund          $0-$500 million                         0.800%
                                       On the next $500 million-$1 billion     0.750%
                                       On the next $1 billion-$1.5 billion     0.700%
                                       On the next $1.5 billion-$2 billion     0.675%
                                       Above $2 billion                        0.650%

UBS U.S. Equity Alpha Fund             $0-$500 million                         1.000%
                                       On the next $500 million-$1 billion     0.900%
                                       Above $1 billion                        0.850%

UBS U.S. Large Cap Equity Fund         $0-$500 million                         0.700%
                                       On the next $500 million-$1 billion     0.650%
                                       On the next $1 billion-$1.5 billion     0.600%
                                       On the next $1.5 billion-$2 billion     0.575%
                                       Above $2 billion                        0.550%

UBS U.S. Large Cap Growth Fund         $0-$500 million                         0.700%
                                       On the next $500 million-$1 billion     0.650%
                                       On the next $1 billion-$1.5 billion     0.600%
                                       On the next $1.5 billion-$2 billion     0.575%
                                       Above $2 billion                        0.550%

UBS U.S. Large Cap Value Equity Fund   $0-$500 million                         0.700%
                                       On the next $500 million-$1 billion     0.650%
                                       On the next $1 billion-$1.5 billion     0.600%
                                       On the next $1.5 billion-$2 billion     0.575%
                                       Above $2 billion                        0.550%

FUND                                          ASSETS UNDER MANAGEMENT            FEE
----                                   -------------------------------------   ------

UBS U.S. Mid Cap Growth Equity Fund    $0-$500 million                         0.850%
                                       On the next $500 million-$1 billion     0.800%
                                       Above $1 billion                        0.775%

UBS U.S. Small Cap Growth Fund         $0-$1 billion                           0.850%
                                       Above $1 billion                        0.825%

UBS Absolute Return Bond Fund          $0-$500 million                         0.550%
                                       On the next $500 million-$1 billion     0.500%
                                       On the next $1 billion-$1.5 billion     0.475%
                                       On the next $1.5 billion-$2 billion     0.450%
                                       Above $2 billion                        0.425%

UBS Global Bond Fund                   $0-$1.5 billion                         0.650%
                                       On the next $1.5 billion-$2 billion     0.600%
                                       Above $2 billion                        0.550%

UBS High Yield Fund                    $0-$500 million                         0.600%
                                       On the next $500 million-$1 billion     0.550%
                                       Above $1 billion                        0.525%

UBS U.S. Bond Fund                     $0-$500 million                         0.500%
                                       On the next $500 million-$1 billion     0.475%
                                       On the next $1 billion-$1.5 billion     0.450%
                                       On the next $1.5 billion-$2 billion     0.425%
                                       Above $2 billion                        0.400%



Each Fund (other than UBS Global Allocation Fund and UBS International Equity
Fund) is subject to a one-year contractual expense limit at the following rates of the respective Fund's average daily net assets, excluding any 12b-1 Plan fees: 1.10% for the UBS Dynamic Alpha Fund; 1.00% for the UBS Global Equity Fund; 1.05% for the UBS U.S. Large Cap Equity Fund; 0.80% for the UBS U.S. Large Cap Growth Fund; 1.03% for the UBS U.S. Small Cap Growth Fund; 0.85% for the UBS U.S. Large Cap Value Equity Fund and UBS Absolute Return Bond Fund; 1.20% for the UBS U.S. Mid Cap Growth Equity Fund; 0.95% for the UBS High Yield Fund; 0.90% for the UBS Global Bond Fund; and 0.60% for the UBS U.S. Bond Fund. The UBS U.S. Equity Alpha Fund is subject to a one-year contractual expense limit at the rate of 1.25% of the UBS U.S. Equity Alpha Fund's average daily net assets, excluding any 12b-1 Plan fees and securities loan fees and dividends expenses for securities sold short. The contractual fee waiver and/or expense reimbursement agreements will remain in place for the Funds' fiscal year ending June 30, 2007. Thereafter, the expense limit for each of the applicable Funds will be reviewed each year, at which time the continuation of the expense limit will be considered by the Advisor and the Board of Trustees. The contractual fee waiver and/or expense reimbursement agreements also provide that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.


With regard to UBS International Equity Fund, the Advisor has agreed to irrevocably waive its fees and reimburse certain expenses to the extent that the total operating expenses (excluding 12b-1 fees) exceed 1.00% of the Fund's average daily net assets.

General expenses of the Trust (such as costs of maintaining corporate existence, certain legal fees, insurance, etc.) will be allocated among the Funds in proportion to their relative net assets. Expenses which relate exclusively to a particular Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that Fund.


Advisory fees accrued for the periods indicated below were as follows:


A. FISCAL YEAR ENDED JUNE 30, 2006



                                       GROSS ADVISORY   NET ADVISORY FEES     FUND EXPENSES
                                         FEES EARNED           PAID         WAIVED/REIMBURSED
FUND*                                    BY ADVISOR      AFTER FEE WAIVER      BY ADVISOR
-----                                  --------------   -----------------   -----------------
UBS Dynamic Alpha Fund                   $12,866,217       $12,866,217           $      0
UBS Global Allocation Fund                24,475,987        24,475,987                  0
UBS Global Equity Fund                     3,328,109         2,835,870            492,239
UBS International Equity Fund              1,268,153           968,188            299,965
UBS U.S. Large Cap Equity Fund             3,660,532         3,660,532                  0
UBS U.S. Large Cap Growth Fund                75,006                 0            139,307
UBS U.S. Large Cap Value Equity Fund         938,504           648,216            290,288
UBS U.S. Mid Cap Growth Equity Fund           11,333                 0             62,427
UBS U.S. Small Cap Growth Fund             3,054,197         2,500,304            553,893
UBS Absolute Return Bond Fund              1,973,974         1,973,974                  0
UBS Global Bond Fund                         590,120           371,750            218,370
UBS High Yield Fund                          657,225           493,663            163,562
UBS U.S. Bond Fund                           680,872           384,628            296,244


----------

* The UBS U.S. Equity Alpha Fund had not commenced operations as of the time period indicated.

B. FISCAL YEAR ENDED JUNE 30, 2005



                                       GROSS ADVISORY   NET ADVISORY FEES     FUND EXPENSES
                                         FEES EARNED          PAID          WAIVED/REIMBURSED
FUND*                                    BY ADVISOR     AFTER FEE WAIVER       BY ADVISOR
-----                                  --------------   -----------------   -----------------
UBS Dynamic Alpha Fund                   $ 2,027,422       $ 2,026,765           $    657
UBS Global Allocation Fund                17,557,547        17,557,547                  0
UBS Global Equity Fund                     3,265,839         2,632,363            633,476
UBS International Equity Fund                968,941           717,186            251,755
UBS U.S. Large Cap Equity Fund             1,457,582         1,457,582                  0
UBS U.S. Large Cap Growth Fund                44,814                 0            139,191
UBS U.S. Large Cap Value Equity Fund         988,789           555,899            432,880
UBS U.S. Small Cap Growth Fund             1,788,428         1,316,135            472,293
UBS Absolute Return Bond Fund                102,110            45,750             56,360
UBS Global Bond Fund                         521,125           327,506            193,619
UBS High Yield Fund                          853,068           776,102             76,966
UBS U.S. Bond Fund                           664,956           373,201            291,755


----------

* The UBS U.S. Mid Cap Growth Equity Fund and UBS U.S. Equity Alpha Fund had not commenced operations as of the time period indicated.

C. FISCAL YEAR ENDED JUNE 30, 2004



                                       GROSS ADVISORY   NET ADVISORY FEES     FUND EXPENSES
                                         FEES EARNED          PAID          WAIVED/REIMBURSED
FUND*                                    BY ADVISOR     AFTER FEE WAIVER       BY ADVISOR
-----                                  --------------   -----------------   -----------------
UBS Global Allocation Fund               $9,413,003         $9,413,003          $        0
UBS Global Equity Fund                    3,512,624          2,590,999             921,625
UBS International Equity Fund               767,619            516,566             251,053
UBS U.S. Large Cap Equity Fund              958,052            954,624               3,428
UBS U.S. Large Cap Growth Fund               37,831                  0              92,288
UBS U.S. Large Cap Value Equity Fund        700,415            355,638             344,777
UBS U.S. Small Cap Growth Fund            1,213,928            899,998             313,930
UBS Global Bond Fund                        430,799            227,662             203,137
UBS High Yield Fund                       1,029,782            912,614             117,168
UBS U.S. Bond Fund                          597,411            336,398             261,013


----------

* The UBS Dynamic Alpha Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund had not commenced operations as of the time period indicated.

PORTFOLIO MANAGERS. Presented below is information about those individuals identified as portfolio managers of the Funds in the Funds' Prospectus.

The following table provides information relating to other accounts managed by the portfolio managers as of June 30, 2006:



                                          REGISTERED              OTHER POOLED
                                     INVESTMENT COMPANIES      INVESTMENT VEHICLES        OTHER ACCOUNTS
                                    ----------------------   ----------------------   ----------------------
                                                ASSETS                   ASSETS                   ASSETS
                                                MANAGED                  MANAGED                  MANAGED
PORTFOLIO MANAGER (FUNDS MANAGED)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
---------------------------------   ------   -------------   ------   -------------   ------   -------------
BRIAN D. SINGER
(UBS GLOBAL ALLOCATION FUND AND
UBS DYNAMIC ALPHA FUND)                7        $ 8,129(a)     10        $ 8,413(1)     28        $ 2,582

JOHN C. LEONARD
(UBS U.S. LARGE CAP EQUITY FUND,
UBS U.S. LARGE CAP VALUE EQUITY
FUND AND UBS U.S. EQUITY
ALPHA FUND)                           11        $ 2,084        62        $16,464(2)     17        $ 3,099(3)

THOMAS M. COLE
(UBS U.S. LARGE CAP EQUITY FUND,
UBS U.S. LARGE CAP VALUE EQUITY
FUND AND UBS U.S. EQUITY
ALPHA FUND)                           11        $ 2,084        62        $16,464(2)     20        $ 3,097(3)

THOMAS DIGENAN
(UBS U.S. LARGE CAP EQUITY FUND,
UBS U.S. LARGE CAP VALUE EQUITY
FUND AND UBS U.S. EQUITY
ALPHA FUND)                           11        $ 2,084        62        $16,464(2)     23        $ 3,093(3)

                                            REGISTERED             OTHER POOLED
                                      INVESTMENT COMPANIES      INVESTMENT VEHICLES        OTHER ACCOUNTS
                                     ----------------------   ----------------------   ----------------------
                                                  ASSETS                   ASSETS                   ASSETS
                                                 MANAGED                  MANAGED                  MANAGED
PORTFOLIO MANAGER (FUNDS MANAGED)    NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)   NUMBER   (IN MILLIONS)
---------------------------------    ------   -------------   ------   -------------   ------   -------------
SCOTT HAZEN
(UBS U.S. LARGE CAP EQUITY FUND,
UBS U.S. LARGE CAP VALUE EQUITY
FUND AND UBS U.S. EQUITY
ALPHA FUND)                            11         $2,084        62       $16,464(2)      13       $3,093(3)

SCOTT BONDURANT
(UBS U.S. EQUITY ALPHA FUND)            2         $  131         0       $     0          9       $    1

LAWRENCE KEMP
(UBS U.S. LARGE CAP
GROWTH FUND)                            2         $   13         2       $   116         17       $4,809

JOHN A. PENICOOK(b)
(UBS ABSOLUTE RETURN BOND FUND,
UBS GLOBAL BOND FUND, UBS HIGH
YIELD FUND AND UBS U.S. BOND FUND)     15         $7,585        37       $ 8,926         55       $9,406(4)

THOMAS MADSEN(c)
(UBS INTERNATIONAL EQUITY FUND
AND UBS GLOBAL EQUITY FUND)             4         $  946(5)     68       $11,226(5)      22       $5,283

PAUL GRAHAM
(UBS U.S. SMALL CAP
GROWTH FUND)                            6         $  906         2       $   273          6       $  361(6)

DAVID WABNIK
(UBS U.S. SMALL CAP
GROWTH FUND)                            6         $  906         2       $   273         28       $  362(6)

DAVID J. LETTENBERGER
(UBS U.S. MID CAP
GROWTH EQUITY FUND)                     1         $    5         2       $   118          6       $    1

NANCY C. BARBER
(UBS U.S. MID CAP
GROWTH EQUITY FUND)                     1         $    5         2       $   118          1            0


----------

(1) One of these accounts with assets of approximately $186 million has an advisory fee based upon the performance of the account.

(2) Three of these accounts with assets of approximately $1.9 billion has an advisory fee based upon the performance of the account.

(3) One of these accounts with assets of approximately $242 million has an advisory fee based upon the performance of the account.

(4) One of these accounts with assets of approximately $114 million has an advisory fee based upon the performance of the account.

(5) One of these accounts with assets of approximately $14 million has an advisory fee based upon the performance of the account.

(6) One of these accounts with assets of approximately $58 million has an advisory fee based upon the performance of the account.

(a) This number includes assets managed for Funds that are invested in other affiliated registered investment companies.

(b) As Global Head of Fixed Income, John Penicook oversees a number of Research and Portfolio Management teams around the world. These teams are not involved in the day-to-day portfolio management of the listed accounts. Also as of October 27, 2006, Mr. Penicook is the Portfolio Manager of UBS High Yield Fund.

(c) As Global Head of Equities, Tom Madsen oversees a number of Research and Portfolio Management teams around the world. These teams are not involved in the day-to-day portfolio management of the listed accounts.

The portfolio management team's management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.


If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.


The compensation received by the portfolio managers at UBS Global Asset Management, including the Funds' portfolio managers, includes a base salary and incentive compensation, as detailed below. UBS Global Asset Management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS Global Asset Management's clients. Overall compensation can be grouped into three categories:


- Competitive salary, benchmarked to maintain competitive compensation opportunities.

-    Annual bonus, tied to individual contributions and investment performance.

-    UBS equity awards, promoting company-wide success and employee retention.

BASE SALARY is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

ANNUAL BONUSES are correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals' interests with those of UBS Global Asset Management's clients. Each portfolio manager's bonus is based on the performance of each Fund the portfolio manager manages as compared to the Fund's broad-based index over a three-year rolling period.

UBS AG EQUITY. Senior investment professionals, including each portfolio manager of the Funds, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through "Equity Plus." This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus and/or salary. Two UBS stock options are given for each share acquired and held for two years. UBS Global Asset Management feels this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.


PORTFOLIO MANAGER/FUND*                RANGE OF SHARES OWNED**
-----------------------                -----------------------
BRIAN D. SINGER
UBS Global Allocation Fund                 $10,001-$50,000
UBS Dynamic Alpha Fund                     over $1,000,000

JOHN C. LEONARD
UBS U.S. Large Cap Equity Fund            $100,001-$500,000
UBS U.S. Large Cap Value Equity Fund             None
UBS U.S. Equity Alpha Fund                       None

THOMAS M. COLE
UBS U.S. Large Cap Equity Fund            $100,001-$500,000
UBS U.S. Large Cap Value Equity Fund             None
UBS U.S. Equity Alpha Fund                       None

THOMAS DIGENAN
UBS U.S. Large Cap Equity Fund            $100,001-$500,000
UBS U.S. Large Cap Value Equity Fund      $10,001-$50,000
UBS U.S. Equity Alpha Fund                       None

PORTFOLIO MANAGER/FUND*                                  RANGE OF SHARES OWNED**
-----------------------                                  -----------------------
SCOTT HAZEN
UBS U.S. Large Cap Equity Fund                              $100,001-$500,000
UBS U.S. Large Cap Value Equity Fund                               None
UBS U.S. Equity Alpha Fund                                         None

SCOTT BONDURANT
UBS U.S. Equity Alpha Fund                                         None

LAWRENCE KEMP
UBS U.S. Large Cap Growth Fund                              $100,001-$500,000

JOHN A. PENICOOK
UBS U.S. Bond Fund                                                 None
UBS Global Bond Fund                                               None
UBS High Yield Fund                                                None
UBS Absolute Return Bond Fund                                over $1,000,000

THOMAS MADSEN
UBS International Equity Fund                               $50,001-$100,000
UBS Global Equity Fund                                      $100,001-$500,000

PAUL GRAHAM
UBS U.S. Small Cap Growth Fund                              $50,001-$100,000

DAVID WABNIK
UBS U.S. Small Cap Growth Fund                                     None

DAVID J. LETTENBERGER
UBS U.S. Mid Cap Growth Equity Fund                                None

NANCY C. BARBER
UBS U.S. Mid Cap Growth Equity Fund                                None


----------

*    As of June 30, 2006

** The Portfolio Managers may participate in a deferred compensation plan that invests in the Funds. These holdings are not included in the table.


ADMINISTRATIVE, ACCOUNTING AND CUSTODY SERVICES

ADMINISTRATIVE AND ACCOUNTING SERVICES. UBS Global AM (Americas) also serves as the Funds' administrator. The Administrator is an indirect wholly owned asset management subsidiary of UBS. Prior to April 1, 2006, UBS Global AM (US) served as the Fund's administrator under the same terms and conditions described below. UBS Global AM (US) is also an indirect wholly owned subsidiary of UBS.

As administrator, the Administrator supervises and manages all aspects (other than investment advisory activities) of the Trust's operations. Under the Administration Contract, the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund, the Trust or any of its shareholders in connection with the performance of the Administration Contract, except to the extent that such a loss results from negligence, willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Administration Contract is terminable at any time without penalty by the Board or by vote of the holders of a majority of the Funds' outstanding voting securities, on 60 days' written notice to the Administrator, or by the Administrator on 60 days' written notice to the Trust. Each Fund pays a fee to the Administrator that is computed daily and paid monthly at an annual rate of 0.075% of average daily net assets of such Fund.

J.P. Morgan Investors Services Co. ("J.P. Morgan") provides accounting, portfolio valuation and certain administrative services for the Funds under a Multiple Services Agreement between the Trust and JPMorgan Chase Bank ("JPMorgan Chase Bank"). J.P. Morgan is located at 73 Tremont Street, Boston, Massachusetts 02108-3913 and is a corporate affiliate of JPMorgan Chase.


For the fiscal years ended June 30, 2006, 2005 and 2004, aggregate fees paid to UBS Global AM (Americas) (after April 1, 2006), UBS Global AM (US) (before April 1, 2006) and JPMorgan Chase Bank and accrued by the Funds for custody, administration, accounting and portfolio valuation services were as follows:



FUND*                                          2006         2005         2004
-----                                       ----------   ----------   ----------
UBS Dynamic Alpha Fund                      $1,265,563   $  183,189          N/A
UBS Global Allocation Fund                   4,534,953    3,340,336   $1,727,871
UBS Global Equity Fund                         708,723      734,976      744,450
UBS International Equity Fund                  295,834      190,508      177,513
UBS U.S. Large Cap Equity Fund                 620,292      237,984      174,503
UBS U.S. Large Cap Growth Fund                  13,756        7,928        6,890
UBS U.S. Large Cap Value Equity Fund           134,874      211,001      127,576
UBS U.S. Mid Cap Growth Equity Fund              1,937          N/A          N/A
UBS U.S. Small Cap Growth Fund                 456,142      258,449      175,374
UBS Absolute Return Bond Fund                  448,422       23,925          N/A
UBS Global Bond Fund                           100,144      110,532       92,148
UBS High Yield Fund                            135,722      185,200      218,830
UBS U.S. Bond Fund                             172,669      164,809      152,341


----------

* The UBS U.S. Equity Alpha Fund had not commenced investment operations as of the time periods indicated.

For the fiscal years ended June 30, 2006, 2005 and 2004, aggregate fees paid to PFPC Inc. and accrued by the Funds for transfer agency services are set forth in the table below.



FUND*                                            2006         2005        2004
-----                                         ----------   ----------   --------
UBS Dynamic Alpha Fund                        $  631,252   $  129,931        N/A
UBS Global Allocation Fund                     2,155,014    1,433,111   $777,834
UBS Global Equity Fund                           643,772      643,891    877,762
UBS International Equity Fund                    135,813      156,081    112,597
UBS U.S. Large Cap Equity Fund                   263,040       42,390     45,564
UBS U.S. Large Cap Growth Fund                    14,050       17,484      3,230
UBS U.S. Large Cap Value Equity Fund             159,005      184,443    224,514
UBS U.S. Mid Cap Growth Equity Fund                   86          N/A        N/A
UBS U.S. Small Cap Growth Fund                   518,601      386,444    231,448

FUND*                                               2006       2005       2004
-----                                             --------   --------   --------
UBS Absolute Return Bond Fund                     $ 94,660   $  6,854        N/A
UBS Global Bond Fund                                78,885     53,553   $ 46,340
UBS High Yield Fund                                201,557    181,486    236,468
UBS U.S. Bond Fund                                  92,905    101,522     86,002


----------

* The UBS U.S. Equity Alpha Fund had not commenced investment operations as of the time periods indicated.


CUSTODY SERVICES. JPMorgan Chase Bank, located at 270 Park Avenue, New York, New York 10017, provides custodian services for the securities and cash of the Funds. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made plus a per transaction fee for transactions during the period. JPMorgan Chase Bank utilizes foreign sub-custodians under procedures approved by the Board in accordance with applicable legal requirements.

PRINCIPAL UNDERWRITING ARRANGEMENTS

UBS Global AM (US) (the "Underwriter"), with its principal office located at 51 West 52nd Street, New York, New York 10019-6114, acts as the principal underwriter of each class of shares of the Funds pursuant to a Principal Underwriting Contract with the Trust. The Principal Underwriting Contract requires the Underwriter to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously. The Underwriter enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell Fund shares.


Under separate plans pertaining to the Class A, Class B and Class C shares of the Funds adopted by the Trust in the manner prescribed under Rule 12b-1 under the Act (each, respectively, a "Class A Plan," "Class B Plan" and "Class C Plan," and collectively, "Plans"), the Funds (except UBS Absolute Return Bond
Fund) pay the Underwriter a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. The UBS Absolute Return Bond Fund pays the Underwriter a service fee, accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of each class of shares. Under the Class B Plan, the Funds pay the Underwriter a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the class of shares. Under the Class C Plan, the Funds pay the Underwriter a distribution fee, accrued daily and payable monthly, at the annual rate of 0.25% (for the UBS Absolute Return Bond Fund), 0.50% (for UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund) or 0.75% (for all other Funds) of the average daily net assets of the class of shares. There is no distribution plan with respect to the Funds' Class Y shares and the Funds pay no service or distribution fees with respect to their Class Y shares.


The Underwriter uses the service fees under the Plans for Class A, Class B and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each Fund by each dealer. Each dealer then compensates its investment professionals for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts including related overhead expenses.


The Underwriter uses the distribution fees under the Class B and Class C Plans to offset the commissions it pays to dealers for selling each Fund's Class B and Class C shares, respectively, and to offset each Fund's marketing costs attributable to such Classes, such as the preparation, printing and distribution of sales literature, advertising and prospectuses and other shareholder materials to prospective investors The Underwriter may also use distribution fees to pay additional compensation to dealers and to offset other costs allocated to the Underwriter's distribution activities.


The Underwriter receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds also may be used to cover distribution expenses.


UBS Global AM (US) may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries (collectively, "Financial Intermediaries"), that sell shares of the Funds, subject to UBS Global AM (US)'s internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Funds and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." UBS Global AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS Global AM (US). UBS Global AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS Global AM (US)'s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS Global AM (US)'s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS Global AM (US)'s internal policies and procedures, UBS Global AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS Global AM (US)'s promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS Global AM (US) and may be paid by UBS Global AM
(US) for providing sub-transfer agency and other services. Financial Intermediaries may be paid a sub-transfer agency or related fee out of Fund assets similar to that which the Fund otherwise would have paid the Funds' transfer agent. In addition, the Financial Intermediary, for the services provided, may charge a higher fee than would be represented by the sub-transfer agency or related fee. To the extent 12b-1 fees and sub-transfer agency or related fees do not meet the charge, the underwriter or an affiliate will pay the difference out of its own resources. Such payments are often referred to as "revenue sharing." Such expenses, to the extent they are Fund expenses, are included in the annual operating expenses set forth in the Funds' prospectuses.

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.


The Plans and the Principal Underwriting Contract specify that the Funds must pay service and distribution fees to the Underwriter as compensation for its service and distribution related activities, not as reimbursement for specific expenses incurred. Therefore, even if the Underwriter's expenses for the Funds exceed the service or distribution fees it receives, the Funds will not be obligated to pay more than those fees. On the other hand, if the Underwriter's expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be the Underwriter's sole responsibility and not that of the Funds. Annually, the Board reviews the Plans and the Underwriter's corresponding expenses for each class of shares of the Funds separately from the Plans and expenses of the other classes of shares.

Among other things, each Plan provides that (1) the Underwriter will submit to the Board at least quarterly, and the Board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Board, including those Board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the approval by a majority of the outstanding voting securities of the relevant class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of Board members who are not "interested persons" of the Trust shall be committed to the discretion of the Board members who are not "interested persons" of the Trust.

In reporting amounts expended under the Plans to the Board members, the Underwriter allocates expenses attributable to the sale of each class of the Funds' shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.


The Funds paid (or accrued) the following service and/or distribution fees to UBS Global AM (US) under the Class A, Class B and Class C Plans during the fiscal year ended June 30, 2006:



FUND                                          CLASS A      CLASS B      CLASS C
----                                          -------      -------      -------
UBS Dynamic Alpha Fund                      $2,723,893   $  221,524   $3,569,806
UBS Global Allocation Fund                   4,851,478    1,748,068    9,948,831
UBS Global Equity Fund                         399,952      502,166      635,494
UBS International Equity Fund                   51,319        7,900       20,532
UBS U.S. Large Cap Equity Fund                 140,697        9,579       44,062
UBS U.S. Large Cap Growth Fund                  13,626        4,178        6,251
UBS U.S. Large Cap Value Equity Fund           267,580       33,056      170,912
UBS U.S. Mid Cap Growth Equity Fund                 77          N/A          109
UBS U.S. Small Cap Growth Fund                 342,359       83,580       87,512
UBS Absolute Return Bond Fund                  247,401          N/A      116,879
UBS Global Bond Fund                            41,456        6,678       19,779
UBS High Yield Fund                            148,193       28,608      103,679
UBS U.S. Bond Fund                              90,257       11,557       12,188



Amounts spent on behalf of each Fund's Class A shares pursuant to the Class A Plan during the fiscal year ended June 30, 2006 are set forth below:



UBS DYNAMIC ALPHA FUND
Marketing and advertising                                             $1,348,172
Payments to broker-dealers                                             2,469,780
Printing of prospectuses and SAIs                                          1,468
Service fees paid to financial advisors and interest expense           1,108,085

UBS GLOBAL ALLOCATION FUND
Marketing and advertising                                             $5,871,315
Payments to broker-dealers                                             2,119,663
Printing of prospectuses and SAIs                                          4,114
Service fees paid to financial advisors and interest expense           1,888,828

UBS GLOBAL EQUITY FUND
Marketing and advertising                                             $  392,916
Payments to broker-dealers                                                16,300
Printing of prospectuses and SAIs                                          1,177
Service fees paid to financial advisors and interest expense             152,346

UBS INTERNATIONAL EQUITY FUND
Marketing and advertising                                             $  383,246
Payments to broker-dealers                                                 5,321
Printing of prospectuses and SAIs                                            113
Service fees paid to financial advisors and interest expense              19,647

UBS U.S. LARGE CAP EQUITY FUND
Marketing and advertising                                             $  474,060
Payments to broker-dealers                                                46,735
Printing of prospectuses and SAIs                                            171
Service fees paid to financial advisors and interest expense              54,961

UBS U.S. LARGE CAP GROWTH FUND
Marketing and advertising                                             $  169,340
Payments to broker-dealers                                                 2,830
Printing of prospectuses and SAIs                                             18
Service fees paid to financial advisors and interest expense               5,286

UBS U.S. LARGE CAP VALUE EQUITY FUND
Marketing and advertising                                             $  185,552
Payments to broker-dealers                                                15,291
Printing of prospectuses and SAIs                                            484
Service fees paid to financial advisors and interest expense             101,752

UBS U.S. MID CAP GROWTH EQUITY FUND
Marketing and advertising                                             $   26,985
Payments to broker-dealers                                                     0
Printing of prospectuses and SAIs                                              0
Service fees paid to financial advisors and interest expense                  29

UBS U.S. SMALL CAP GROWTH FUND
Marketing and advertising                                             $  718,773
Payments to broker-dealers                                                54,797
Printing of prospectuses and SAIs                                            396
Service fees paid to financial advisors and interest expense             131,374

UBS ABSOLUTE RETURN BOND FUND
Marketing and advertising                                             $  586,615
Payments to broker-dealers                                               293,689
Printing of prospectuses and SAIs                                            273
Service fees paid to financial advisors and interest expense             101,600


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UBS GLOBAL BOND FUND

Marketing and advertising                                             $  331,628
Payments to broker-dealers                                                 8,832
Printing of prospectuses and SAIs                                            129
Service fees paid to financial advisors and interest expense              15,972

UBS HIGH YIELD FUND

Marketing and advertising                                             $  549,733
Payments to broker-dealers                                                 5,993
Printing of prospectuses and SAIs                                            466
Service fees paid to financial advisors and interest expense              56,399

UBS U.S. BOND FUND

Marketing and advertising                                             $  428,796
Payments to broker-dealers                                                44,915
Printing of prospectuses and SAIs                                            102
Service fees paid to financial advisors and interest expense              35,501



Amounts spent on behalf of each Fund's Class B shares pursuant to the Class B Plan during the fiscal year ended June 30, 2006 are set forth below:



UBS DYNAMIC ALPHA FUND

Marketing and advertising                                             $   25,884
Payments to broker-dealers                                               325,069
Printing of prospectuses and SAIs                                             30
Service fees paid to financial advisors and interest expense              45,953

UBS GLOBAL ALLOCATION FUND

Marketing and advertising                                             $  533,716
Payments to broker-dealers                                             1,618,730
Printing of prospectuses and SAIs                                            370
Service fees paid to financial advisors and interest expense             294,608

UBS GLOBAL EQUITY FUND

Marketing and advertising                                             $  117,688
Payments to broker-dealers                                               974,697
Printing of prospectuses and SAIs                                            367
Service fees paid to financial advisors and interest expense              64,527

UBS INTERNATIONAL EQUITY FUND

Marketing and advertising                                             $   15,084
Payments to broker-dealers                                                 4,485
Printing of prospectuses and SAIs                                              4
Service fees paid to financial advisors and interest expense               1,044

UBS U.S. LARGE CAP EQUITY FUND

Marketing and advertising                                             $    9,438
Payments to broker-dealers                                                 5,443
Printing of prospectuses and SAIs                                              3
Service fees paid to financial advisors and interest expense               1,341


                                                                             75

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UBS U.S. LARGE CAP GROWTH FUND
Marketing and advertising                                             $   14,057
Payments to broker-dealers                                                 3,671
Printing of prospectuses and SAIs                                              1
Service fees paid to financial advisors and interest expense                 534

UBS U.S. LARGE CAP VALUE EQUITY FUND
Marketing and advertising                                             $    5,946
Payments to broker-dealers                                                29,395
Printing of prospectuses and SAIs                                             15
Service fees paid to financial advisors and interest expense               4,291

UBS U.S. SMALL CAP GROWTH FUND
Marketing and advertising                                             $   44,536
Payments to broker-dealers                                               100,793
Printing of prospectuses and SAIs                                             24
Service fees paid to financial advisors and interest expense              11,536

UBS GLOBAL BOND FUND
Marketing and advertising                                             $   13,117
Payments to broker-dealers                                                 8,250
Printing of prospectuses and SAIs                                              5
Service fees paid to financial advisors and interest expense               1,011

UBS HIGH YIELD FUND
Marketing and advertising                                             $   26,416
Payments to broker-dealers                                                41,783
Printing of prospectuses and SAIs                                             22
Service fees paid to financial advisors and interest expense               4,757

UBS U.S. BOND FUND
Marketing and advertising                                             $   13,740
Payments to broker-dealers                                                10,407
Printing of prospectuses and SAIs                                              3
Service fees paid to financial advisors and interest expense               1,666



Amounts spent on behalf of each Fund's Class C shares pursuant to the Class C Plan during the fiscal year ended June 30, 2006 are set forth below:



UBS DYNAMIC ALPHA FUND
Marketing and advertising                                             $  428,466
Payments to broker-dealers                                             2,976,962
Printing of prospectuses and SAIs                                            481
Service fees paid to financial advisors and interest expense             350,544

UBS GLOBAL ALLOCATION FUND
Marketing and advertising                                             $3,020,376
Payments to broker-dealers                                             4,830,151
Printing of prospectuses and SAIs                                          2,108
Service fees paid to financial advisors and interest expense             914,163


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UBS GLOBAL EQUITY FUND
Marketing and advertising                                             $  154,386
Payments to broker-dealers                                               198,525
Printing of prospectuses and SAIs                                            467
Service fees paid to financial advisors and interest expense              60,221

UBS INTERNATIONAL EQUITY FUND
Marketing and advertising                                             $   38,543
Payments to broker-dealers                                                 8,766
Printing of prospectuses and SAIs                                             11
Service fees paid to financial advisors and interest expense               1,969

UBS U.S. LARGE CAP EQUITY FUND
Marketing and advertising                                             $   39,315
Payments to broker-dealers                                                25,059
Printing of prospectuses and SAIs                                             13
Service fees paid to financial advisors and interest expense               3,767

UBS U.S. LARGE CAP GROWTH FUND
Marketing and advertising                                             $   19,592
Payments to broker-dealers                                                 3,280
Printing of prospectuses and SAIs                                              2
Service fees paid to financial advisors and interest expense                 576

UBS U.S. LARGE CAP VALUE EQUITY FUND
Marketing and advertising                                             $   29,926
Payments to broker-dealers                                                38,264
Printing of prospectuses and SAIs                                             77
Service fees paid to financial advisors and interest expense              16,249

UBS U.S. MID CAP GROWTH EQUITY FUND
Marketing and advertising                                             $    9,765
Payments to broker-dealers                                                    71
Printing of prospectuses and SAIs                                              0
Service fees paid to financial advisors and interest expense                  16

UBS U.S. SMALL CAP GROWTH FUND
Marketing and advertising                                             $   46,246
Payments to broker-dealers                                                27,670
Printing of prospectuses and SAIs                                             25
Service fees paid to financial advisors and interest expense               8,286

UBS ABSOLUTE RETURN BOND FUND
Marketing and advertising                                             $   82,574
Payments to broker-dealers                                               105,978
Printing of prospectuses and SAIs                                             39
Service fees paid to financial advisors and interest expense              21,170


                                                                             77

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UBS GLOBAL BOND FUND
Marketing and advertising                                             $   52,598
Payments to broker-dealers                                                 4,810
Printing of prospectuses and SAIs                                             21
Service fees paid to financial advisors and interest expense               2,310

UBS HIGH YIELD FUND
Marketing and advertising                                             $  128,255
Payments to broker-dealers                                                23,477
Printing of prospectuses and SAIs                                            109
Service fees paid to financial advisors and interest expense              12,137

UBS U.S. BOND FUND
Marketing and advertising                                             $   19,352
Payments to broker-dealers                                                 3,189
Printing of prospectuses and SAIs                                              5
Service fees paid to financial advisors and interest expense               1,339



In approving the Class A Plan, the Class B Plan and the Class C Plan, the Board considered all of the features of the distribution system and the anticipated benefits to the Funds and their shareholders. With regard to each Plan, the Board considered (1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, (2) the services provided to the Funds and their shareholders by the Underwriter,
(3) the services provided by dealers pursuant to each dealer agreement with the Underwriter, and (4) the Underwriter shareholder service-related and, where applicable, distribution-related expenses and costs. With respect to the Class B Plan, the Board also recognized that the Underwriters' willingness to compensate dealers without the concomitant receipt by the Underwriter of initial sales charges was conditioned upon its expectation of being compensated under the Class B Plan.

With respect to each Plan, the Board considered all compensation that the Underwriter would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The Board also considered the benefits that would accrue to the Underwriter under each Plan, in that the Underwriter would receive service, distribution, advisory and administrative fees that are calculated based upon a percentage of the average net assets of the Funds, which fees would increase if the Plans were successful and the Funds attained and maintained significant asset levels.



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Under the Principal Underwriting Contract, UBS Global AM (US) earned the following approximate amounts of sales charges in connection with the sale of shares, and retained the following approximate amounts, net of concessions to dealers:


                                                 FISCAL YEAR ENDED JUNE 30,
                                            ------------------------------------
FUND                                           2006         2005         2004
----                                        ----------   ----------   ----------
UBS DYNAMIC ALPHA FUND

CLASS A
SALES CHARGE REVENUE
Amount Paid to UBS Global AM (US)           $9,359,822   $6,675,670          N/A
Amount Retained by UBS Global AM (US)        1,092,312      770,071          N/A

CDSC REVENUE
Amount Paid to UBS Global AM (US)               83,297           15          N/A
Amount Retained by UBS Global AM (US)           83,297           15          N/A

CLASS B
CDSC REVENUE
Amount Paid to UBS Global AM (US)               26,500        4,505          N/A
Amount Retained by UBS Global AM (US)           26,500        4,505          N/A

CLASS C
CDSC REVENUE
Amount Paid to UBS Global AM (US)              152,480       24,560          N/A
Amount Retained by UBS Global AM (US)          152,480       24,560          N/A

UBS GLOBAL ALLOCATION FUND

CLASS A
SALES CHARGE REVENUE
Amount Paid to UBS Global AM (US)            6,554,252    9,277,381   $9,285,958
Amount Retained by UBS Global AM (US)          712,104    1,088,617    2,345,247

CDSC REVENUE
Amount Paid to UBS Global AM (US)              173,846       73,639       32,518
Amount Retained by UBS Global AM (US)          173,846       73,639       32,518

CLASS B
CDSC REVENUE
Amount Paid to UBS Global AM (US)              431,859      271,984      145,319
Amount Retained by UBS Global AM (US)          431,859      271,984      145,319

CLASS C
SALES CHARGE REVENUE
Amount Paid to UBS Global AM (US)                   --           --      819,937
Amount Retained by UBS Global AM (US)               --           --           --


                                                                             79

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                                                    FISCAL YEAR ENDED JUNE 30,
                                                  ------------------------------
FUND                                                2006       2005       2004
----                                              --------  ---------   --------
CDSC REVENUE
Amount Paid to UBS Global AM (US)                 $238,317   $180,113   $120,286
Amount Retained by UBS Global AM (US)              238,317    180,113    120,286

UBS GLOBAL EQUITY FUND

CLASS A
SALES CHARGE REVENUE
Amount Paid to UBS Global AM (US)                  106,408     60,521     67,511
Amount Retained by UBS Global AM (US)               11,947      6,111      7,229

CDSC REVENUE
Amount Paid to UBS Global AM (US)                    1,595         --      2,032
Amount Retained by UBS Global AM (US)                1,595         --      2,032

CLASS B
CDSC REVENUE
Amount Paid to UBS Global AM (US)                  201,452    412,199    365,755
Amount Retained by UBS Global AM (US)              201,452    412,199    365,755

CLASS C
SALES CHARGE REVENUE
Amount Paid to UBS Global AM (US)                       --         --      2,283
Amount Retained by UBS Global AM (US)                   --         --         --

CDSC REVENUE
Amount Paid to UBS Global AM (US)                    2,882      4,827      8,929
Amount Retained by UBS Global AM (US)                2,882      4,827      8,929

UBS INTERNATIONAL EQUITY FUND

CLASS A
SALES CHARGE REVENUE
Amount Paid to UBS Global AM (US)                   36,801     29,267     10,425
Amount Retained by UBS Global AM (US)                3,549      2,903        679

CDSC REVENUE
Amount Paid to UBS Global AM (US)                       38        756     12,095
Amount Retained by UBS Global AM (US)                   38        756     12,095

CLASS B
CDSC REVENUE
Amount Paid to UBS Global AM (US)                    1,615      2,041      1,187
Amount Retained by UBS Global AM (US)                1,615      2,041      1,187


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                                                      FISCAL YEAR ENDED JUNE 30,
                                                      --------------------------
FUND                                                   2006      2005      2004
----                                                  -------   ------   -------
CLASS C
SALES CHARGE REVENUE
Amount Paid to UBS Global AM (US)                     $    --   $   --    $2,636
Amount Retained by UBS Global AM (US)                      --       --        --

CDSC REVENUE
Amount Paid to UBS Global AM (US)                         941      880       632
Amount Retained by UBS Global AM (US)                     941      880       632

UBS U.S. LARGE CAP EQUITY FUND

CLASS A
SALES CHARGE REVENUE
Amount Paid to UBS Global AM (US)                     195,276   35,876    14,111
Amount Retained by UBS Global AM (US)                  12,016    3,537     2,912

CDSC REVENUE
Amount Paid to UBS Global AM (US)                          --       --        --
Amount Retained by UBS Global AM (US)                      --       --        --

CLASS B
CDSC REVENUE
Amount Paid to UBS Global AM (US)                       3,007    2,529       289
Amount Retained by UBS Global AM (US)                   3,007    2,529       289

CLASS C
SALES CHARGE REVENUE
Amount Paid to UBS Global AM (US)                          --       --     2,922
Amount Retained by UBS Global AM (US)                      --       --        --

CDSC REVENUE
Amount Paid to UBS Global AM (US)                       1,386      157        41
Amount Retained by UBS Global AM (US)                   1,386      157        41

UBS U.S. LARGE CAP GROWTH FUND

CLASS A
SALES CHARGE REVENUE
Amount Paid to UBS Global AM (US)                      27,537    7,863     1,829
Amount Retained by UBS Global AM (US)                   1,527      801       167

CDSC REVENUE
Amount Paid to UBS Global AM (US)                          --       --        40
Amount Retained by UBS Global AM (US)                      --       --        40

                                                      FISCAL YEAR ENDED JUNE 30,
                                                      --------------------------
FUND                                                    2006     2005      2004
----                                                  -------   ------   -------
CLASS B
CDSC REVENUE
Amount Paid to UBS Global AM (US)                     $     8   $  314   $   354
Amount Retained by UBS Global AM (US)                       8      314       354

CLASS C
SALES CHARGE REVENUE
Amount Paid to UBS Global AM (US)                          --       --        --
Amount Retained by UBS Global AM (US)                      --       --        --

CDSC REVENUE
Amount Paid to UBS Global AM (US)                         527       --     1,000
Amount Retained by UBS Global AM (US)                     527       --     1,000

UBS U.S. LARGE CAP VALUE EQUITY FUND

CLASS A
SALES CHARGE REVENUE
Amount Paid to UBS Global AM (US)                      43,908   22,763    17,886
Amount Retained by UBS Global AM (US)                   1,814    2,057     1,493

CDSC REVENUE
Amount Paid to UBS Global AM (US)                       2,154    1,132       254
Amount Retained by UBS Global AM (US)                   2,154    1,132       254

CLASS B
CDSC REVENUE
Amount Paid to UBS Global AM (US)                      12,523   29,399    34,674
Amount Retained by UBS Global AM (US)                  12,523   29,399    34,674

CLASS C
SALES CHARGE REVENUE
Amount Paid to UBS Global AM (US)                          --       --       --
Amount Retained by UBS Global AM (US)                      --       --       --

CDSC REVENUE
Amount Paid to UBS Global AM (US)                          63    1,234       414
Amount Retained by UBS Global AM (US)                      63    1,234       414

UBS U.S. MID CAP GROWTH EQUITY FUND

CLASS A
SALES CHARGE REVENUE
Amount Paid to UBS Global AM (US)                         792      N/A       N/A
Amount Retained by UBS Global AM (US)                      94      N/A       N/A


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                                                     FISCAL YEAR ENDED JUNE 30,
                                                   -----------------------------
FUND                                                  2006      2005       2004
----                                               --------   --------   -------
CDSC REVENUE
Amount Paid to UBS Global AM (US)                  $     --        N/A       N/A
Amount Retained by UBS Global AM (US)                    --        N/A       N/A

CLASS C
CDSC REVENUE
Amount Paid to UBS Global AM (US)                        --        N/A       N/A
Amount Retained by UBS Global AM (US)                    --        N/A       N/A

UBS U.S. SMALL CAP GROWTH FUND

CLASS A
SALES CHARGE REVENUE
Amount Paid to UBS Global AM (US)                    50,954   $ 33,959   $53,857
Amount Retained by UBS Global AM (US)                 1,938      2,210     4,979

CDSC REVENUE
Amount Paid to UBS Global AM (US)                       457          2       250
Amount Retained by UBS Global AM (US)                   457          2       250

CLASS B
CDSC REVENUE
Amount Paid to UBS Global AM (US)                    25,979     49,928    41,422
Amount Retained by UBS Global AM (US)                25,979     49,928    41,422

CLASS C
SALES CHARGE REVENUE
Amount Paid to UBS Global AM (US)                        --         --     1,902
Amount Retained by UBS Global AM (US)                    --         --        --

CDSC REVENUE
Amount Paid to UBS Global AM (US)                       430      2,153     2,605
Amount Retained by UBS Global AM (US)                   430      2,153     2,605

UBS ABSOLUTE RETURN BOND FUND

CLASS A
SALES CHARGE REVENUE
Amount Paid to UBS Global AM (US)                   198,033    280,182       N/A
Amount Retained by UBS Global AM (US)                24,640     41,556       N/A

CDSC REVENUE
Amount Paid to UBS Global AM (US)                    91,863      2,576       N/A
Amount Retained by UBS Global AM (US)                91,863      2,576       N/A

                                                      FISCAL YEAR ENDED JUNE 30,
                                                     ---------------------------
FUND                                                  2006       2005      2004
----                                                 -------   -------   -------
CLASS C
CDSC REVENUE
Amount Paid to UBS Global AM (US)                    $20,167   $    --   $   N/A
Amount Retained by UBS Global AM (US)                 20,167        --       N/A

UBS GLOBAL BOND FUND

CLASS A
SALES CHARGE REVENUE
Amount Paid to UBS Global AM (US)                      5,541    41,990    95,550
Amount Retained by UBS Global AM (US)                    547     5,441    11,824

CDSC REVENUE
Amount Paid to UBS Global AM (US)                         --        --        --
Amount Retained by UBS Global AM (US)                     --        --        --

CLASS B
CDSC REVENUE
Amount Paid to UBS Global AM (US)                      5,286    12,585     7,202
Amount Retained by UBS Global AM (US)                  5,286    12,585     7,202

CLASS C
SALES CHARGE REVENUE
Amount Paid to UBS Global AM (US)                         --        --     5,012
Amount Retained by UBS Global AM (US)                     --        --        --

CDSC REVENUE
Amount Paid to UBS Global AM (US)                      1,915     1,494     3,387
Amount Retained by UBS Global AM (US)                  1,915     1,494     3,387

UBS HIGH YIELD FUND

CLASS A
SALES CHARGE REVENUE
Amount Paid to UBS Global AM (US)                     84,838    61,312    41,653
Amount Retained by UBS Global AM (US)                  9,076     7,330     4,371

CDSC REVENUE
Amount Paid to UBS Global AM (US)                         --        96    71,795
Amount Retained by UBS Global AM (US)                     --        96    71,795

CLASS B
CDSC REVENUE
Amount Paid to UBS Global AM (US)                     14,328    32,369    30,676
Amount Retained by UBS Global AM (US)                 14,328    32,369    30,676


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                                                      FISCAL YEAR ENDED JUNE 30,
                                                      --------------------------
FUND                                                    2006     2005      2004
----                                                  -------   ------   -------
CLASS C
SALES CHARGE REVENUE
Amount Paid to UBS Global AM (US)                     $    --   $   --   $ 1,812
Amount Retained by UBS Global AM (US)                      --       --        --

CDSC REVENUE
Amount Paid to UBS Global AM (US)                       1,162    1,706     2,089
Amount Retained by UBS Global AM (US)                   1,162    1,706     2,089

UBS U.S. BOND FUND

CLASS A
SALES CHARGE REVENUE
Amount Paid to UBS Global AM (US)                      17,973    3,464     7,431
Amount Retained by UBS Global AM (US)                   2,135      450       827

CDSC REVENUE
Amount Paid to UBS Global AM (US)                          --       --     3,985
Amount Retained by UBS Global AM (US)                      --       --     3,985

CLASS B
CDSC REVENUE
Amount Paid to UBS Global AM (US)                       2,103    7,089    11,233
Amount Retained by UBS Global AM (US)                   2,103    7,089    11,233

CLASS C
SALES CHARGE REVENUE
Amount Paid to UBS Global AM (US)                          --       --     1,503
Amount Retained by UBS Global AM (US)                      --       --        --

CDSC REVENUE
Amount Paid to UBS Global AM (US)                         156      106     2,145
Amount Retained by UBS Global AM (US)                     156      106     2,145



TRANSFER AGENCY SERVICES


PFPC Inc. ("PFPC"), a subsidiary of PNC Bank, N.A., serves as the Trust's transfer and dividend disbursing agent. It is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the independent registered public accounting firm of the Trust.


LEGAL COUNSEL

Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, is legal counsel to the Trust and the Independent Trustees.


                                                                             85

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PERSONAL TRADING POLICIES

The Trust, the Advisor and the Underwriter have adopted a Code of Ethics. The Code of Ethics establishes standards by which employees of UBS Global Asset Management (including all employees of the Advisor and Underwriter) (together, "Covered Persons") must abide when engaging in personal securities trading conduct.

Under the Code of Ethics, Covered Persons are prohibited from: (i) knowingly buying, selling or transferring any security (subject to narrow exceptions) within five calendar days before or after that same security, or an equivalent security, is purchased or sold by the Funds; (ii) entering into a net short position with respect to any security that is held by the Funds; (iii) purchasing or selling futures (except currency forwards) that are not traded on an exchange, as well as options on any type of futures; (iv) purchasing securities issued by a supplier or vendor about which the Covered Person has information or with whom the Covered Person is directly involved in negotiating a contract; and (v) acquiring securities in an initial public offering (other than a new offering of a registered open-end investment company).

In addition, Covered Persons must obtain prior written approval before purchasing, selling or transferring any security subject to certain exceptions listed in the Code of Ethics. Covered Persons and Trustees are required to file the following reports: (1) an initial holdings report disclosing all securities owned by the Covered Person or Interested Trustee and any securities accounts maintained by the Covered Person or Interested Trustee, which must be filed within ten days of becoming a Covered Person or Interested Trustee (Independent Trustees are not required to file this report); and (2) quarterly reports of security investment transactions and new securities accounts. Independent Trustees need only report a transaction in a security if such Trustee, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his official duties as a Trustee, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Funds, or was being considered for purchase or sale by the Funds.

A copy of the Code of Ethics has been filed with and is available through the SEC.

PROXY VOTING POLICIES

The Board of Trustees believes that the voting of proxies on securities held by each Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to UBS Global AM (Americas). Following is a summary of UBS Global AM (Americas)'s proxy voting policy.

You may obtain information about the Fund's proxy voting decisions, without charge, online on the Trust's Web Site (www.ubs.com/ubsglobalam-proxy) or the EDGAR database on the SEC's Web Site (www.sec.gov).

The proxy voting policy of UBS Global AM (Americas) is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM (Americas) expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM (Americas) may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall


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

be made with the direction that the votes be exercised in accordance with UBS Global AM (Americas)'s proxy voting policy.


When UBS Global AM (Americas)'s view of a company's management is favorable, UBS Global AM (Americas) generally supports current management initiatives. When UBS Global AM (Americas)'s view is that changes to the management structure would probably increase shareholder value, UBS Global AM (Americas) may not support existing management proposals. In general, UBS Global AM (Americas): (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) believes that any contracts or structures which impose financial constraints on changes in control should require prior shareholder approval; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of the registered public accounting firm.


UBS Global AM (Americas) has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM (Americas) has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM (Americas) is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES


INTRODUCTION. UBS Global AM (Americas) and the Trust's Board of Trustees have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of the Funds (the "Disclosure Policy"). The Trust's policy with respect to the release of portfolio holdings is to only release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Funds' portfolio holdings will not be made available to anyone outside of UBS Global AM (Americas) unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of the Disclosure Policy. A description of the type and frequency of portfolio holdings that are disclosed to the public is contained in the Funds' Prospectus.

The Disclosure Policy requires that the UBS Global AM (Americas) Legal and Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of a Fund's portfolio holdings is for a legitimate business purpose and in the best interest of the Fund's shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments authorizing the disclosure of portfolio holdings. The UBS Global AM (Americas) Legal and Compliance Departments will periodically review how a Fund's portfolio holdings are being disclosed to and used by, if at all, service providers, UBS Global AM (Americas) affiliates, fiduciaries, and broker-dealers, to ensure that such use is for legitimate business reasons and in the best interests of the Fund's shareholders.

The Trust's Board of Trustees exercises continuing oversight of the disclosure of Fund portfolio holdings by: (i) overseeing the implementation and enforcement by the Chief Compliance Officer of the Trust of the Disclosure Policy, the Trust's code of ethics and policies and procedures regarding the misuse of inside information; (ii) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any policies governing portfolio holdings; and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. The Disclosure Policy may be amended from time to time, subject to approval by the Board of Trustees.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS. UBS Global AM (Americas), for legitimate fund business purposes, may disclose the Funds' complete portfolio holdings if it deems such disclosure necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party's custodian or transfer agent, as necessary in connection with redemptions in-kind, and other third parties that provide services (collectively, "Service Providers") to UBS Global AM (Americas) and/or the Funds.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written duty of confidentiality, including a duty not to trade on the basis of any material non-public information, pursuant to the terms of the service agreement between the Service Provider and the Trust or UBS Global AM (Americas), or the terms of a separate confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds' shareholders, and the legitimate fund business purposes served by such disclosure. Disclosure of Fund complete portfolio holdings to a Service Provider must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or by an attorney in the UBS Global AM (Americas) Legal Department.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO UBS GLOBAL ASSET MANAGEMENT AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS. The Funds' complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries") subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust, or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments, for legitimate fund business purposes within the scope of their official duties and responsibilities, and subject to such Affiliate/Fiduciary's continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Trust's and/or UBS Global AM (Americas)'s Code of Ethics, the Funds' policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to UBS Global AM (Americas)'s Codes of Ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment adviser, distributor, administrator, sub-administrator, transfer agent, custodian or securities lending agent to the Funds; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS Global AM (Americas) or the Funds; (iv) an investment adviser to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with the Funds' current adviser; and (v) a newly hired investment adviser or sub-adviser to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is to be determined by the UBS Global AM (Americas) Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.


ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS AND FIDUCIARIES. As of the date of this SAI, the specific Service Providers and Fiduciaries with whom the Trust has arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the Funds are:

- JP Morgan Chase Bank, the Funds' Custodian, receives portfolio holdings information daily on a real-time basis.


- Thomson Corporation Vestek receives portfolio holdings information so that it may assist the Funds in production of their quarterly fact sheets on a quarterly basis. The portfolio holdings information is provided with a one-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to Thomson Corporation.


- Ernst & Young LLP, each Fund's independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for reporting purposes. There is a 30-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young. Ernst & Young also receives portfolio holdings information annually at year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young.

- The rating agencies of Morningstar, Standard & Poor's and Lipper receive portfolio holdings information on a monthly basis so that the Funds may be included in each rating agency's industry reports and other materials. There is a 30-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agencies.


DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING FUND ASSETS. An investment adviser, administrator or custodian for the Funds may, for legitimate fund business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a Fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material non-public information concerning the Fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the Trust or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments. The Trust has not given its consent to any such use or disclosure and no person or Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments of UBS Global AM (Americas) is authorized to give such consent except as approved by the Trust's Board of Trustees. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

DISCLOSURE OF NON-MATERIAL INFORMATION. Policies and procedures regarding disclosure of non-material information permit the officers of the Trust, UBS Global Asset Management Funds portfolio managers and senior officers of UBS Global AM (Americas) Finance, UBS Global AM (Americas) Legal and Compliance Departments, and anyone employed by or associated with UBS Global AM (Americas) who has been authorized by the UBS Global AM (Americas) Legal Department (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Funds or their portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of the Funds that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if such information does not constitute material non-public information.

An Approved Representative must make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. UBS Global AM (Americas) believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Fund. Nonexclusive examples of commentary and analysis include: (i) the allocation of the Fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the stock and bond components of the Fund's portfolio holdings and other investment positions; (iii) the attribution of Fund returns by asset class, sector, industry and country; and (iv) the volatility characteristics of the Fund. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW. Fund portfolio holdings and other investment positions comprising a Fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings: (i) in a filing or submission with the SEC or another regulatory body; (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case; (iii) in connection with a lawsuit; or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings).

PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS. No person is authorized to disclose Fund portfolio holdings or other investment positions (whether online at www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Disclosure Policy. In addition, no person is authorized to make disclosure pursuant to the Disclosure Policy if such disclosure would be unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Act). Furthermore, UBS Global AM (Americas), in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a Fund to any person who might otherwise be eligible to receive such information under the Disclosure Policy, or may determine to make such disclosures publicly as described above.

PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION. Neither UBS Global AM (Americas), the Funds nor any other person may pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the investment adviser or by any affiliated person of the investment adviser.

BANK LINE OF CREDIT


The Funds participate with other funds managed by UBS Global AM (Americas) in a $75 million committed credit facility (the "Credit Facility") with JPMorgan Chase Bank, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Funds have agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds participating in the credit facility. Interest is charged to each Fund at rates based on prevailing market rates at the time of borrowings.

Set forth in the table below are the combined average daily borrowings, combined number of days outstanding of loans, and the combined interest amounts paid for the Funds that utilized the Credit Facility for the fiscal period ended June 30, 2006.



                                 AVERAGE DAILY   NUMBER OF DAYS   INTEREST
FUND                             BORROWINGS      OUTSTANDING      EXPENSE
------------------------------   -------------   --------------   --------
UBS Global Equity Fund             $7,599,429           7          $7,744
UBS International Equity Fund       4,512,727          11           6,434
UBS U.S. Large Cap Equity Fund      4,000,000           1             444
UBS Global Bond Fund                1,900,000           3             673
UBS U.S. Bond Fund                  3,917,500           4           1,951



                                       COMMITMENT
FUND                                   FEES PAID
------------------------------------   ----------
UBS Dynamic Alpha Fund                   $ 7,551
UBS Global Allocation Fund                16,437
UBS Global Equity Fund                     2,107
UBS International Equity Fund                726
UBS U.S. Large Cap Equity Fund             2,283
UBS U.S. Large Cap Growth Fund                51
UBS U.S. Large Cap Value Equity Fund         617
UBS U.S. Small Cap Growth Fund             1,662
UBS Absolute Return Bond Fund              1,647
UBS Global Bond Fund                         358
UBS High Yield Fund                          510
UBS U.S. Bond Fund                           620



Portfolio transactions and brokerage commissions


The Advisor is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Funds invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options thereon. The Advisor is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds. Under its advisory agreements with the Funds, the Advisor is authorized to utilize the trading desk of its foreign affiliates to execute foreign securities transactions, but monitors the selection by such affiliates of brokers and dealers used to execute transactions for the Funds.


The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. However, subject to policies established by the Board of the Trust, a Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Funds, as to which the Advisor exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, the Advisor considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Funds or the Advisor. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Advisor to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. The Advisor is of the opinion that, because this material must be analyzed and reviewed by its staff, the receipt and use of such material does not tend to reduce expenses but may benefit the Funds by supplementing the Advisor's research.


The Advisor effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Funds effect their securities transactions may be used by the Advisor, or its affiliated investment advisors, in servicing all of their accounts; not all such services may be used in connection with the Funds. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds). The Advisor will attempt to equitably allocate portfolio transactions among the Funds and others whenever concurrent decisions are made to purchase or sell securities by the Funds and another. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Funds and the others. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of the Advisor, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the Advisor or the Funds. The Funds may purchase securities in certain underwritten offerings for which an affiliate of the Funds or the Advisor may act as an underwriter. The Funds may effect futures transactions through, and pay commissions to, FCMs who are affiliated with the Advisor or the Funds in accordance with procedures adopted by the Board.

The Funds incurred brokerage commissions as follows:


                                                FISCAL YEAR ENDED JUNE 30,
                                         ---------------------------------------
FUND*                                        2006          2005          2004
-----                                    -----------   -----------   -----------
UBS Dynamic Alpha Fund(1)                $   664,927   $         0           N/A
UBS Global Allocation Fund(1)              2,901,319     2,501,913   $ 1,164,752
UBS Global Equity Fund                       602,721       493,697       688,384
UBS International Equity Fund                203,586       189,150       143,741
UBS U.S. Large Cap Equity Fund(1)            592,588       360,240       180,049
UBS U.S. Large Cap Growth Fund                24,450        16,825        14,695
UBS U.S. Large Cap Value Equity Fund(1)      105,028       159,214       279,755
UBS U.S. Mid Cap Growth Equity Fund(1)         2,486           N/A           N/A
UBS U.S. Small Cap Growth Fund               417,330       315,163       348,140
UBS Absolute Return Bond Fund(1)              58,590             0           N/A
UBS Global Bond Fund                               0             0             0
UBS High Yield Fund(2)                             0         1,347             0
UBS U.S. Bond Fund(1)                          3,315             0             0


----------

* The UBS U.S. Equity Alpha Fund had not commenced operations as of the time periods indicated.

(1) The increase in brokerage commissions paid was due to an increase in portfolio activity.

(2) The decrease in brokerage commissions paid was due to a decrease in portfolio activity with respect to warrants.

During the fiscal year ended June 30, 2006, the Funds' commissions for securities transactions to brokers which provided research services to the Funds were as follows:



                                                    VALUE OF
                                                   SECURITIES        BROKERAGE
                                                  TRANSACTIONS      COMMISSIONS
                                                 --------------   --------------
UBS Dynamic Alpha Fund                           $  288,898,624   $      556,465
UBS Global Allocation Fund                        2,079,433,921        2,690,972
UBS Global Equity Fund                              420,285,761          529,836
UBS International Equity Fund                       235,090,075          190,591
UBS U.S. Equity Alpha Fund                                  N/A              N/A
UBS U.S. Large Cap Equity Fund                      508,543,951          495,764
UBS U.S. Large Cap Growth Fund                       33,797,673           24,450
UBS U.S. Large Cap Value Equity Fund                114,203,402           94,906
UBS U.S. Mid Cap Growth Equity Fund                   5,968,524            1,881
UBS U.S. Small Cap Growth Fund                      446,547,292          410,129
UBS Absolute Return Bond Fund                               N/A              N/A
UBS Global Bond Fund                                        N/A              N/A
UBS High Yield Fund                                         N/A              N/A
UBS U.S. Bond Fund                                          N/A              N/A



For the fiscal year ended June 30, 2006, the UBS Global Allocation Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund and UBS U.S. Small

Cap Growth Fund paid brokerage commissions to UBS Securities, LLC, an affiliate of the Advisor and Underwriter, as follows:



                                            AGGREGATE
                                         DOLLAR AMOUNT OF         % OF AGGREGATE          % OF AGGREGATE
                                         COMMISSIONS PAID        COMMISSIONS PAID       DOLLAR AMOUNT PAID
FUND                                  TO UBS SECURITIES, LLC  TO UBS SECURITIES, LLC  TO UBS SECURITIES, LLC
----                                  ----------------------  ----------------------  ----------------------
UBS Global Allocation Fund                   $40,852                   1.41%                   0.06%
UBS U.S. Large Cap Equity Fund                 6,525                   1.10                    0.16
UBS U.S. Large Cap Growth Fund                    21                   0.09                    0.07
UBS U.S. Large Cap Value Equity Fund           1,000                   0.95                    0.13
UBS U.S. Small Cap Growth Fund                   125                   0.03                    0.14



For the fiscal year ended June 30, 2005, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund and UBS U.S. Small Cap Growth Fund paid brokerage commissions to UBS Securities, LLC, an affiliate of the Advisor and Underwriter, as follows:



                                            AGGREGATE
                                         DOLLAR AMOUNT OF         % OF AGGREGATE          % OF AGGREGATE
                                         COMMISSIONS PAID        COMMISSIONS PAID       DOLLAR AMOUNT PAID
FUND                                  TO UBS SECURITIES, LLC  TO UBS SECURITIES, LLC  TO UBS SECURITIES, LLC
----                                  ----------------------  ----------------------  ----------------------
UBS Global Allocation Fund                   $141,550                  5.66%                   0.17%
UBS Global Equity Fund                         30,116                  6.10                    0.18
UBS International Equity Fund                   2,713                  1.43                    0.11
UBS U.S. Large Cap Equity Fund                 37,362                 10.37                    0.13
UBS U.S. Large Cap Growth Fund                    570                  3.39                    0.09
UBS U.S. Large Cap Value Equity Fund           19,974                 12.55                    0.09
UBS U.S. Small Cap Growth Fund                 15,818                  5.02                    0.10



For the fiscal year ended June 30, 2004, the UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund and UBS U.S. Small Cap Growth Fund paid brokerage commissions to UBS Securities, LLC, an affiliate of the Advisor and Underwriter, as follows:



                                            AGGREGATE
                                         DOLLAR AMOUNT OF         % OF AGGREGATE          % OF AGGREGATE
                                         COMMISSIONS PAID        COMMISSIONS PAID       DOLLAR AMOUNT PAID
FUND                                  TO UBS SECURITIES, LLC  TO UBS SECURITIES, LLC  TO UBS SECURITIES, LLC
----                                  ----------------------  ----------------------  ----------------------
UBS Global Allocation Fund                   $38,178                   3.28%                   0.28%
UBS Global Equity Fund                        13,774                   2.00                    0.13
UBS International Equity Fund                    372                   0.26                    0.12
UBS U.S. Large Cap Equity Fund                 5,759                   3.20                    0.14
UBS U.S. Large Cap Growth Fund                   699                   4.76                    0.12
UBS U.S. Large Cap Value Equity Fund           7,485                   2.68                    0.14
UBS U.S. Small Cap Growth Fund                12,138                   3.49                    0.07



As of June 30, 2006, the following Funds owned securities issued by the following companies which are regular broker-dealers for such Funds:

UBS DYNAMIC ALPHA FUND



ISSUER                                  TYPE OF SECURITY         VALUE
------                              -----------------------   -----------
Royal Bank of Scotland Group PLC      International Equity    $16,425,743
Barclays PLC                          International Equity     13,968,242

UBS GLOBAL ALLOCATION FUND



ISSUER                                 TYPE OF SECURITY          VALUE
------                              -----------------------   -----------
Citigroup                                Common Stock         $78,544,706
Morgan Stanley & Co., Inc.               Common Stock          61,828,862
JPMorgan Chase & Co.                     Common Stock          33,268,200
Credit Suisse                            Common Stock          19,447,073
Credit Suisse                        Mortgage and Agency
                                       Debt Securities         19,058,840
Royal Bank of Scotland Group PLC         Common Stock          16,426,401
Barclays PLC                             Common Stock          16,054,323
Allianz AG                               Common Stock          13,988,280
Bear Stearns & Co., Inc.             Mortgage and Agency
                                       Debt Securities          7,165,840
Morgan Stanley & Co., Inc.           Commercial Mortgage-
                                       Backed Securities        4,858,780
Morgan Stanley & Co., Inc.            US Corporate Bond         3,607,835
Bear Stearns & Co., Inc.              US Corporate Bond         3,503,486
Royal Bank of Scotland Group PLC        International
                                       Corporate Bonds          1,627,773
Credit Suisse                         US Corporate Bonds        1,015,902
Merrill Lynch & Co., Inc.            Commercial Mortgage-
                                       Backed Securities          127,800
Merrill Lynch & Co., Inc.             Stripped Mortgage-
                                       Backed Securities           51,181
Lehman Brothers, Inc.                Commercial Mortgage-
                                       Backed Securities           46,631



UBS GLOBAL EQUITY FUND



ISSUER                                 TYPE OF SECURITY          VALUE
------                              -----------------------   -----------
Citigroup                                Common Stock         $12,576,168
Morgan Stanley & Co., Inc.               Common Stock           7,401,891
Barclays PLC                             Common Stock           5,621,953
Royal Bank of Scotland Group PLC         Common Stock           4,884,405
JPMorgan Chase & Co.                     Common Stock           3,465,000



UBS INTERNATIONAL EQUITY FUND



ISSUER                                 TYPE OF SECURITY          VALUE
------                              -----------------------   -----------
Credit Suisse                            Common Stock          $4,832,675
Royal Bank of Scotland Group PLC         Common Stock           4,082,130
Barclays PLC                             Common Stock           3,989,678

UBS U.S. LARGE CAP EQUITY FUND



ISSUER                                 TYPE OF SECURITY          VALUE
------                              -----------------------   -----------
Citigroup                                Common Stock         $28,329,471
Morgan Stanley & Co., Inc.               Common Stock          22,300,488
JPMorgan Chase & Co.                     Common Stock          11,999,400
Citigroup                                Common Stock           7,389,210
Morgan Stanley & Co., Inc.               Common Stock           5,296,998
JPMorgan Chase & Co.                     Common Stock           4,429,740
Merrill Lynch & Co., Inc.                Common Stock             347,800
Goldman Sachs & Co.                      Common Stock             195,559



UBS ABSOLUTE RETURN BOND FUND



ISSUER                                 TYPE OF SECURITY          VALUE
------                              -----------------------   -----------
Citigroup                             US Corporate Bonds       $6,451,015
Merrill Lynch & Co., Inc.           Asset-Backed Securities     3,563,298
Morgan Stanley & Co., Inc.            US Corporate Bonds        3,065,598
Barclays PLC                             International
                                        Corporate Bond          2,782,254
JPMorgan Chase & Co.                   US Corporate Bond        2,213,976
Credit Suisse                         Mortgage and Agency
                                        Debt Securities         2,140,516
Bear Stearns & Co., Inc.             Commercial Mortgage-
                                        Backed Security         2,053,479
Goldman Sachs & Co.                  Asset-Backed Security      1,723,008
Goldman Sachs & Co.                  Commercial Mortgage-
                                        Backed Security         1,699,676
Goldman Sachs & Co.                    US Corporate Bond          768,355
Morgan Stanley & Co., Inc.            Mortgage and Agency
                                         Debt Security            148,409



UBS GLOBAL BOND FUND



ISSUER                                 TYPE OF SECURITY          VALUE
------                              -----------------------   -----------
Goldman Sachs & Co.                    US Corporate Bond       $1,487,971
JPMorgan Chase & Co.                   US Corporate Bond          807,108
Bear Stearns & Co., Inc.             Commercial Mortgage-
                                       Backed Securities         584,548
Barclays PLC                             International
                                        Corporate Bonds          398,644
Citigroup                              US Corporate Bond         374,387
Morgan Stanley & Co., Inc.            US Corporate Bonds         321,971
Morgan Stanley & Co., Inc.           Commercial Mortgage-
                                       Backed Securities         155,523
JPMorgan Chase & Co.                 Commercial Mortgage-
                                       Backed Securities          80,775
Lehman Brothers, Inc.                Commercial Mortgage-
                                       Backed Securities               6



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UBS HIGH YIELD FUND



ISSUER                                  TYPE OF SECURITY         VALUE
------                              -----------------------   ----------
Goldman Sachs & Co.                 Asset-Backed Securities   $  603,600



UBS U.S BOND FUND



ISSUER                                  TYPE OF SECURITY         VALUE
------                              -----------------------   -----------
Credit Suisse                         Mortgage and Agency
                                        Debt Securities       $5,432,686
Morgan Stanley & Co., Inc.            Mortgage and Agency
                                        Debt Securities        1,997,412
Bear Stearns & Co., Inc.              Commercial Mortgage-
                                        Backed Securities      1,495,604
Goldman Sachs & Co.                  Asset-Backed Security     1,440,126
Citigroup                             Commercial Mortgage-
                                        Backed Security        1,314,185
Goldman Sachs & Co.                   Mortgage and Agency
                                        Debt Securities        1,073,341
Citigroup                              US Corporate Bond         963,321
Morgan Stanley & Co., Inc.             US Corporate Bond         705,994
JPMorgan Chase & Co.                   US Corporate Bonds        605,096
Goldman Sachs & Co.                    US Corporate Bond         519,542
Credit Suisse                          US Corporate Bonds        286,455
Royal Bank of Scotland Group PLC         International
                                         Corporate Bond           76,874
Morgan Stanley & Co., Inc.            Commercial Mortgage-
                                        Backed Security           64,062
Lehman Brothers, Inc.                 Commercial Mortgage-
                                        Backed Security           43,543
Merrill Lynch & Co., Inc.             Mortgage and Agency
                                         Debt Security            40,955



Certain Funds maintain a commission recapture program with certain brokers for the Funds. Under the program, a percentage of commissions generated by portfolio transactions for a Fund is rebated to the Fund by the brokers.


PORTFOLIO TURNOVER

The Funds are free to dispose of their portfolio securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of each Fund's respective investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving that Fund's investment objective.

The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. The rate of portfolio turnover shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by that Fund during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

Under normal circumstances, the portfolio turnover rate for the UBS International Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund and UBS U.S. Large Cap Value Equity Fund is not expected to exceed 100%. The portfolio turnover rates for the UBS U.S. Equity Alpha Fund may exceed 100%. The portfolio turnover rates for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund and UBS High Yield Fund, may exceed 100%, and in some years, 200%. The portfolio turnover rate for the UBS U.S. Small Cap Growth Fund may exceed 150%, and for the UBS U.S. Bond Fund, the portfolio turnover rate may exceed 100% and in some years, 300%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds and ultimately by the Funds' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

The portfolio turnover rate of each Fund for the fiscal years ended June 30, 2006, 2005 and 2004 was as follows:



                                       FISCAL YEAR ENDED JUNE 30,
                                       --------------------------
FUND*                                     2006      2005   2004
-----                                     ----      ----   ----
UBS Dynamic Alpha Fund                      38%(1)     6%   N/A
UBS Global Allocation Fund                  83        84     78%
UBS Global Equity Fund                      48        37     50
UBS International Equity Fund               69        71    108
UBS U.S. Large Cap Equity Fund              50        32     43
UBS U.S. Large Cap Growth Fund             137       145    102
UBS U.S. Large Cap Value Equity Fund        41        49    170
UBS U.S. Mid Cap Growth Equity Fund         12       N/A    N/A
UBS U.S. Small Cap Growth Fund              49        50     75
UBS Absolute Return Bond Fund               96(2)     22    N/A
UBS Global Bond Fund                       114       112    186
UBS High Yield Fund                         64        61     80
UBS U.S. Bond Fund                         229(3)    174    137


----------

* The UBS U.S. Equity Fund had not commenced operations as of the time periods indicated.

(1) The increase in the portfolio turnover of the UBS Dynamic Alpha Fund for the fiscal year ended June 30, 2006 was the result of the Fund having limited assets in 2005 because it commenced operations in the last half of the June 30, 2005 fiscal year.

(2) The increase in the portfolio turnover of the UBS Absolute Return Bond Fund for the fiscal year ended June 30, 2006 was the result of the Fund having limited assets in 2005 because it commenced operations at the end of the June 30, 2005 fiscal year.

(3) The increase in the portfolio turnover of the UBS U.S. Bond Fund for the fiscal year ended June 30, 2006 was the result of the Fund having increased transactions in several security types from 2005 to 2006.


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Shares of beneficial interest

The Trust currently offers four classes of shares for each Fund included in this SAI (except for UBS Absolute Return Bond Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS U.S. Equity Alpha Fund which do not issue Class B shares): the UBS Fund--Class A (the Class A shares), UBS Fund--Class B (the Class B shares), UBS Fund--Class C (the Class C shares) and UBS Fund--Class Y (the Class Y shares). Class B shares include Sub-Class B-1 shares, Sub-Class B-2 shares, Sub-Class B-3 shares and Sub-Class B-4 shares. Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. Each share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the applicable Fund and has identical voting, dividend, redemption, liquidation and other rights and preferences as the other classes of that Fund, except that only the Class A shares may vote on any matter affecting the Class A Plan. Similarly, only Class B shares and Class C shares may vote on matters that affect only the Class B Plan and Class C Plan. No class may vote on matters that affect only another class. Under Delaware law, the Trust does not normally hold annual meetings of shareholders. Shareholders' meetings may be held from time to time to consider certain matters, including changes to a Fund's fundamental investment objective and fundamental investment policies, changes to the Trust's investment advisory agreements and the election of Trustees when required by the Act. When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of the Funds do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the shares of the Funds into a greater or lesser number of shares so affected. In the case of a liquidation of a Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder's percentage share ownership, in the distribution of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by a Fund.


On any matters affecting only one Fund or class, only the shareholders of that Fund or class are entitled to vote. On matters relating to the Trust but affecting the Funds differently, separate votes by the affected Funds or classes are required. With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund or class, the matter shall have been effectively acted upon with respect to any Fund or class if a majority of the outstanding voting securities of that Fund or class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Fund or class; and
(2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Funds. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective Funds. In addition, subject to certain conditions, shareholders of each Fund may apply to the Fund to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

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Reduced sales charges, additional purchase, exchange and redemption information and other services

SALES CHARGE REDUCTIONS AND WAIVERS

WAIVERS OF SALES CHARGES--CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:

- Acquire shares in connection with a reorganization pursuant to which the Fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund;

- Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus; or

- Acquire shares in connection with shares purchased by UBS Global AM (US) or any affiliate on behalf of a discretionary advisory client.

REINSTATEMENT PRIVILEGE--CLASS A SHARES. Shareholders who have redeemed Class A shares may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption will be taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes--Special Rule for Class A, B and C Shareholders," below.

PURCHASES OF CLASS A SHARES THROUGH THE UBS FINANCIAL SERVICES INC. INSIGHTONE(SM) PROGRAM. Investors who purchase shares through the UBS Financial Services Inc. InsightOne(SM) Program are eligible to purchase Class A shares of the funds for which the Underwriter or its affiliate serves as investment advisor or investment manager without a sales load, and may exchange those shares for Class A shares of the Funds. The UBS Financial Services Inc. InsightOne(SM) Program offers a nondiscretionary brokerage account to UBS Financial Services Inc. clients for an asset-based fee at an annual rate of up to 1.50% of the assets in the account. Account holders may purchase or sell certain investment products without paying commissions or other markups/markdowns.


PURCHASES OF SHARES THROUGH THE PACE(SM) MULTI ADVISOR PROGRAM. An investor who participates in the PACE(SM) Multi Advisor Program is eligible to purchase Class A shares. The PACE(SM) Multi Advisor Program is an advisory program sponsored by UBS Financial Services Inc. that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds and a quarterly investment performance review. Participation in the PACE(SM) Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of UBS Financial Services Inc. and its affiliates are entitled to a waiver of this fee. Please contact your UBS Financial Services Inc. Financial Advisor or UBS Financial Services Inc. correspondent firms for more information concerning mutual funds that are available through the

PACE(SM) Multi Advisor Program. Shareholders who owned Class Y shares of a Fund through the PACE Multi-Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that Fund through the program.


PAYMENTS BY UBS GLOBAL AM (US)--CLASS B SHARES. For purchases of Class B shares in amounts of less than $100,000, your broker is paid an up-front commission equal to 4% of the amount sold. For purchases of Class B shares in amounts of $100,000 up to $249,999, your broker is paid an up-front commission of 3.25%, and in amounts of $250,000 to $499,999, your broker is paid an up-front commission equal to 2.5% of the amount sold. For purchases of Class B shares in amounts of $500,000 to $999,999, your broker is paid an up-front commission equal to 1.75% of the amount sold.

PAYMENTS BY UBS GLOBAL AM (US)--CLASS Y SHARES. Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. However, UBS Global AM (US), as principal underwriter of the Funds, may make payments out of its own resources, to affiliated (UBS Financial Services Inc.) and unaffiliated dealers, pursuant to written dealer agreements as follows: a one time finder's fee consistent with the Funds' Class A share Reallowance to Selected Dealers' schedule, as provided in the prospectus, and, beginning in month 13, an ongoing fee in an amount up to 20 basis points for an equity, asset allocation or a balanced Fund and 15 basis points for a fixed income Fund. UBS Global AM (US) does not make these payments on employee-related Class Y share accounts and reserves the right not to make these payments if it determines, in its sole discretion, that a dealer has been acting to the detriment of the Funds.


ADDITIONAL COMPENSATION TO AFFILIATED DEALER. UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

- 0.05% of the value (at the time of sale) of all shares of a Fund sold through UBS Financial Services Inc.

- a monthly retention fee at the annual rate of 0.10% of the value of shares of an equity Fund and 0.075% of the value of shares of a fixed income Fund that are held in a UBS Financial Services Inc. account at month-end. A blended rate is applied for allocation or balanced Funds.


The foregoing payments are made by UBS Global AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."


ADDITIONAL INFORMATION REGARDING PURCHASES THROUGH LETTER OF INTENT

To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow, and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's investment professional and UBS Global Asset Management, as applicable, in accordance with the prospectus.

Letters of Intent are not available for certain employee benefit plans.

ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of a Fund may be exchanged for shares of the corresponding class of other Funds and most other Family Funds. Class Y shares are not eligible for exchange.

Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Advisor or the Board, result in the necessity of a Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000), during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. In-kind payments to non-affiliated shareholders need not constitute a cross-section of a Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Fund computes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed. Pursuant to redemption in-kind procedures adopted by the Board on behalf of the Funds, the Trust is permitted to pay redemptions in-kind to shareholders that are affiliated persons of the Funds by nature of a greater than 5% ownership interest in the Funds.


A Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.


FINANCIAL INSTITUTIONS. The Funds may authorize financial institutions, or their agents, to accept on the Funds' behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The Funds will be deemed to have received these purchase and redemption orders when such financial institution or its agent accepts them. Like all customer orders, these orders will be priced based on a Fund's net asset value next computed after receipt of the order by the financial institutions or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.


AUTOMATIC INVESTMENT PLAN--CLASS A, CLASS B AND CLASS C SHARES. The Underwriter or your investment professional offers an automatic investment plan with a minimum initial investment of $1,000 through which a Fund will deduct $50 or more on a monthly, quarterly, semiannual or annual basis from the investor's bank account to invest directly in the Fund's Class A, Class B or Class C shares. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same dollar amount each month under the plan, the shareholder will purchase more shares when the Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. An investor should also consider whether a large, single investment would qualify for sales load reductions.


AUTOMATIC CASH WITHDRAWAL PLAN--CLASS A, CLASS B, AND CLASS C


The Automatic Cash Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December) or annual (December) withdrawals from their Family Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

- Class A and Class C shares. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.


- Class B shares. Minimum value of Fund shares is $10,000; minimum monthly, quarterly, semiannual and annual withdrawals of $100, $200, $300 and $400, respectively.


Withdrawals under the Automatic Cash Withdrawal Plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the Fund account when the shareholder signed up for the plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in the plan.

An investor's participation in the Automatic Cash Withdrawal Plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Fund account at the time the shareholder elects to participate in the Automatic Cash Withdrawal Plan), less aggregate redemptions made other than pursuant to the Automatic Cash Withdrawal Plan, is less than the minimum values specified above. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly and semiannual plans, your investment professional will arrange for redemption by a Fund of sufficient Fund shares to provide the withdrawal payments specified by participants in the Automatic Cash Withdrawal Plan. The payments generally are mailed approximately five Business Days (defined under "Net Asset Value") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the Automatic Cash Withdrawal Plan at any time without charge or penalty by written instructions with signatures guaranteed to your investment professional or PFPC. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish an Automatic Cash Withdrawal Plan from their investment professionals or PFPC at 1-800-647 1568.

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INDIVIDUAL RETIREMENT ACCOUNTS

Self-directed IRAs are available in which purchases of shares of Family Funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

TRANSFER OF ACCOUNTS

If investors holding Class A, Class B, Class C or Class Y shares of a Fund in a brokerage account transfer their brokerage accounts to another firm, the Fund shares will be moved to an account with PFPC. However, if the other firm has entered into a dealer agreement with the Underwriter relating to the Fund, the shareholder may be able to hold Fund shares in an account with the other firm.

TRANSFER OF SECURITIES


At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Fund that meet the Fund's investment objective and policies. Securities transferred to a Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Fund in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except US government securities) being exchanged, together with other securities of the same issuer owned by the Fund, will not exceed 5% of the Fund's net assets immediately after the transaction.


Conversion of Class B shares


Class B shares of a Fund will automatically convert to Class A shares of that Fund, based on the relative net asset values per share of the two classes, as of the close of business on the first Business Day (as defined under "Net Asset Value") of the month in which the sixth, fourth, third or second anniversary (depending on the amount of shares purchased) of the initial issuance of those Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which the Class B shares were issued or (2) for Class B shares obtained through the exchange or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.



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Net asset value


Each Fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is open for trading every day (each such day a "Business Day") except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Advisor as the primary market. Securities traded in the over-the-counter market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price ("NOCP"); other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term obligations that mature in 60 days or less, which are valued as described further below). All investments quoted in foreign currency will be valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by a Fund's custodian. The foreign currency exchange transactions of the Funds conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the NYSE. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Where market quotations are readily available, portfolio securities are valued based upon market quotations, provided those quotations adequately reflect, in the judgment of the Advisor, the fair value of the security. Where those market quotations are not readily available, securities are valued based upon appraisals received from an independent pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the Board. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, including many lower rated bonds, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. The amortized cost method of valuation generally is used to value short-term obligations with 60 days or less remaining until maturity, unless the Board determines that this does not represent fair value.


Taxation


ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES


DISTRIBUTIONS


DISTRIBUTIONS OF NET INVESTMENT INCOME. Each Fund receives income generally in the form of dividends and/or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which income dividends may be paid to you. The Fund calculates income dividends and capital gain distributions the same way for each class. The



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amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes. If you are a taxable investor, any income dividends a Fund pays are taxable to you as ordinary income, except that, a portion of the income dividends designated by certain Funds will be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates.

CAPITAL GAIN DISTRIBUTIONS. A Fund may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on a Fund.


RETURNS OF CAPITAL. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.


INVESTMENTS IN FOREIGN SECURITIES. The next four paragraphs describe tax considerations that are applicable to a Fund's investments in foreign securities.

EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

PASS-THROUGH OF FOREIGN TAX CREDITS. If more than 50% of a Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your US federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

You should also be aware that use of foreign dividends, designated by a Fund as dividends from qualifying foreign corporations and subject to reduced rates of taxation on qualified dividend income, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE A FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF A FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in a Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.


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PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, a Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.


INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS. Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-US shareholders, the Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each Fund has elected and qualified, or intends to elect and qualify, to be treated as a regulated investment company under Subchapter M of the Code. Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund (but not its shareholders) generally will pay no federal income tax on the income and gains it distributes to you. The Board reserves the right not to elect or maintain regulated investment company status for a Fund if the Board determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.


EXCISE TAX DISTRIBUTION REQUIREMENTS. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

-    98% of its taxable ordinary income earned during the calendar year;

- 98% of its capital gain net income earned during the twelve month period ending October 31; and

- 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.


Because the periods for measuring a regulated investment company's income are different for excise and income tax purposes special rules are required to protect the amount of earnings and profits needed to support excise tax distributions. For instance, if a regulated investment company that uses October 31 as the measurement period for paying out capital gain net income realizes a net capital loss after October 31 and before the close of its taxable year, the fund likely would have insufficient earnings and


                                                                             107

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profits for that taxable year to support the dividend treatment of its required distributions for that calendar year. Accordingly, a Fund is permitted to elect to treat net capital losses realized between November 1 and its fiscal year end of June 30 ("post-October loss") as occurring on the first day of the following tax year ( (i.e., July 1).


REDEMPTION OF SHARES

REDEMPTIONS. Redemptions (including redemptions in-kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Family Fund, the Internal Revenue Service requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.


REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss, instead of short-term, to the extent of any long-term capital gains distributed to you by the Fund on those shares.

SPECIAL RULE FOR CLASS A SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges shares of a Fund within 90 days of purchase and subsequently acquires shares of the Fund or another Family Fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis in the Fund or Family Fund shares subsequently acquired.

CONVERSION OF CLASS B SHARES. A shareholder will recognize no gain or loss as a result of a conversion from Class B to Class A shares.


WASH SALES. All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.


US GOVERNMENT SECURITIES. The income earned on certain US government securities is exempt from state and local personal income taxes if earned directly by you. Certain states also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.


QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS. For individual shareholders, it is anticipated that a portion of the income dividends paid by certain Funds will be qualified dividend income eligible for taxation at long-term capital gain rates. This reduced rate of taxation generally is available for dividends paid by a Fund out of income earned on its investment in:

-    domestic corporations, and


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-    qualified foreign corporations, including:

-    corporations incorporated in a possession of the United States,

- corporations eligible for income tax treaty benefits with the United States under treaties determined by the Treasury Department to be qualified, and

-    corporations whose stock is traded on a domestic securities exchange.


Dividends from corporations exempt from tax, dividends from passive foreign investment companies (PFICs), and dividends paid from interest earned by the Fund on debt securities generally will not qualify for this favorable tax treatment.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. For corporate shareholders, it is anticipated that a portion of the dividends paid by certain Funds will qualify for the dividends-received deduction, provided certain holding period requirements are met. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. The dividends-received deduction is available only with respect to dividends designated by a Fund as qualifying for this treatment. Qualifying dividends generally are limited to dividends of domestic corporations. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.


The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by a Fund were debt-financed or held by a Fund for less


                                                                             109

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than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. In the case of certain dividends on preferred stock, the minimum holding period is generally increased to 91 days during a 181-day period. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES. A Fund may invest in complex securities (e.g., futures, options, short-sales, swaps, etc.) that could be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing a Fund to sell securities to raise the cash for necessary distributions). These rules could defer a Fund's ability to recognize a loss, and, in limited cases, subject a Fund to US federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund. For example:


DERIVATIVES. If a Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

CONSTRUCTIVE SALES. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

TAX STRADDLES. A Fund's investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

SECURITIES PURCHASED AT DISCOUNT. A Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

SHORT SALES AND SECURITIES LENDING TRANSACTIONS. The Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, the Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.


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CONVERTIBLE DEBT. Convertible debt is ordinarily treated as a "single property"
consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.


NON-US SHAREHOLDERS. Non-US investors may be subject to US withholding or estate tax, and are subject to special US tax certification requirements.


The United Sates imposes a flat 30% withholding tax (or lower treaty rate) on US source dividends. Capital gain dividends designated by a Fund from long-term capital gains or short-term capital gains (other than gain realized on disposition of US real property interests) are not subject to US withholding tax unless the gain is effectively connected with the conduct of a trade or business in the United States or you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

Similarly, interest-related dividends paid by a Fund from qualified interest income are not subject to US withholding tax. "Qualified interest income" includes, in general, (1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another RIC.

However, the Funds do not intend to account for or designate interest-related dividends or short-term capital gains dividends for the benefit of non-US investors. As a result, non-US investors may be subject to more US withholding tax than would otherwise be the case. In addition, the exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, unless such exemption is extended or made permanent.

A partial exemption from U.S estate tax may apply to stock in a Fund held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008, unless such exemption is extended or made permanent.

Special US tax certification requirements apply to non-US shareholders both to avoid US back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-US shareholder must provide a Form W-8BEN (or other Form W-8 if applicable) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

This discussion of "Taxation" is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may


                                                                             111

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be subject to special rules. You should consult your tax advisor about the federal, state, local or foreign tax consequences of an investment in a Fund.


Performance calculations

From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semiannual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.


To help investors better evaluate how an investment in the Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Capital International Indices; Lehman Brothers Indices; Salomon Smith Barney Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Russell Indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's et al., which rate fund performance over various time periods.


The principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Funds' calculations of yield or total return.

Performance information for the various classes of shares of each Fund will vary due to the effect of expense ratios on the performance calculations.


Financial statements and report of independent registered public accounting firm

The Funds' financial statements for the fiscal year ended June 30, 2006 and the report thereon of Ernst & Young LLP, dated August 25, 2006, which are contained in the Funds' Annual Report dated June 30, 2006 (as filed with the SEC on September 8, 2006, pursuant to Section 30(b) of the Act and Rule 30b2-1 thereunder (Accession Number (0001047469-06-011661)) are incorporated herein by reference.



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Appendix A--Corporate debt ratings

MOODY'S INVESTORS SERVICE, INC. DESCRIBES CLASSIFICATIONS OF CORPORATE BONDS AS
FOLLOWS:

AAa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


NOTE: Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

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STANDARD & POOR'S RATINGS GROUP DESCRIBES CLASSIFICATIONS OF CORPORATE BONDS AS
FOLLOWS:

AAA. This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances, they differ from the AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

B. Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC. Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

CC. The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

D. Debt rated D is in default, or is expected to default upon maturity or payment date.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


FITCH RATINGS SERVICE DESCRIBES INTERNATIONAL LONG-TERM CREDIT RATINGS AS
FOLLOWS:

INVESTMENT GRADE

AAA. Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

SPECULATIVE GRADE

BB. Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative.

     - For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     - For individual obligations, 'B' ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC

     - For issuers and performing obligations, 'CCC' ratings indicate that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

     - For individual obligations, 'CCC' ratings may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), 'R3' (good) or 'R4' (average).

CC

     - For issuers and performing obligations, 'CC' ratings indicate that default of some kind appears probable.

     - For individual obligations, 'CC' ratings may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

C

     - For issuers and performing obligations, 'C' ratings indicate that default is imminent.

     - For individual obligations, 'C' ratings may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6'
          (poor).

RD. Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D. Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

     - failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

     - the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

     - the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

NOTE: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Appendix B--Secondary risks

The chart below illustrates secondary risks of investing in the Funds.


                                                                        FOREIGN
                                      COUNTER-                         COUNTRY &     GEOGRAPHIC     HIGH   NON-PUBLIC     PRE-
                                        PARTY    CREDIT   DERIVATIVE    CURRENCY   CONCENTRATION   YIELD   SECURITIES   PAYMENT
                                      --------   ------   ----------   ---------   -------------   -----   ----------   -------
UBS Dynamic Alpha Fund                    *         *          *                                     *          *          *
UBS Global Allocation Fund                *         *          *                                     *          *          *
UBS Global Equity Fund                    *                    *           *                                    *
UBS International Equity Fund             *                    *           *
UBS U.S. Equity Alpha Fund                *
UBS U.S. Large Cap  Equity Fund           *                    *                         *
UBS U.S. Large Cap Growth Fund            *                    *           *             *
UBS U.S Large Cap Value Equity Fund       *                    *                         *
UBS U.S. Mid Cap Growth Equity Fund       *                    *           *
UBS U.S. Small Cap Growth Fund            *                    *           *             *
UBS Absolute Return Bond Fund             *         *          *                                     *          *          *
UBS Global Bond Fund                      *         *          *
UBS High Yield Fund                       *                    *           *             *                                 *
UBS U.S. Bond Fund                        *         *          *                         *



DEFINITIONS OF RISKS

COUNTERPARTY RISK. The risk that when a Fund engages in repurchase, reverse repurchase, derivative, when-issued, forward commitment, delayed settlement, securities lending and swap transactions with another party, it relies on the other party to consummate the transaction and is subject to the risk of default by the other party. Failure of the other party to complete the transaction may cause the Fund to incur a loss or to miss an opportunity to obtain a price believed to be advantageous.


CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation. Debt securities rated below investment grade are especially susceptible to this risk.

DERIVATIVE RISK. The risk that downward price changes in a security may result in a loss greater than a Fund's investment in the security. This risk exists through the use of certain securities or techniques that tend to magnify changes in an index or market.

FOREIGN COUNTRY AND CURRENCY RISKS. The risk that prices of a Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of US issuers. These risks are more severe for securities of issuers in emerging market countries.

The World Bank and other international agencies consider a country to be an "emerging market" country on the basis of such factors as trade initiatives, per capita income and level of industrialization. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

GEOGRAPHIC CONCENTRATION RISK. The risk that if a Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

HIGH YIELD RISK. The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be of poor standing and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure. Bonds in this category may also be called "high yield bonds" or "junk bonds."

NON-PUBLIC SECURITIES RISK. The risk that there may be a less liquid market for unlisted securities than for publicly traded securities. A Fund, therefore, may not be able to resell its investments. In addition, less disclosure is required from non-public companies. Although unlisted securities may be resold in private transactions, the prices realized from the sale may be less than what the investing Fund considers the fair value of the securities.

PREPAYMENT RISK. The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

The UBS Funds
Statement of Additional Information

October 28, 2006

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUNDS AND THEIR PRINCIPAL UNDERWRITER HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUNDS IN ANY JURISDICTION WHERE THE FUNDS OR THEIR PRINCIPAL UNDERWRITER MAY NOT LAWFULLY SELL THOSE SHARES.


[UBS Global Asset Management LOGO]


(C) 2006 UBS Financial Services Inc.
All rights reserved.

[UBS LOGO]
Global Asset Management

The UBS Funds


Statement of Additional Information

Dated October 28, 2006


One North Wacker Drive
Chicago, Illinois 60606


This Statement of Additional Information ("SAI") relates to the following funds (the "Funds"), which are series of The UBS Funds, an open-end management investment company (the "Trust"):

UBS Emerging Markets Equity Fund
UBS U.S. Real Estate Equity Fund
UBS U.S. Small Cap Equity Fund
UBS Emerging Markets Debt Fund



UBS Global Asset Management (Americas) Inc., an indirect wholly owned subsidiary of UBS AG ("UBS"), serves as the investment advisor and administrator for the Funds. UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as the underwriter for the Funds. UBS Global AM (US) is an indirect wholly owned subsidiary of UBS.


This SAI is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated October 28, 2006. A copy of the Prospectus may be obtained by calling your investment professional or by calling the Trust toll-free at 1-800-647 1568. The Prospectus contains more complete information about the Funds. You should read it carefully before investing.



TABLE OF CONTENTS                                                           PAGE

General information about the Trust                                            4
Diversification status                                                         4
General definitions                                                            4
Investment strategies                                                          5
Investments relating to all Funds                                              5
Cash and cash equivalents                                                      5
Repurchase agreements                                                          6
Reverse repurchase agreements                                                  6
Borrowing                                                                      7
Loans of portfolio securities                                                  7
Swaps                                                                          7
Futures                                                                        9
Options                                                                       10
Index options                                                                 13
Special risks of options on indices                                           13
Rule 144A and illiquid securities                                             14
Non-publicly traded securities, private placements and
   restricted securities                                                      15
Investment company securities and investments in affiliated
   investment companies                                                       15
Issuer location                                                               16
Equity securities                                                             16

Exchange-traded index securities                                              16
Eurodollar securities                                                         17
Foreign securities                                                            17
Forward foreign currency contracts                                            17
Non-deliverable forwards                                                      17
Options on foreign currencies                                                 18
Short sales                                                                   19
Real estate equity securities and real estate investment trusts               20
Other investments                                                             21
Investments relating to UBS Emerging Markets Equity Fund,
   UBS U.S. Real Estate Equity Fund and UBS Emerging
   Markets Debt Fund                                                          21
Lower rated debt securities                                                   21
Pay-in-kind bonds                                                             22
Convertible securities                                                        22
Credit linked securities                                                      23
When-issued securities                                                        24
Mortgage-backed securities and mortgage pass-through securities               24
Collateralized mortgage obligations and real estate
   mortgage investment conduits                                               26
Dollar rolls                                                                  27
To-be-announced securities                                                    27
Other mortgage-backed securities                                              28
Asset-backed securities                                                       28
Zero coupon and delayed interest securities                                   29
Structured notes                                                              30
Investments relating to UBS Emerging Markets Equity Fund
   and UBS Emerging  Markets Debt Fund                                        31
Emerging markets investments                                                  31
Risks of investing in emerging markets                                        33
Investments in Russian securities                                             34
Secondary risks                                                               35
Investment restrictions                                                       35
Management of the Trust                                                       37
Independent Trustees                                                          37
Officers                                                                      39
Information about independent trustee ownership of
   securities issued by UBS Global AM                                         44
Information about trustee ownership of Fund shares                            44
Compensation table                                                            44
Control persons and principal holders of securities                           46
Investment advisory, principal underwriting and other
service arrangements                                                          47
Advisor                                                                       47
Portfolio managers                                                            48
Administrative, accounting and custody services                               50
Principal underwriting arrangements                                           50
Transfer agency services                                                      53
Independent registered public accounting firm                                 53

Legal counsel                                                                 53
Personal trading policies                                                     53
Proxy voting policies                                                         54
Portfolio holdings disclosure policies and procedures                         55
Portfolio transactions and brokerage commissions                              58
Portfolio turnover                                                            59
Shares of beneficial interest                                                 60
Reduced sales charges, additional purchase, exchange and
   redemption information and other services                                  61
Sales charge reductions and waivers                                           61
Additional information regarding purchases through letter of intent           62
Automatic cash withdrawal plan                                                64
Individual retirement accounts                                                64
Transfer of accounts                                                          64
Transfer of securities                                                        65
Conversion of Class B shares                                                  65
Net asset value                                                               65
Taxation                                                                      66
Additional information on distributions and taxes                             66
Distributions                                                                 66
Investments in foreign securities                                             67
Redemption of shares                                                          68
Performance calculations                                                      72
Financial statements and reports of independent registered
public accounting firm                                                        73
Appendix A--Corporate debt ratings                                           A-1
Appendix B--Secondary risks                                                  B-1

General information about the Trust

The Trust currently offers shares of the following eighteen Funds, representing separate portfolios of investments: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund (formerly known as UBS U.S. Equity Fund), UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund (formerly known as UBS U.S. Value Equity Fund), UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund, UBS U.S. Bond Fund, UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund, UBS U.S. Small Cap Equity Fund and UBS Emerging Markets Debt Fund. The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund are offered in a separate Prospectus and Statement of Additional Information, and are not included in this SAI. The UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund, UBS U.S. Small Cap Equity Fund and UBS Emerging Markets Debt Fund each currently offers four classes of shares: the Class A shares, the Class B shares, the Class C shares and the Class Y shares. Class A shares have a front-end sales charge, a contingent deferred sales charge ("CDSC") on purchases over $1 million and sold within one year of the purchase date, and are subject to annual 12b-1 plan service fees of 0.25% of average daily net assets of the respective Fund. Class B shares have a CDSC and are subject to annual 12b-1 plan distribution fees of 0.75% of average daily net assets, as well as annual 12b-1 plan service fees of 0.25% of average daily net assets. Class C shares have a CDSC and are subject to annual 12b-1 plan distribution fees of 0.50% or 0.75% of average daily net assets, as well as annual 12b-1 plan service fees of 0.25% of average daily net assets. Class Y shares, which are designed primarily for institutional investors, have no sales charges and are not subject to annual 12b-1 plan expenses. The Trust is a Delaware statutory trust organized on August 13, 1993.


DIVERSIFICATION STATUS


Each of the UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund, UBS U.S. Small Cap Equity Fund and UBS Emerging Markets Debt Fund is classified as "non-diversified" for purposes of the Act, which means that each Fund is not limited by the Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent that a non-diversified Fund makes investments in excess of 5% of its total assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because each non-diversified Fund may invest in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Fund or subject the Fund to greater price volatility than that experienced by diversified investment companies.


GENERAL DEFINITIONS

As used throughout this SAI, the following terms shall have the meanings listed:

"Act" shall mean the Investment Company Act of 1940, as amended.

"Administrator" or "UBS Global AM (Americas)" shall mean UBS Global Asset Management (Americas) Inc., which serves as the Funds' administrator.

"Advisor" or "UBS Global AM (Americas)" shall mean UBS Global Asset Management (Americas) Inc., which serves as the Funds' investment advisor.

"Board" shall mean the Board of Trustees of the Trust.

"Code" shall mean the Internal Revenue Code of 1986, as amended.


"Family Funds" shall mean the Funds and other funds for which UBS Global Asset Management (US) Inc. or any of its affiliates serves as principal underwriter.

"Funds" shall mean collectively the UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund, UBS U.S. Small Cap Equity Fund and UBS Emerging Markets Debt Fund (or individually, a "Fund").


"Moody's" shall mean Moody's Investors Service, Inc.

"SEC" shall mean the U.S. Securities and Exchange Commission.

"S&P" shall mean Standard & Poor's Ratings Group.

"Trust" shall mean The UBS Funds, an open-end management investment company registered under the Act.


"Underwriter" or "UBS Global AM (US)" shall mean UBS Global Asset Management
(US) Inc., which serves as the Funds' underwriter.

"1933 Act" shall mean the Securities Act of 1933, as amended.


Investment strategies

The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment objectives and policies set forth in the Funds' Prospectus. The investment practices described below, except for the discussion of percentage limitations with respect to portfolio loan transactions and borrowing, are not fundamental and may be changed by the Board without the approval of the shareholders.


Investments relating to all Funds


CASH AND CASH EQUIVALENTS


The Funds may invest a portion of their assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the US government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. The Funds may also invest a portion of their assets in shares issued by money market mutual funds. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When a Fund invests for defensive purposes, it may affect the attainment of the Fund's investment objective.

Under the terms of an exemptive order issued by the SEC, each Fund may invest cash (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Fund to purchase securities or other assets at a later date;
(iv) to be invested on a strategic management basis (i-iv are herein referred to as "Uninvested Cash"); and (v) collateral that it receives from the borrowers of its portfolio securities in connection with the Fund's securities lending program, in a series of shares of UBS Supplementary Trust (the "Supplementary Trust Series") or a series of shares of UBS Relationship Funds ("Relationship Funds Cash Series"). UBS Supplementary Trust is a private investment pool which has retained the Advisor to manage its investments and UBS Relationship Funds is a registered investment company advised by the Advisor. Certain Trustees of the Trust also serve as Trustees of the UBS Supplementary Trust and UBS Relationship Funds. The Supplementary Trust Series and Relationship Funds Cash Series each invests in US dollar denominated money market instruments having a dollar-weighted average maturity of 90 days or less, and operates in accordance with Rule 2a-7 under the Act. A Fund's investment of Uninvested Cash in shares of the Supplementary Trust Series or Relationship Funds Cash Series will not exceed 25% of the Fund's total assets.


REPURCHASE AGREEMENTS


When a Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under the Code. Accordingly, each Fund will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.


REVERSE REPURCHASE AGREEMENTS


Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, a Fund will direct its custodian bank to place cash, US government securities, equity securities and/or investment and non-investment grade debt securities in a segregated account of the Fund in an amount equal to the repurchase price. Any assets designated as segregated by a Fund with respect to any reverse repurchase agreements, when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (any such assets designated as segregated are referred to in this SAI as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Funds and as such, are subject to the same investment limitations.


BORROWING


The Funds may borrow money for temporary, emergency or extraordinary purposes, or to facilitate redemptions. A Fund will not borrow money in excess of 331/3% of the value of its total assets. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. A Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the Act, except for notes to banks and reverse repurchase agreements.

LOANS OF PORTFOLIO SECURITIES

The Funds may lend portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) a Fund may call the loan at any time and receive the securities loaned; (3) a Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 331/3% of the total assets of the respective Fund.

When loaning portfolio securities, a Fund will initially require the borrower to provide the Fund with collateral in an amount at least equal to 102% of the current market value of the loaned securities with respect to US securities and 105% of the current market value of the loaned securities with respect to foreign securities. Thereafter, collateral will be maintained in an amount at least equal to 100% of the current market value of the loaned securities. Collateral will consist of US and non-US securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by a Fund or a delay in recovering the loaned securities. In addition, in the event of bankruptcy of the borrower, a Fund could experience delays in recovering the loaned securities or only recover cash or a security of equivalent value. Therefore, a Fund will only enter into portfolio loans after a review of all pertinent factors by the Advisor under the supervision of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Advisor.


SWAPS


The Funds may engage in swaps, including, but not limited to, interest rate, currency and equity swaps, and the purchase or sale of related caps, floors, collars and other derivative instruments. The UBS Emerging Markets Debt Fund may also engage in credit default swaps. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.


The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.


The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the Internal Revenue Service.

Equity swaps or other swaps relating to securities or other instruments are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate. A Fund will only enter into an equity swap contract on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

If there is a default by the counterparty to a swap contract, the a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to the swap contract or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The Advisor will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

The UBS Emerging Markets Debt Fund also may enter into credit default swap agreements. The Fund may enter into a credit default swap on a single security or instrument or on a basket or index of securities (sometimes referred to as a "CDX" transaction). The "buyer" in a credit default contract typically is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or the seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation.

Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value the seller pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap, the Fund is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

The Advisor and the Trust do not believe that the Funds' obligations under swap contracts are senior securities and, accordingly, the Funds will not treat them as being subject to the Funds' borrowing or senior securities restrictions. However, the net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued excess will be segregated in accordance with SEC positions. To the extent that a Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.


FUTURES


The Funds may enter into contracts for the purchase or sale for future delivery of securities, indices and foreign currencies.

A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month.

When a Fund enters into a futures transaction, it must deliver to the futures commission merchant (an "FCM") selected by the Fund, an amount referred to as "initial margin." The initial margin is required to be deposited in cash or government securities with an FCM. Minimum initial margin requirements are established by the futures exchange and FCMs may establish initial margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked-to-market daily. If a futures contact price changes to the extent that the margin deposit does not satisfy margin requirements, payment of a "variation margin" to be held by the FCM, will be required. Conversely, a reduction in the contract value may reduce the required margin, resulting in a repayment of excess margin to the custodial accounts of a Fund. The Fund may also effect futures transactions through FCMs who are affiliated with the Advisor or the Fund in accordance with procedures adopted by the Board.

The Funds will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, all of the Fund may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of their common stocks that might otherwise result; and they may purchase such contracts in order to offset increases in the cost of common stocks that they intend to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.


While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.


The Funds may enter into futures contracts to protect against the adverse effects of fluctuations in security prices, interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The Funds may also enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates, which would adversely affect the price of securities held in its portfolio, and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value which it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that would reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.


OPTIONS


The Funds may purchase and write call or put options on foreign or US securities and indices and enter into related closing transactions. A Fund may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.

The Funds may invest in options that are either listed on US or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund's ability to effectively hedge its securities. The Trust has been notified by the SEC that it considers over-the-counter options to be illiquid. Accordingly, a Fund will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

PURCHASING CALL OPTIONS--The Funds may purchase call options on securities to the extent that premiums paid by a Fund do not aggregate to more than 20% of the Fund's total assets. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

A Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Funds will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such an event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss, which will be short-term unless the option was held for more than one year.

CALL WRITING--A Fund may write call options from time to time on such portions of its portfolio, without limit, as the Advisor determines is appropriate in seeking to achieve the Fund's investment objective. The advantage to a Fund in writing calls is that the Fund receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

During the option period for a call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

The Funds will generally write call options on a covered basis. A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in Segregated Assets in a segregated account with its custodian.

From time to time, the UBS Emerging Markets Debt Fund will write a call option that is not covered as indicated above but where the Fund will maintain with its custodian for the term of the option, Segregated Assets in a segregated account having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the Fund to the risks of writing uncovered options. When writing uncovered call options, the Fund is subject to the risk of having to purchase the security or currency subject to the option at a price higher than the exercise price of the option. As the price of a security or currency could appreciate substantially, the Fund's loss could be significant.

PURCHASING PUT OPTIONS--The Funds may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of a Fund's total assets. A Fund will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, each Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets.

A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Funds intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Funds to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.

The Funds may sell put options purchased on individual portfolio securities. Additionally, the Funds may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

WRITING PUT OPTIONS--The Funds may also write put options on a secured basis which means that a Fund will maintain in a segregated account with its custodian Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. The amount of Segregated Assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for a Fund's portfolio at a price lower than the current market price of the security. In such event, a Fund would write a secured put option at an exercise price, which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. A Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.


INDEX OPTIONS


The Funds may purchase exchange-listed call options on stock and fixed income indices depending upon whether a Fund is an equity or bond Fund and sell such options in closing sale transactions for hedging purposes. A Fund also may purchase call options on indices primarily as a substitute for taking positions in certain securities or a particular market segment. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities.

In addition, the Funds may purchase put options on stock and fixed income indices and sell such options in closing sale transactions. A Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect a Fund from a decline in the value of heavily weighted industries in the Fund's portfolio. Put options on stock and fixed income indices may also be used to protect a Fund's investments in the case of a major redemption.

The Funds may also write (sell) put and call options on stock and fixed income indices. While the option is open, a Fund will maintain a segregated account with its custodian in an amount equal to the market value of the option.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple (the "multiplier"). The indices on which options are traded include both US and non-US markets.


SPECIAL RISKS OF OPTIONS ON INDICES


The Funds' purchases of options on indices will subject them to the risks described below.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices is subject to the Advisor's ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, a Fund would not be able to close out options which it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.


RULE 144A AND ILLIQUID SECURITIES


The Funds may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional buyers.

The Board has instructed the Advisor to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the security can be sold within seven days at approximately the same amount at which it is valued by a Fund; (ii) there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings); (iii) at least two dealers make a market in the security; (iv) there are at least three sources from which a price for the security is readily available; (v) settlement is made in a "regular way" for the type of security at issue; (vi) for Rule 144A securities that are also exempt from registration under Section 3(c)(7) of the Act, there is a sufficient market of "qualified purchasers" (as defined in the Act) to assure that it will remain marketable throughout the period it is expected to be held by the Fund; (vii) the issuer is a reporting company under the Securities Exchange Act of 1934, as amended; and (viii) the security is not in the same class as, or convertible into, any listed security of the issuer. Although having delegated the day-to-day functions, the Board will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board and the Advisor will continue to monitor the liquidity of that security to ensure that each Fund has no more than 15% of its net assets in illiquid securities.

The Funds will limit investments in securities of issuers which the Funds are restricted from selling to the public without registration under the 1933 Act to no more than 15% of a Fund's net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures adopted by the Trust's Board which includes continuing oversight by the Board. The UBS U.S. Small Cap Equity Fund may invest up to 10% of its net assets in equity securities or interests in non-public companies that are expected to have an initial public offering within 18 months.

If the Advisor determines that a security purchased in reliance on Rule 144A which was previously determined to be liquid, is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's 15% limit on investment in such securities, the Advisor will determine what action shall be taken to ensure that the Fund continues to adhere to such a limitation, including disposing of illiquid assets which may include such Rule 144A securities.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES

The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in unregistered or unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund, or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which would be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expense of registration. Investments by the Funds in non-publicly traded securities, private placements and restricted securities will be limited to each Fund's prohibition on investing more than 15% of its net assets in illiquid securities.


INVESTMENT COMPANY SECURITIES AND INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES


Subject to the provisions of any exemptive orders issued by the SEC (as described in the following paragraphs), securities of other investment companies may be acquired by each Fund to the extent that such purchases are consistent with that Fund's investment objectives and restrictions and are permitted under the Act. The Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Certain exceptions to these limitations may apply. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that such a Fund would bear in connection with its own operations.

The Funds may invest in securities issued by other registered investment companies advised by the Advisor pursuant to exemptive relief granted by the SEC or rules promulgated by the SEC. The Funds may invest in corresponding portfolios of UBS Relationship Funds to the extent that the Advisor determines that such investments are a more efficient means for a Fund to gain exposure to certain asset classes than by the Fund investing directly in individual securities.

In addition to the portfolios of UBS Relationship Funds, the Funds may invest in other affiliated investment companies to the extent permitted by the exemptive relief granted by the SEC or rules promulgated by the SEC. A Fund may only invest in portfolios of UBS Relationship Funds to the extent that the asset class exposure in such portfolios of UBS Relationship Funds is consistent with the permissible asset class exposure for the Fund, had the Fund invested directly in securities, and the portfolios of UBS Relationship Funds are subject to similar risks and limitations as the Fund.


ISSUER LOCATION


The Advisor considers a number of factors to determine whether an investment is tied to a particular country, including whether: the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in, a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.

EQUITY SECURITIES (DOES NOT APPLY TO UBS EMERGING MARKETS DEBT FUND)

The Funds may invest in a broad range of equity securities of US and non-US issuers, including, but not limited to, common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The UBS Emerging Markets Equity Fund expects its US equity investments to emphasize large and intermediate capitalization companies. The UBS U.S. Small Cap Equity Fund expects its US equity investments to emphasize small capitalization companies. The equity markets in the non-US component of the Funds will typically include available shares of larger capitalization companies but may also include intermediate and small capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The UBS U.S. Small Cap Equity Fund may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either: (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The UBS U.S. Small Cap Equity Fund may invest up to 20% of its total assets in small capitalization equity securities of publicly traded foreign corporations that were financed by venture capital partnerships. The UBS Emerging Markets Equity Fund may invest in equity securities of issuers in emerging markets and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets.

EXCHANGE-TRADED INDEX SECURITIES (DOES NOT APPLY TO UBS EMERGING MARKETS DEBT
FUND)

Subject to the limitations on investment in investment company securities and their own investment objectives, the Funds may invest in exchange-traded index securities that are currently operational and that may be developed in the future. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear certain operational expenses. To the extent a Fund invests in these securities, the Fund must bear these expenses in addition to the expenses of its own operation.

EURODOLLAR SECURITIES

The Funds may invest in Eurodollar securities, which are fixed income securities of a US issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in US dollars.


FOREIGN SECURITIES


Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Funds' Prospectus, which are not typically associated with investing in US issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Funds may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Funds permit them to enter into forward foreign currency exchange contracts, futures, options and interest rate swaps (in the case of UBS Emerging Markets Equity Fund and UBS Emerging Markets Debt Fund) in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.


FORWARD FOREIGN CURRENCY CONTRACTS


The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values.

A Fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place Segregated Assets in a segregated account of the Fund in an amount not less than the value of the Fund's total assets committed to the consummation of such forward contracts. If the additional Segregated Assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.


NON-DELIVERABLE FORWARDS


The Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in US dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When a Fund enters into a non-deliverable forward transaction, the Fund's custodian will place Segregated Assets in a segregated account of the Fund in an amount not less than the value of the Fund's total assets committed to the consummation of such non-deliverable forward transaction. If the additional Segregated Assets placed in the segregated account decline in value or the amount of the Fund's commitment increases because of changes in currency rates, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments under the non-deliverable forward agreement.

Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a Fund could sustain losses on the non-deliverable forward transaction. A Fund's investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the US dollar or other currencies.


OPTIONS ON FOREIGN CURRENCIES


The Funds also may purchase and write put and call options on foreign currencies (traded on US and foreign exchanges or over-the-counter markets) to manage the Funds' exposure to changes in currency exchange rates. The Funds may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies or forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the dollar price of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Funds may purchase call options on such currency.


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The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Funds to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Funds may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in Segregated Assets in a segregated account with its custodian bank.

With respect to writing put options, at the time the put is written, a Fund will establish a segregated account with its custodian bank consisting of Segregated Assets in an amount equal in value to the amount the Fund will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired or the Fund has purchased a closing put of the same series as the one previously written.


SHORT SALES


The Funds may, from time to time, sell securities short. In a short sale, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, a Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale (which may be invested in equity securities)


                                       19

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will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and a Fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund is required to pay in connection with the short sale.

Until a Fund replaces a borrowed security, the Fund will designate liquid assets it owns as Segregated Assets on the books of its custodian in an amount equal to its obligation to purchase the stocks sold short, as required by law. The amount segregated in this manner will be increased or decreased each business day to equal the change in market value of the Fund's obligation to purchase the security sold short. If the lending broker requires a Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. The Advisor and the Funds believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the stock sold short or having an option to purchase the stock sold short at a exercise price that covers the obligation), or by a Fund's segregated assets procedures (or a combination thereof), are not senior securities under the Act and are not subject to a Fund's borrowing restrictions.

REAL ESTATE EQUITY SECURITIES AND REAL ESTATE INVESTMENT TRUSTS (REITS) (UBS U.S. REAL ESTATE EQUITY FUND ONLY)

For purposes of UBS U.S. Real Estate Equity Fund's policy of investing at least 80% of its net assets, (plus borrowings for investment purposes, if any) in real estate equity securities of US issuers, the Fund considers the security of a company to be a real estate equity security if at least 50% of the issuer's assets (marked-to-market), gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate investment trusts ("REITs") pool investors' funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

A shareholder in the UBS U.S. Real Estate Equity Fund, by investing in REITs indirectly through the Fund, will bear not only the shareholder's proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a


20

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limited number of properties, in a narrow geographic area or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the Act.

OTHER INVESTMENTS

The Board may, in the future, authorize a Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investment would be consistent with that Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Fund.

Investments relating to UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund and UBS Emerging Markets Debt Fund

The following discussion applies to the UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund and UBS Emerging Markets Debt Fund, except as otherwise noted.


LOWER RATED DEBT SECURITIES


Fixed income securities rated lower than Baa3 by Moody's or BBB- by S&P are below investment grade and are considered to be of poor standing and predominantly speculative. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

In the past, the high yields from lower rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Funds from widespread bond defaults brought about by a sustained economic downturn or that yields will continue to offset default rates on lower rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.


The value of lower rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.


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Especially at such times, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower rated securities prices may become more volatile and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, may be adversely affected.

Lower rated securities frequently have call or redemption features that would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.


Besides credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding lower rated securities. A description of various corporate debt ratings appears in Appendix A to this SAI.


Securities issued by foreign issuers rated below investment grade entail greater risks than higher rated securities, including the risks of untimely interest and principal payment, default and price volatility and may also present problems of liquidity, valuation and currency risk. The UBS Emerging Markets Equity Fund and UBS Emerging Markets Debt Fund do not intend to limit investments in lower rated securities.

PAY-IN-KIND BONDS

The Funds may invest in pay-in-kind bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. A Fund will be deemed to receive interest over the life of such bonds and may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature.

CONVERTIBLE SECURITIES (ALSO FOR UBS U.S. SMALL CAP EQUITY FUND)

The Funds may invest in convertible securities which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of a convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.


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CREDIT-LINKED SECURITIES (UBS EMERGING MARKETS DEBT FUND ONLY)

The Fund may invest in credit-linked securities. Credit-linked securities are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations. Such debt obligations may represent the obligations of one or more corporate issuers. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date.

The Fund bears the risk of loss of its principal investment and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security, in the event that one or more of the debt obligations underlying bonds or debt obligations underlying the credit default swaps, go into default or otherwise become non-performing. Upon the occurrence of such a credit event (including bankruptcy, failure to timely pay interest or principal or a restructuring) with respect to an underlying debt obligation (which may represent a credit event of one or more underlying obligors), the Fund will generally reduce the principal balance of the related credit-linked security by the Fund's pro rata interest in the par amount of the defaulted underlying debt obligation in exchange for the actual value of the defaulted underlying obligation or the defaulted underlying obligation itself, thereby causing the Fund to lose a portion of its investment. As a result, on an ongoing basis, interest on the credit-linked security will accrue on a smaller principal balance and a smaller principal balance will be returned at maturity. To the extent that a credit-linked security represents an interest in underlying obligations of a single corporate issuer, a credit event with respect to such an issuer presents greater risk of loss to the Fund than if the credit-linked security represented an interest in underlying obligations of multiple corporate issuers.

In addition, the Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon.

An investment in credit-linked securities also involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to the Fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of such securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. The Fund will generally only purchase credit-linked securities that are determined to be liquid in accordance with the Fund's liquidity guidelines. However, the market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the investment manager believes is fair. In the event a credit-linked security is deemed to be illiquid, the Fund will include such security in calculating its limitation on investments in illiquid securities.

The value of a credit-linked security will typically increase or decrease with any change in the value of the underlying debt obligations, if any, held by the issuer, and the credit default swap. Further, in cases


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where the credit-linked security is structured such that the payments to the
Fund are based on amounts received in respect of, or the value of performance of, any underlying debt obligations specified in the terms of the relevant credit default swap, fluctuations in the value of such obligation may affect the value of the credit-linked security.

The collateral of a credit-linked security may be one or more credit default swaps, which are subject to additional risks. See "Investment Strategies--Swaps" for a description of additional risks associated with credit default swaps.

WHEN-ISSUED SECURITIES

The Funds may purchase securities offered on a "when-issued" or "delayed delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or delayed delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or delayed delivery security accrues to the purchaser. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or delayed delivery securities may be more or less than the purchase price. The Advisor does not believe that a Fund's net asset value or income will be adversely affected by its purchase of securities on a when-issued or delayed delivery basis. The Funds will establish a segregated account in which it will maintain Segregated Assets equal in value to commitments for when-issued or delayed delivery securities. The Segregated Assets maintained by the Funds with respect to any when-issued or delayed delivery securities shall be liquid, unencumbered and marked-to-market daily, and such Segregated Assets shall be maintained in accordance with pertinent SEC positions.

MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES

The Funds may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Funds may also invest in debt securities, which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the US government. These guarantees, however, do not apply to the market value of Fund shares. Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by US government agencies or instrumentalities other than GNMA are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank are supported by the issuer's right to borrow from the US Treasury, while others such as those issued by Fannie Mae, formerly known as the Federal National Mortgage Association, are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose


24

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a Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As a Fund receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the "accrued market discount." Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to face will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. A Fund may elect to accrue market discount or amortize premium notwithstanding the amount of principal received, but such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

The principal governmental guarantor of mortgage-related securities is GNMA, which is a wholly owned US government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages which are insured by the Federal Housing Authority or guaranteed by the Veterans Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and should be viewed as an economic offset to interest to be earned. If prepayments occur, less interest will be earned and the value of the premium paid will be lost.

Government-related guarantors (i.e., not backed by the full faith and credit of the US government) include Fannie Mae and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through


                                       25

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securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the US government.

Freddie Mac is a corporate instrumentality of the US government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. Freddie Mac issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and the ultimate collection of principal, but PCs are not backed by the full faith and credit of the US government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet a Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICs")


A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, Freddie Mac or Fannie Mae and their income streams. Privately-issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.


CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.


In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B and C Bonds all bear current interest. Interest on the series Z Bond is


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accrued and added to principal and a like amount is paid as principal on the series A, B or C Bond currently being paid off. When the series A, B and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

REMICs are entities that own mortgages and elect REMIC status under the Code. The Funds will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Code.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately-issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by US government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the US government. Such instruments also tend to be more sensitive to interest rates than US government-issued CMOs. The Funds will not invest in subordinated privately-issued CMOs. For federal income tax purposes, the Funds will be required to accrue income on CMOs and REMIC regular interests using the "catch-up method", with an aggregate prepayment assumption.


DOLLAR ROLLS


A Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income. The Funds intend to enter into dollar rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve. The Trust does not believe a Fund's obligations under dollar rolls are senior securities and accordingly, the Funds, as a matter of non-fundamental policy, will not treat dollar rolls as being subject to its borrowing or senior securities restrictions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

TO-BE-ANNOUNCED SECURITIES

A to-be-announced mortgage-backed security ("TBA") is a mortgage-backed security, such as a GNMA pass-through security, that is purchased or sold with specific pools of cash that will constitute that GNMA pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. A Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Funds.


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OTHER MORTGAGE-BACKED SECURITIES

The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES

The Funds may invest a portion of their assets in debt obligations known as "asset-backed securities." Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that a Fund pay the debt service on the debt obligations issued. The Funds may invest in these and other types of asset-backed securities that may be developed in the future.

The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the Funds will be required to accrue income on pay-through asset-backed securities using the "catch-up method," with an aggregate prepayment assumption.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and the actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties,


28

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through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.


Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.


Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information with respect to the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

The Funds may invest asset-backed securities that are categorized as collateralized debt obligations ("CDOs"). CDOs include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

ZERO COUPON AND DELAYED INTEREST SECURITIES

The Funds may invest in zero coupon or delayed interest securities which pay no cash income until maturity or a specified date when the securities begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and the securities' value at maturity or cash payment date. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically.


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Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation, entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities has stated that for federal tax and securities purposes, in its opinion, purchasers of such certificates, such as the Funds, most likely will be deemed the beneficial holder of the underlying US government securities.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the US Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.


When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the US Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.


STRUCTURED NOTES (UBS EMERGING MARKETS DEBT FUND ONLY)

Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the "reference instrument") or the relative change in two or more reference instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition,


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changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities.

Investments relating to UBS Emerging Markets Equity Fund and UBS Emerging Markets Debt Fund


EMERGING MARKETS INVESTMENTS


The Funds may invest substantially all of their assets in equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets.

The Funds' investments in emerging market government and government-related securities may consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participation in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging market countries and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

The Funds' investments in the fixed income securities of emerging market issuers may include investments in Structured Securities, Loan Participation and Assignments (as such capitalized terms are defined below), Brady Bonds and certain non-publicly traded securities.

The Funds may invest a portion of their assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow of the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Funds are permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Thus, investments by the Funds in Structured Securities will be limited by each Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

The Funds may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions


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("Lenders"). The Funds' investments in Loans are expected in most instances to be in the form of a participation in loans ("Participation") and assignments of all or a portion of Loans ("Assignments") from third parties. The Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Funds may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid subjecting purchasers of Participations to the credit risk of the Lender with respect to the Participations. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Funds will acquire the Participations only if the Lender interpositioned between a Fund and a borrower is determined by the Advisor to be creditworthy.

When a Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Funds may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, the Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Nicaragua, Nigeria, Panama, Peru, the Philippines, Poland, Russia, Uruguay, Venezuela and Vietnam. Brady Bonds have been issued only in recent years, and for that reason do not have a very long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the US dollar), and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the bonds.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. There can be no assurance that the Brady Bonds in which a Fund invests will not be subject to restructuring arrangements or to requests for a new credit which may cause the Fund to suffer a loss of interest or principal in any of its holdings.

The Funds also may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in such unlisted emerging market equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.

The Funds' investments in emerging market securities will, at all times, be limited by each Fund's prohibition on investing more than 15% of its net assets in illiquid securities.



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RISKS OF INVESTING IN EMERGING MARKETS


There are additional risks inherent in investing in less developed countries which are applicable to the Funds. The Funds consider a country to be an "emerging market" if it is defined as an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. An emerging market security is a security issued by a government or other issuer that, in the opinion of the Advisor, has one or more of the following characteristics: (i) the principal trading market of the security is an emerging market; (ii) the primary revenue of the issuer (at least 50%) is generated from goods produced or sold, investments made or services performed in an emerging market country; or (iii) at least 50% of the assets of the issuer are situated in emerging market countries.

Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors that may influence the ability or willingness to service debt include, but are not limited to: a country's cash flow situation; the availability of sufficient foreign exchange on the date a payment is due; the relative size of its debt service burden to the economy as a whole; its government's policy towards the International Monetary Fund, the World Bank and other international agencies; and the political constraints to which a government debtor may be subject.

The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.


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As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, a Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

The issuers of the government and government-related debt securities in which the Funds expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Funds may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Payments to holders of the high yield, high risk, foreign debt securities in which the Funds may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.


INVESTMENTS IN RUSSIAN SECURITIES


The Funds may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares of Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase or sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Advisor and could


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cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

In light of the risks described above, the Board has approved certain procedures concerning the Funds' investments in Russian securities. Among these procedures is a requirement that the Funds will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Funds' sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Funds. This requirement will likely have the effect of precluding investments in certain Russian companies that the Funds would otherwise make.

Secondary risks


The principal risks of investing in each of the Funds is described in the "Principal Risks" section of the Prospectus. The secondary risks of investing in each of the Funds are described in Appendix B hereto.

Investment restrictions


The investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting securities (as defined in the Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Funds only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in a Fund's total assets will not be considered a violation. Each Fund may not:

(i) Purchase or sell real estate, except that the Fund may purchase or sell securities of real estate investment trusts;

(ii) Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts;

(iii) Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges;
(b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities to the extent permitted by the Act and any rule or order thereunder, or SEC staff interpretations thereof.

(iv) Make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies; (c) to the extent the entry into a repurchase agreement is deemed to be a loan; and (d) to affiliated investment companies to the extent permitted by the Act or any exemptions therefrom that may be granted by the SEC;

(v) Borrow money, except that the Fund may borrow money from banks to the extent permitted by the Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes, and then in an amount not exceeding 331/3% of the value of the Fund's total assets (including the amount borrowed);

(vi) Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the US government or any of its agencies) (this limitation does not apply to UBS U.S. Real Estate Equity Fund); and

(vii) Act as underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

Management of the Trust

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust. Each Trustee of the Trust is an Independent Trustee because he or she is not considered an "interested person" of the Trust under the 1940 Act. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Funds.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with the Advisor, are listed below. None of the Trustees is an "interested person" (as defined in the Act) of the Trust. The Trustees may be referred to herein as "Independent Trustees."

INDEPENDENT TRUSTEES



                                            TERM OF
                                          OFFICE AND
                            POSITION(S)    LENGTH OF                             NUMBER OF PORTFOLIOS IN
                             HELD WITH       TIME      PRINCIPAL OCCUPATION(S)    FUND COMPLEX OVERSEEN       OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE          TRUST       SERVED(1)     DURING PAST 5 YEARS           BY TRUSTEE               HELD BY TRUSTEE
-------------------------   -----------   ----------   -----------------------   -----------------------   -------------------------
Walter E. Auch(2); 85       Trustee       Since 1994   Mr. Auch is retired       Mr. Auch is a trustee     Mr. Auch is a
6001 N. 62nd Place                                     (since 1986).             of three investment       Trustee/Director of
Paradise Valley, AZ 85253                                                        companies (consisting     Advisors Series Trust (16
                                                                                 of 55 portfolios) for     portfolios); Smith Barney
                                                                                 which UBS Global AM       Fund Complex (12
                                                                                 (Americas) or one of      portfolios); Nicholas
                                                                                 its affiliates serves     Applegate Institutional
                                                                                 as investment advisor,    Funds (15 portfolios);
                                                                                 sub- advisor or           and Chairman of the Board
                                                                                 manager.                  of Sound Surgical
                                                                                                           Technologies.

Frank K. Reilly(2); 70      Chairman      Since 1993   Mr. Reilly is a           Mr. Reilly is a           Mr. Reilly is a Director
Mendoza College of          and Trustee                Professor at the          director or trustee of    of Discover Bank, Morgan
Business                                               University of Notre       four investment           Stanley Trust and FSB.
University of Notre Dame                               Dame since 1982.          companies (consisting
Notre Dame, IN 46556-5649                                                        of 56 portfolios) for
                                                                                 which UBS Global AM
                                                                                 (Americas) or one of
                                                                                 its affiliates serves
                                                                                 as investment advisor,
                                                                                 sub- advisor or
                                                                                 manager.

                                            TERM OF
                                          OFFICE AND
                            POSITION(S)    LENGTH OF                             NUMBER OF PORTFOLIOS IN
                             HELD WITH       TIME      PRINCIPAL OCCUPATION(S)    FUND COMPLEX OVERSEEN       OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE          TRUST       SERVED(1)     DURING PAST 5 YEARS           BY TRUSTEE               HELD BY TRUSTEE
-------------------------   -----------   ----------   -----------------------   -----------------------   -------------------------
Edward M. Roob(2); 71       Trustee       Since 1994   Mr. Roob is retired       Mr. Roob is a director    None.
841 Woodbine Lane                                      (since 1993).             or trustee of four
Northbrook, IL 60002                                                             investment companies
                                                                                 (consisting of 56
                                                                                 portfolios) for which
                                                                                 UBS Global AM
                                                                                 (Americas) or one of
                                                                                 its affiliates serves
                                                                                 as investment advisor,
                                                                                 sub- advisor or
                                                                                 manager.

Adela Cepeda(2); 48         Trustee       Since 2004   Ms. Cepeda is founder     Ms. Cepeda is a           Ms. Cepeda is director of
A.C. Advisory, Inc.                                    and president of A.C.     director or trustee of    Lincoln National Income
161 No. Clark Street                                   Advisory, Inc. (since     four investment           Fund, Inc. (since 1992)
Suite 4975                                             1995).                    companies (consisting     and MGI Funds (7
Chicago, IL 60601                                                                of 56 portfolios) for     portfolios) (since 2005).
                                                                                 which UBS Global AM       She is also a director of
                                                                                 (Americas) or one of      Amalgamated Bank of
                                                                                 its affiliates serves     Chicago (since 2003).
                                                                                 as investment advisor,
                                                                                 sub- advisor or
                                                                                 manager.

J. Mikesell Thomas(2); 55   Trustee       Since 2004   Mr. Thomas is President   Mr. Thomas is a           Mr. Thomas is a director
Federal Home Loan                                      and CEO of Federal Home   director or trustee of    and chairman of the Audit
Bank of Chicago                                        Loan Bank of Chicago      four investment           Committee for Evanston
111 East Wacker Drive                                  (since 2004). Mr.         companies (consisting     Northwestern Healthcare.
Chicago, IL 60601                                      Thomas was an             of 56 portfolios) for
                                                       independent financial     which UBS Global AM
                                                       advisor (2001 to 2004).   (Americas) or one of
                                                       He was managing           its affiliates serves
                                                       director of Lazard        as investment advisor,
                                                       Freres & Co. (1995 to     sub- advisor or
                                                       2001).                    manager.


----------
(1)  Each Trustee holds office for an indefinite term.


(2) Messrs. Auch, Reilly and Roob are also Independent Trustees of UBS Supplementary Trust and UBS Private Portfolios Trust, which are both investment vehicles advised by UBS Global AM (Americas) and are excluded from registration under the Act in reliance on the exemptions afforded by
     Section 3(c)(7) of the Act. Ms. Cepeda and Mr. Thomas are also Independent Trustees of UBS Private Portfolios Trust.

OFFICERS



                                                    TERM OF OFFICE+
  NAME, ADDRESS AND     POSITION(S) HELD WITH         AND LENGTH
         AGE                  THE TRUST             OF TIME SERVED               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------   -----------------------   --------------------   ------------------------------------------------------------
Joseph J. Allessie*    Vice President and        Since 2005             Mr. Allessie is director and deputy general counsel at UBS
Age: 41                Assistant Secretary                              Global AM (US) and UBS Global AM (Americas) (collectively,
                                                                        "UBS Global AM--Americas region") (since 2005). Prior to
                                                                        joining UBS Global AM--Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from
                                                                        2004 to 2005). Prior to that, Mr. Allessie was general
                                                                        counsel and secretary of GAM USA Inc., GAM Investments, GAM
                                                                        Services, GAM Funds, Inc. and the GAM Avalon Funds (from
                                                                        1999 to 2004). Mr. Allessie is a vice president and
                                                                        assistant secretary of 20 investment companies (consisting of 91 portfolios) for which UBS Global AM--Americas region or one of its affiliates serves as investment advisor,
                                                                        sub-advisor or manager.

Rose Ann Bubloski*     Vice President and        Since 2004             Ms. Bubloski is an associate director (since 2004) and a
Age: 38                Assistant Treasurer                              senior manager of the U.S. Mutual Fund Treasury
                                                                        Administration department of UBS Global AM--Americas region.
                                                                        Ms. Bubloski is vice president and assistant treasurer of 20 investment companies (consisting of 91 portfolios) for which
                                                                        UBS Global AM--Americas region or one of its affiliates
                                                                        serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*        Vice President,           Since 2000 (Vice       Mr. Disbrow is a director (since 2001), head of U.S. Mutual
Age: 40                Treasurer and Principal   President) and since   Fund Treasury Administration department (since 2006) of UBS
                       Accounting Officer        2006 (Treasurer and    Global AM--Americas region. Mr. Disbrow is vice president,
                                                 Principal Accounting   treasurer and principal accounting officer of 20 investment
                                                 Officer)               companies (consisting of 91 portfolios) for which UBS Global
                                                                        AM--Americas region or one of its affiliates serves as
                                                                        investment advisor, sub-advisor or manager.

                                                    TERM OF OFFICE+
  NAME, ADDRESS AND     POSITION(S) HELD WITH         AND LENGTH
         AGE                  THE TRUST             OF TIME SERVED               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------   -----------------------   --------------------   ------------------------------------------------------------
Michael J. Flook*      Vice President and        Since 2006             Mr. Flook is an associate director and a senior manager of
Age: 41                Assistant Treasurer                              the U.S. Mutual Fund Treasury Administration department of
                                                                        UBS Global AM--Americas region (since 2006). Prior to
                                                                        joining UBS Global AM--Americas region, he was a senior
                                                                        manager with The Reserve (asset management firm) from May
                                                                        2005 to May 2006. Prior to that he was a senior manager with
                                                                        PFPC Worldwide since October 2000. Mr. Flook is a vice
                                                                        president and assistant treasurer of 20 investment companies
                                                                        (consisting of 91 portfolios) for which UBS Global
                                                                        AM--Americas region or one of its affiliates serves as
                                                                        investment advisor, sub-advisor or manager.

Mark F. Kemper**       Vice Prsident and         Since 1999 and 2004,   Mr. Kemper is general counsel of UBS Global AM--Americas
Age: 48                Secretary                 respectively           region (since 2004). Mr. Kemper is also a managing director of UBS Global AM--Americas region (since 2006). He was
                                                                        deputy general counsel of UBS Global AM (Americas) from July
                                                                        2001 to July 2004. He has been secretary of UBS Global
                                                                        AM--Americas region since 1999 and assistant secretary of
                                                                        UBS Global Asset Management Trust Company since 1993. Mr.
                                                                        Kemper is secretary of UBS Global AM--Americas region (since
                                                                        2004). Mr. Kemper is vice president and secretary of 20
                                                                        investment companies (consisting of 91 portfolios) for which
                                                                        UBS Global AM--Americas region or one of its affiliates
                                                                        serves as investment advisor, sub-advisor or manager.

                                                    TERM OF OFFICE+
  NAME, ADDRESS AND        POSITION(S) HELD          AND LENGTH OF
         AGE                WITH THE TRUST            TIME SERVED                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------   -----------------------   --------------------   ------------------------------------------------------------
Joanne M. Kilkeary*    Vice President and        Since 2006             Ms. Kilkeary is an associate director (since 2000) and a
Age: 38                Assistant Treasurer                              senior manager (since 2004) of the U.S. Mutual Fund Treasury
                                                                        Administration department of UBS Global AM--Americas region.
                                                                        Ms. Kilkeary is a vice president and assistant treasurer of
                                                                        20 investment companies (consisting of 91 portfolios) for
                                                                        which UBS Global AM--Americas region or one of its
                                                                        affiliates serves as investment advisor, sub-advisor or
                                                                        manager.

Tammie Lee*            Vice President and        Since 2005             Ms. Lee is a director and associate general counsel of UBS
Age: 35                Assistant Secretary                              Global AM--Americas region (since 2005). Prior to joining
                                                                        UBS Global AM--Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments
                                                                        from 2003 to 2005. Prior to that, she was assistant vice
                                                                        president and counsel at Deutsche Asset Management/Scudder
                                                                        Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 20 investment companies
                                                                        (consisting of 91 portfolios) for which UBS Global
                                                                        AM--Americas region or one of its affiliates serves as
                                                                        investment advisor, sub-advisor or manager.

Joseph McGill*         Vice President and        Since 2004             Mr. McGill is managing director (since 2006) and chief
Age: 44                Chief Compliance                                 compliance officer at UBS Global AM--Americas region (since
                       Officer                                          2003). Prior to joining UBS Global AM--Americas region, he was assistant general counsel at J.P. Morgan Investment
                                                                        Management (from 1999 to 2003). Mr. McGill is a vice
                                                                        president and chief compliance officer of 20 investment
                                                                        companies (consisting of 91 portfolios) for which UBS Global
                                                                        AM--Americas region or one of its affiliates serves as
                                                                        investment advisor, sub-advisor or manager.

                                                    TERM OF OFFICE+
  NAME, ADDRESS AND        POSITION(S) HELD          AND LENGTH OF
         AGE                WITH THE TRUST            TIME SERVED                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------   -----------------------   --------------------   ------------------------------------------------------------
Eric Sanders*          Vice President and        Since 2005             Mr. Sanders is a director and associate general counsel of
Age: 41                Assistant Secretary                              UBS Global AM--Americas region (since 2005). From 1996 until
                                                                        June 2005, he held various positions at Fred Alger &
                                                                        Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a
                                                                        vice president and assistant secretary of 20 investment
                                                                        companies (consisting of 91 portfolios) for which UBS Global
                                                                        AM--Americas region or one of its affiliates serves as
                                                                        investment advisor, sub-advisor or manager.

Andrew Shoup*          Vice President and        Since 2006             Mr. Shoup is a managing director and senior member of the
Age: 50                Chief Operating Officer                          Global Treasury Administration department of UBS Global
                                                                        AM--Americas region (since July 2006). Prior to joining UBS
                                                                        Global AM--Americas region, he was Chief Administrative
                                                                        Officer for the Legg Mason Partner Funds (formerly Smith
                                                                        Barney, Salomon Brothers, and CitiFunds mutual funds) from
                                                                        November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related
                                                                        Companies with their domestic and offshore mutual funds
                                                                        since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public
                                                                        accounting. Mr. Shoup is a vice president and chief
                                                                        operating officer of 20 investment companies (consisting of
                                                                        91 portfolios) for which UBS Global AM--Americas region or one of its affiliates serves as investment advisor,
                                                                        sub-advisor or manager.

                                                    TERM OF OFFICE+
  NAME, ADDRESS AND        POSITION(S) HELD          AND LENGTH OF
         AGE                WITH THE TRUST            TIME SERVED                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------   -----------------------   --------------------   ------------------------------------------------------------

Kai R. Sotorp**        President                 Since 2006             Mr. Sotorp is the Head of the Americas for UBS Global Asset
Age:47                                                                  Management (since 2004); a member of the UBS Group Managing
                                                                        Board (since 2003) and a member of the UBS Global Asset
                                                                        Management Executive Committee (since 2001). Prior to his
                                                                        current role, Mr. Sotorp was Head of UBS Global Asset
                                                                        Management--Asia Pacific (2002-2004), covering Australia,
                                                                        Japan, Hong Kong, Singapore and Taiwan; Head of UBS Global
                                                                        Asset Management (Japan) Ltd. (2001-2004); Representative
                                                                        Director and President of UBS Global Asset Management
                                                                        (Japan) Ltd. (2000-2004); and member of the board of
                                                                        Mitsubishi Corp.-UBS Realty Inc. (2000-2004). Mr. Sotorp is
                                                                        President of 20 investment companies (consisting of 91
                                                                        portfolios) for which UBS Global Asset Management--Americas region or one of its affiliates serves as investment
                                                                        advisor, sub-advisor or manager.

Keith A. Weller*       Vice President and        Since 2004             Mr. Weller is executive director and senior associate
Age: 45                Assistant Secretary                              general counsel of UBS Global AM--Americas region (since
                                                                        2005) and has been an attorney with affiliated entities
                                                                        since 1995. Mr. Weller is a vice president and assistant
                                                                        secretary of 20 investment companies (consisting of 91
                                                                        portfolios) for which UBS Global AM--Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.


----------
*    This person's business address is 51 West 52nd Street, New York, NY
     10019-6114.

**   This person's business address is One North Wacker Drive, Chicago, IL
     60606.

+ Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

INFORMATION ABOUT INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES ISSUED BY UBS GLOBAL AM (AMERICAS) OR UBS GLOBAL AM (US) OR ANY COMPANY CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL WITH UBS GLOBAL AM (AMERICAS) OR UBS GLOBAL AM (US)

As of December 31, 2005, the Independent Trustees did not own any securities issued by UBS Global AM (Americas) or UBS Global AM (US) or any company controlling, controlled by or under common control with UBS Global AM (Americas) or UBS Global AM (US).

INFORMATION ABOUT TRUSTEE OWNERSHIP OF FUND SHARES



                                                  AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                   ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                                                   BY TRUSTEE FOR WHICH UBS GLOBAL AM (AMERICAS)
       NAME OF          DOLLAR RANGE OF EQUITY     OR AN AFFILIATE SERVES AS INVESTMENT ADVISOR,
INDEPENDENT TRUSTEES   SECURITIES IN THE FUNDS+               SUB-ADVISOR OR MANAGER+
--------------------   ------------------------   ----------------------------------------------
Walter E. Auch                   None                            $10,001 - $50,000
Frank K. Reilly                  None                              over $100,000
Edward M. Roob                   None                              over $100,000
Adela Cepeda                     None                            $10,001 - $50,000
J. Mikesell Thomas               None                                  None


----------

+    Information regarding ownership is as of December 31, 2005.


NOTE REGARDING RANGES: In disclosing the dollar range of equity securities beneficially owned by a Trustee in these columns, the following ranges will be used: (i) none; (ii) $1 - $10,000; (iii) $10,001 - $50,000; (iv) $50,001 -
$100,000; or (v) over $100,000.


COMPENSATION TABLE
TRUSTEES



                          ANNUAL AGGREGATE   PENSION OR RETIREMENT     TOTAL COMPENSATION FROM
                           COMPENSATION       BENEFITS ACCRUED AS        THE TRUST AND FUND
NAME AND POSITION HELD   FROM THE TRUST(1)   PART OF FUND EXPENSES   COMPLEX PAID TO TRUSTEES(2)
----------------------   -----------------   ---------------------   ---------------------------
Walter E. Auch,
   Trustee                    $35,767                 N/A                      $89,282
Frank K. Reilly,
   Trustee                    $35,594                 N/A                      $92,209
Edward M. Roob,
   Trustee                    $33,378                 N/A                      $86,592
Adela Cepeda,
   Trustee                    $35,569                 N/A                      $92,592
J. Mikesell Thomas,
   Trustee                    $35,694                 N/A                      $93,092


----------

1 Represents aggregate annual compensation paid by the Trust to each Trustee indicated for the fiscal year ended June 30, 2006.

2 This amount represents the aggregate amount of compensation paid to the Trustees for service on the Board of Directors/Trustees of four registered investment companies (three registered investment companies with regard to Mr. Auch) managed by UBS Global AM (Americas) or an affiliate for the fiscal year ended June 30, 2006.

No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust.


Each Independent Trustee receives, in the aggregate from the UBS Global AM family of funds for his or her service to four registered investment companies (three with respect to Mr. Auch) and two unregistered investment companies (one with respect to Ms. Cepeda and Mr. Thomas) managed by UBS Global AM (Americas), an annual retainer of $40,000 for serving as a Board member, a $5,000 retainer for serving as an Audit Committee member, and a $5,000 retainer for serving as a Nominating, Compensation and Governance Committee member. In addition, the chairman of the Board, for serving as chairman of the Board, and the chairman of the Audit Committee, for serving as chairman of the Audit Committee, receive, in the aggregate from the UBS Global AM family of funds for his or her service to four registered investment companies and two unregistered investment companies (one with respect to Mr. Thomas) managed by UBS Global AM (Americas), an annual retainer of $10,000 and $5,000, respectively. The foregoing fees will be allocated among all such funds as follows: (i) one-half of the expense will be allocated pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment; and (ii) one-half of the expense will be allocated equally according to the number of such funds (i.e., expenses divided by number of funds). Each Independent Trustee will receive $300 per Fund for each regular Board meeting (and each in-person special meeting) actually attended from the Trust. In addition, each Independent Trustee will receive $200 and $100, respectively, for each Audit Committee meeting and Nominating, Compensation and Governance Committee meeting actually attended from the Trust. The Trust reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

Each Trustee sits on the Trust's Audit Committee, which has the responsibility, among other things, to: (i) select, oversee and set the compensation of the Trust's independent registered public accounting firm; (ii) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) oversee the quality and objectivity of the Funds' financial statements and the independent audit(s) thereof; and (iv) act as a liaison between the Trust's independent registered public accounting firm and the full Board. The Audit Committee met three times during the fiscal year ended June 30, 2006.


Each Trustee sits on the Trust's Nominating, Compensation and Governance Committee (the "Nominating Committee"), which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) review Board governance procedures and recommend any appropriate changes to the full Board; (iii) periodically review Independent Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iv) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of the Secretary of the Trust at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation;
(ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.


The Nominating, Compensation and Governance Committee met twice during the fiscal year ended June 30, 2006. There is no separate Investment Committee. Items pertaining to these matters are submitted to the full Board.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of the date of this SAI, the Funds have not yet commenced operations.

Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a Trust is presumed to control the Trust under the provisions of the Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of a Trust or a particular Fund.

Investment advisory, principal underwriting and other service arrangements

ADVISOR


UBS Global Asset Management (Americas) Inc., with its principal office located at One North Wacker Drive, Chicago, Illinois 60606, manages the assets of the Trust pursuant to its investment advisory agreement with each Fund (the "Agreements"). The Advisor is an investment management firm managing approximately $128.2 billion, as of June 30, 2006, primarily for institutional pension and profit sharing funds. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $629.7 billion in assets under management as of June 30, 2006.

As of June 30, 2006, the Advisor also serves as the investment advisor or sub-advisor to forty other investment companies: The Park Avenue Portfolio: The Guardian UBS Large Cap Value Fund, The Park Avenue Portfolio: The Guardian UBS Small Cap Value Fund, The Guardian Variable Contracts Fund, Inc.: The Guardian UBS VC Large Cap Value Fund, The Guardian Variable Contracts Fund, Inc.: The Guardian UBS VC Small Cap Value Fund, John Hancock Trust: Global Allocation Trust, John Hancock Trust: Large Cap Trust, John Hancock Funds II: Large Cap Fund, John Hancock Funds II: Global Allocation Fund, J.P. Morgan Fleming Series
Trust: JPMorgan Multi-Manager Small Cap Growth Fund, Principal Investors Fund,
Inc.: Partners SmallCap Growth Fund II, Principal Investors Fund, Inc.: Partners LargeCap Value Fund I, Principal Variable Contracts Fund, Inc.: SmallCap Growth Account, AXP Strategy Series Inc.: RiverSource Small Cap Growth Fund, Lincoln Variable Insurance Products Trust: Global Asset Allocation Fund, ING UBS U.S. Allocation Portfolio, ING UBS U.S. Large Cap Equity Portfolio, ING UBS U.S. Small Cap Growth Portfolio, BB&T International Equity Fund, TA IDEX UBS Large Cap Value, AXA Enterprise Growth and Income Fund, EQ/UBS Growth and Income Portfolio, UBS Relationship Funds, SMA Relationship Trust, Fort Dearborn Income Securities, Inc., UBS Cashfund Inc., UBS Index Trust, UBS Investment Trust, UBS Money Series, UBS Managed Municipal Trust, UBS Master Series, Inc., UBS Municipal Money Market Series, UBS RMA Money Fund, Inc., UBS RMA Tax-Free Fund, Inc., UBS Series Trust, Global High Income Dollar Fund Inc., Insured Municipal Income Fund Inc., Investment Grade Municipal Income Fund Inc., Managed High Yield Plus Fund Inc., Strategic Global Income Fund, Inc. and UBS PACE Select Advisors Trust.

Pursuant to its Agreements with the Trust, on behalf of each Fund, the Advisor receives from each Fund a monthly fee at an annual rate (as described in the Prospectus and below) multiplied by the average daily net assets of that Fund for providing investment advisory services. The Advisor is responsible for paying its expenses. Each Fund pays the following expenses: (1) the fees and expenses of the Trust's disinterested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with the Advisor; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) auditing and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian, administrator and transfer agent and any related services; (10) expenses of obtaining quotations of the Funds' portfolio securities and of pricing the Funds' shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (13) fees and expenses of membership in industry organizations.

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Under the Agreements, the Advisor is entitled to a monthly fee of the respective
Fund's average daily net assets equal to annual rates as set forth below:



FUND                                FEE
----                               -----
UBS Emerging Markets Equity Fund   1.10%
UBS U.S. Real Estate Equity Fund   0.90%
UBS U.S. Small Cap Equity Fund     1.00%
UBS Emerging Markets Debt Fund     0.65%



Each Fund is subject to a one-year contractual expense limit at the following rates of the respective Fund's average daily net assets, excluding any 12b-1 Plan fees: 1.60% for the UBS Emerging Markets Equity Fund; 1.05% for the UBS U.S. Real Estate Equity Fund; and 1.15% for the UBS U.S. Small Cap Equity Fund and UBS Emerging Markets Debt Fund. The contractual fee waiver and/or expense reimbursement agreements will remain in place for the Funds' fiscal year ending June 30, 2007. Thereafter, the expense limit for each of the applicable Funds will be reviewed each year, at which time the continuation of the expense limit will be considered by the Advisor and the Board of Trustees. The contractual fee waiver and/or expense reimbursement agreements also provide that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.

General expenses of the Trust (such as costs of maintaining corporate existence, legal fees, insurance, etc.) will be allocated among the Funds in proportion to their relative net assets. Expenses which relate exclusively to a particular Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that Fund.

PORTFOLIO MANAGERS. Presented below is information about those individuals identified as portfolio managers of the Funds in the Funds' Prospectus.

The following table provides information relating to other accounts managed by the portfolio managers as of June 30, 2006:



                                            REGISTERED             OTHER POOLED
                                      INVESTMENT COMPANIES     INVESTMENT VEHICLES        OTHER ACCOUNTS
                                     ---------------------    ---------------------   ----------------------
                                                 ASSETS                  ASSETS                   ASSETS
                                                 MANAGED                 MANAGED                  MANAGED
PORTFOLIO MANAGER (FUNDS MANAGED)    NUMBER   (IN MILLIONS)   NUMBER  (IN MILLIONS)   NUMBER   (IN MILLIONS)
----------------------------------   ------   -------------   ------  -------------   ------   -------------
WILFRED TALBOT
(UBS U.S. SMALL CAP EQUITY FUND)        4          $ 82          0         $  0         10         $  532(1)
UWE SCHILLHORN
(UBS EMERGING MARKETS DEBT FUND)        4          $548          4         $891         15         $2,180
MEHRAN NAKHJAVANI
(UBS EMERGING MARKETS EQUITY FUND)      2          $ 16          0         $  0          0         $    0
BRUCE C. EBNOTHER
(UBS U.S. REAL ESTATE EQUITY FUND)      1          $  0          1         $ 28          8         $  121


----------

1 Two of these accounts with assets of approximately $161 million has an advisory fee based upon the performance of the account.

The portfolio management team's management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.


If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.


The compensation received by the portfolio managers at UBS Global Asset Management, including the Funds' portfolio managers, includes a base salary and incentive compensation, as detailed below. UBS Global Asset Management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS Global Asset Management's clients. Overall compensation can be grouped into three categories:


- Competitive salary, benchmarked to maintain competitive compensation opportunities.

-    Annual bonus, tied to individual contributions and investment performance.

-    UBS equity awards, promoting company-wide success and employee retention.

BASE SALARY is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

ANNUAL BONUSES are correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals' interests with those of UBS Global Asset Management's clients. Each portfolio manager's bonus is based on the performance of each Fund the portfolio manager manages as compared to the Fund's broad-based index over a three-year rolling period.

UBS AG EQUITY. Senior investment professionals, including each portfolio manager of the Funds, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through "Equity Plus." This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus and/or salary. Two UBS stock options are given for each share acquired and held for two years. UBS Global Asset Management feels this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.


As of the date of this SAI, the Portfolio Managers identified above owned no shares of the Funds because the Funds have not yet been publicly offered.

ADMINISTRATIVE, ACCOUNTING AND CUSTODY SERVICES

ADMINISTRATIVE AND ACCOUNTING SERVICES. UBS Global AM (Americas) also serves as the Funds' administrator. The Administrator is an indirect wholly owned asset management subsidiary of UBS.

As administrator, the Administrator supervises and manages all aspects (other than investment advisory activities) of the Trust's operations. Under the Administration Contract, the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund, the Trust or any of its shareholders in connection with the performance of the Administration Contract, except to the extent that such a loss results from negligence, willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Administration Contract is terminable at any time without penalty by the Board or by vote of the holders of a majority of the Funds' outstanding voting securities, on 60 days' written notice to the Administrator, or by the Administrator on 60 days' written notice to the Trust. Each Fund pays a fee to the Administrator that is computed daily and paid monthly at an annual rate of 0.075% of average daily net assets of such Fund.


J.P. Morgan Investors Services Co. ("J.P. Morgan") provides accounting, portfolio valuation and certain administrative services for the Funds under a Multiple Services Agreement between the Trust and JPMorgan Chase Bank ("JPMorgan Chase Bank"). J.P. Morgan is located at 73 Tremont Street, Boston, Massachusetts 02108-3913 and is a corporate affiliate of JPMorgan Chase.


CUSTODY SERVICES. JPMorgan Chase Bank, located at 270 Park Avenue, New York, New York 10017, provides custodian services for the securities and cash of the Funds. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made plus a per transaction fee for transactions during the period. JPMorgan Chase Bank utilizes foreign sub-custodians under procedures approved by the Board in accordance with applicable legal requirements.


PRINCIPAL UNDERWRITING ARRANGEMENTS

UBS Global AM (US) (the "Underwriter"), with its principal office located at 51 West 52nd Street, New York, New York 10019-6114, acts as the principal underwriter of each class of shares of the Funds pursuant to a Principal Underwriting Contract with the Trust. The Principal Underwriting Contract requires the Underwriter to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously. The Underwriter enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell Fund shares.


Under separate plans pertaining to the Class A, Class B and Class C shares of the Funds adopted by the Trust in the manner prescribed under Rule 12b-1 under the Act (each, respectively, a "Class A Plan," "Class B Plan" and "Class C Plan," and collectively, "Plans"), the Funds pay the Underwriter a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class B Plan, the Funds pay the Underwriter a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the class of shares. Under the Class C Plan, the Funds pay the Underwriter a distribution fee, accrued daily and payable monthly, at the annual rate of 0.25% (for the UBS Emerging Markets Debt Fund) or 0.75% (for the equity Funds) of the average daily net assets of the class of shares. There is no distribution plan with respect to the Funds' Class Y shares and the Funds pay no service or distribution fees with respect to their Class Y shares.


The Underwriter uses the service fees under the Plans for Class A, Class B and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each Fund by each dealer. Each dealer then compensates its investment professionals for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts including related overhead expenses.


The Underwriter uses the distribution fees under the Class B and Class C Plans to offset the commissions it pays to dealers for selling each Fund's Class B and Class C shares, respectively, and to offset each Fund's marketing costs attributable to such Classes, such as the preparation, printing and distribution of sales literature, advertising and prospectuses and other shareholder materials to prospective investors. The Underwriter may also use distribution fees to pay additional compensation to dealers and to offset other costs allocated to the Underwriter's distribution activities.


The Underwriter receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds also may be used to cover distribution expenses.


UBS Global AM (US) may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries (collectively, "Financial Intermediaries"), that sell shares of the Funds, subject to UBS Global AM (US)'s internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Funds and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." UBS Global AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS Global AM (US). UBS Global AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS Global AM (US)'s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS Global AM (US)'s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS Global AM (US)'s internal policies and procedures, UBS Global AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS Global AM (US)'s promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS Global AM (US) and may be paid by UBS Global AM
(US) for providing sub-transfer agency and other services. Financial Intermediaries may be paid a sub-transfer agency or related fee out of Fund assets similar to which that the Fund otherwise would have paid the Funds' transfer agent. In addition, the Financial Intermediary, for the services provided, may charge a higher fee than would be represented by the sub-transfer agency or related fee. To the extent 12b-1 fees and sub-transfer agency or related fees do not meet the charge, the underwriter or an affiliate will pay the difference out of its own resources. Such payments are often referred to as "revenue sharing." Such expenses, to the extent they are Fund expenses, are included in the annual operating expenses set forth in the Funds' prospectuses.

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.


The Plans and the Principal Underwriting Contract specify that the Funds must pay service and distribution fees to the Underwriter as compensation for its service and distribution related activities, not as reimbursement for specific expenses incurred. Therefore, even if the Underwriter's expenses for the Funds exceed the service or distribution fees it receives, the Funds will not be obligated to pay more than those fees. On the other hand, if the Underwriter's expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be the Underwriter's sole responsibility and not that of the Funds. Annually, the Board reviews the Plans and the Underwriter's corresponding expenses for each class of shares of the Funds separately from the Plans and expenses of the other classes of shares.

Among other things, each Plan provides that (1) the Underwriter will submit to the Board at least quarterly, and the Board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Board, including those Board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the approval by a majority of the outstanding voting securities of the relevant class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of Board members who are not "interested persons" of the Trust shall be committed to the discretion of the Board members who are not "interested persons" of the Trust.

In reporting amounts expended under the Plans to the Board members, the Underwriter allocates expenses attributable to the sale of each class of the Funds' shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.


In approving the Class A Plan, the Class B Plan and the Class C Plan, the Board considered all of the features of the distribution system and the anticipated benefits to the Funds and their shareholders. With regard to each Plan, the Board considered (1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, (2) the services provided to the Funds and their shareholders by the Underwriter,
(3) the services provided by dealers pursuant to each dealer agreement with the Underwriter, and (4) the Underwriter shareholder service-related and, where applicable, distribution-related expenses and costs. With respect to the Class B Plan, the Board also recognized that the Underwriters' willingness to compensate dealers without the concomitant receipt by the Underwriter of initial sales charges was conditioned upon its expectation of being compensated under the Class B Plan.

With respect to each Plan, the Board considered all compensation that the Underwriter would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The Board also considered the benefits that would accrue to the Underwriter under each Plan, in that the Underwriter would receive service, distribution, advisory and administrative fees that are calculated based upon a percentage of the average net assets of the Funds, which fees would increase if the Plans were successful and the Funds attained and maintained significant asset levels.

TRANSFER AGENCY SERVICES


PFPC Inc. ("PFPC"), a subsidiary of PNC Bank, N.A., serves as the Trust's transfer and dividend disbursing agent. It is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the independent registered public accounting firm of the Trust.


LEGAL COUNSEL

Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, is legal counsel to the Trust and the Independent Trustees.

PERSONAL TRADING POLICIES

The Trust, the Advisor and the Underwriter have adopted a Code of Ethics. The Code of Ethics establishes standards by which employees of UBS Global Asset Management (including all employees of the Advisor and Underwriter) (together, "Covered Persons") must abide when engaging in personal securities trading conduct.

Under the Code of Ethics, Covered Persons are prohibited from: (i) knowingly buying, selling or transferring any security (subject to narrow exceptions) within five calendar days before or after that same security, or an equivalent security, is purchased or sold by the Funds; (ii) entering into a net short position with respect to any security that is held by the Funds; (iii) purchasing or selling futures (except currency forwards) that are not traded on an exchange, as well as options on any type of futures; (iv) purchasing securities issued by a supplier or vendor about which the Covered Person has information or with whom the Covered Person is directly involved in negotiating a contract; and (v) acquiring securities in an initial public offering (other than a new offering of a registered open-end investment company).

In addition, Covered Persons must obtain prior written approval before purchasing, selling or transferring any security subject to certain exceptions listed in the Code of Ethics. Covered Persons and Trustees are required to file the following reports: (1) an initial holdings report disclosing all securities owned by the Covered Person or Interested Trustee and any securities accounts maintained by the Covered Person or Interested Trustee, which must be filed within ten days of becoming a Covered Person or Interested Trustee (Independent Trustees are not required to file this report); and (2) quarterly reports of security investment transactions and new securities accounts. Independent Trustees need only report a transaction in a security if such Trustee, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his official duties as a Trustee, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Funds, or was being considered for purchase or sale by the Funds.

A copy of the Code of Ethics has been filed with and is available through the SEC.

PROXY VOTING POLICIES

The Board of Trustees believes that the voting of proxies on securities held by each Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to UBS Global AM (Americas). Following is a summary of UBS Global AM (Americas)'s proxy voting policy.

You may obtain information about the Fund's proxy voting decisions, without charge, online on the Trust's Web Site (www.ubs.com/ubsglobalam-proxy) or the EDGAR database on the SEC's Web Site (www.sec.gov).

The proxy voting policy of UBS Global AM (Americas) is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM (Americas) expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM (Americas) may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM (Americas)'s proxy voting policy.


When UBS Global AM (Americas)'s view of a company's management is favorable, UBS Global AM (Americas) generally supports current management initiatives. When UBS Global AM (Americas)'s view is that changes to the management structure would probably increase shareholder value, UBS Global AM (Americas) may not support existing management proposals. In general, UBS Global AM (Americas): (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) believes that any contracts or structures which impose financial constraints on changes in control should require prior shareholder approval; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of the registered public accounting firm.


UBS Global AM (Americas) has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM (Americas) has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM (Americas) is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES


INTRODUCTION. UBS Global AM (Americas) and the Trust's Board of Trustees have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of the Funds (the "Disclosure Policy"). The Trust's policy with respect to the release of portfolio holdings is to only release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Funds' portfolio holdings will not be made available to anyone outside of UBS Global AM (Americas) unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of the Disclosure Policy. A description of the type and frequency of portfolio holdings that are disclosed to the public is contained in the Funds' Prospectus.

The Disclosure Policy requires that the UBS Global AM (Americas) Legal and Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of a Fund's portfolio holdings is for a legitimate business purpose and in the best interest of the Fund's shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments authorizing the disclosure of portfolio holdings. The UBS Global AM (Americas) Legal and Compliance Departments will periodically review how a Fund's portfolio holdings are being disclosed to and used by, if at all, service providers, UBS Global AM (Americas) affiliates, fiduciaries and broker-dealers, to ensure that such use is for legitimate business reasons and in the best interests of the Fund's shareholders.

The Trust's Board of Trustees exercises continuing oversight of the disclosure of Fund portfolio holdings by: (i) overseeing the implementation and enforcement by the Chief Compliance Officer of the Trust of the Disclosure Policy, the Trust's code of ethics and policies and procedures regarding the misuse of inside information; (ii) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the Act and Rule 206(4)-7 under the Investment Advisers Act of
1940) that may arise in connection with any policies governing portfolio holdings; and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. The Disclosure Policy may be amended from time to time, subject to approval by the Board of Trustees.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS. UBS Global AM (Americas), for legitimate fund business purposes, may disclose the Funds' complete portfolio holdings if it deems such disclosure necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party's custodian or transfer agent, as necessary in connection with redemptions in-kind, and other third parties that provide services (collectively, "Service Providers") to UBS Global AM (Americas) and/or the Funds.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written duty of confidentiality, including a duty not to trade on the basis of any material non-public information, pursuant to the terms of the service agreement between the Service Provider and the Trust or UBS Global AM (Americas), or the terms of a separate confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds' shareholders, and the legitimate fund business purposes served by such disclosure. Disclosure of Fund complete portfolio holdings to a Service Provider must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or by an attorney in the UBS Global AM (Americas) Legal Department.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO UBS GLOBAL ASSET MANAGEMENT AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS. The Funds' complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries") subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust, or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments, for legitimate fund business purposes within the scope of their official duties and responsibilities, and subject to such Affiliate/Fiduciary's continuing duty of confidentiality and duty not to trade on the basis of any material, non-public information, as such duties are imposed under the Trust's and/or UBS Global AM (Americas)'s Code of Ethics, the Funds' policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to UBS Global AM (Americas)'s Codes of Ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment adviser, distributor, administrator, sub-administrator, transfer agent, custodian or securities lending agent to the Funds; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS Global AM (Americas) or the Funds; (iv) an investment adviser to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with the Funds' current adviser; and (v) a newly hired investment adviser or sub-adviser to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is to be determined by the UBS Global AM (Americas) Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.


ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS AND FIDUCIARIES. As of the date of this SAI, the specific Service Providers and Fiduciaries with whom the Trust has arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the Funds are:

- JP Morgan Chase Bank, the Funds' Custodian, receives portfolio holdings information daily on a real-time basis.


- Thomson Corporation Vestek receives portfolio holdings information so that it may assist the Funds in production of their quarterly fact sheets on a quarterly basis. The portfolio holdings information is provided with a one-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to Thomson Corporation.


- Ernst & Young LLP, each Fund's independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for reporting purposes. There is a 30-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young. Ernst & Young also receives portfolio holdings information annually at year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young.


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-    The rating agencies of Morningstar, Standard & Poor's and Lipper receive portfolio holdings information on a monthly basis so that the Funds may be included in each rating agency's industry reports and other materials. There is a 30-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agencies.


DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING FUND ASSETS. An investment adviser, administrator or custodian for the Funds may, for legitimate fund business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a Fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material non-public information concerning the Fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the Trust or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments. The Trust has not given its consent to any such use or disclosure and no person or Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments of UBS Global AM (Americas) is authorized to give such consent except as approved by the Trust's Board of Trustees. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

DISCLOSURE OF NON-MATERIAL INFORMATION. Policies and procedures regarding disclosure of non-material information permit the officers of the Trust, UBS Global Asset Management Funds portfolio managers and senior officers of UBS Global AM (Americas) Finance, UBS Global AM (Americas) Legal and Compliance Departments, and anyone employed by or associated with UBS Global AM (Americas) who has been authorized by the UBS Global AM (Americas) Legal Department (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Funds or their portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of the Funds that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if such information does not constitute material non-public information.

An Approved Representative must make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. UBS Global AM (Americas) believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Fund. Nonexclusive examples of commentary and analysis include: (i) the allocation of the Fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the stock and bond components of the Fund's portfolio holdings and other investment positions; (iii) the attribution of Fund returns by asset class, sector, industry and country; and (iv) the volatility characteristics of the Fund. An Approved Representative may in his or her sole


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discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW. Fund portfolio holdings and other investment positions comprising a Fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings: (i) in a filing or submission with the SEC or another regulatory body; (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case; (iii) in connection with a lawsuit; or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings).

PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS. No person is authorized to disclose Fund portfolio holdings or other investment positions (whether online at www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Disclosure Policy. In addition, no person is authorized to make disclosure pursuant to the Disclosure Policy if such disclosure would be unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Act). Furthermore, UBS Global AM (Americas), in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a Fund to any person who might otherwise be eligible to receive such information under the Disclosure Policy, or may determine to make such disclosures publicly as described above.

PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION. Neither UBS Global AM (Americas), the Funds nor any other person may pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the investment adviser or by any affiliated person of the investment adviser.

Portfolio transactions and brokerage commissions


The Advisor is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Funds invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options thereon. The Advisor is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds. Under its advisory agreements with the Funds, the Advisor is authorized to utilize the trading desk of its foreign affiliates to execute foreign securities transactions, but monitors the selection by such affiliates of brokers and dealers used to execute transactions for the Funds.


The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. However, subject to policies established by the Board of the Trust, a Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if the Advisor determines in


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good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Funds, as to which the Advisor exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, the Advisor considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Funds or to the Advisor. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Advisor to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. The Advisor is of the opinion that, because this material must be analyzed and reviewed by its staff, the receipt and use of such material does not tend to reduce expenses but may benefit the Funds by supplementing the Advisor's research.


The Advisor effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Funds effect their securities transactions may be used by the Advisor, or its affiliated investment advisors, in servicing all of their accounts; not all such services may be used in connection with the Funds. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds). The Advisor will attempt to equitably allocate portfolio transactions among the Funds and others whenever concurrent decisions are made to purchase or sell securities by the Funds and another. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Funds and the others. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of the Advisor, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the Advisor or the Funds. The Funds may purchase securities in certain underwritten offerings for which an affiliate of the Funds or the Advisor may act as an underwriter. The Funds may effect futures transactions through, and pay commissions to, FCMs who are affiliated with the Advisor or the Funds in accordance with procedures adopted by the Board.


Certain Funds maintain a commission recapture program with certain brokers for the Funds. Under the program, a percentage of commissions generated by portfolio transactions for a Fund is rebated to the Fund by the brokers.


PORTFOLIO TURNOVER

The Funds are free to dispose of their portfolio securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of each Fund's respective investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving that Fund's investment objective.

The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. The rate of portfolio turnover shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by that Fund during the particular fiscal year. Such monthly average shall be


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calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.


The portfolio turnover rates for the Funds may exceed 100%, and in some years, 200%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds and ultimately by the Funds' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

Shares of beneficial interest

The Trust currently offers four classes of shares for each Fund included in this
SAI: the UBS Fund--Class A (the Class A shares), UBS Fund--Class B (the Class B shares), UBS Fund--Class C (the Class C shares) and UBS Fund--Class Y (the Class Y shares). Class B shares include Sub-Class B-1 shares, Sub-Class B-2 shares, Sub-Class B-3 shares and Sub-Class B-4 shares. Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. Each share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the applicable Fund and has identical voting, dividend, redemption, liquidation and other rights and preferences as the other classes of that Fund, except that only the Class A shares may vote on any matter affecting the Class A Plan. Similarly, only Class B shares and Class C shares may vote on matters that affect only the Class B Plan and Class C Plan. No class may vote on matters that affect only another class. Under Delaware law, the Trust does not normally hold annual meetings of shareholders. Shareholders' meetings may be held from time to time to consider certain matters, including changes to a Fund's fundamental investment objective and fundamental investment policies, changes to the Trust's investment advisory agreements and the election of Trustees when required by the Act. When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of the Funds do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the shares of the Funds into a greater or lesser number of shares so affected. In the case of a liquidation of a Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder's percentage share ownership, in the distribution of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by a Fund.


On any matters affecting only one Fund or class, only the shareholders of that Fund or class are entitled to vote. On matters relating to the Trust but affecting the Funds differently, separate votes by the affected Funds or classes are required. With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund or class, the matter shall have been effectively acted upon with respect to any Fund or class if a majority of the outstanding voting securities of that Fund or class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Fund or class; and
(2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Funds. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective Funds. In addition, subject to certain conditions, shareholders of each Fund may apply to the Fund to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.


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Reduced sales charges, additional purchase, exchange and redemption information and other services

SALES CHARGE REDUCTIONS AND WAIVERS

WAIVERS OF SALES CHARGES--CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:

- Acquire shares in connection with a reorganization pursuant to which the Fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund;

- Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus; or

- Acquire shares in connection with shares purchased by UBS Global AM (US) or any affiliate on behalf of a discretionary advisory client.

REINSTATEMENT PRIVILEGE--CLASS A SHARES. Shareholders who have redeemed Class A shares may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption will be taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes--Special Rule for Class A, B and C Shareholders," below.

PURCHASES OF CLASS A SHARES THROUGH THE UBS FINANCIAL SERVICES INC. INSIGHTONE(SM) PROGRAM. Investors who purchase shares through the UBS Financial Services Inc. InsightOne(SM) Program are eligible to purchase Class A shares of the funds for which the Underwriter or its affiliate serves as investment advisor or investment manager without a sales load, and may exchange those shares for Class A shares of the Funds. The UBS Financial Services Inc. InsightOne(SM) Program offers a nondiscretionary brokerage account to UBS Financial Services Inc. clients for an asset-based fee at an annual rate of up to 1.50% of the assets in the account. Account holders may purchase or sell certain investment products without paying commissions or other markups/markdowns.


PURCHASES OF SHARES THROUGH THE PACE(SM) MULTI ADVISOR PROGRAM. An investor who participates in the PACE(SM) Multi Advisor Program is eligible to purchase Class A shares. The PACE(SM) Multi Advisor Program is an advisory program sponsored by UBS Financial Services Inc. that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds and a quarterly investment performance review. Participation in the PACE(SM) Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of UBS Financial Services Inc. and its affiliates are entitled to a waiver of this fee. Please contact your UBS Financial Services Inc. Financial Advisor or UBS Financial Services Inc. correspondent firms for more information concerning mutual funds that are available through the PACE(SM) Multi Advisor Program.



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PAYMENTS BY UBS GLOBAL AM (US)--CLASS B SHARES. For purchases of Class B shares in amounts of less than $100,000, your broker is paid an up-front commission equal to 4% of the amount sold. For purchases of Class B shares in amounts of $100,000 up to $249,999, your broker is paid an up-front commission of 3.25%, and in amounts of $250,000 to $499,999, your broker is paid an up-front commission equal to 2.5% of the amount sold. For purchases of Class B shares in amounts of $500,000 to $999,999, your broker is paid an up-front commission equal to 1.75% of the amount sold.


PAYMENTS BY UBS GLOBAL AM (US)--CLASS Y SHARES. Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. However, UBS Global AM (US), as principal underwriter of the Funds, may make payments out of its own resources, to affiliated (UBS Financial Services Inc.) and unaffiliated dealers, pursuant to written dealer agreements as follows: a one time finder's fee consistent with the Funds' Class A share Reallowance to Selected Dealers' schedule, as provided in the prospectus, and, beginning in month 13, an ongoing fee in an amount up to 20 basis points for an equity, asset allocation or a balanced Fund and 15 basis points for a fixed income Fund. UBS Global AM (US) does not make these payments on employee-related Class Y share accounts and reserves the right not to make these payments if it determines, in its sole discretion, that a dealer has been acting to the detriment of the Funds.


ADDITIONAL COMPENSATION TO AFFILIATED DEALER. UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

- 0.05% of the value (at the time of sale) of all shares of a Fund sold through UBS Financial Services Inc.

- a monthly retention fee at the annual rate of 0.10% of the value of shares of an equity Fund and 0.075% of the value of shares of a fixed income Fund that are held in a UBS Financial Services Inc. account at month-end. A blended rate is applied for allocation or balanced Funds.


The foregoing payments are made by UBS Global AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."


ADDITIONAL INFORMATION REGARDING PURCHASES THROUGH LETTER OF INTENT

To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow, and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's investment professional and UBS Global Asset Management, as applicable, in accordance with the prospectus.

Letters of Intent are not available for certain employee benefit plans.

ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of a Fund may be exchanged for shares of the corresponding class of other Funds and most other Family Funds. Class Y shares are not eligible for exchange.

Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.


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The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Advisor or the Board, result in the necessity of a Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000), during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. In-kind payments to non-affiliated shareholders need not constitute a cross-section of a Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Fund computes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed. Pursuant to redemption in-kind procedures adopted by the Board on behalf of the Funds, the Trust is permitted to pay redemptions in-kind to shareholders that are affiliated persons of the Funds by nature of a greater than 5% ownership interest in the Funds.


A Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.

FINANCIAL INSTITUTIONS. The Funds may authorize financial institutions, or their agents, to accept on the Funds' behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The Funds will be deemed to have received these purchase and redemption orders when such financial institution or its agent accepts them. Like all customer orders, these orders will be priced based on a Fund's net asset value next computed after receipt of the order by the financial institutions or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.


AUTOMATIC INVESTMENT PLAN--CLASS A, CLASS B AND CLASS C SHARES. The Underwriter or your investment professional offers an automatic investment plan with a minimum initial investment of $1,000 through which a Fund will deduct $50 or more on a monthly, quarterly, semiannual or annual basis from the investor's bank account to invest directly in the Fund's Class A, Class B or Class C shares. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same dollar amount each month under the plan, the shareholder will purchase more shares when the Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan


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involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. An investor should also consider whether a large, single investment would qualify for sales load reductions.

AUTOMATIC CASH WITHDRAWAL PLAN--CLASS A, CLASS B, AND CLASS C

The Automatic Cash Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December) or annual (December) withdrawals from their Family Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

- Class A and Class C shares. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.


- Class B shares. Minimum value of Fund shares is $10,000; minimum monthly, quarterly, semiannual and annual withdrawals of $100, $200, $300 and $400, respectively.


Withdrawals under the Automatic Cash Withdrawal Plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the Fund account when the shareholder signed up for the plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in the plan.

An investor's participation in the Automatic Cash Withdrawal Plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Fund account at the time the shareholder elects to participate in the Automatic Cash Withdrawal Plan), less aggregate redemptions made other than pursuant to the Automatic Cash Withdrawal Plan, is less than the minimum values specified above. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly and semiannual plans, your investment professional will arrange for redemption by a Fund of sufficient Fund shares to provide the withdrawal payments specified by participants in the Automatic Cash Withdrawal Plan. The payments generally are mailed approximately five Business Days (defined under "Net Asset Value") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the Automatic Cash Withdrawal Plan at any time without charge or penalty by written instructions with signatures guaranteed to your investment professional or PFPC. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish an Automatic Cash Withdrawal Plan from their investment professionals or PFPC at 1-800-647 1568.

INDIVIDUAL RETIREMENT ACCOUNTS

Self-directed IRAs are available in which purchases of shares of Family Funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

TRANSFER OF ACCOUNTS

If investors holding Class A, Class B, Class C or Class Y shares of a Fund in a brokerage account transfer their brokerage accounts to another firm, the Fund shares will be moved to an account with


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PFPC. However, if the other firm has entered into a dealer agreement with the
Underwriter relating to the Fund, the shareholder may be able to hold Fund shares in an account with the other firm.

TRANSFER OF SECURITIES


At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Fund that meet the Fund's investment objective and policies. Securities transferred to a Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Fund in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except US government securities) being exchanged, together with other securities of the same issuer owned by the Fund, will not exceed 5% of the Fund's net assets immediately after the transaction.


Conversion of Class B shares


Class B shares of a Fund will automatically convert to Class A shares of that Fund, based on the relative net asset values per share of the two classes, as of the close of business on the first Business Day (as defined under "Net Asset Value") of the month in which the sixth, fourth, third or second anniversary (depending on the amount of shares purchased) of the initial issuance of those Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which the Class B shares were issued or (2) for Class B shares obtained through the exchange or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.


Net asset value


Each Fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is open for trading every day (each such day a "Business Day") except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day,


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Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day.

Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Advisor as the primary market. Securities traded in the over-the-counter market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price ("NOCP"); other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term obligations that mature in 60 days or less, which are valued as described further below). All investments quoted in foreign currency will be valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by a Fund's custodian. The foreign currency exchange transactions of the Funds conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the NYSE. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Where market quotations are readily available, portfolio securities are valued based upon market quotations, provided those quotations adequately reflect, in the judgment of the Advisor, the fair value of the security. Where those market quotations are not readily available, securities are valued based upon appraisals received from an independent pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the Board. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, including many lower rated bonds, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. The amortized cost method of valuation generally is used to value short-term obligations with 60 days or less remaining until maturity, unless the Board determines that this does not represent fair value.


Taxation


ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES


DISTRIBUTIONS


DISTRIBUTIONS OF NET INVESTMENT INCOME. Each Fund receives income generally in the form of dividends and/or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which income dividends may be paid to you. The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes. If you are a taxable investor, any income dividends a Fund pays are taxable to you as ordinary income, except that, a portion of the income dividends designated by certain Funds will be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates.



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CAPITAL GAIN DISTRIBUTIONS. A Fund may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on a Fund.


RETURNS OF CAPITAL. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.


INVESTMENTS IN FOREIGN SECURITIES. The next four paragraphs describe tax considerations that are applicable to a Fund's investments in foreign securities.

EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

PASS-THROUGH OF FOREIGN TAX CREDITS. If more than 50% of a Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your US federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

You should also be aware that use of foreign dividends, designated by a Fund as dividends from qualifying foreign corporations and subject to reduced rates of taxation on qualified dividend income, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE A FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF A FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in a Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, a Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be


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aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.


INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS. Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-US shareholders, the Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each Fund has elected and qualified, or intends to elect and qualify, to be treated as a regulated investment company under Subchapter M of the Code. Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally (but not its shareholders) will pay no federal income tax on the income and gains it distributes to you. The Board reserves the right not to elect or maintain regulated investment company status for a Fund if the Board determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.


EXCISE TAX DISTRIBUTION REQUIREMENTS. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

-    98% of its taxable ordinary income earned during the calendar year;

- 98% of its capital gain net income earned during the twelve month period ending October 31; and

- 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.


Because the periods for measuring a regulated investment company's income are different for excise and income tax purposes special rules are required to protect the amount of earnings and profits needed to support excise tax distributions. For instance, if a regulated investment company that uses October 31st as the measurement period for paying out capital gain net income realizes a net capital loss after October 31 and before the close of its taxable year, the fund likely would have insufficient earnings and profits for that taxable year to support the dividend treatment of its required distributions for that calendar year. Accordingly, a Fund is permitted to elect to treat net capital losses realized between November 1 and its fiscal year end of June 30 ("post-October loss") as occurring on the first day of the following tax year ( (i.e., July 1).



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REDEMPTION OF SHARES

REDEMPTIONS. Redemptions (including redemptions in-kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Family Fund, the Internal Revenue Service requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.


SPECIAL RULE FOR CLASS A SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges shares of a Fund within 90 days of purchase and subsequently acquires shares of the Fund or another Family Fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis in the Fund or Family Fund shares subsequently acquired.

CONVERSION OF CLASS B SHARES. A shareholder will recognize no gain or loss as a result of a conversion from Class B to Class A shares.


WASH SALES. All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.


US GOVERNMENT SECURITIES. The income earned on certain US government securities is exempt from state and local personal income taxes if earned directly by you. Certain states also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.


QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS. For individual shareholders, it is anticipated that a portion of the income dividends paid by certain Funds will be qualified dividend income eligible for taxation at long-term capital gain rates. This reduced rate of taxation generally is available for dividends paid by a Fund out of income earned on its investment in:

-    domestic corporations, and

-    qualified foreign corporations, including:

--   corporations incorporated in a possession of the United States,

-- corporations eligible for income tax treaty benefits with the United States under treaties determined by the Treasury Department to be qualified, and


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--   corporations whose stock is traded on a domestic securities exchange.

Dividends from corporations exempt from tax, dividends from passive foreign investment companies (PFICs) and dividends paid from interest earned by the Fund on debt securities generally will not qualify for this favorable tax treatment.


Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. For corporate shareholders, it is anticipated that a portion of the dividends paid by certain Funds will qualify for the dividends-received deduction, provided certain holding period requirements are met. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. The dividends-received deduction is available only with respect to dividends designated by a Fund as qualifying for this treatment. Qualifying dividends generally are limited to dividends of domestic corporations. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.


The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by a Fund were debt-financed or held by a Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. In the case of certain dividends on preferred stock, the minimum holding period is generally increased to 91 days during a 181-day period. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.


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INVESTMENT IN COMPLEX SECURITIES. A Fund may invest in complex securities (e.g., futures, options, short-sales, swaps, etc.) that could be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing a Fund to sell securities to raise the cash for necessary distributions). These rules could defer a Fund's ability to recognize a loss, and, in limited cases, subject a Fund to US federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund. For example:


DERIVATIVES. If a Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

CONSTRUCTIVE SALES. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

TAX STRADDLES. A Fund's investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

SECURITIES PURCHASED AT DISCOUNT. A Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

SHORT SALES AND SECURITIES LENDING TRANSACTIONS. The Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, the Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.


CONVERTIBLE DEBT. Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.



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NON-US SHAREHOLDERS. Non-US investors may be subject to US withholding or estate tax, and are subject to special US tax certification requirements.


The United Sates imposes a flat 30% withholding tax (or lower treaty rate) on US source dividends. Capital gain dividends designated by a Fund from long-term capital gains or short-term capital gains (other than gain realized on disposition of US real property interests) are not subject to US withholding tax unless the gain is effectively connected with the conduct of a trade or business in the United States or you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

Similarly, interest-related dividends paid by a Fund from qualified interest income are not subject to US withholding tax. "Qualified interest income" includes, in general, (1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another RIC.

However, the Funds do not intend to account for or designate interest-related dividends or short-term capital gains dividends for the benefit of non-US investors. As a result, non-US investors may be subject to more US withholding tax than would otherwise be the case. In addition the exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, unless such exemption is extended or made permanent.

A partial exemption from U.S estate tax may apply to stock in a Fund held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008, unless such exemption is extended or made permanent.


Special US tax certification requirements apply to non-US shareholders both to avoid US back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-US shareholder must provide a Form W-8 BEN (or other Form W-8 if applicable) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.


This discussion of "Taxation" is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your tax advisor about the federal, state, local or foreign tax consequences of an investment in a Fund.



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Performance calculations

From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semiannual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.


To help investors better evaluate how an investment in the Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Capital International Indices; Lehman Brothers Indices; Salomon Smith Barney Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Russell Indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's et al., which rate fund performance over various time periods.


The principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Funds' calculations of yield or total return.

Performance information for the various classes of shares of each Fund will vary due to the effect of expense ratios on the performance calculations.


Financial statements and report of independent registered public accounting firm

Because the Funds have not yet commenced operation, financial statements are not yet available for the Funds.



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74
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Appendix A--Corporate debt ratings

MOODY'S INVESTORS SERVICE, INC. DESCRIBES CLASSIFICATIONS OF CORPORATE BONDS AS
FOLLOWS:

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


NOTE: Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

STANDARD & POOR'S RATINGS GROUP DESCRIBES CLASSIFICATIONS OF CORPORATE BONDS AS
FOLLOWS:

AAA. This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances, they differ from the AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

B. Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC. Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

CC. The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

D. Debt rated D is in default, or is expected to default upon maturity or payment date.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


FITCH RATINGS SERVICE DESCRIBES INTERNATIONAL LONG-TERM CREDIT RATINGS AS
FOLLOWS:

INVESTMENT GRADE

AAA. Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

SPECULATIVE GRADE

BB. Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative.

     - For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     - For individual obligations, 'B' ratings may indicate that distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC

     - For issuers and performing obligations, 'CCC' ratings indicate default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

     - For individual obligations, 'CCC' ratings may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), 'R3' (good) or 'R4' (average).

CC

     - For issuers and performing obligations, 'CC' ratings indicate that default of some kind appears probable.

     - For individual obligations, 'CC' ratings may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

C

     - For issuers and performing obligations, 'C' ratings indicate that default is imminent.

     - For individual obligations, 'C' ratings may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6'
          (poor).

RD. Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D. Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

     - failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

     - the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

     - the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

NOTE: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Appendix B--Secondary risks

The chart below illustrates secondary risks of investing in the Funds.


                                                                      FOREIGN
                                    COUNTER-                         COUNTRY &     GEOGRAPHIC     HIGH   NON-PUBLIC     PRE-
                                      PARTY    CREDIT   DERIVATIVE    CURRENCY   CONCENTRATION   YIELD   SECURITIES   PAYMENT
                                    -------    ------   ----------   ---------   -------------   -----   ----------   -------
UBS Emerging Markets  Equity Fund       *         *                                                *          *
UBS U.S. Real Estate Equity Fund        *                    *                          *                     *
UBS U.S. Small Cap Equity Fund          *                    *           *              *
UBS Emerging Markets Debt Fund          *         *                                                *          *          *


DEFINITIONS OF RISKS


COUNTERPARTY RISK. The risk that when a Fund engages in repurchase, reverse repurchase, derivative, when-issued, forward commitment, delayed settlement, securities lending and swap transactions with another party, it relies on the other party to consummate the transaction and is subject to the risk of default by the other party. Failure of the other party to complete the transaction may cause the Fund to incur a loss or to miss an opportunity to obtain a price believed to be advantageous.


CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation. Debt securities rated below investment grade are especially susceptible to this risk.

DERIVATIVE RISK. The risk that downward price changes in a security may result in a loss greater than a Fund's investment in the security. This risk exists through the use of certain securities or techniques that tend to magnify changes in an index or market.

FOREIGN COUNTRY AND CURRENCY RISKS. The risk that prices of a Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of US issuers. These risks are more severe for securities of issuers in emerging market countries.

The World Bank and other international agencies consider a country to be an "emerging market" country on the basis of such factors as trade initiatives, per capita income and level of industrialization. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

GEOGRAPHIC CONCENTRATION RISK. The risk that if a Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

HIGH YIELD RISK. The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be of poor standing and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure. Bonds in this category may also be called "high yield bonds" or "junk bonds."

NON-PUBLIC SECURITIES RISK. The risk that there may be a less liquid market for unlisted securities than for publicly traded securities. A Fund, therefore, may not be able to resell its investments. In addition, less disclosure is required from non-public companies. Although unlisted securities may be resold in private transactions, the prices realized from the sale may be less than what the investing Fund considers the fair value of the securities.

PREPAYMENT RISK. The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

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                                       B-3

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                                       B-4

The UBS Funds
Statement of Additional Information

October 28, 2006


YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUNDS AND THEIR PRINCIPAL UNDERWRITER HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUNDS IN ANY JURISDICTION WHERE THE FUNDS OR THEIR PRINCIPAL UNDERWRITER MAY NOT LAWFULLY SELL THOSE SHARES.


[UBS LOGO]
Global Asset Management

(C) 2006 UBS Financial Services Inc.
All rights reserved.

                                  THE UBS FUNDS

                                     PART C

                                OTHER INFORMATION

ITEM 23.  EXHIBITS

     (a)  Articles of Incorporation.

          (1) Certificate of Trust of the Registrant dated August 9, 1993, as filed with the Office of the Secretary of State of the State of Delaware on August 13, 1993, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the U.S. Securities and Exchange Commission (the "SEC") on September 15, 1998.

               (i) Amendment to Certificate of Trust dated February 15, 2002 changing the Trust's name to The UBS Funds, is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on September 30, 2002.

          (2) Amended and Restated Agreement and Declaration of Trust (the "Declaration") effective as of September 28, 2004, as amended March 8, 2006, is incorporated herein by reference to Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on March 27, 2006.

     (b)  By-Laws.

          (1) By-Laws of The UBS Funds (f/k/a The Brinson Funds) dated August 9, 1993, are incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on August 29, 1996.

               (i) Amendment to the By-Laws dated July 1, 2002 is incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on July 19, 2002.

     (c)  Instruments Defining Rights of Security Holders.

          (1) Form of Specimen Share Certificate of The UBS Funds is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on September 15, 1998.

          (2) The rights of security holders of the Registrant are further defined in the following sections of the Registrant's By-Laws and Declaration and are herein incorporated by reference to such documents as applicable:

               (i)  By-Laws.

                    Article II - "Meeting of Shareholders."

               (ii) Declaration.

                    Article III - "Shares" and Article IV - "Shareholders' Voting Powers and Meetings."

     (d)  Investment Advisory Contracts.

          (1) Investment Advisory Agreement dated July 1, 2002 between UBS Global Asset Management (Americas) Inc. (the "Advisor") and the Registrant on behalf of the UBS Global Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on September 30, 2002.

               (i) Amendment dated July 1, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS Global Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

          (2) Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS Global Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on September 30, 2002.

               (i) Amendment dated July 1, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS Global Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

          (3) Investment Advisory Agreement dated April 25, 1995 between the Advisor and the Registrant on behalf of the UBS International Equity Fund (f/k/a Global (Ex-U.S.) Equity Fund and Brinson Non-U.S. Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on September 15, 1998.

               (i) Certificate of the Secretary and resolutions redesignating the Global (Ex-U.S.) Equity Fund as the International Equity Fund are incorporated herein by reference to Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on December 7, 2000.

               (ii) Amendment dated July 1, 2004 to Investment Advisory
                    Agreement dated April 25, 1995 between the Advisor and the Registrant on behalf of the UBS International Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

          (4) Amended Investment Advisory Agreement dated July 1, 2002, as amended July 1, 2003 and January 1, 2004, between the Advisor and the Registrant on behalf of the UBS Global Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

          (5) Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Large Cap Equity Fund (f/k/a UBS U.S. Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on September 30, 2002.

               (i) Amendment dated February 17, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Large Cap Equity Fund (f/k/a UBS U.S. Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

               (ii) Amendment dated July 1, 2004 to Investment Advisory
                    Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Large Cap Equity Fund (f/k/a UBS U.S.

                    Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

          (6) Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on September 30, 2002.

               (i) Amendment dated July 1, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

          (7) Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Large Cap Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on September 30, 2002.

               (i) Amendment dated July 1, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Large Cap Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

          (8) Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Small Cap Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on September 30, 2002.

               (i) Amendment dated July 1, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Small Cap Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

          (9) Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS High Yield Fund is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on September 30, 2002.

               (i) Amendment dated July 1, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS High Yield Fund is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

          (10) Investment Advisory Agreement dated December 10, 1998 between the Advisor and the Registrant on behalf of the UBS Emerging Markets Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on March 1, 1999.

               (i) Form of Certificate of the Secretary and resolutions restating the Investment Advisory Agreement of the UBS Emerging Markets Equity Fund are incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on July 31, 2001.

          (11) Investment Advisory Agreement dated December 10, 1998 between the Advisor and the Registrant on behalf of the UBS Emerging Markets Debt Fund is incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on March l, 1999.

               (i) Form of Certificate of the Secretary and resolutions restating the Investment Advisory Agreement of the UBS Emerging Markets Debt Fund is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on July 31, 2001.

          (12) Investment Advisory Agreement dated May 23, 2000 between the Advisor and the Registrant on behalf of the UBS U.S. Small Cap Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on August 29, 2000.

               (i) Form of Certificate of the Secretary and resolutions restating the Investment Advisory Agreement of the UBS U.S. Small Cap Equity Fund are incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on July 31, 2001.

          (13) Investment Advisory Agreement dated July l, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Large Cap Value Equity Fund (f/k/a UBS U.S. Value Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC September 30, 2002.

               (i) Amendment dated February 17, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Large Cap Value Equity Fund (f/k/a UBS U.S. Value Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

               (ii) Amendment dated July 1, 2004 to Investment Advisory
                    Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Large Cap Value Equity Fund (f/k/a UBS U.S. Value Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

          (14) Investment Advisory Agreement dated December 7, 2000 between the Advisor and the Registrant on behalf of the UBS U.S. Real Estate Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on July 31, 2001.

               (i) Form of Certificate of the Secretary and resolutions restating the Investment Advisory Agreement of the UBS U.S. Real Estate Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on July 31, 2001.

          (15) Form of Investment Advisory Agreement between the Advisor and the Registrant on behalf of the UBS Dynamic Alpha Fund is incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant's

               Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 13, 2004.

          (16) Form of Investment Advisory Agreement between the Advisor and the Registrant on behalf of the UBS Absolute Return Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on December 21, 2004.

          (17) Investment Advisory Agreement between the Advisor and the Registrant on behalf of the UBS U.S. Mid Cap Growth Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on March 27, 2006.

          (18) Form of Investment Advisory Agreement between the Advisor and the Registrant on behalf of the UBS U.S. Equity Alpha Fund is incorporated herein by reference to Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on August 14, 2006.

     (e)  Underwriting Contracts.

          (1) Principal Underwriting Contract, dated November 5, 2001, between UBS Global Asset Management (US) Inc. (f/k/a Brinson Advisors, Inc.) and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on July 19, 2002.

     (f)  Bonus or Profit Sharing Contracts.

          Not Applicable.

     (g)  Custodian Agreements.

          (1) Custodial arrangements are provided under the Multiple Services Agreement dated May 9, 1997, as amended, between Morgan Stanley Trust Company and succeeded by JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), and the Registrant on behalf of each series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on March 1, 1999.

               (i) Amendment dated May 9, 2000 relating to Fee Obligation and Continuation of the Registrant's Multiple Services Agreement is incorporated herein by reference to Post-Effective Amendment No.

                     31 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on August 29, 2000.

               (ii) Amendment dated May 21, 2001 relating to the Appointment of Brinson Advisors, Inc. to serve as administrator to the Trust is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on September 30, 2002.

               (iii) Amended Attachment A (approved borrowers) to the
                     Registrant's Multiple Services Agreement is filed herewith as Exhibit No. EX-99.g.1.iii.

               (iv) Revised Schedule B3 (authorized signatories) to the Registrant's Multiple Services Agreement is filed herewith as Exhibit No. EX-99.g.1.iv.

               (v) Amended Schedule B1 and Schedule F to the Registrant's Multiple Services Agreement is filed herewith as Exhibit No. EX-99.g.1.v.

               (vi) Revised Schedule A to the Registrant's Multiple Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on August 14, 2006.

     (h)  Other Material Contracts.

          (1) Form of Administration Contract, dated April 1, 2006, between UBS Global Asset Management (Americas) Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on March 27, 2006.

          (2) Transfer Agency and Related Services Agreement, dated August 20, 2001, between PFPC Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on July 19, 2002.

               (i) Amendment to Exhibit B to the Transfer Agency and Related Services Agreement, approved August 19, 2003, between PFPC Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2003.

               (ii) Amendment to Exhibit A, dated as of August 14, 2006 of the
                    Transfer Agency and Related Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on August 14, 2006.

     (i)  Legal Opinion.

          (1) Legal Opinion of Stradley, Ronon, Stevens & Young, LLP is incorporated herein by reference to Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on August 14, 2006.

     (j)  Other Opinions.

          (1) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm is filed herewith as Exhibit No. EX-99.j.1.

          (2) (a) Powers of Attorney appointing Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Stephen Fleischer, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell attorneys-in-fact and agents to Frank K. Reilly, Walter E. Auch, Edward M. Roob, Adela Cepeda and J. Mikesell Thomas are incorporated herein by reference to Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on December 20, 2005.

               (b) Powers of Attorney appointing Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Stephen Fleischer, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell attorneys-in-fact and agents to Thomas Disbrow and Kai Sotorp are filed herewith as Exhibit No. EX-99.j.2.b.

     (k)  Omitted Financial Statements.

          Not Applicable.

     (l)  Initial Capital Agreements.

          (1) Letter of Understanding Relating to Initial Capital, dated July 1, 1992, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on September 15, 1998.

     (m)  Rule 12b-1 Plan.

          (1) Form of Shareholder Services Plan dated October 29, 2001, as revised August 14, 2006, relating to Class A shares of each series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on August 14, 2006.

          (2) Form of Rule 12b-1 Plan relating to the Class B shares of each series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

          (3) Form of Rule 12b-1 Plan dated October 29, 2001, as revised August 14, 2006, relating to the Class C shares of each series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on August 14, 2006.

               (i) Form of Addendum to Rule 12b-1 Plan relating to the Class C shares of each series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on December 21, 2004.

          (4) Form of Shareholder Services Plan relating to Class A shares on behalf of the UBS Absolute Return Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on December 21, 2004.

     (n)  Rule 18f-3 Plan.

          (1) Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, effective as of December 14, 2004, on behalf of each series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on December 21, 2004.

     (p)  Codes of Ethics.

          (1) Joint Code of Ethics of Registrant, the investment adviser, the sub-adviser and the principal underwriter of the Registrant are filed herewith as Exhibit No. EX-99.p.1.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

None.

ITEM 25. INDEMNIFICATION

Under the terms of the Delaware Statutory Trust Act ("DSTA") and the Registrant's Amended and Restated Agreement and Declaration of Trust, as amended, ("Declaration of Trust"), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

Indemnification of the Trustees and officers of the Registrant is provided for in Article VII, Sections 2 through 4 of the Registrant's Declaration of Trust effective as of September 28, 2004, as amended, as follows:

     Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the Bylaws, the Trust out of its assets may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

     Section 3. Trustee's Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers hereunder shall be binding upon everyone interested in or dealing with the Trust. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

     Section 4. Insurance. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses, reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify him or her against such liability under the provisions of this Article.

Indemnification of Registrant's advisors, custodian, transfer agent, accounting services provider, administrator and distributor against certain stated liabilities is provided for in the following documents:

     (a) Each Series' investment advisory agreement between the Registrant, on behalf of the series, and UBS Global Asset Management (Americas) Inc., all of which are incorporated herein by reference, as follows:

          (1) Section 6 of the Investment Advisory Agreement on behalf of the UBS International Equity Fund, dated April 25, 1995, as amended;

          (2) Section 7 of the Investment Advisory Agreement on behalf of the UBS U.S. Bond Fund, dated July 1, 2002;

          (3) Section 7 of the Investment Advisory Agreement on behalf of the UBS High Yield Fund, dated July 1, 2002;

          (4) Section 7 of the Investment Advisory Agreement on behalf of the UBS U.S. Equity Fund, dated July 1, 2002;

          (5) Section 7 of the Investment Advisory Agreement on behalf of the UBS U.S. Value Equity Fund, dated July 1, 2002;

          (6) Section 7 of the Investment Advisory Agreement on behalf of the UBS U.S. Large Cap Growth Fund, dated July 1, 2002;

          (7) Section 7 of the Investment Advisory Agreement on behalf of the UBS U.S. Small Cap Equity Fund, dated May 23, 2000, as amended;

          (8) Section 7 of the Investment Advisory Agreement on behalf of the UBS U.S. Small Cap Growth Fund, dated July 1, 2002;

          (9) Section 7 of the Investment Advisory Agreement on behalf of the UBS U.S. Real Estate Equity Fund, dated December 7, 2000, as amended;

          (10) Section 7 of the Investment Advisory Agreement on behalf of the UBS Global Allocation Fund, dated July 1, 2002;

          (11) Section 7 of the Investment Advisory Agreement on behalf of the UBS Global Bond Fund, dated July 1, 2002;

          (12) Section 7 of the Investment Advisory Agreement on behalf of the UBS Global Equity Fund, dated July 1, 2002, as amended and restated July 1, 2003;

          (13) Section 6 of the Investment Advisory Agreement on behalf of the UBS Emerging Markets Debt Fund, dated December 10, 1998, as amended;

          (14) Section 6 of the Investment Advisory Agreement on behalf of the UBS Emerging Markets Equity Fund, dated December 10, 1998, as amended;

          (15) Section 7 of the Form of Investment Advisory Agreement on behalf of the UBS Dynamic Alpha Fund;

          (16) Section 7 of the Form of Investment Advisory Agreement on behalf of the UBS Absolute Return Bond Fund;

          (17) Section 7 of the Investment Advisory Agreement on behalf of the UBS U.S. Mid Cap Growth Equity Fund; and

          (18) Section 7 of the Investment Advisory Agreement on behalf of the UBS U.S. Equity Alpha Fund.

     (b)  Sections I.8(a), I.8(c)(iii), I.10, II.A.2, II.B.5, II.C.6, III.1.,
          III.2.(b) through III.2.(e), III.4.(e) and III.9.(b) of the Multiple Services Agreement dated May 9, 1997, as amended, between Morgan Stanley Trust Company, as succeeded by JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank) and the Registrant, on behalf of its series, which is incorporated herein by reference.

     (c) Section 9(a) of the Principal Underwriting Contract between UBS Global Asset Management (US) Inc. (formerly known as Brinson Advisors, Inc.) and the Registrant on behalf of each series dated November 5, 2001, which is incorporated herein by reference.

     (d) Section 12 of the Transfer Agency and Related Services Agreement between PFPC Inc. and the Registrant on behalf of each series dated August 20, 2001, which is incorporated herein by reference.

     (e) Sections 8 and 9 of the Administration Contract between UBS Global Asset Management (Americas) Inc. and the Registrant on behalf of each series, which is incorporated herein by reference.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT MANAGER

UBS Global Asset Management (Americas) Inc. provides investment advisory services consisting of portfolio management for a variety of individuals and institutions. For information as to any other business, vocation or employment of a substantial nature in which the Registrant's investment advisor and each officer of the Registrant's investment advisor is or has been engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, within the last two fiscal years, see UBS Global Asset Management (Americas) Inc.'s Form ADV (File #801-34910) filed under the Investment Advisers Act of 1940, as amended, which is incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITER

(a) UBS Global AM (US) serves as principal underwriter for the following investment companies:

         UBS Cashfund Inc.,
         UBS Index Trust,
         UBS Investment Trust,
         UBS Money Series,
         UBS Managed Municipal Trust,
         UBS Master Series, Inc.,
         UBS Municipal Money Market Series,
         UBS RMA Money Fund, Inc.,
         UBS RMA Tax-Free Fund, Inc.,
         UBS Series Trust,
         Global High Income Dollar Fund Inc.,
         Insured Municipal Income Fund Inc.,
         Investment Grade Municipal Income Fund Inc.,
         Managed High Yield Plus Fund Inc.,
         Strategic Global Income Fund, Inc., and
         UBS PACE Select Advisors Trust
         SMA Relationship Trust
         Fort Dearborn Income Securities, Inc.

(b) UBS Global AM (US) is the Registrant's principal underwriter. The information set forth below is furnished for those directors and officers of UBS Global AM (US) who also serve as directors or officers of the Registrant.

                               POSITIONS AND OFFICES      POSITIONS AND OFFICES
NAME AND BUSINESS ADDRESS*       WITH UNDERWRITER          WITH THE REGISTRANT
--------------------------       ----------------          -------------------
Kai Sotorp**                   Head of the Americas            President
                               for UBS Global Asset
                               Management, a member
                                 of the UBS Group
                               Managing Board and a
                                member of the UBS
                             Global Asset Management
                                Executive Committee

Joseph J. Allessie*             Director and Deputy       Vice President and
                              General Counsel of UBS      Assistant Secretary
                                    Global AM

Andrew Shoup*                  Managing Director and       Vice President and
                             Head of Global Treasury    Chief Operating Officer
                                  Administration
                                    Department

Thomas Disbrow*              Director and Head of the      Vice President and
                                 U.S. Mutual Fund             Treasurer
                             Treasury Administration
                             Department of UBS Global
                                        AM

Mark F. Kemper**                Managing Director,        Vice President and
                               General Counsel and            Secretary
                             Secretary of UBS Global
                                        AM

RoseAnn Bubloski*            Associate Director and       Vice President and
                             Senior Manager of the        Assistant Treasurer
                                U.S. Mutual Fund
                             Treasury Administration
                               Department of UBS
                                    Global AM

Joanne Kilkeary*             Associate Director and       Vice President and
                             Senior Manager of the        Assistant Treasurer
                                U.S. Mutual Fund
                             Treasury Administration
                                Department of UBS
                                   Global AM

                               POSITIONS AND OFFICES      POSITIONS AND OFFICES
NAME AND BUSINESS ADDRESS*       WITH UNDERWRITER          WITH THE REGISTRANT
--------------------------       ----------------          -------------------
Michael Flook*               Associate Director and       Vice President and
                             Senior Manager of the        Assistant Treasurer
                                U.S. Mutual Fund
                             Treasury Administration
                               Department of UBS
                                   Global AM

Joseph McGill*               Managing Director and        Vice President and
                                Chief Compliance          Chief Compliance
                             Officer of UBS Global             Officer
                                       AM

Eric Sanders*                Director and Associate       Vice President and
                             General Counsel of UBS       Assistant Secretary
                                   Global AM

Tammie Lee*                  Director and Associate       Vice President and
                             General Counsel of UBS       Assistant Secretary
                                   Global AM

Keith A. Weller*              Executive Director and      Vice President and
                             Senior Associate General     Assistant Secretary
                              Counsel of UBS Global
                                        AM

(c)  Not Applicable.

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) [15 U.S.C. 80a-3-(a)] and rules under that section, are maintained by JPMorgan Chase Bank ("JPMorgan Chase"), 270 Park Avenue, New York, New York 10017 with the exception of those maintained by the Registrant's investment advisor, UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, IL, 60606.

JPMorgan Chase provides general sub-administrative, accounting, portfolio valuation, and custodian services to the Registrant, including the coordination and monitoring of any third-party service providers and maintains all such records relating to these services.

ITEM 29. MANAGEMENT SERVICES

There are no management related service contracts not discussed in Part A or Part B.

ITEM 30. UNDERTAKINGS

Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused Post-Effective Amendment No. 54/55 to this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and the State of New York on the 27th day of October 2006.

                                        THE UBS FUNDS


                                        By:
                                            ------------------------------------
                                            Kai Sotorp*
                                            President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

           SIGNATURE                      TITLE                  DATE
           ---------                      -----                  ----


                                 Chairman and              October 27, 2006
------------------------------   Trustee
Frank K. Reilly*


                                 Trustee                   October 27, 2006
------------------------------
Walter E. Auch*


                                 Trustee                   October 27, 2006
------------------------------
Edward M. Roob*


                                 Trustee                   October 27, 2006
------------------------------
Adela Cepeda*


                                 Trustee                   October 27, 2006
------------------------------
J. Mikesell Thomas*


                                 Treasurer and Principal   October 27, 2006
------------------------------   Accounting Officer
Thomas Disbrow*


* By: /s/ Joseph J. Allessie
      ------------------------------------
      Joseph J. Allessie, Attorney-in-Fact
      (Pursuant to Powers of Attorney incorporated herein by reference and filed herewith.)

                                 EXHIBITS INDEX

                          EXHIBITS                                  EXHIBIT NO.

Amended Attachment A (approved borrowers) to the
Registrant's Multiple Services Agreement                           EX-99.g.1.iii
Revised Schedule B3 (authorized signatories) to the
Registrant's Multiple Services Agreement                           EX-99.g.1.iv
Amended Schedule B1 and Schedule F to the Registrant's
Multiple Services Agreement                                        EX-99.g.1.v
Consent of Auditors                                                EX-99.j.1
Powers of Attorney                                                 EX-99.j.2.b
Code of Ethics                                                     EX-99.p.1